                                                     Registration Nos.333-48457
                                                                   811-04865-01

      As filed with the Securities and Exchange Commission on May 1, 2006

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 [ X ]

   Pre-effective Amendment No.      [  ]

   Post-Effective Amendment No.     [14]

                                    and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         [ X ]

   Amendment No.                    [9]

                 VARIABLE ACCOUNT B OF AMERICAN INTERNATIONAL
                      LIFE ASSURANCE COMPANY OF NEW YORK
                          (Exact Name of Registrant)

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                              (Name of Depositor)

                                80 Pine Street
                           New York, New York 10005
        (Address of Depositor's Principal Executive Offices) (Zip Code)

                                (713) 831-8470
               Depositor's Telephone Number, including Area Code

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                              (Name of Guarantor)
                                70 Pine Street
                           New York, New York 10270

                                (212) 770-7000
              (Guarantor's Telephone Number, Including Area Code)

                             Lauren W. Jones, Esq.
                            Deputy General Counsel
                     American General Life Companies, LLC
                              2929 Allen Parkway
                           Houston, Texas 77019-2191
(Name and Address of Agent for Service for Depositor, Registrant and Guarantor)

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective

   [ ] immediately upon filing pursuant to paragraph (b)

   [X] on May 1, 2006 pursuant to paragraph (b)

   [ ] 60 days after filing pursuant to paragraph (a)(1)

   [ ] on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EXECUTIVE ADVANTAGE(SM)

GROUP FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES (the "Policies") issued by American International Life Assurance Company of New York ("AI Life") through its Variable Account B

                            This prospectus is dated
                                   May 1, 2006

American International Life Assurance Company of New York ("AI Life") is offering life insurance coverage under the Executive Advantage(SM) group flexible premium variable universal life policy (the "Policy"). The Policy provides insurance protection for individuals within groups under corporate owned or sponsored arrangements. Corporate owned arrangements are those where an employer (or trust established by an employer) purchases life insurance coverage on their employees. The employer or trust is the Beneficiary. Sponsored arrangements are those instances where an employer, a financial institution or association allows us to sell insurance policies to its employees, depositors or members. The description of the Policy in this prospectus is fully applicable to your certificate and the word "Policy" includes any such certificate.

For information on how to contact AI Life, please see page 5.

The Index of Special Words and Phrases on page 53 will define many of the words and phrases that we use. All of the words and phrases listed in the Index will be underlined and written in bold the first time they appear in this prospectus.

This prospectus generally describes only the variable portions of the Policy. Please read this prospectus carefully and keep it for future reference.

The Guaranteed Account is part of our general account. You can use AI Life's Variable Account B ("Variable Account") to invest in the Executive Advantage variable investment options. Currently, the Executive Advantage variable investment options each purchase shares of a corresponding Fund of:

..    AllianceBernstein Variable Products Series Fund, Inc. ("AllianceBernstein
     VPS")
..    American Century Variable Portfolios, Inc. ("American Century VP")
..    Credit Suisse Trust ("Credit Suisse Trust")
..    Fidelity(R) Variable Insurance Products ("Fidelity(R) VIP")
..    FAM Variable Series Funds, Inc. ("Mercury")
..    Franklin Templeton Variable Insurance Products Trust ("Franklin Templeton
     VIP")
..    Goldman Sachs Variable Insurance Trust ("Goldman Sachs VIT")
..    J.P. Morgan Series Trust II ("JPMorgan")
..    Neuberger Berman Advisers Management Trust ("Neuberger Berman AMT")
..    PIMCO Variable Insurance Trust ("PIMCO VIT")
..    The Universal Institutional Funds, Inc. ("UIF")
..    VALIC Company I ("VALIC Co. I")
..    Vanguard(R) Variable Insurance Fund ("Vanguard VIF")

See "Variable Investment Options" on page 18 for a complete list of the variable investment options and the respective advisers and sub-advisers of the corresponding Funds. You should also read the prospectuses of the Funds underlying variable investment options that may interest you. You can request free copies from your AI Life representative or from our Administrative Center shown on page 5 of this prospectus.

Buying this Policy might not be a good way of replacing your existing insurance or adding more insurance if you already own a flexible premium variable life insurance Policy. You may wish to consult with your insurance representative or financial adviser.

Neither the Securities and Exchange Commission ("SEC") nor any state securities commission has approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

The Policies are not insured by the FDIC, The Federal Reserve Board or any similar agency. They are not a deposit or other obligation of, nor are they guaranteed or endorsed by, any bank or depository institution. An investment in a variable life insurance policy is subject to investment risks, including possible loss of principal invested.

The Policies are not available in all states. This prospectus does not offer the Policies in any jurisdiction where they cannot be lawfully sold. You should rely only on the information contained in this prospectus, or on sales materials we have approved or that we have referred you to. We have not authorized anyone to provide you with information that is different.

                                TABLE OF CONTENTS

POLICY BENEFITS/RISKS SUMMARY..................................................6
POLICY BENEFITS................................................................6
  Death Benefit................................................................6
    Death Benefit Proceeds.....................................................6
    Death Benefit Options......................................................6
  Full Surrenders, Partial Surrenders, Transfers, and Policy Loans.............6
    Full Surrenders............................................................6
    Partial Surrenders.........................................................7
    Transfers..................................................................7
    Loans......................................................................7
  Premiums.....................................................................7
    Flexibility of Premiums....................................................7
    Free Look..................................................................7
  The Policy...................................................................7
    Ownership Rights...........................................................7
    Variable Account...........................................................8
    Guaranteed Account.........................................................8
    Account Value..............................................................8
    Payment Options............................................................8
    Tax Benefits...............................................................8
  Supplemental Benefits and Riders.............................................8
POLICY RISKS...................................................................8
  Investment Risk..............................................................8
  Risk of Lapse................................................................9
  Tax Risks....................................................................9
  Partial Surrender and Full Surrender Risks...................................9
  Policy Loan Risks...........................................................10
PORTFOLIO RISKS...............................................................10
TABLES OF CHARGES.............................................................11
GENERAL INFORMATION...........................................................15
  American International Life Assurance Company of New York...................15
  The Variable Account........................................................15
  Guarantee of Insurance Obligations..........................................15
  Additional Information......................................................16
  Communication with AI Life..................................................16
    Administrative Center.....................................................16
  Applying for a Policy.......................................................16
    Our age requirement for the Insured.......................................16
    The minimum Face Amount...................................................16
    We require a minimum initial premium......................................16
    When your coverage will be effective......................................16
    General...................................................................17
  Variable Investment Options.................................................17
  Guaranteed Investment Option................................................20
  Guaranteed Account Value....................................................20
  Voting Privileges...........................................................21
  Illustrations...............................................................21
POLICY FEATURES...............................................................22
  Death Benefits..............................................................22
    Your Face Amount of insurance.............................................22
    Your death benefit........................................................22

    Life Insurance Proceeds...................................................22
    Payment of Life Insurance Proceeds........................................23
    Amount of Life Insurance Proceeds.........................................23
  Tax Qualification Options...................................................23
  Changes in Death Benefit Options............................................23
    How to request a change...................................................23
    Tax consequences of changes in insurance coverage.........................24
  Premium Payments............................................................24
    Restrictions on Premium...................................................24
    Minimum Initial Premium...................................................24
    Planned Periodic Premium..................................................24
    Additional Premium........................................................25
    Effect of Premium Payments................................................25
    Grace Period..............................................................25
    Premium Allocations.......................................................26
    Allocation Rules..........................................................26
    Crediting Premium.........................................................26
    Future premium payments...................................................26
  Determining the Account Value...............................................27
  Account Value in the Subaccounts............................................27
    Accumulation Unit Values..................................................27
    Net Investment Factor.....................................................28
    Guaranteed Account Value..................................................28
    Net Account Value.........................................................28
    Cash Surrender Value......................................................28
    Net Cash Surrender Value..................................................28
  Transfers...................................................................28
      Minimum amount of transfer..............................................29
      Form of transfer request................................................29
      Transfers from the Guaranteed Account...................................29
    Date We Process Your Transfer Request.....................................29
    Number of Permitted Transfers/Transfer Charge.............................29
  Dollar Cost Averaging.......................................................29
    Processing your automatic dollar cost averaging transfers.................29
  Market Timing...............................................................30
  Fund-Rejected Transfers.....................................................31
  Changing the Face Amount of Insurance.......................................31
    Changes in Face Amount....................................................31
    Increases in Face Amount..................................................31
    Decreases in Face Amount..................................................31
    Consequences of a Change in Face Amount...................................32
  Effective Date of Policy and Related Transactions...........................32
    Valuation dates, times, and periods.......................................32
    Fund Pricing..............................................................32
    Date of receipt...........................................................32
    Commencement of insurance coverage........................................32
    Issue Date; Policy months and years.......................................32
    Monthly deduction days....................................................33
    Commencement of investment performance....................................33
    Effective date of other premium payments and requests that you make.......33
  Reports to Policy Owners....................................................33
POLICY TRANSACTIONS...........................................................34
  Withdrawing Policy Investments..............................................34

    Full surrender............................................................34
    Partial surrender.........................................................34
    Loans.....................................................................35
    Maximum Loan Amount.......................................................35
    Interest..................................................................35
    Loan Account..............................................................35
    Effect of a Loan..........................................................35
    Outstanding Loan..........................................................36
    Loan Repayment............................................................36
  Maturity of your Policy.....................................................36
  Tax considerations..........................................................36
POLICY PAYMENTS...............................................................36
  Payment Options.............................................................36
    Change of payment option..................................................36
    Tax impact................................................................36
  The Beneficiary.............................................................36
  Assignment of a Policy......................................................37
  Payment of Proceeds.........................................................37
    General...................................................................37
    Delay of Guaranteed Account option proceeds...............................37
    Delay for check clearance.................................................37
    Delay of Variable Account proceeds........................................37
    Delay to challenge coverage...............................................38
    Delay required under applicable law.......................................38
ADDITIONAL RIGHTS THAT WE HAVE................................................38
CHARGES UNDER THE POLICY......................................................39
  Deductions From Premium.....................................................39
    Monthly Deduction From Account Value......................................39
    Administrative Charge.....................................................40
    Cost of Insurance Charge..................................................40
  Net Amount at Risk..........................................................40
    Rate Classes for Insureds.................................................40
  Legal Considerations Relating to Sex-Distinct Premiums and Benefits.........41
  Deduction From Variable Account Assets......................................42
    Mortality and Expense Risk Charge.........................................42
  Deductions Upon Policy Transactions.........................................42
    Transfer Charge...........................................................42
    Surrender Charge..........................................................42
    Surrender Charge Calculation..............................................42
    Surrender Charge Based On An Increase Or Decrease In Face Amount..........43
    Partial Surrender Charge..................................................43
    Partial Surrender Charge Due to Decrease in Face Amount...................44
    Partial Surrender Administrative Charge...................................44
    Discount Purchase Programs................................................44
OTHER POLICY PROVISIONS.......................................................44
  Right to Exchange...........................................................44
  More About Policy Charges...................................................44
    Purpose of our charges....................................................44
    General...................................................................45
  Account Value...............................................................45
    Your Account Value........................................................45
    Your investment options...................................................45
    The Guaranteed Account....................................................46

POLICY LAPSE AND REINSTATEMENT................................................46
  Reinstatement...............................................................46
FEDERAL INCOME TAX CONSIDERATIONS.............................................47
  Tax Status of the Policy....................................................47
  AI Life.....................................................................47
  Diversification and Investor Control........................................47
  Tax Treatment of the Policy.................................................48
  Tax Treatment of Policy Benefits In General.................................48
  Pre-Death Distribution......................................................48
  Policies Not Classified as Modified Endowment Contracts.....................48
  Modified Endowment Contracts................................................49
  Interest on Loans...........................................................49
  Policy Exchanges and Modifications..........................................50
  Withholding.................................................................50
  Contracts Issued in Connection With Tax Qualified Pension Plans.............50
  Possible Charge for AI Life's Taxes.........................................50
LEGAL PROCEEDINGS.............................................................50
FINANCIAL STATEMENTS..........................................................52
INDEX OF SPECIAL WORDS AND PHRASES............................................53
APPENDIX A....................................................................55

CONTACT INFORMATION: Here is how you can contact us about the AI Life Executive Advantage Policies:

Administrative Center:                    Home Office:
--------------------------------------------------------------------------------
American International Life Assurance     American International Life Assurance
Company of New York                       Company of New York
One ALICO Plaza                           80 Pine Street
600 King Street, CLMK                     New York, New York 10005
Wilmington, Delaware 19801                1-212-709-8716
1-302-594-2352

                          POLICY BENEFITS/RISKS SUMMARY

     This summary describes the Policy's important benefits and risks. The sections in this prospectus following this summary discuss the Policy's benefits and other provisions in more detail.

                                 POLICY BENEFITS

     You may allocate your Account Value among the 43 variable investment options available under the Policy, each of which invests in an underlying Fund (each available portfolio is referred to in this prospectus as a "Fund" and collectively, the "Funds"), and the Guaranteed Account, which credits a specified rate of interest. Your Account Value will vary based on the investment performance of the variable investment options you choose and interest credited in the Guaranteed Account.

Death Benefit

..    Death Benefit Proceeds: We pay the death benefit proceeds (reduced by any outstanding Policy loans and any accrued loan interest) to the Beneficiary when the Insured person dies. In your application to buy an Executive Advantage Policy, you tell us how much life insurance coverage you want. We call this the "Face Amount" of insurance.

..    Death Benefit Options: You must choose one of the two Death Benefit Options when you apply for your Policy:
     .    Level Death Benefit Option or
     .    Increasing Death Benefit Option

     For the Level Death Benefit Option, the death benefit will be the greater of:
     .    Face Amount; or
     . Account Value on the date of death multiplied by the appropriate minimum death benefit factor.

     You should consider this Death Benefit Option if you want to minimize your cost of insurance.

     For the Increasing Death Benefit Option, the death benefit will be the greater of:
     .    Face Amount plus the Account Value; or
     . Account Value on the date of death multiplied by the appropriate minimum death benefit factor.
     You should consider this Death Benefit Option if you want your death benefit to increase with your Account Value.

     Federal tax law may require us to increase payment under any of the above Death Benefit Options. See "Tax Qualification Options" on page 23.

Full Surrenders, Partial Surrenders, Transfers, and Policy Loans

..    Full Surrenders: At any time while the Policy is in force, you may surrender your Policy in full. If you do, we will pay you the Account Value, less any Policy loans and any accrued loan interest, and less any surrender charge that then applies. We call this amount your Net Cash Surrender Value. A surrender charge may apply. See "Surrender Charge" on page 42. You cannot reinstate a surrendered Policy. A full surrender may have adverse tax consequences.

..    Partial Surrenders: We will not allow a partial surrender during the first
     Policy year or during the first 12 months following an increase in Face Amount. You may make two partial surrenders per year. A partial surrender must be at least $500 but may not exceed 90% of your Policy's Net Cash Surrender Value. We may deduct the applicable surrender charge on a partial surrender. Currently, we do not assess a processing charge for partial surrenders. A partial surrender may have adverse tax consequences.

..    Transfers: Within certain limits, you may make transfers among the variable investment options and the Guaranteed Account. You may make up to twelve transfers of Account Value among the variable investment options in each Policy year without charge. We currently assess a $25 charge for each transfer after the 12th transfer in a Policy year. There are special limits on transfers involving the Guaranteed Account.

..    Loans: You may take a loan from your Policy at any time after the first
     Policy year. The maximum loan amount you may take is 90% of your Policy's Net Cash Surrender Value. We charge you interest daily on any Outstanding Loan at a declared annual rate not in excess of 8%. The maximum net cost (the difference between the rate of interest charged on loans and the amount we credit on the equivalent amount held in the Loan Account) of a loan is 2% per year. You may increase your risk of lapse if you take a loan. Loans may have adverse tax consequences.

Premiums

..    Flexibility of Premiums: After you pay the initial premium, you can pay subsequent premiums at any time (prior to the Policy's maturity) and in any amount (but not less than $50). You can select a premium payment plan to pay planned periodic premiums annually. You are not required to pay premiums according to the plan. Under certain circumstances, we may limit the amount of a premium payment or reject a premium payment.

..    Free Look: When you receive your Policy, the free look period begins. You may return your Policy during this period and receive a refund of the premiums paid.

The free look period generally expires the later of:

     .    10 days after you receive the Policy, or
     .    45 days after you sign Part I of the application.

The Policy

..    Ownership Rights: While the Insured person is living, you, as the Owner of the Policy, may exercise all of the rights and options described in the Policy. These rights include selecting and changing the Beneficiary, changing the Owner, and assigning the Policy.

..    Variable Account: You may direct the money in your Policy to any of the variable investment options of the Variable Account. Each variable investment option invests exclusively in one of the Mutual Funds listed in this prospectus.

..    Guaranteed Account: You may place amounts in the Guaranteed Account where it earns interest at the rate of 4% annually. We may declare higher rates of interest, but are not obligated to do so.

..    Account Value: Account Value varies from day to day, depending on the investment performance of the variable investment options you choose, interest we credit to the Guaranteed Account, charges we deduct, and any other transactions (e.g., transfers, partial surrenders and loans).

..    Payment Options: There are several ways of receiving proceeds under the death benefit, surrender, and maturity provisions of the Policy, other than in a lump sum. More detailed information concerning these payment options is available on request from our Administrative Center.

..    Tax Benefits: The Policy is designed to afford the tax treatment normally accorded life insurance contracts under federal tax law. Generally, under federal tax law, the death benefit under a qualifying life insurance Policy is excludable from the gross income of the Beneficiary until there is a distribution. This means that under a qualifying life insurance Policy, cash value accumulates on a tax deferred basis and transfers of cash value among the available investment options under the Policy may be made tax free. Under a qualifying life insurance Policy that is not a modified endowment contract ("MEC"), the proceeds from Policy loans would not be taxed. If the Policy is not a MEC, distributions after the 15th Policy year generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

Supplemental Benefits and Riders

     We offer no supplemental benefits or riders with this Policy.

                                  POLICY RISKS

Investment Risk

     The Policy is not suitable as a short-term investment. We designed the Policy to meet long-term financial goals. In the Policy's early years, if the total charges exceed total premiums paid or if your investment choices perform poorly, your Policy may not have any cash surrender value. Any applicable surrender charge may be large enough in the Policy's early years so that if you fully surrender your Policy you may receive no cash surrender value. If you take multiple partial surrenders, your Account Value may not cover required charges and your Policy would lapse.

     If you invest your Account Value in one or more variable investment options, then you will be subject to the risk that the investment performance of the variable investment options will be unfavorable. You will also be subject to the risk that the Account Value will decrease because of the unfavorable performance and the resulting higher insurance charges. You could lose everything you invest. You will also be subject to the risk that the investment performance of the variable investment options you choose may be less favorable than that of other variable investment options, and in order to keep the Policy in force may be required to pay more premiums than originally planned. We do not guarantee a minimum Account Value.

     If you allocate Net Premiums to the Guaranteed Account, then we credit your Account Value (in the Guaranteed Account) with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4%.

Risk of Lapse

     If your Net Cash Surrender Value is not enough to pay the charges deducted against Account Value each month, your Policy may enter a 61-day Grace Period. We will notify you that the Policy will lapse (terminate without value) at the end of the Grace Period unless you make a sufficient payment. Your Policy may also lapse if outstanding Policy loans plus any accrued interest payable exceeds the Cash Surrender Value.

     If we do not receive a sufficient premium before the end of the Grace Period, the Policy will terminate without value. We will send you a written notice within 30 days of the beginning of any Grace Period. The notice will state that you have 61 days from the due date of the premium to pay the necessary charges to avoid lapse of the Policy. If the Insured dies during the Grace Period, we will still pay the Life Insurance Proceeds to the Beneficiary. The amount we pay will reflect a reduction for the unpaid monthly deductions due on or before the date of the Insured's death.

Tax Risks

     We anticipate that the Policy should generally be deemed a life insurance contract under federal tax law. However, due to limited guidance under the federal tax law, there is some uncertainty about the application of the federal tax law to the Policy, particularly if you pay the full amount of premiums permitted under the Policy. Please consult a tax adviser about these consequences.

     Depending on the total amount of premiums you pay, the Policy may be treated as a MEC under federal tax laws. If a Policy is treated as a MEC, then surrenders, partial surrenders, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial surrenders, and loans taken before you reach age 59 1/2.

     You should consult a qualified tax adviser for assistance in all Policy-related tax matters. See "Federal Income Tax Considerations" on page 47.

Partial Surrender and Full Surrender Risks

     The surrender charge under the Policy applies for the first 14 Policy years (and for a maximum of the first 14 Policy years after any increase in the Policy's Face Amount) in the event you surrender the Policy or decrease the Face Amount. The surrender charge may be considerable. Any Outstanding Loan balance reduces the amount available to you upon a partial or full surrender. It is possible that you will receive no Net Cash Surrender Value if you surrender your Policy in the first few Policy years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Account Value in the near future. We designed the Policy to meet long-term financial goals.

     A partial surrender or full surrender may have adverse tax consequences.

Policy Loan Risks

     A Policy loan, whether or not repaid, will affect Account Value over time because we subtract the amount of the loan from the variable investment options and/or Guaranteed Account as collateral, and this loan collateral does not participate in the investment performance of the variable investment options or receive any excess interest credited to the Guaranteed Account.

     We reduce the amount we pay on the Insured person's death by the amount of any Policy loan and your Policy may lapse (terminate without value) if outstanding Policy loans plus any accrued interest payable reduce the Net Cash Surrender Value to zero.

     If you surrender the Policy or allow it to lapse while a Policy loan remains outstanding, the amount of the loan, to the extent it has not previously been taxed, is treated as a distribution from the Policy and may be subject to federal income taxation.

                                 PORTFOLIO RISKS

     A discussion of the risks of each Fund may be found in its prospectus. Please refer to the Funds' prospectuses for more information. You may request a copy of any or all of the Fund prospectuses by contacting us at the Administrative Center shown on page 5 of this prospectus.

     There is no assurance that any of the Funds will achieve its stated investment objective.

                                TABLES OF CHARGES


     The following tables describe the fees and expenses that are payable, when buying, owning and surrendering a Policy. No Policy Owner will be charged more than the amount we show under the "Maximum Guaranteed Charge" columns.

     The first table describes the fees and expenses that are payable, at the time that you (1) buy a Policy, (2) surrender a Policy during the first 14 Policy years and the first 14 Policy years following an increase in the Policy's Face Amount, (3) change a Policy's Face Amount, or (4) transfer Account Value between investment options.

                                                         Transaction Fees
-----------------------------------------------------------------------------------------------------------------------------------
Charge                        When Charge is Deducted             Maximum Guaranteed Charge        Current Charge
-----------------------------------------------------------------------------------------------------------------------------------
Statutory Premium Tax Charge  Upon receipt of each premium        3.5%/1/ of each premium payment  0%/1/ of each premium payment payment

DAC Tax Charge                Upon receipt of each premium        1%                               0%
                              payment

Premium Expense Charge        Upon receipt of each premium        9% of the amount of each         9% of the amount of each
                              payment                             premium payment                  premium payment

Surrender Charge

 Maximum Charge - for a 77    Upon a partial surrender or a       $39 per $1,000 of Face Amount    $0 per $1,000 of Face Amount/2/
 year old male, smoker with   full surrender of your Policy
 a Face Amount of $100,000    during the first 14 Policy years
 for the first Policy year/2/ and during the first 14 Policy years following an increase in
                              the Policy's Face Amount

 Minimum Charge - for a 18    Upon a partial surrender or a       $8 per $1,000 of Face Amount     $0 per $1,000 of Face Amount/2/
 year old female, nonsmoker   full surrender of your Policy
 with a Face Amount of        during the first 14 Policy years
 $100,000 for the first       and during the first 14 Policy
 Policy year/2/               years following an increase in
                              the Policy's Face Amount

 Example Charge - for a 45    Upon a partial surrender or a       $24 per $1,000 of Face Amount    $0 per $1,000 of Face Amount/2/
 year old male, non-smoker    full surrender of your Policy
 with a Face Amount of        during the first 14 Policy years
 $100,000 for the first       and during the first 14 Policy
 Policy year/2/               years following an increase in
                              the Policy's Face Amount

----------

     /1/ Statutory premium tax rates vary by state. For example, the highest premium tax rate, 3.5%, is in the state of Nevada, while the lowest premium tax rate, 0.50%, is in the state of Illinois. Certain local jurisdictions may assess additional premium taxes.

     /2/ The Surrender Charge will vary based on the Insured person's sex, age, risk class, Policy year and Face Amount. The Surrender Charges shown in the table may not be typical of the charges you will pay. Page 3B of your Policy will indicate the guaranteed Surrender Charges applicable to your Policy. More detailed information concerning your Surrender Charge is available free of charge on request from our Administrative Center shown on page 5 of this prospectus.

                                                     Transaction Fees
----------------------------------------------------------------------------------------------------------------------------
Charge                     When Charge is Deducted   Maximum Guaranteed Charge           Current Charge
----------------------------------------------------------------------------------------------------------------------------
Partial Surrender          Upon a partial            The lesser of $25 or 2% of the      $0
Processing Fee             surrender of your Policy  amount of the partial surrender

Transfer Fee               Upon a transfer of        $25 for each transfer/1/            $25 for each transfer/1/
                           Account Value

Policy Loan Interest       Annually (on your         8% of the Outstanding Loan balance  8% of the Outstanding Loan balance
Charge                     Policy anniversary)

Policy Owner Additional    Upon each request for a   $25                                 $0
Illustration Charge        Policy illustration
                           after the first in a
                           Policy year

Flat Monthly Charge        Monthly, at the           $10                                 $7
                           beginning of each
                           Policy Month

First Year                 Monthly, at the           $25                                 $0
Administrative Charge      beginning of each
                           Policy month during the
                           first Policy year

Face Amount Increase       Monthly, at the           $25                                 $0
Charge                     beginning of each
                           Policy month for the 12
                           months immediately
                           following the effective
                           date of the increase

----------

     /1/ The first 12 transfers in a Policy year are free of charge.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund fees and expenses.

                                                       Periodic Charges
                                              (other than Fund fees and expenses)
------------------------------------------------------------------------------------------------------------------------------
Charge                            When Charge is Deducted       Maximum Guaranteed Charge       Current Charge
------------------------------------------------------------------------------------------------------------------------------
Cost of Insurance Charge/1/

  Maximum Charge - for the        Monthly, at the beginning     $4.74911 per $1,000 of Net      $2.3204 per $1,000 of Net
  first Policy year for a 70      of each Policy month          Amount at Risk/2/               Amount at Risk
  year old male, smoker,
  guaranteed issue with a
  Face Amount of $100,000

  Minimum Charge - for the        Monthly, at the beginning     $0.08 per $1,000 of Net         $0.0171 per $1,000 of Net
  first Policy year for a 18      of each Policy month          Amount at Risk                  Amount at Risk
  year old female, nonsmoker,
  medically underwritten, with
  a Face Amount of $100,000

  Example Charge - for the        Monthly, at the beginning     $0.28758 per $1,000 of Net      $0.0514 per $1,000 of Net
  first Policy year for a 45      of each Policy month          Amount at Risk                  Amount at Risk
  year old male, nonsmoker,
  medically underwritten with a
  Face Amount of $100,000

Mortality and Expense Risk
Charge

  Policy years 1-4/3,4/           Daily                         annual effective rate of        annual effective rate of
                                                                1.0%/4/                         0.65%/4/

---------------

     /1/ The Cost of Insurance Charge will vary based on the Insured person's sex, age, rate class, Policy year, and the Face Amount. The Cost of Insurance Charges shown in the table may not be typical of the charges you will pay. Page 3C of your Policy will indicate the guaranteed Cost of Insurance Charge applicable to your Policy. More detailed information concerning your Cost of Insurance Charge is available on request from our Administrative Center. Also, before you purchase the Policy, we will provide you hypothetical illustrations of Policy values based upon the Insured person's age and rate class, the Death Benefit Option, Face Amount and planned periodic premiums. Please consult your insurance representative or contact AI Life for information about your Cost of Insurance Charge.

     /2/ The Net Amount at Risk is the difference between the current death benefit under your Policy divided by 1.0032737 and your Account Value under the Policy.

     /3/ After the 4th Policy year, the maximum Mortality and Expense Charge will be as follows:

     Policy years 5-20          annual effective rate of 1.00%     (guaranteed)     and 0.20%         (current)
     Policy years 21+           annual effective rate of 1.00%     (guaranteed)     and 0.15%         (current)

     /4/ All percentages are calculated as a percent of Account Value invested in the Variable Account options.

     The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the maximum and minimum Total Annual Fund Operating Expenses before contractual waiver or reimbursement for any of the Funds for the fiscal year ended December 31, 2005. Current and future expenses for the Funds may be higher or lower than those shown.

                          Annual Fund Fees and Expenses
                (expenses that are deducted from the Fund assets)
--------------------------------------------------------------------------------
Charge                                          Maximum             Minimum
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses
for all of the Funds (expenses that are
deducted from portfolio assets include
management fees, distribution (12b-1)
fees, and other expenses)/1/                     1.78%               0.10%

Details concerning each Fund's specific fees and expenses are contained in the Funds' prospectuses .

----------

     /1/ Currently 11 of the Funds have contractual reimbursements or fee waivers. These reimbursements or waivers expire on April 30, 2007. The impact of contractual reimbursements or fee waivers is as follows:

Charge                                        Maximum            Minimum
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses for
all of the Funds After Contractual
Reimbursement or Fee Waiver                        1.78%              0.10%

                               GENERAL INFORMATION

American International Life Assurance Company of New York

     American International Life Assurance Company of New York ("AI Life") is a stock life insurance company initially organized under the laws of New York. AI Life's home office address is 80 Pine Street, New York, New York 10005. AI Life was incorporated in 1962. AI Life is a wholly owned subsidiary of American International Group, Inc. ("AIG"). AIG, a Delaware corporation, is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and internationally. AIG is a marketing name of AI Life and its affiliates. The commitments under the Policies are AI Life's, and AIG has no legal obligation to back those commitments.

     AI Life is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is a voluntary membership organization created by the life insurance industry to promote ethical market conduct for life insurance and annuity products. AI Life's membership in IMSA applies only to AI Life and not its products.

The Variable Account

     We established the Variable Account as a separate investment account on June 5, 1986. It is used to support the Policy and other variable life insurance policies, and used for other permitted purposes. The Variable Account is registered with the SEC as a unit investment trust under the federal securities laws and qualifies as a "Variable Account" within the meaning of these laws.

     We own the assets in the Variable Account. The Variable Account is divided into subaccounts. The Variable Account may include other subaccounts which are not available under the Policy.

     The assets in the Variable Account may not be used to pay any liabilities of AI Life other than those arising from the Policies, and AI Life is obligated to pay all amounts due the Policy Owners under the Policies.

Guarantee of Insurance Obligations

     Insurance obligations under the Policies are guaranteed by National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union"), an affiliate of AI Life. Insurance obligations include, without limitation, Policy values invested in the Guaranteed Account, death benefits and Policy features that provide return of premium or protection against Policy lapse. The guarantee does not guarantee Policy value or the investment performance of the variable investment options available under the Policies. The guarantee provides that Policy owners can enforce the guarantee directly.

     AI Life expects that the National Union guarantee will be terminated within the next year. However, the insurance obligations on Policies issued prior to termination of the National Union guarantee would continue to be covered, including obligations arising from premium payments or other payments received after termination, until satisfied in full.

     National Union is a stock property-casualty insurance company incorporated under the laws of the Commonwealth of Pennsylvania on February 14, 1901. National Union's principal executive office is located at 70 Pine Street, New York, New York 10270. National Union is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. National Union is a wholly owned subsidiary of AIG and an affiliate of AI Life.

Additional Information

     We have filed a Statement of Additional Information (the "SAI") with the SEC which includes more information about your Policy. The back cover page of this prospectus describes how you can obtain a copy of the SAI.

Communication with AI Life

     When we refer to "you," we mean the person who is authorized to take any action with respect to a Policy. Generally, this is the Owner named in the Policy. Where a Policy has more than one Owner, each Owner generally must join in any requested action, except for transfers and changes in the allocation of future premiums or changes among the investment options.

     Administrative Center. The Administrative Center provides service to all Policy Owners. For applicants, your AI Life representative will tell you if you should use an address other than the Administrative Center address. All premium payments, requests, directions and other communications should be directed to the appropriate location. See AI Life's addresses under "Contact Information" on page 5 of this prospectus.

Applying for a Policy

     To purchase a Policy, you must complete an application and submit it to us. You must specify certain information in the application, including the Face Amount and the Death Benefit Option. We may also require information to determine if the Insured is an acceptable risk to us. We may require a medical examination of the Insured and ask for additional information.

     Our age requirement for the Insured. You may apply for a Policy to cover a person who is at least 18 but no more than 70 years of age.

     The minimum Face Amount. The Face Amount must be at least $50,000, for each Insured.

     We require a minimum initial premium. We require that you pay a minimum initial premium before we will issue the Policy. You may pay the minimum initial premium when you submit the application or at a later date.

     We will not issue a Policy until we have accepted the application. We reserve the right to reject an application for any reason or "rate" an Insured as a substandard risk.

     When your coverage will be effective. Your Policy will become effective after:

     .    We accept your application;

     .    We receive an initial premium payment in an amount we determine; and

     .    We have completed our review of your application to our satisfaction.

     General. You should mail or express checks for premium payments and loan repayments directly to the appropriate address shown on your billing statement. If you do not receive a billing statement, send your premium directly to the Administrative Center.

          You must make the following requests in writing:

               .    transfer of Account Value;
               .    loan;
               .    full surrender;
               .    partial surrender;
               .    change of Beneficiary or contingent Beneficiary;
               .    change of allocation percentages for premium payments;
               .    change of allocation percentages for Policy deductions;
               .    loan repayments or loan interest payments;
               .    change of Death Benefit Option or manner of death benefit
                    payment;
               .    change in Face Amount;
               .    addition or cancellation of, or other action with respect
                    to, election of a payment option for Policy proceeds; and
               .    tax withholding elections.

     You should mail or express these requests to the Administrative Center address shown under "Contact Information" on page 5 of this prospectus. You should also communicate notice of the Insured person's death, and related documentation, to our Administrative Center address.

     We have special forms which should be used for loans, assignments, partial and full surrenders, changes of Owner or Beneficiary, and all other contractual changes. You will be asked to return your Policy when you request a full surrender. You may obtain these forms from our Administrative Center or from your AI Life representative. Each communication must include your name, Policy number and, if you are not the Insured person, that person's name. We cannot process any requested action that does not include all required information.

Variable Investment Options

     We divided the Variable Account into variable investment options, each of which invests in shares of a corresponding Fund. Currently, you may invest premium payments in variable investment options investing in the Funds listed in the following table. The name of each Fund describes its type (for example, money market fund, growth fund, equity fund, etc.) except for the Funds with a footnote 1 next to their names. For these Funds, whose name does not describe its type, we provide the information immediately following the table. Fund sub-advisers are shown in parenthesis.

Variable Investment Options                                     Investment Adviser (Sub-adviser, if applicable)
----------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein VPS Americas Government Income Portfolio -    AllianceBernstein, L.P.
Class A

AllianceBernstein VPS Growth and Income Portfolio - Class A     AllianceBernstein, L.P.

AllianceBernstein VPS Growth Portfolio - Class A                AllianceBernstein, L.P.

AllianceBernstein VPS Large Cap Growth Portfolio - Class A      AllianceBernstein, L.P.

AllianceBernstein VPS Small Cap Growth Portfolio - Class A/1/   AllianceBernstein, L.P.

American Century VP Income & Growth Fund                        American Century Investment Management, Inc.

American Century VP International Fund                          American Century Global Investment Management, Inc.

Credit Suisse Trust Emerging Markets Portfolio                  Credit Suisse Asset Management, LLC

Credit Suisse Trust Global Small Cap Portfolio                  Credit Suisse Asset Management, LLC

Credit Suisse Trust International Focus Portfolio               Credit Suisse Asset Management, LLC

Credit Suisse Trust Large Cap Value Portfolio                   Credit Suisse Asset Management, LLC

Credit Suisse Trust Mid-Cap Growth Portfolio                    Credit Suisse Asset Management, LLC

Credit Suisse Trust Small Cap Growth Portfolio                  Credit Suisse Asset Management, LLC

Fidelity(R) VIP Balanced Portfolio - Initial Class              Fidelity Management & Research Company (FMR Co., Inc.)
                                                                (Fidelity International Investment Advisors)
                                                                (Fidelity International Investment Advisors (U.K.) Limited)
                                                                (Fidelity Investments Japan Limited)
                                                                (Fidelity Investments Money Management, Inc.)
                                                                (Fidelity Management & Research (Far East) Inc.)
                                                                (Fidelity Management & Research (U.K.) Inc.)

Fidelity(R) VIP Contrafund(R) Portfolio - Initial Class/2/      Fidelity Management & Research Company (FMR Co., Inc.)
                                                                (Fidelity International Investment Advisors)
                                                                (Fidelity International Investment Advisors (U.K.) Limited)
                                                                (Fidelity Investments Japan Limited)
                                                                (Fidelity Management & Research (Far East) Inc.)
                                                                (Fidelity Management & Research (U.K.) Inc.)

Fidelity(R) VIP Index 500 Portfolio - Initial Class             Fidelity Management & Research Company (FMR Co., Inc.)
                                                                (Geode Capital Management, LLC)

Franklin Templeton VIP Franklin Money Market Fund - Class 1     Franklin Advisers, Inc.

Franklin Templeton VIP Templeton Developing Markets             Templeton Asset Management Ltd.
Securities Fund - Class 2

Franklin Templeton VIP Templeton Foreign Securities Fund -      Templeton Investment Counsel, LLC
Class 2

Franklin Templeton VIP Templeton Growth Securities Fund -       Templeton Global Advisors Limited
Class 2

Goldman Sachs VIT International Equity Fund                     Goldman Sachs Asset Management International

Goldman Sachs VIT Structured U.S. Equity Fund                   Goldman Sachs Asset Management, L.P.

JPMorgan Mid Cap Value Portfolio**                              J.P. Morgan Investment Management Inc.

JPMorgan Small Company Portfolio                                J.P. Morgan Investment Management Inc.

Mercury Basic Value V.I. Fund - Class I Shares/3/               Merrill Lynch Investment Managers, L.P., d/b/a Mercury Advisors

Mercury Fundamental Growth V.I. Fund - Class I Shares/4/        Merrill Lynch Investment Managers, L.P., d/b/a Mercury Advisors

Mercury Government Bond V.I. Fund - Class I Shares              Merrill Lynch Investment Managers, L.P., d/b/a Mercury Advisors

Mercury Value Opportunities V.I. Fund - Class I Shares          Merrill Lynch Investment Managers, L.P., d/b/a Mercury Advisors

Neuberger Berman AMT Partners Portfolio/5/                      Neuberger Berman Management Inc. (Neuberger Berman LLC)

PIMCO VIT High Yield Portfolio - Administrative Class           Pacific Investment Management Company LLC

                                                    (Footnotes found on Page 19)

Variable Investment Options                                     Investment Adviser (Sub-adviser, if applicable)
----------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT Long-Term U.S. Government Portfolio -                 Pacific Investment Management Company LLC
Administrative Class

PIMCO VIT Real Return Portfolio - Administrative Class          Pacific Investment Management Company LLC

PIMCO VIT Short-Term Portfolio - Administrative Class           Pacific Investment Management Company LLC

PIMCO VIT Total Return Portfolio - Administrative Class         Pacific Investment Management Company LLC

UIF Core Plus Fixed Income Portfolio - Class I Shares           Morgan Stanley Investment Management Inc. d/b/a Van Kampen

UIF Emerging Markets Equity Portfolio - Class I Shares          Morgan Stanley Investment Management Inc. d/b/a Van Kampen

UIF High Yield Portfolio - Class I Shares                       Morgan Stanley Investment Management Inc. d/b/a Van Kampen

UIF Mid Cap Growth Portfolio - Class I Shares                   Morgan Stanley Investment Management Inc. d/b/a Van Kampen

UIF U.S. Mid Cap Value Portfolio - Class I Shares               Morgan Stanley Investment Management Inc. d/b/a Van Kampen

VALIC Co. I International Equities Fund                         VALIC* (AIG Global Investment Corp.)

VALIC Co. I Mid Cap Index Fund                                  VALIC* (AIG Global Investment Corp.)

VALIC Co. I Small Cap Index Fund                                VALIC* (AIG Global Investment Corp.)

Vanguard VIF Total Bond Market Index Portfolio                  The Vanguard Group, Inc.

Vanguard VIF Total Stock Market Index Portfolio                 The Vanguard Group, Inc.

     /1/ The Fund type for AllianceBernstein VPS Small Cap Growth Portfolio - Class A is growth equity.
     /2/ The Fund type for Fidelity(R) VIP Contrafund(R) Portfolio - Initial Class is capital appreciation.
     /3/ The Fund type for Mercury Basic Value V.I. Fund - Class I Shares is large cap value.
     /4/ The Fund type for Mercury Fundamental Growth V.I. Fund - Class I Shares is large cap growth.
     /5/ The Fund type for Neuberger Berman AMT Partners Portfolio is mid to large cap value.

     *    "VALIC" means The Variable Annuity Life Insurance Company.
     ** Effective December 16, 2005, the JPMorgan Mid Cap Value Portfolio is no longer available as a variable investment option under new Policies. Policy owners with accumulation value in this investment option may transfer any or all of the value from the investment option. This investment option is not available for any other purpose.

     From time to time, certain Fund names are changed. When we are notified of a name change, we will make changes so that the new name is properly shown. However, until we complete the changes, we may provide you with various forms, reports and confirmations that reflect a Fund's prior name.

     You can learn more about the Funds, their investment policies, risks, expenses and all other aspects of their operations by reading their prospectuses. You should carefully read the Funds' prospectuses before you select any variable investment option. We do not guarantee that any Fund will achieve its objective. In addition, no single Fund or investment option, by itself, constitutes a balanced investment plan.

     We have entered into various services agreements with most of the advisers or administrators for the Funds. We receive payments for the administrative services we perform such as proxy mailing and tabulation, mailing of fund related information and responding to Policy Owners' inquiries about the Funds. Currently, these payments range from 0.15% to 0.35% of the daily market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter. From time to time some of these arrangements may be renegotiated so that we receive a greater payment than previously paid depending on our determination that the expenses that we are incurring are greater than we anticipated. These payments do not result in any additional charges under the Policies that are not described under "Charges Under the Policy" on page 39.

     We also receive what is referred to as "12b-1 fees" from some of the Funds themselves. These fees are designed to help pay for our direct and indirect distribution costs for the Policies.

These fees are generally equal to 0.25% of the daily market value of the assets invested in the underlying Fund.

Guaranteed Investment Option

     Under the Policy, you may currently allocate your Account Value to the Guaranteed Account. In addition, if you request a loan, we will allocate part of your Account Value to the Loan Account which is part of the Guaranteed Account.

     We may treat each allocation and transfer separately for purposes of crediting interest and making deductions from the Guaranteed Account.

     All of your Account Value held in the Guaranteed Account will earn interest at a rate we determine in our sole discretion. This rate will never be less than 4% per year compounded annually. The Loan Account portion of your Account Value may earn a different interest rate than the remaining portion of your Account Value in the Guaranteed Account.

     We will deduct any transfers, partial surrenders or any Policy expenses from the Guaranteed Account and your variable investment options on a pro rata basis, unless you provide other directions. No portion of the Loan Account may be used for this purpose.

     If we must pay any part of the proceeds for a loan, partial surrender or full surrender from the Guaranteed Account, we may defer the payment for up to six months from the date we receive the written request. If we defer payment from the Guaranteed Account for 30 days or more, we will pay interest on the amount we deferred at a rate of 4% per year, compounded annually, until we make payment.

Guaranteed Account Value

     On any Valuation Date, the Guaranteed Account portion of your Policy Account Value equals:

     . the total of all Net Premium, allocated to the Guaranteed Account, plus

     .    any amounts transferred to the Guaranteed Account, plus

     . interest credited on the amounts allocated and transferred to the Guaranteed Account, less

     .    the amount of any transfers from the Guaranteed Account, less

     . the amount of any partial surrender, including the partial surrender charges, taken from the Guaranteed Account, less

     . the allocated portion of the monthly deduction deducted from the Guaranteed Account, plus

     .    the amount of the Loan Account.

     If you take a loan, we transfer the amount of the loan to the Loan Account held in the Guaranteed Account. The value of your Loan Account includes transfers to and from the Loan Account as you take and repay loans and interest credited on the Loan Account.

Voting Privileges

     We are the legal owner of the Funds' shares held in the Variable Account. However, you may be asked to instruct us how to vote the Fund shares held in the various Funds that are attributable to your Policy at meetings of shareholders of the Funds. The number of votes for which you may give directions will be determined as of the record date for the meeting. The number of votes that you may direct related to a particular Fund is equal to (a) your Account Value invested in that Fund divided by (b) the net asset value of one share of that Fund. Fractional votes will be recognized.

     We will vote all shares of each Fund that we hold of record, including any shares we own on our own behalf, in the same proportions as those shares for which we have received instructions from Owners participating in that Fund through the Variable Account.

     If you are asked to give us voting instructions, we will send you the proxy material and a form for providing such instructions. Should we determine that we are no longer required to send the Owner such materials, we will vote the shares as we determine in our sole discretion.

     In certain cases, we may disregard instructions relating to changes in a Fund's investment manager or its investment policies. We will advise you if we do and explain the reasons in our next report to Policy Owners. AI Life reserves the right to modify these procedures in any manner that the laws in effect from time to time allow.

Illustrations

     We may provide you with illustrations for your Policy's death benefit, Account Value, and Net Cash Surrender Value based on hypothetical rates of return. Hypothetical illustrations also assume costs of insurance for a hypothetical person. These illustrations are illustrative only and should not be considered a representation of past or future performance. Your actual rates of return and actual charges may be higher or lower than these illustrations. The actual return on your Account Value will depend on factors such as the amounts you allocate to particular investment options, the amounts deducted for the Policy's fees and charges, the variable investment options' fees and charges, and your Policy loan and partial surrender history.

     Before you purchase the Policy, we will provide you with what we refer to as a personalized illustration. A personalized illustration shows future benefits under the Policy based upon (1) the proposed Insured person's age and rate class and (2) your selection of a Death Benefit Option, Face Amount, planned periodic premiums and proposed investment options.

     After you purchase the Policy and upon your request, we will provide a similar personalized illustration that takes into account your Policy's actual values and features as of the date the illustration is prepared. We reserve the right to charge a $25 fee for personalized illustrations prepared after the Policy is issued if you request us to do so more than once each year. We do not currently charge for additional personalized illustrations.

                                 POLICY FEATURES

Death Benefits

     Your Face Amount of insurance. In your application to buy an Executive Advantage Policy, you tell us how much life insurance coverage you want. We call this the "Face Amount" of insurance.

     Investment performance affects the amount of your Policy's Account Value. We deduct all charges from your Account Value. The amount of the monthly charges may differ from month to month. However, as long as all applicable charges are paid on a timely basis each month, the Face Amount of insurance payable under your Policy is unaffected by investment performance. See "Monthly Deduction From Account Value" on page 39.

     Your death benefit. You must choose one of the two Death Benefit Options at the time we issue your Policy.

          .    Level Death Benefit Option or

          .    Increasing Death Benefit Option.

          For the Level Death Benefit Option, the death benefit will be the greater of:

          .    Face Amount; or

          . Account Value on the date of death multiplied by the appropriate minimum death benefit factor.

          You should consider this Death Benefit Option if you want to minimize your cost of insurance.

          For the Increasing Death Benefit Option, the death benefit will be the greater of:

          .    Face Amount plus the Account Value; or

          . Account Value on the date of death multiplied by the appropriate minimum death benefit factor.

          You should consider this Death Benefit Option if you want your death benefit to increase with your Account Value.

     Life Insurance Proceeds. During the Policy term, we will pay the Life Insurance Proceeds to the Beneficiary after the Insured's death. To make payment, we must receive at our Administrative Center:

          .    satisfactory proof of the Insured's death; and

          .    the Policy.

     Payment of Life Insurance Proceeds. We will pay the Life Insurance Proceeds generally within seven days after we receive the information we require. We will pay the Life Insurance Proceeds to the Beneficiary in one lump sum or, if elected, under a payment option. Payment of the Life Insurance Proceeds may also be affected by other provisions of the Policy.

     We will pay interest on the Life Insurance Proceeds from the date of the Insured's death to the date of payment as required by applicable state law.

     Amount of Life Insurance Proceeds. We will determine the Life Insurance Proceeds as of the date of the Insured's death. The Life Insurance Proceeds will equal:

     . the amount of the death benefit determined according to the Death Benefit Option selected; minus

     .    the Outstanding Loan, if any, and accrued loan interest; minus

     .    any overdue monthly deductions if the Insured dies during a Grace
          Period.

Tax Qualification Options

     Section 7702 of the Code provides alternative testing procedures for meeting the definition of life insurance. Each Policy must qualify under one of these two tests and you may select the test we use for ensuring your Policy meets the definition of life insurance.

     Under both tests under Section 7702, there is a minimum death benefit required at all times. This is equal to the Account Value multiplied by the appropriate minimum death benefit factor. These factors depend on the tax qualification option and may be based on the Attained Age, sex and rate class of the Insured. A table of the applicable factors is located in the Policy.

     The two tax qualification options are:

     .    Guideline Premium/Cash Value Corridor Test.

     .    Cash Value Accumulation Test.

     You must elect one of these tests when you apply for a Policy. After we issue your Policy, the choice may not be changed.

Changes in Death Benefit Options

     If you have selected the Level Death Benefit Option you may change to the Increasing Death Benefit Option. You may also change from the Increasing Death Benefit Option to the Level Death Benefit Option.

     How to request a change. You may change your Death Benefit Option by providing your agent with a written request or by writing us at our Administrative Center. We may require that you submit satisfactory evidence of insurability to us.

     If you request a change from the Level Death Benefit Option to the Increasing Death Benefit Option, we will decrease the Face Amount by an amount equal to your Account Value on the date the change takes effect. However, we reserve the right to decline to make such a change if it would reduce the Face Amount below the minimum Face Amount.

     If you request a change from the Increasing Death Benefit Option to the Level Death Benefit Option, we will increase the Face Amount by an amount equal to your Account Value on the date the change takes effect. Such decreases and increases in the Face Amount are made so that the Life Insurance Proceeds remain the same on the date the change takes effect.

     Once approved, we will issue new Policy information pages and attach a copy of your application for change. We reserve the right to decline to make any changes that we determine would cause the Policy to fail to qualify as life insurance under our interpretation of the Code.

     The change will take effect on the next Monthly Anniversary that coincides with or next follows the date we approve your request.

     Tax consequences of changes in insurance coverage. Please read "Federal Income Tax Considerations" starting on page 47 of this prospectus to learn about possible tax consequences of changing your insurance coverage under your Policy.

Premium Payments

     The Policy allows you to select the timing and amount of premium payments within limits. Send premium payments to our Administrative Center.

     Restrictions on Premium. We may not accept any premium payment:

     .    If it is less than $50;

     . If the premium would cause the Policy to fail to qualify as a life insurance contract as defined in Section 7702 of the Code, we will refund any portion of any premium that causes the Policy to fail. In addition, we will monitor the Policy and will attempt to notify you on a timely basis if your Policy is in jeopardy of becoming a modified endowment contract under the Code; or

     . If the premium would increase the amount of our risk under your Policy by an amount greater than that premium amount. In such cases, we may require satisfactory evidence of insurability before accepting that premium.

     Minimum Initial Premium. We will calculate the minimum initial premium. The amount is based on a number of factors, including the age, sex, and underwriting class of the proposed Insured and the desired Face Amount.

     Planned Periodic Premium. When you apply for a Policy, you select a plan for paying annual level premiums. We will establish a minimum amount that may be used as the planned periodic premium. We may recalculate this minimum amount if the Face Amount of the Policy is increased or decreased.

     You are not required to pay premiums in accordance with this plan. Rather, you can pay more or less than the planned periodic premium or skip a planned periodic premium entirely.

     At any time you can change the amount and frequency of the planned periodic premium by sending a written notice to our Administrative Center.

     Additional Premium. Additional premiums are premiums other than planned premiums. Additional premiums may be paid in any amount and at any time subject to the Code.

     Depending on the Account Value at the time of an increase in the Face Amount and the amount of the increase requested, an additional premium may be needed to prevent your Policy from terminating.

     Effect of Premium Payments. In general, paying all planned periodic premiums may not prevent your Policy from lapsing. In addition, if you fail to pay any planned periodic premium, your Policy will not necessarily lapse.

     Your Policy will lapse only when the Net Cash Surrender Value on a Monthly Anniversary is less than the amount of that date's monthly deduction. This could happen if the Net Cash Surrender Value has decreased because:

     . of the negative return or insufficient return earned by one or more of the subaccounts you selected; or

     . of any combination of the following -- you have Outstanding Loans, you have taken partial surrenders, we have deducted Policy expenses, or you have made insufficient premium payments to offset the monthly deduction.

     Grace Period. In order for insurance coverage to remain in force, the Net Cash Surrender Value on each Monthly Anniversary must be equal to or greater than the total monthly deductions for that Monthly Anniversary. If it is not, you have a Grace Period of 61 days during which the Policy will continue in force. The Grace Period begins on the Monthly Anniversary that the Net Cash Surrender Value is less than the total monthly deductions then due. If we do not receive a sufficient premium before the end of the Grace Period, the Policy will terminate without value.

     We will send you a written notice within 30 days of the beginning of any Grace Period. The notice will state that a Grace Period of 61 days has begun.

     The amount of premium required to prevent your Policy from terminating is equal to the amount needed to increase the Net Cash Surrender Value sufficiently to cover total monthly deductions for the next three (3) Monthly Anniversaries.

     If the Insured dies during the Grace Period, we will still pay the Life Insurance Proceeds to the Beneficiary. The amount we pay will reflect a reduction for the unpaid monthly deductions due on or before the date of the Insured's death.

     If your Policy lapses with an Outstanding Loan you may have taxable income.

     Premium Allocations. In the application, you specify the percentage of Net Premium to be allocated to each subaccount and Guaranteed Account. However, until the period to examine and cancel expires, we invest this amount in the Money Market subaccount. On the first business day after the period expires, we will reallocate your Account Value based on the premium allocation percentages in your application.

     For all subsequent premiums, we will use the allocation percentages you specified in the application until you change them. You can change the allocation percentages at any time by sending written notice to our Administrative Center. The change will apply to all premium received with or after your notice.

     Allocation Rules. Your allocation instructions must meet the following requirements:

          .    Each allocation percentage must be a whole number;

          .    Any allocation to a subaccount must be at least 5%; and

          .    the sum of your allocations must equal 100%.

     Crediting Premium. Your initial Net Premium will be credited to your Account Value as of the Policy Date. We will credit and invest subsequent Net Premiums on the date we receive the premium or notice of deposit at our Administrative Center. We will process premiums at the price next computed after receipt of premium. Premiums received by 4:00 p.m., Eastern Time, on a Valuation Date will be processed as of that day. Premiums received after 4:00 p.m., Eastern Time, on a Valuation Date will be processed as of the next Valuation Date.

     If any premium requires us to accept additional risk, we will allocate this amount to the Money Market subaccount until we complete our underwriting. When accepted, and at the end of the period to examine and cancel the Policy, we will allocate it in accordance with your allocation percentages.

     Future premium payments. You may at any time change the investment options in which future premiums you pay will be invested. Your allocation must, however, be in whole percentages that total 100%.

     The Policy allows you to choose how to invest your Account Value. Your Account Value will increase or decrease based on:

     .    The returns earned by the subaccounts you select.

     .    Interest credited on amounts allocated to the Guaranteed Account.

     We will determine your Policy benefits based upon your Account Value. If your Account Value is insufficient, your Policy may terminate. If the Net Cash Surrender Value on a Monthly Anniversary is less than the amount of that date's monthly deduction, the Policy will be in default and a Grace Period will begin.

Determining the Account Value

     On the Policy Date, your Account Value is equal to your initial Net Premium. If the Policy Date and the Issue Date are the same day, the Account Value is equal to your initial premium, less the premium expenses and monthly deduction.

     On each Valuation Date thereafter, your Account Value is equal to:

     .    Your Account Value held in the subaccounts; and

     .    Your Account Value held in the Guaranteed Account.

     Your Account Value will reflect:

     .    the premiums you pay; and,

     .    the returns earned by the subaccounts you select; and,

     .    the interest credited on amounts allocated to the Guaranteed Account;
          and,

     .    any loans or partial surrender; and,

     .    the Policy expenses we deduct.

Account Value in the Subaccounts

     We measure your Account Value in the subaccounts by the value of the subaccounts' accumulation units we credit to your Policy. When you allocate premiums or transfer part of your Account Value to a subaccount, we credit your Policy with accumulation units in that subaccount. The number of accumulation units equals the amount allocated to the subaccount divided by that subaccount's accumulation unit value for the Valuation Date when the allocation is effected.

     The number of subaccount accumulation units we credit to your Policy will:

     . increase when Net Premium is allocated to the subaccount, amounts are transferred to the subaccount and loan repayments are credited to the subaccount.

     . decrease when the allocated portion of the monthly deduction is taken from the subaccount, a loan is taken from the subaccount, an amount is transferred from the subaccount, or a partial surrender, including the partial surrender charges, is taken from the subaccount.

     Accumulation Unit Values. A subaccount's accumulation unit value varies to reflect the return of the portfolio and may increase or decrease from one Valuation Date to the next. We arbitrarily set the accumulation unit value for each subaccount at $10 when the subaccount was established. Thereafter, the accumulation unit value equals the accumulation unit value for the prior Valuation Period multiplied by the Net Investment Factor for the current Valuation Period.

     Net Investment Factor. The net investment factor is an index we use to measure the investment return earned by a subaccount during a Valuation Period. It is based on the change in net asset value of the portfolio shares held by the subaccount, and reflects any dividend or capital gain distributions on the portfolio shares and may include the deduction of the daily mortality and expense risk charge.

     Guaranteed Account Value. On any Valuation Date, the Guaranteed Account portion of your Policy Account Value equals:

     . the total of all Net Premium, allocated to the Guaranteed Account, plus

     .    any amounts transferred to the Guaranteed Account, plus

     . interest credited on the amounts allocated and transferred to the Guaranteed Account, less

     .    the amount of any transfers from the Guaranteed Account, less

     . the amount of any partial surrender, including the partial surrender charges, taken from the Guaranteed Account, less

     . the allocated portion of the monthly deduction deducted from the Guaranteed Account, plus

     .    the amount of the Loan Account.

     If you take a loan, we transfer the amount of the loan to the Loan Account held in the Guaranteed Account. The value of your Loan Account includes transfers to and from the Loan Account as you take and repay loans and interest credited on the Loan Account.

     Net Account Value. The net Account Value on a Valuation Date is the Account Value less Outstanding Loans on that date.

     Cash Surrender Value. The Cash Surrender Value on a Valuation Date is the Account Value reduced by any surrender charge that would be assessed if you surrendered the Policy on that date.

     Net Cash Surrender Value. The Net Cash Surrender Value on a Valuation Date is the amount you would receive on a surrender of your Policy and is equal to:

     .    the Cash Surrender Value, less

     .    the Outstanding Loan on that date.

Transfers

     You may transfer Account Value among the subaccounts and to the Guaranteed Account after the period to examine and cancel. All transfer requests, except for those made under the dollar cost averaging program, must satisfy the following requirements:

     . Minimum amount of transfer -- You must transfer at least $250 or, the balance in the subaccount or the Guaranteed Account, if less;

     . Form of transfer request -- You must make a written request unless you have established prior authorization to make transfers by other means we make available;

     . Transfers from the Guaranteed Account -- The maximum you may transfer in a Policy year is equal to 25% of your Account Value in the Guaranteed Account (not including the Loan Account) as of the date the transfer takes effect.

     Date We Process Your Transfer Request. We must receive your transfer request at our Administrative Center. We process transfers at the price next computed after we receive your transfer request. Transfer requests received by 4:00 p.m., Eastern Time, on a Valuation Date will be processed as of that day. Transfer requests received after 4:00 p.m., Eastern Time, on a Valuation Date will be processed as of the next Valuation Date.

     Number of Permitted Transfers/Transfer Charge. We do not currently limit the number of transfers you may make. However, for each transfer in excess of 12 during a Policy year, we will charge you $25 for each additional transfer. All transfers processed on the same business day will count as one transfer for purposes of determining the number of transfers you have made in a Policy year. Transfers in connection with the dollar cost averaging program will not count against the 12 free transfers in any Policy year. We reserve the right to increase or decrease the number of free transfers allowed in any Policy year.

Dollar Cost Averaging

     Dollar cost averaging is a systematic method of investing at regular intervals. By investing at regular intervals, the cost of the securities is averaged over time and perhaps over various market cycles.

     If you choose this program, we will make automatic monthly transfers of your Account Value from the Money Market subaccount into other subaccounts for a specified dollar amount or a specified number of months (not exceeding twenty-four months). Unless you tell us otherwise, we will allocate the transfer as you have specified in your most current premium allocation instructions. However, no less than 5% may be allocated to any one subaccount. You must have $2,000 in the Money Market subaccount to elect dollar cost averaging. We will apply any additional premium payments you make after electing this program to the Money Market subaccount for purposes of dollar cost averaging your investment. You may maintain only one dollar cost averaging instruction with us at a time.

     There is currently no charge for this program. Transfers in connection with dollar cost averaging will not count against your free transfers in a Policy year. We reserve the right to suspend or modify this program at any time.

     Processing your automatic dollar cost averaging transfers. We will begin to process your automatic transfers:

     . On the first Monthly Anniversary following the end of the period to examine and cancel if you request dollar cost averaging when you apply for your Policy.

     . On the second Monthly Anniversary following receipt of your request at our Administrative Center if you elect the program after you apply for the Policy.

     We will stop processing automatic transfers if:

     .    The funds in the Money Market subaccount have been depleted;

     . We receive your written request at our Administrative Center to cancel future transfers;

     .    We receive notification of death of the Insured; or

     .    Your Policy goes into the Grace Period.

     Dollar cost averaging may lessen the impact of market fluctuations on your investment. Using dollar cost averaging does not guarantee investment gains or protect against loss in a declining market.

Market Timing

     The Policies are not designed for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. Market timing carries risks with it, including:

     . dilution in the value of Fund shares underlying investment options of other Policy owners;

     .    interference with the efficient management of the Fund's portfolio;
          and

     .    increased administrative costs.

     We have policies and procedures that require us to monitor the Policies to determine if a Policy owner requests:

     . an exchange out of a variable investment option, other than the money market investment option, within two calendar weeks of an earlier exchange into that same variable investment option;

     . an exchange into a variable investment option, other than the money market investment option, within two calendar weeks of an earlier exchange out of that same variable investment option; or

     . exchanges into or out of the same variable investment option, other than the money market investment option, more than twice in any one calendar quarter.

     If any of the above transactions occurs, we will suspend such Policy owner's same day or overnight delivery transfer privileges (including website, e-mail and facsimile communications) with prior notice to prevent market timing efforts that could be harmful to other Policy owners or beneficiaries. Such notice of suspension will take the form of either a letter mailed to your last known address, or a telephone call from our Administrative Center to inform you that effective immediately, your same day or overnight delivery transfer privileges have been suspended. A Policy owner's first violation of this policy will result in the suspension of Policy transfer privileges for ninety days. A Policy owner's subsequent violation of this policy will result in the suspension of Policy transfer privileges for six months. Transfers under dollar cost averaging, automatic rebalancing or any other automatic transfer arrangements to which we have agreed are not affected by these procedures.

     The procedures above will be followed in all circumstances and we will treat all Policy owners the same.

     In addition, Policy owners incur a $25 charge for each transfer in excess of 12 each Policy year.

Fund-Rejected Transfers

     Some of the Funds have policies and procedures restricting transfers into the Fund. For this reason or for any other reason the Fund deems necessary, a Fund may instruct us to reject a Policy owner's transfer request. We will follow the Fund's instructions. Please read the Funds' prospectuses and supplements for information about restrictions on transfers.

Changing the Face Amount of Insurance

     Changes in Face Amount. At any time after the first Policy anniversary while your Policy is in force you may request a change in the Face Amount. We will not make a change in Face Amount that causes your Policy to fail to qualify as life insurance under the Code.

     Increases in Face Amount. Any request for an increase:

     .    Must be for at least $10,000;

     . May not be requested in the same Policy year as another request for an increase; and

     .    May not be requested after the Insured is Attained Age 65.

     A written application must be submitted to our Administrative Center along with satisfactory evidence of insurability. You must return the Policy so we can amend it to reflect the increase. The increase in Face Amount will become effective on the Monthly Anniversary on or next following the date the increase is approved, and the Account Value will be adjusted to the extent necessary to reflect a monthly deduction as of the effective date based on the increase in Face Amount. Increasing the Face Amount may increase the amount of premium you would need to pay to avoid a lapse of your Policy.

     Decreases in Face Amount. Any request for a decrease:

     .    Must be at least $5,000;

     . Must not cause the Face Amount after the decrease to be less than the minimum Face Amount at which we would issue a Policy; and

     . During the first five Policy years, the Face Amount may not be decreased by more than 10% of the initial Face Amount. If the Face Amount is decreased during the first 14 Policy years or within 14 Policy years of an increase in Face Amount, a surrender charge may be applicable.

     Consequences of a Change in Face Amount. Both increases and decreases in Face Amount may impact the surrender charge. In addition, an increase or decrease in Face Amount may impact the status of the Policy as a modified endowment contract.

Effective Date of Policy and Related Transactions

     Valuation dates, times, and periods. We compute values under a Policy on each day that the New York Stock Exchange ("NYSE") is open for business. We call each such day a "valuation date" or a "business day."

     We compute Policy values as of the time the NYSE closes on each Valuation Date, which usually is 4:00 p.m. Eastern time. We call this our "close of business." We call the time from the close of business on one Valuation Date to the close of business of the next Valuation Date a "Valuation Period." We are closed only on those holidays the NYSE is closed.

     Fund Pricing. Each Fund produces a price per Fund share following each close of the NYSE and provides that price to us. We then determine the Fund value at which you may invest in the particular investment option, which reflects the change in value of each Fund reduced by the daily charge and any other charges that are applicable to your Policy.

     Date of receipt. Generally we consider that we have received a premium payment or another communication from you on the day we actually receive it in full and proper order at any of the addresses shown on page 5 of this prospectus. If we receive it after the close of business on any Valuation Date, however, we consider that we have received it on the day following that Valuation Date. Any premium payments we receive after our close of business are held in our general account until the next business day.

     Commencement of insurance coverage. After you apply for a Policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a Policy to you and, if so, what the Insured person's premium class should be. We will not pay a death benefit under a Policy unless (a) it has been delivered to and accepted by the Owner and at least the initial premium has been paid, and (b) at the time of such delivery and payment, there have been no adverse developments in the Insured person's health or risk of death.

     Issue Date; Policy months and years. We prepare the Policy only after we approve an application for a Policy and assign an appropriate premium class. The day we begin to deduct charges will appear on page 3 of your Policy and is called the "Issue Date." Policy months and years are measured from the Issue Date. To preserve a younger age at issue for the Insured person, we may assign an Issue Date to a Policy that is up to 6 months earlier than otherwise would apply.

     Monthly deduction days. Each charge that we deduct monthly is assessed against your Account Value at the close of business on the Issue Date and at the end of each subsequent Valuation Period that includes the first day of a Policy month. We call these "monthly deduction days."

     Commencement of investment performance. We begin to credit an investment return to the Account Value resulting from your initial premium payment on the later of (a) the Issue Date, or (b) the date all requirements needed to place the Policy in force have been satisfied, including underwriting approval and receipt of the necessary premium. In the case of a back-dated Policy, we do not credit an investment return to the Account Value resulting from your initial premium payment until the date stated in (b) above.

     Effective date of other premium payments and requests that you make. Premium payments (after the first) and transactions made in response to your requests and elections are generally effected at the end of the Valuation Period in which we receive the payment, request or election and based on prices and values computed as of that same time. Exceptions to this general rule are as follows:

     . Increases you request in the Face Amount of insurance, reinstatements of a Policy that has lapsed, and changes in Death Benefit Option take effect on the Policy's monthly deduction day on or next following our approval of the transaction;

     . In most states, we may return premium payments, make a partial surrender or reduce the death benefit if we determine that such premiums would cause your Policy to become a modified endowment contract or to cease to qualify as life insurance under federal income tax law or exceed the maximum Net Amount at Risk;

     . If you exercise the right to return your Policy described on page 7 of this prospectus, your coverage will end when you deliver it to your AI Life representative, or if you mailed it to us, the day it is postmarked; and

     . If you pay a premium at the same time that you make a Policy request which requires our approval, your payment will be applied when received rather than following the effective date of the change requested so long as your Policy is in force and the amount paid will not cause you to exceed premium limitations under the Code. If we do not approve your Policy request, your premium payment will still be accepted in full or in part (we will return to you the portion of your premium payment that would be in violation of the maximum premium limitations under the Code). We will not apply this procedure to premiums you pay in connection with reinstatement requests.

Reports to Policy Owners

     You will receive a confirmation within seven days of the transaction of:

     .    the receipt of any premium;

     .    any change of allocation of premiums;

     .    any transfer between subaccounts;

     .    any loan, interest repayment, or loan repayment;

     .    any partial surrender;

     . any return of premium necessary to comply with applicable maximum receipt of any premium payment;

     .    any exercise of your right to cancel;

     .    an exchange of the Policy;

     .    full surrender of the Policy.

     Within 30 days after each Policy anniversary we will send you an annual statement. The statement will show the Life Insurance Proceeds currently payable, and the current Account Value, Cash Surrender Value, and the Outstanding Loan. The statement will also show premiums paid, all charges deducted during the Policy year, and all transactions. We will also send to you annual and semi-annual reports of the Variable Account.

                               POLICY TRANSACTIONS

     The transactions we describe below may have different effects on the Account Value, death benefit, Face Amount or cost of insurance. You should consider the net effects before requesting a Policy transaction. See "Policy Features," on page 22. Certain transactions also entail charges. For information regarding other charges, see "Charges Under the Policy" on page 39.

Withdrawing Policy Investments

     Full surrender. You may at any time surrender your Policy in full. If you do, we will pay you the Account Value, less any Policy loans, plus any unearned loan interest, and less any surrender charge that then applies. We call this amount your "Net Cash Surrender Value." Because of the surrender charge, it is unlikely that an Executive Advantage Policy will have any Net Cash Surrender Value during at least the first year. A full surrender may have adverse tax consequences.

     Partial surrender. You may, at any time after the first Policy year, make a partial surrender of your Policy's Net Cash Surrender Value. A partial surrender must be at least $500. We will automatically reduce your Policy's Account Value by the amount of your withdrawal and any related charge. A partial surrender may have adverse tax consequences.

     You may choose the investment option or options from which money that you withdraw will be taken. Otherwise, we will allocate the partial surrender in the same proportions as then apply for deducting monthly charges under your Policy or, if that is not possible, in proportion to the amount of Account Value you then have in each investment option.

     There is a maximum partial surrender processing fee equal to the lesser of 2% of the amount withdrawn or $25 for each partial surrender you make. This charge currently is $0.

     Loans. You may request a loan against your Policy at any time after the first Policy year while the Policy has a Net Cash Surrender Value. We limit the minimum and maximum amount of loan you may take. If we issued the Policy under a corporate owned arrangement, unless we agree otherwise, a loan will be applied pro rata over all Insureds under the Policy.

     You must submit a written request for a loan to the Administrative Center. Loans will be processed as of the date we receive the request at our Administrative Center. Loan proceeds generally will be sent to you within seven days.

     Maximum Loan Amount. After the first Policy year the maximum loan amount is 90% of your Net Cash Surrender Value.

     Interest. We charge interest daily on any Outstanding Loan at a declared annual rate not in excess of 8%. The maximum net cost (the difference between the rate of interest we charge on loans and the amount we credit on the equivalent amount held in the Loan Account) of a loan is 2% per year. Interest is due and payable at the end of each Policy year while a loan is outstanding. If interest is not paid when due, the amount of the interest is added to the loan and becomes part of the Outstanding Loan.

     Loan Account. You may direct us to take an amount equal to the loan proceeds and any amount attributed to unpaid interest from any subaccount or from the Guaranteed Account. Otherwise, we will withdraw this amount from each subaccount on a pro rata basis. We transfer this amount to the Loan Account in the Guaranteed Account.

     When a loan is repaid, an amount equal to the repayment will be transferred from the Loan Account to the subaccounts and Guaranteed Account in accordance with your allocation percentages in effect at the time of repayment.

     Effect of a Loan. A loan, whether or not repaid, will have a permanent effect on the Life Insurance Proceeds and Account Value because the investment results of the subaccounts and current interest rates credited in the Guaranteed Account will apply only to the non-loaned portion of the Account Value. The longer the loan is outstanding, the greater this effect is likely to be. Depending on the investment results of the subaccounts or credited interest rates for the Guaranteed Account while the loan is outstanding, the effect could be favorable or unfavorable.

     In addition, loans from modified endowment contracts may be treated for tax purposes as distributions of income.

     If the Life Insurance Proceeds become payable while a loan is outstanding, the Outstanding Loan will be deducted in calculating the Life Insurance Proceeds.

     If the Outstanding Loan exceeds the Cash Surrender Value on any Monthly Anniversary, the Policy will be in default. We will send you, and any assignee of record, notice of the default. You will have a 61-day Grace Period to submit a sufficient payment to avoid termination. The notice will specify the amount that must be repaid to prevent termination.

     Outstanding Loan. The Outstanding Loan on a Valuation Date equals:

     . All loans that have not been repaid (including past due unpaid interest added to the loan), plus

     .    accrued interest not yet due.

     Loan Repayment. You may repay all or part of your Outstanding Loan at any time while the Insured is living and the Policy is in force. Loan repayments must be sent to our Administrative Center and will be credited as of the date received.

Maturity of your Policy

     If the Insured person is living on the "Maturity Date" shown on page 3 of your Policy, we will pay you the Net Cash Surrender Value of the Policy, and the Policy will end.

Tax considerations

     Please refer to "Federal Income Tax Considerations" on page 47 for information about the possible tax consequences to you when you receive any loan, surrender or other funds from your Policy. A Policy loan may cause the Policy to lapse which may result in adverse tax consequences.

                                 POLICY PAYMENTS

Payment Options

     The Policy offers a wide variety of optional ways of receiving proceeds payable under the Policy, such as on a surrender or death, other than in a lump sum. Any agent authorized to sell this Policy can explain these options upon request.

     Change of payment option. You may give us written instructions to change any payment option previously elected at any time while the Policy is in force and before the start date of the payment option.

     Tax impact. If a payment option is chosen, the Policy Owner or the Beneficiary may have tax consequences. The Policy Owner or the Beneficiary should consult with a qualified tax adviser before deciding whether to elect one or more payment options.

The Beneficiary

     You name your Beneficiary when you apply for a Policy. The Beneficiary is entitled to the insurance benefits of the Policy. You may change the Beneficiary during the lifetime of the Insured person unless your previous designation of Beneficiary provides otherwise. In this case the previous Beneficiary must give us permission to change the Beneficiary and then we will accept your instructions. A new Beneficiary designation is effective as of the date you sign it, but will not affect any payments we may make before we receive it. If no Beneficiary is living when the Insured person dies, we will pay the insurance proceeds to the Owner or the Owner's estate.

Assignment of a Policy

     You may assign (transfer) your rights in a Policy to someone else as collateral for a loan or for some other reason. We will not be bound by an assignment unless it is received in writing. You must provide us with two copies of the assignment. We are not responsible for any payment we make or any action we take before we receive a complete notice of the assignment in good order. We are also not responsible for the validity of the assignment. An absolute assignment is a change of ownership. Because there may be unfavorable tax consequences, including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the Beneficiary, you should consult a qualified tax adviser before making an assignment.

Payment of Proceeds

     General. We will pay any death benefit, maturity benefit, Net Cash Surrender Value or loan proceeds within seven days after we receive the last required form or request (and any other documents that may be required for payment of a death benefit). If we do not have information about the desired manner of payment within 60 days after the date we receive notification of the Insured person's death, we will pay the proceeds as a single sum, normally within seven days thereafter.

     Delay of Guaranteed Account option proceeds. We have the right, however, to defer payment or transfers of amounts out of our Guaranteed Account option for up to six months. We will allow interest, at a rate of at least 4% a year, on any Net Cash Surrender Value payment derived from Our Guaranteed Account that We defer for 10 days or more after We receive a request for it.

     Delay for check clearance. We reserve the right to defer payment of that portion of your Account Value that is attributable to a payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

     Delay of Variable Account proceeds. We reserve the right to defer computation of values and payment of any death benefit, loan or other distribution that comes from that portion of your Account Value that is allocated to the Variable Account, if:

     .    the NYSE is closed other than weekend and holiday closings;

     .    trading on the NYSE is restricted;

     . an emergency exists as determined by the SEC or other appropriate regulatory authority such that disposal of securities or determination of the Account Value is not reasonably practicable; or

     .    the SEC by order so permits for the protection of investors.

     Transfers and allocations of Account Value among the investment options may also be postponed under these circumstances. If we need to defer calculation of Variable Account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

     Delay to challenge coverage. We may challenge the validity of your insurance Policy based on any material misstatements in your application or any application for a change in coverage. However,

     . We cannot challenge the Policy after it has been in effect, during the Insured person's lifetime, for two years from the date the Policy was issued or restored after termination. (Some states may require that we measure this time in another way. Some states may also require that we calculate the amount we are required to pay in another way.)

     . We cannot challenge any Policy change that requires evidence of insurability (such as an increase in Face Amount) after the change has been in effect for two years during the Insured person's lifetime.

     Delay required under applicable law. We may be required under applicable law to block a request for transfer or payment, including a Policy loan request, under a Policy until we receive instructions from the appropriate regulator.

                         ADDITIONAL RIGHTS THAT WE HAVE

     We have the right at any time to:

     . transfer the entire balance in an investment option in accordance with any transfer request you make that would reduce your Account Value for that option to below $500;

     . transfer the entire balance in proportion to any other investment options you then are using, if the Account Value in an investment option is below $500 for any other reason;

     . replace the underlying Fund that any investment option uses with another Fund, subject to SEC and other required regulatory approvals;

     . add, delete or limit investment options, combine two or more investment options, or withdraw assets relating to the Policies from one investment option and put them into another, subject to SEC and other required regulatory approvals;

     . operate Variable Account under the direction of a committee or discharge such a committee at any time;

     . operate Variable Account, or one or more investment options, in any other form the law allows, including a form that allows us to make direct investments. Variable Account may be charged an advisory fee if its investments are made directly rather than through another investment company. In that case, we may make any legal investments we wish; or

     . make other changes in the Policy that in our judgment are necessary or appropriate to ensure that the Policy continues to qualify for tax treatment as life insurance, or that do not reduce any Net Cash Surrender Value, death benefit, Account Value, or other accrued rights or benefits.

     We also have the right to make some variations in the terms and conditions of a Policy. Any variations will be made only in accordance with uniform rules that we establish.

     You will be notified as required by law if there are any material changes in the underlying investments of an investment option that you are using. We intend to comply with all applicable laws in making any changes and, if necessary, we will seek Policy Owner approval, SEC and regulatory approvals.

                            CHARGES UNDER THE POLICY

     Periodically, we will deduct expenses related to your Policy. We will deduct these:

     .    from premium, Account Value and from subaccount assets; and

     .    upon certain transactions.

     The amount of these expenses are described in your Policy as either guaranteed or current. We will never charge more than the guaranteed amount. We may in our discretion deduct on a current basis less than the guaranteed amount.

Deductions From Premium

     We may deduct a sales charge from each premium to cover costs associated with the issuance of the Policy as well as administrative services we perform. This charge will never exceed 9% of the premium.

     The sales charge partially compensates us for the expense of selling and distributing the Policy, printing prospectuses, preparing sales literature and paying for other promotional activities. Some of these expenses or other administrative expenses may be assumed by an employer or group sponsor under some employer-owned, trust-owned, or sponsored arrangements. If so, in our sole discretion, we may offer the Policy with no sales charge or a reduced sales charge.

     We may deduct a charge for taxes as an explicit percentage of premium based upon state and local tax rates within the Insured's state of residence. We may also deduct a charge for federal deferred acquisition cost ("DAC") taxes as an explicit percentage of premium at a rate not to exceed 1% of premium.

     In place of the lump sum deductions described above for sales charges and taxes, we may offer optional methods of payment at the time you apply for a Policy.

     Monthly Deduction From Account Value. On the Policy Date and each Monthly Anniversary thereafter, we make a deduction from the Account Value. The amount deducted on the Issue Date is for the Policy Date and any Monthly Anniversaries that have elapsed since the Policy Date. For this purpose, the Policy Date is treated as a Monthly Anniversary.

     We will deduct charges on each Monthly Anniversary for:

     .    The administration of your Policy.

     .    The cost of insurance for your Policy.

     .    The cost associated with mortality and expense risks.

     Administrative Charge. This charge compensates us for administrative expenses associated with the Policy. These expenses relate to premium billing and collection, record keeping, processing claims, loans, Policy changes, reporting and overhead costs, processing applications, establishing Policy records, and sending regulatory mailings and responding to Policy owners' requests. This charge will be no more than $10 per month for all Policy years. We may reduce this charge. The current charge is $7.00 per month. There may be an additional monthly administrative charge during the first Policy year and the 12 months after an increase in Face Amount per Insured. This additional charge will not exceed $25 a month per Insured.

     Cost of Insurance Charge. This charge compensates us for providing insurance coverage. The charge depends on a number of factors, such as Attained Age, sex and rate class of the Insured, and therefore will vary from Policy to Policy and from month to month. For any Policy the cost of insurance on a Monthly Anniversary is calculated by multiplying the cost of insurance rate for the Insured by the Net Amount at Risk under the Policy on that Monthly Anniversary.

Net Amount at Risk

     The Net Amount at Risk is calculated as (a) minus (b) where:

     a. is the current death benefit at the beginning of the Policy month divided by 1.0032737; and

     b.   is the current total Account Value.

     However, if the death benefit is a percentage of the Account Value of the Policy, then the Net Amount at Risk is the death benefit minus the amount in the Account Value of the Policy at that time.

     Rate Classes for Insureds. We currently rate Insureds in one of following basic rate classifications based on our underwriting:

     .    nonsmoker;

     .    smoker;

     .    substandard for those involving a higher mortality risk

     .    Unismoke/Unisex

     At our discretion we may offer this Policy on a guaranteed issue basis.

     We place the Insured in a rate class when we issue the Policy based on our underwriting determination. This original rate class applies to the initial Face Amount. When an increase in Face Amount is requested, we conduct underwriting before approving the increase (except as noted below) to determine whether a different rate class will apply to the increase. If the rate class for the increase has a lower guaranteed cost of insurance rates than the original rate class, the rate class for the increase also will be applied to the initial Face Amount. If the rate class for the increase has a higher guaranteed cost of insurance rates than the original rate class, the rate class for the increase will apply only to the increase in Face Amount, and the original rate class will continue to apply to the initial Face Amount.

     If there have been increases in the Face Amount, we may use different cost of insurance rates for the increased portions of the Face Amount. For purposes of calculating the cost of insurance charge after the Face Amount has been increased, the Account Value will be applied to the initial Face Amount first and then to any subsequent increases in Face Amount. If at the time an increase is requested, the Account Value exceeds the initial Face Amount (or any subsequently increased Face Amount) divided by 1.0032737, the excess will then be applied to the subsequent increase in Face Amount in the sequence of the increases.

     In order to maintain the Policy in compliance with Section 7702 of the Code, under certain circumstances an increase in Account Value will cause an automatic increase in the Life Insurance Proceeds. The Attained Age and rate class for such increase will be the same as that used for the most recent increase in Face Amount (that has not been eliminated through a subsequent decrease in Face Amount).

     The guaranteed cost of insurance charges at any given time for a substandard Policy with flat extra charges will be based on the guaranteed maximum cost of insurance rate for the Policy (including table rating multiples, if applicable), the current Net Amount at Risk at the time the deduction is made, plus the actual dollar amount of the flat extra charge.

     Our current cost of insurance rates may be less than the guaranteed rates. Our current cost of insurance rates will be determined based on our expectations as to future mortality and persistency experience. These rates may change from time to time. In our discretion, the current charge may be increased in any amount up to the maximum guaranteed charge shown in the table.

     Cost of insurance rates (whether guaranteed or current) for an Insured in a nonsmoker rate class are generally lower than rates for an Insured of the same age and sex in a smoker rate class. Cost of insurance rates (whether guaranteed or current) for an Insured in a nonsmoker or smoker rate class are generally lower than rates for an Insured of the same age and sex and smoking status in a substandard rate class.

Legal Considerations Relating to Sex-Distinct Premiums and Benefits

     Mortality tables for the Policy generally distinguish between males and females. Thus, premiums and benefits under the Policy covering males and females of the same age will generally differ.

     We do, however, also offer the Policy based on unisex mortality tables if required by state law. Employers and employee organizations considering purchase of a Policy should consult their legal advisers to determine whether purchase of a Policy based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Upon request, we may offer the Policy with unisex mortality tables to such prospective purchasers.

Deduction From Variable Account Assets

     Mortality and Expense Risk Charge. We deduct a mortality and expense risk fee from your Account Value in the subaccounts for assuming certain mortality and expense risks under the Policy. This charge does not apply to the amounts you allocate to the Guaranteed Account. The current charge is at an annual effective rate of 0.65% of net assets for Policy years one through four, 0.20% for years five through twenty, and 0.15% thereafter. The guaranteed charge is at an annual effective rate of 1% of Variable Account assets. Although, we may increase or decrease the charge at our sole discretion, it is guaranteed not to exceed an annual effective rate of 1% of your Account Value in the subaccounts for the duration of your Policy.

     The mortality risk we assume is that the Insured under a Policy may die sooner than anticipated, and therefore we will pay an aggregate amount of Life Insurance Proceeds greater than anticipated. The expense risk we assume is that expenses incurred in issuing and administering all policies and the Variable Account will exceed the amounts realized from the administrative charges assessed against all policies. AI Life receives this charge to pay for these mortality and expense risks.

Deductions Upon Policy Transactions

     Transfer Charge. We will charge a $25 transfer charge on any transfer of Account Value among the subaccounts and the Guaranteed Account in excess of the 12 free transfers permitted each Policy year. If the charge is imposed, we will deduct it from the amount requested to be transferred before allocation to the new subaccount(s) and shown in the confirmation of the transaction. AI Life receives this charge to help pay for the expense of making the requested transfer.

     Surrender Charge. If the Policy is surrendered or there is a decrease in Face Amount during the first 14 Policy years, we may deduct a surrender charge based on the initial Face Amount. If a Policy is surrendered or there is a decrease in Face Amount within 14 years after an increase in Face Amount, we will deduct a surrender charge based on the increase in Face Amount. The surrender charge will be deducted before any surrender proceeds are paid. AI Life receives this charge to help recover sales expenses.

     Surrender Charge Calculation. In general, the surrender charge is based on the premiums you pay. The Surrender Charge will be no greater than the product of (1) times (2) times (3) where:

     1.   is equal to the Face Amount divided by $1,000;

     2. is equal to a surrender charge factor per $1,000 based on the Insured's age, sex and underwriting class; and

     3. is a factor based on the Policy year when the surrender occurs as described in the following table:

                     Policy Year            Factor
                 -------------------   -----------------
                          1                  100%
                          2                  100%
                          3                  100%
                          4                  100%
                          5                  100%
                          6                   90%
                          7                   80%
                          8                   70%
                          9                   60%
                          10                  50%
                          11                  40%
                          12                  30%
                          13                  20%
                          14                  10%
                         15+                  0%

     A table of the maximum initial surrender charge factors per $1,000 of Face Amount is shown in Appendix A. We reserve the right to charge less than the maximum amount, no amount at all, or even a negative amount which would have the effect of increasing the Policy's Cash Surrender Value.

     Surrender Charge Based On An Increase Or Decrease In Face Amount. An increase in Face Amount of the Policy may result in an additional surrender charge during the 14 Policy years immediately following the increase. The additional surrender charge period will begin on the effective date of the increase. If the Face Amount of the Policy is reduced before the end of the 14th Policy year or within 14 years immediately following a Face Amount increase, we may also deduct a pro rata share of any applicable surrender charge from your Account Value. Reductions will first be applied against the most recent increase in the Face Amount of the Policy. They will then be applied to prior increases in Face Amount of the Policy in the reverse order in which such increases took place, and then to the initial Face Amount of the Policy.

     Partial Surrender Charge. We may deduct a partial surrender charge:

     .    upon a partial surrender; and

     .    if you decrease your Policy's Face Amount.

     We deduct the partial surrender charge from the subaccounts or the Guaranteed Account in the same proportion as we deduct the amounts for your partial surrender.

     Partial Surrender Charge Due to Decrease in Face Amount. We deduct an amount equal to the applicable surrender charge multiplied by a fraction (equal to the decrease in Face Amount divided by the Face Amount of the Policy prior to the decrease).

     Partial Surrender Administrative Charge. We reserve the right to deduct an administrative charge upon a partial surrender of up to $25 or 2% of amount surrendered, whichever is less in order to help pay for the expense of making a partial surrender. The current charge is $0.

     Discount Purchase Programs. The amount of the surrender charge and other charges under the Policy may be reduced or eliminated when sales of the Policy are made to individuals or to groups of individuals in a manner that in our opinion results in expense savings. For purchases made by our officers, directors and employees, those of an affiliate, or any individual, firm, or a company that has executed the necessary agreements to sell the Policy, and members of the immediate families of such officers, directors, and employees, we may reduce or eliminate the surrender charge. Any variation in charges under the Policy, including the surrender charge, administrative charge or mortality and expense risk charge, will reflect differences in costs or services and will not be unfairly discriminatory.

                             OTHER POLICY PROVISIONS

Right to Exchange

     You may exchange this Policy to a flexible premium fixed benefit life insurance Policy on the life of the Insured without evidence of insurability. This exchange may be made:

     .    within 24 months after the Issue Date while the Policy is in force; or

     .    within 24 months of any increase in Face Amount of the Policy; or

     . within 60 days of the effective date of a material change in the investment Policy of a subaccount, or within 60 days of the notification of such change, if later. In the event of such a change, we will notify you and give you information on the options available.

     When an exchange is requested, we accomplish the exchange by transferring all of the Account Value to the Guaranteed Account. There is no charge for this transfer. Once this option is exercised, the entire Account Value must remain in the Guaranteed Account for the remaining life of the new Policy. The Face Amount in effect at the time of the exchange will remain unchanged. The effective date, Issue Date and issue age of the Insured will remain unchanged. The Owner and Beneficiary are the same as were recorded immediately before the exchange.

More About Policy Charges

     Purpose of our charges. The charges under the Policy are designed to cover, in total, our direct and indirect costs of selling, administering and providing benefits under the Policy. They are also designed, in total, to compensate us for the risks we assume and services that we provide under the Policy. These include:

     . mortality risks (such as the risk that Insured persons will, on average, die before we expect, thereby increasing the amount of claims we must pay);

     . sales risks (such as the risk that the number of Policies we sell and the premiums we receive net of withdrawals, are less than we expect, thereby depriving us of expected economies of scale);

     . regulatory risks (such as the risk that tax or other regulations may be changed in ways adverse to issuers of variable life insurance policies); and

     . expense risks (such as the risk that the costs of administrative services that the Policy requires us to provide will exceed what we currently project).

     The current monthly insurance charge has been designed primarily to provide funds out of which we can make payments of death benefits under the Policy as the Insured person dies.

     General. If the charges that we collect from the Policies exceed our total costs in connection with the Policies, we will earn a profit. Otherwise we will incur a loss. We reserve the right to increase the charges to the maximum amounts on Policies issued in the future.

     Although the paragraphs above describe the primary purposes for which charges under the Policies have been designed, these purposes are subject to considerable change over the life of a Policy. We can retain or use the revenues from any charge for any purpose.

Account Value

     Your Account Value. From each premium payment you make, we deduct the charges that we describe on page 39 under "Deductions from Premium." We invest the rest in one or more of the available investment options listed on page 18 of this prospectus. We call the amount that is at any time invested under your Policy (including any loan collateral we are holding for your Policy loans) your "Account Value."

     Your investment options. We invest the accumulation value that you have allocated to any variable investment option in shares of a corresponding Fund. Over time, your accumulation value in any such investment option will increase or decrease in accordance with the investment experience of the Fund. Your accumulation value will also be reduced by Fund charges and certain other charges that we deduct from your Policy. We describe these charges beginning on page 39 under "Charges Under the Policy."

     You can review other important information about the Mutual Funds that you can choose in the separate prospectuses for those Funds. You can request additional free copies of these prospectuses from your AI Life representative, from our Home Office or from the Administrative Center (both locations and the telephone numbers are shown under "Contact Information" on page 5 of this prospectus).

     The Guaranteed Account. The Guaranteed Account is an account within the general account of the company. Our general account assets are used to support our insurance and annuity obligations other than those funded by Variable Accounts. Subject to applicable law, we have sole discretion over the investment of the assets of the general account.

     We have not registered interests in the Guaranteed Account under the Securities Act of 1933 or as an investment company under the Investment Company Act of 1940.

     The staff of the SEC has not reviewed our disclosure on the Guaranteed Account. Our disclosure regarding the Guaranteed Account must comply with generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.

                         POLICY LAPSE AND REINSTATEMENT

Reinstatement

     If the Policy has ended without value, you may reinstate Policy benefits while the Insured is alive if you:

     . Request reinstatement of Policy benefits within three years (unless otherwise specified by state law) from the end of the Grace Period;

     .    Provide evidence of insurability satisfactory to us;

     . Make a payment of an amount sufficient to cover (i) the total monthly administrative charges from the beginning of the Grace Period to the effective date of reinstatement; (ii) total monthly deductions for three months, calculated from the effective date of reinstatement; and
          (iii) the premium expense charge and any increase in surrender charges associated with this payment. We will determine the amount of this required payment as if no interest or investment performance were credited to or charged against your Account Value; and

     . Repay or reinstate any loan which existed on the date the Policy ended.

     The effective date of the reinstatement of Policy benefits will be the next Monthly Anniversary which coincides with or next follows the date we approve your request. From the required payment we will deduct the premium expenses. The Account Value, loan and surrender charges that will apply upon reinstatement will be those that were in effect on the date the Policy lapsed.

     We will start to make monthly deductions again as of the effective date of reinstatement. The monthly expense charge from the beginning of the Grace Period to the effective date of reinstatement will be deducted from the Account Value as of the effective date of reinstatement. No other charges will accrue for this period.

                        FEDERAL INCOME TAX CONSIDERATIONS

     The following summarizes the current federal income tax law that applies to life insurance in general. This summary does not cover all situations. This summary is based upon our understanding of the current federal income tax laws and current interpretations by the Internal Revenue Service. We cannot predict whether the Code will change. The following discussion of federal income tax treatment is general in nature and is not intended as tax advice. You should consult with a competent tax adviser to determine the specific federal tax treatment of your Policy based on your individual factual situation.

Tax Status of the Policy

     A Policy has certain tax advantages when it is treated as a "life insurance contract" under the Code. We believe that the Policy meets the definition of a life insurance contract under Section 7702 of the Code at issue. You bear the risk that the Policy may not meet the definition of a life insurance contract. You should consult your own tax adviser to discuss these risks.

AI Life

     We are taxed as a life insurance company under the Code. For federal tax purposes, the Variable Account and its operations are considered to be part of our operations and are not taxed separately.

Diversification and Investor Control

     The Code requires that we diversify the investments underlying variable insurance contracts. If the investments are not properly diversified and any remedial period has passed, Section 817(h) of the Code provides in general the contract is immediately disqualified from treatment as a life insurance contract for federal income tax purposes. Disqualification of the Policy as a life insurance contract would result in taxable income to you at the time that we allocate any earnings to your Policy. You would have taxable income even though you have not received any payments under the Policy.

     Although we do not have direct control over the investments or activities of the portfolios in which the subaccount invests, we intend that each portfolio in which the subaccounts invest will be managed by its investment adviser in compliance with these diversification requirements.

     A variable life insurance Policy could fail to be treated as a life insurance contract for tax purposes if the Owner of the Policy has such control over the investments underlying the Policy (e.g., by being able to transfer values among many portfolios with only limited restrictions) so as to be considered the Owner of the underlying investments. There is some uncertainty on this point because only limited guidance has been issued by the Treasury Department. If and when guidelines are issued, we may be required to impose limitations on your rights to control investment designations under the Policy. We do not know whether any such guidelines will be issued or whether any such guidelines would have retroactive effect. We, therefore, reserve the right to make changes that we deem necessary to insure that the Policy qualifies as a life insurance contract.

Tax Treatment of the Policy

     Section 7702 of the Code sets forth a detailed definition of a life insurance contract for federal tax purposes. The Treasury Department has not issued final regulations so that the extent of the official guidance as to how
Section 7702 is to be applied is quite limited. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, that Policy would not qualify for the favorable tax treatment normally provided to a life insurance contract.

     With respect to a Policy issued on the basis of a standard rate class, we believe that such a Policy should meet the Section 7702 definition of a life insurance contract.

     With respect to a Policy that is issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk), there is less certainty, in particular as to how the mortality and other expense requirements of Section 7702 are to be applied in determining whether such a Policy meets the definition of a life insurance contract set forth in Section 7702. Thus, it is not clear that such a Policy would satisfy Section 7702, particularly if you pay the full amount of premiums permitted under the Policy.

     If subsequent guidance issued under Section 7702 leads us to conclude that a Policy does not (or may not) satisfy Section 7702, we will take appropriate and necessary steps for the purpose of bringing the Policy into compliance, but we can give no assurance that it will be possible to achieve that result. We expressly reserve the right to restrict Policy transactions if we determine such action to be necessary to qualify the Policy as a life insurance contract under
Section 7702.

Tax Treatment of Policy Benefits In General

     This discussion assumes that each Policy will qualify as a life insurance contract for federal income tax purposes under Section 7702. The Life Insurance Proceeds under the Policy should generally be excluded from the taxable gross income of the Beneficiary. In addition, the increases in a Policy's Account Value should not be taxed until there has been a distribution from the Policy such as a surrender, partial surrender or lapse with loan.

Pre-Death Distribution

     The tax treatment of any distribution you receive before the Insured's death depends on whether the Policy is classified as a modified endowment contract.

Policies Not Classified as Modified Endowment Contracts

     . If you surrender the Policy or allow it to lapse, you will not be taxed except to the extent the amount you receive is in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the Net Cash Surrender Value used to repay Policy debt. The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

     . Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Policy less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Policy years, all or a portion of a withdrawal may be taxed if the cash value exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

     . Loans you take against the Policy are ordinarily treated as debt and are not considered distributions subject to tax.

Modified Endowment Contracts

     . The rules change if the Policy is classified as a modified endowment contract ("MEC"). The Policy could be classified as a MEC if premiums substantially in excess of scheduled premiums are paid or a decrease in the Face Amount of insurance is made. An increase in the Face Amount of insurance may also cause the Policy to be classified as a MEC. The rules on whether a Policy will be treated as a MEC are very complex and cannot be fully described in this summary. You should consult a qualified tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a MEC. We will monitor your Policy and will attempt to notify you on a timely basis if your Policy is in jeopardy of becoming a MEC.

     . If the Policy is classified as a MEC, then amounts you receive under the Policy before the Insured's death, including loans and withdrawals, are included in income to the extent that the cash value before surrender charges exceeds the premiums paid for the Policy, increased by the amount of any loans previously included in income, and reduced by any untaxed amounts previously received other than the amount of any loans excludable from income. An assignment of a MEC is taxable in the same way. These rules also apply to pre-death distributions, including loans, made during the two-year period before the time that the Policy became a MEC.

     . Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10% unless the amount is received on or after age 59 1/2, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to the Policies owned by businesses.

     . All MECs issued by us to you during the same calendar year are treated as a single Policy for purposes of applying these rules.

Interest on Loans

     Except in special circumstances, interest paid on a loan under a Policy which is owned by an individual is treated as personal interest under the Code and thus will not be tax deductible. In addition, the deduction of interest that is incurred on any loan under a Policy owned by a taxpayer and covering the life of any individual who is an officer or employee of or who is financially interested in the business carried on by that taxpayer may also be subject to certain restrictions set forth in Section 264 of the Code. Before taking a loan, you should consult a tax adviser as to the tax consequences of such a loan. (Also Section 264 of the Code may preclude business owners from deducting premium payments.)

Policy Exchanges and Modifications

     Depending on the circumstances, the exchange of a Policy, a change in the Death Benefit Option, a loan, a partial surrender, a surrender, a change in ownership, or an assignment of the Policy may have adverse federal income tax consequences. In addition, the federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds will depend on the circumstances of each Owner or Beneficiary.

Withholding

     We are required to withhold federal income taxes on the taxable portion of any amounts received under the Policy unless you elect to not have any withholding or in certain other circumstances. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. Special withholding rules apply to payments made to non-resident aliens.

     You are liable for payment of federal income taxes on the taxable portion of any amounts received under the Policy. You may be subject to penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

Contracts Issued in Connection With Tax Qualified Pension Plans

     Prior to purchase of a Policy in connection with a qualified plan, you should examine the applicable tax rules relating to such plans and life insurance thereunder in consultation with a qualified tax adviser.

Possible Charge for AI Life's Taxes

     At the present time, we do not deduct any charges for any federal, state, or local income taxes. However, we do currently deduct charges for state and federal premium based taxes and the federal DAC tax. We reserve the right in the future to deduct a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the Variable Account or to the Policy.

                                LEGAL PROCEEDINGS

     AI Life is a party to various lawsuits and proceedings arising in the ordinary course of business. Many of these lawsuits and proceedings arise in jurisdictions that permit damage awards disproportionate to the actual damages incurred. Based upon information presently available, AI Life believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on AI Life's results of operations and financial position.

     The principal underwriter and distributor of the Policies, American General Equity Services Corporation ("AGESC"), offers general securities. As a consequence, AGESC is engaged in certain legal matters related to its previous line of business. AGESC believes that none of these legal matters are of any materiality. More information about AGESC can be found in the SAI.

     On February 9, 2006, American International Group, Inc. ("AIG"), the parent company and an affiliated person of AI Life, the Variable Account, its principal underwriter, AGESC, and National Union, announced that it had consented to the settlement of an injunctive action instituted by the Securities and Exchange Commission ("SEC"). In its complaint, the SEC alleged that AIG violated Section 17(a) of the Securities Act of 1933, as amended, Sections 10(b), 13(a), 13(b)(2) and 13(b)(5) of the Securities Exchange Act of 1934, as amended, and Rules 10b-5, 12b-20, 13a-1 and 13b2-1 promulgated thereunder, in connection with AIG's accounting and public reporting practices. The conduct described in the complaint did not involve any conduct of AIG or its subsidiaries related to their investment advisory or distribution activities with respect to the variable product in which you are invested.

     AIG, without admitting or denying the allegations in the complaint (except as to jurisdiction), consented to the entry of an injunction against further violations of the statutes referred to above. Absent exemptive relief granted by the SEC, the entry of such an injunction would prohibit AIG and its affiliated persons from, among other things, serving as an investment adviser of any registered investment management company or principal underwriter for any registered open-end investment company pursuant to Section 9(a) of the Investment Company Act of 1940, as amended ("1940 Act"). Certain affiliated persons of AIG, including AI Life, the Variable Account and AGESC, received a temporary order from the SEC pursuant to Section 9(c) of the 1940 Act with respect to the entry of the injunction, granting exemptive relief from the provisions of Section 9(a) of the 1940 Act. The temporary order permits AIG and its affiliated persons, including AIG's investment management subsidiaries, to serve as investment adviser, sub-adviser, principal underwriter or sponsor of variable products. It is expected that a permanent exemptive order will be granted, although there is no assurance the SEC will issue the order.

     Additionally, AIG reached a resolution of claims and matters under investigation with the United States Department of Justice ("DOJ"), the Attorney General of the State of New York ("NYAG") and the New York State Department of Insurance ("DOI"), regarding accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments.

     As a result of the settlements with the SEC, the DOJ, the NYAG and the DOI, AIG will make payments totaling approximately $1.64 billion. In addition, as part of its settlements, AIG has agreed to retain for a period of three years an Independent Consultant who will conduct a review that will include the adequacy of AIG's internal controls over financial reporting and the remediation plan that AIG has implemented as a result of its own internal review.

     Subject to the receipt of permanent relief, AI Life, the Variable Account and AGESC believe that the settlements are not likely to have a material adverse effect on their ability to perform services relating to their variable products.

                              FINANCIAL STATEMENTS

     The Financial Statements of AI Life, the Variable Account and National Union can be found in the Statement of Additional Information. You may obtain a free copy of these Financial Statements if you write us at our Administrative Center, which is located at 600 King Street, CLMK, Wilmington, Delaware, 19801 or call us at 1-212-770-2656. The financial statements have also been filed with the SEC and can be obtained through its website at http://www.sec.gov.

                       INDEX OF SPECIAL WORDS AND PHRASES

We have capitalized some special terms we use in this document. We have defined these terms here.

Account Value. The total amount in the Variable Account and Guaranteed Account attributable to your Policy.

Administrative Center. One ALICO Plaza, 600 King Street, CLMK, Wilmington, Delaware 19801.

Attained Age. The Insured's age as of the Policy Date plus the number of completed Policy years since the Policy Date.

Beneficiary. The person(s) who is entitled to the Life Insurance Proceeds under the Policy.

Cash Surrender Value. Account Value less any applicable surrender charge that would be deducted upon surrender.

Code. The Internal Revenue Code of 1986, as amended.

Face Amount. The amount of insurance specified by the Owner and the base for calculating the death benefit.

Grace Period. The period of time beginning on a Monthly Anniversary during which the Policy will continue in force even though your Net Cash Surrender Value is less than the total monthly deduction then due.

Guaranteed Account. An account within the general account which consists of all of our assets other than the assets of the Variable Account and any of our other separate investment accounts.

Insured. A person whose life is covered under the Policy. At the time of application, the Insured must be 70 years of age or younger, unless we agree otherwise.

Issue Date. The date the Policy is actually issued. It may be later than the Policy Date.

Life Insurance Proceeds. The amount payable to a Beneficiary if the Insured dies while coverage under the Policy is in force.

Loan Account. The portion of the Account Value held in the Guaranteed Account as collateral for loans.

Monthly Anniversary. The same day as the Policy Date for each succeeding month. If the day of the Monthly Anniversary is the 29th, 30th, or 31st and a month has no such day, the Monthly Anniversary is deemed to be the last day of that month.

Net Cash Surrender Value. The Cash Surrender Value less any Outstanding Loan.

Net Premium. Any premium paid less any expense charges deducted from the premium payment.

Outstanding Loan. The total amount of Policy loans, including both principal and accrued interest.

Owner. The person who purchased the Policy as shown in the application, unless later changed.

Policy Date. The date as of which we have received the initial premium and an application in good order. If a Policy is issued, life insurance coverage is effective as of the Policy Date.

Valuation Date. Each day the New York Stock Exchange is open for trading.

Valuation Period. A period commencing with the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern Time) on any Valuation Date and ending as of the close of the New York Stock Exchange on the next succeeding Valuation Date.

Variable Account. Variable Account B, a separate investment account of ours.

                                   APPENDIX A

                        Maximum Initial Surrender Charge
                   Per $1,000 of Initial Specified Face Amount

     Issue Age       Sex          Smoker Status         Surrender Charge
     ---------     ------         -------------         ----------------
        25          Male            Nonsmoker                $14.00
        35          Male            Nonsmoker                 17.00
        45          Male            Nonsmoker                 24.00
        55          Male            Nonsmoker                 35.00
        65          Male            Nonsmoker                 36.00
        75          Male            Nonsmoker                 37.00
        25          Male              Smoker                  16.00
        35          Male              Smoker                  21.00
        45          Male              Smoker                  29.00
        55          Male              Smoker                  37.00
        65          Male              Smoker                  37.00
        75          Male              Smoker                  38.00
        25         Female           Nonsmoker                 13.00
        35         Female           Nonsmoker                 16.00
        45         Female           Nonsmoker                 21.00
        55         Female           Nonsmoker                 30.00
        65         Female           Nonsmoker                 36.00
        75         Female           Nonsmoker                 36.00
        25         Female             Smoker                  14.00
        35         Female             Smoker                  18.00
        45         Female             Smoker                  24.00
        55         Female             Smoker                  33.00
        65         Female             Smoker                  36.00
        75         Female             Smoker                  37.00
        25         Unisex            Unismoke                 14.00
        35         Unisex            Unismoke                 18.00
        45         Unisex            Unismoke                 25.00
        55         Unisex            Unismoke                 36.00
        65         Unisex            Unismoke                 37.00
        75         Unisex            Unismoke                 37.00

                  THIS DOCUMENT IS NOT PART OF ANY PROSPECTUS.

[LOGO] AIG AMERICAN GENERAL                                      Privacy Notice

AIG American General knows that your privacy is important. You have received this notice as required by law and because you are now or may be a customer of one of our companies. This notice will advise you of the types of Nonpublic Personal Information we collect, how we use it, and what we do to protect your privacy.

"Nonpublic Personal Information" refers to personally identifiable information that is not available to the public.

"Employees, Representatives, Agents, and Selected Third Parties" refers to individuals or entities who act on our behalf.

     . Our Employees, Representatives, Agents, and Selected Third Parties may collect Nonpublic Personal Information about you, including information:

          .    Given to us on applications or other forms;

          .    About transactions with us, our affiliates, or third parties;

          . From others, such as credit reporting agencies, employers, and federal and state agencies.

     . The types of Nonpublic Personal Information we collect depends on the products we offer to you and may include your: name; address; Social Security Number; account balances; income; assets; insurance premiums; coverage and beneficiaries; credit reports; marital status; and payment history. We may also collect Nonpublic Personal Health Information, such as medical reports, to underwrite insurance policies, process claims, or for other related functions.

     . We restrict access to Nonpublic Personal Information to those Employees, Representatives, Agents, or Selected Third Parties who provide products or services to you and who have been trained to handle Nonpublic Personal Information as described in this Notice.

     . We have policies and procedures that direct our Employees, Representatives, Agents and Selected Third Parties acting for us, on how to protect and use Nonpublic Personal Information.

     . We have physical, electronic, and procedural safeguards in place that were designed to protect Nonpublic Personal Information.

     . We do not share Nonpublic Personal Information about you except as allowed by law.

     . We may disclose all types of Nonpublic Personal Information that we collect, including information regarding your transactions or experiences with us, when needed, to:

          (i) Affiliated AIG American General companies, including the American International Group Inc. family of companies, and Employees, Representatives, Agents, and Selected Third Parties as permitted by law; or

          (ii) other organizations with which we have joint marketing agreements as permitted by law.

     . The types of companies and persons to whom we may disclose Nonpublic Personal Information as permitted by law include: banks; attorneys; trustees; third-party administrators; insurance agents; insurance companies; insurance support organizations; credit reporting agencies; registered broker-dealers; auditors; regulators; and reinsurers.

     . We do not share your Nonpublic Personal Health Information unless authorized by you or allowed by law.

     . Our privacy policy applies, to the extent required by law, to our agents and representatives when they are acting on behalf of AIG American General.

     .    You will be notified if our privacy policy changes.

     .    Our privacy policy applies to current and former customers.

This Privacy Notice is given to you for your information only. You do not need to call or take any action.

This Privacy Notice is provided on behalf of the following companies:

AGC Life Insurance Company, AIG Life Insurance Company of Puerto Rico, AIG Life Insurance Company, AIG Life of Bermuda, Ltd., AIG Premier Insurance Company, AIG Worldwide Life Insurance of Bermuda, Ltd American General Assurance Company, American General Equity Services Corporation, American General Indemnity Company, American General Life and Accident Insurance Company, American General Life Insurance Company, American General Property Insurance Company of Florida, American General Property Insurance Company, American General Securities Incorporated, American International Life Assurance Company of New York, Delaware American Life Insurance Company, Pacific Union Assurance Company, The United States Life Insurance Company in the City of New York.

California, New Mexico and Vermont Residents Only:
Following the law of your state, we will not disclose nonpublic personal financial information about you to nonaffiliated third parties (other than as permitted by law) unless you authorize us to make that disclosure. Your authorization must be in writing. If you wish to authorize us to disclose your nonpublic personal financial information to nonaffiliated third parties, you may write to us at: American General Service Center, P.O. Box 4373, Houston, Texas 77210-4373.

(C) 2006 American International Group, Inc. All rights reserved.

AGLC0375 Rev0306

[LOGO] AIG(R) AMERICAN GENERAL             American International Life Assurance
                                                             Company of New York


For additional information about the Executive Advantage Policies and the Variable Account, you may request a copy of the Statement of Additional Information (the "SAI"), dated May 1, 2006. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus. You may obtain a free copy of the SAI and the Policy or Fund prospectuses if you write us at our Administrative Center, which is located at 600 King Street, CLMK, Wilmington, Delaware 19801 or call us at 1-212-709-8716. You may also obtain the SAI from an insurance representative through which the Policies may be purchased. Additional information about the Executive Advantage Policies, including personalized illustrations of death benefits, cash surrender values, and account values is available without charge to individuals considering purchasing a Policy, upon request to the same address or phone number printed above. We may charge current Policy owners $25 per illustration if they request more than one personalized illustration in a Policy year.

Information about the Variable Account, including the SAI, can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Inquiries on the operations of the Public Reference Room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Variable Account are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F. Street NE, Washington, D.C. 20549.

Policies issued by:
American International Life Assurance Company of New York
A member company of American International Group, Inc.
80 Pine Street, New York, New York 10005

Executive Advantage Group Flexible Premium Variable Life Insurance
Policy Form Number    21GVULU997NY (unisex)
                      21GVULD997NY (sex distinct)

Available only in the state of New York

Distributed by American General Equity Services Corporation
Member NASD
A member company of American International Group, Inc.

The underwriting risks, financial obligations and support functions associated with the products issued by American International Life Assurance Company of New York are its responsibility. American International Life Assurance Company of New York is responsible for its own financial condition and contractual obligations.

(C) 2006 American International Group, Inc.  All rights reserved.
ICA File No. 811-4865-01

                                 [LOGO OF IMSA]
                             INSURANCE MARKETPLACE
                             STANDARDS ASSOCIATION

                       Membership in IMSA applies only to
                     American International Life Assurance
                  Company of New York and not to its products.

            AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                               VARIABLE ACCOUNT B

                             EXECUTIVE ADVANTAGE(SM)

             GROUP FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES

                                    ISSUED BY

            AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK

                      AFFLUENT AND CORPORATE MARKETS GROUP

       ONE ALICO PLAZA, 600 KING STREET, CLMK, WILMINGTON, DELAWARE 19801

                            TELEPHONE: 1-302-594-2352

                       STATEMENT OF ADDITIONAL INFORMATION

                                DATED MAY 1, 2006


     This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the prospectus for American International Life Assurance Company of New York Variable Account B (the "Separate Account" or "Variable Account B") dated May 1, 2006, describing the Executive Advantage group flexible premium variable life insurance policies (the "Policy" or "Policies"). The Policy prospectus sets forth information that a prospective investor should know before investing. For a copy of the Policy prospectus, and any prospectus supplements, contact American International Life Assurance Company of New York ("AI Life") at the address or telephone number given above. Each term used in this SAI has the same meaning as is defined in the Policy prospectus.

                                TABLE OF CONTENTS

GENERAL INFORMATION............................................................3
  AI Life......................................................................3
  Variable Account B...........................................................3
  National Union Fire Insurance Company of Pittsburgh, Pa......................3
SERVICES.......................................................................4
DISTRIBUTION OF THE POLICIES...................................................4
PERFORMANCE INFORMATION........................................................5
ADDITIONAL INFORMATION ABOUT THE POLICIES......................................6
    Gender neutral policies....................................................6
    Cost of insurance rates....................................................6
    Certain arrangements.......................................................6
  Guaranteed Investment Option.................................................6
  Adjustments to Death Benefit.................................................7
    Suicide....................................................................7
    Wrong age or gender........................................................7
    Death during grace period..................................................7
ACTUARIAL EXPERT...............................................................7
MATERIAL CONFLICTS.............................................................8
FINANCIAL STATEMENTS...........................................................8
  Separate Account Financial Statements........................................8
  AI Life Financial Statements.................................................9
  National Union Financial Statements..........................................9
  Incorporation of AIG Financial Information...................................9
Index to Financial Statements..................................................9

                               GENERAL INFORMATION

AI Life

     We are American International Life Assurance Company of New York ("AI Life"). AI Life is a stock life insurance company initially organized under the laws of New York. We were incorporated in 1962. AI Life is an indirect, wholly-owned subsidiary of American International Group, Inc. ("AIG"). AIG, a Delaware corporation, is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and internationally. AIG American General is a marketing name of AI Life and its affiliates. The commitments under the Policies are AI Life's, and AIG has no legal obligation to back those commitments.

     AI Life is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is a voluntary membership organization created by the life insurance industry to promote ethical market conduct for life insurance and annuity products. AI Life's membership in IMSA applies only to AI Life and not its products.

Variable Account B

     We hold the Fund shares in which any of your accumulation value is invested in Variable Account B. Variable Account B is registered as a unit investment trust with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940. We created the Separate Account on June 5, 1986.

     For record keeping and financial reporting purposes, Variable Account B is divided into 78 separate "divisions," 44 of which are available under the Policies offered by the Policy prospectus as variable "investment options." Seven of these 44 divisions and the remaining 34 divisions are offered under other AI Life policies. We hold the Fund shares in which we invest your accumulation value for an investment option in the division that corresponds to that investment option.

     The assets in Variable Account B are our property. The assets in the Separate Account may not be used to pay any liabilities of AI Life other than those arising from the Policies. AI Life is obligated to pay all amounts under the Policies due the Policy owners. We act as custodian for the Separate Account's assets.

National Union Fire Insurance Company of Pittsburgh, Pa.

     National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union") is a stock property-casualty insurance company incorporated under the laws of the Commonwealth of Pennsylvania on February 14, 1901. National Union's principal executive office is located at 70 Pine Street, New York, New York 10270. National Union is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. National Union is a wholly owned subsidiary of American International Group, Inc. and an affiliate of AI Life.

                                    SERVICES

     AI Life and AIG are parties to a service and expense agreement. Under the service and expense agreement, AIG provides services to AI Life and certain other life insurance companies under the AIG holding company system at cost. Those services include data processing systems, customer services, product development, actuarial, internal auditing, accounting and legal services. During 2005, 2004 and 2003, AI Life paid AIG for these services $1,499,658, $1,334,552 and $2,715,940, respectively.

     In 2003, American General Life Companies, LLC ("AGLC") started paying for almost all of AI Life's expenses and allocating these charges back to AI Life. Previously, most of these expenses, such as payroll expenses, were paid by AI Life directly. AI Life, AGLC and AIG are parties to a services agreement. AI Life and AGLC are both wholly-owned subsidiaries of AIG and therefore affiliates of one another. AGLC is a Delaware limited liability company established on August 30, 2002. Prior to that date, AGLC was a Delaware business trust. Its address is 2727-A Allen Parkway, Houston, Texas 77019-2191. Under the services agreement, AGLC provides shared services to AI Life and certain other life insurance companies under the AIG holding company system at cost. Those services include data processing systems, customer services, product development, actuarial, internal auditing, accounting and legal services. During 2005, 2004 and 2003, AI Life paid AGLC for these services $12,641,325, $12,339,355 and $8,300,434, respectively.

     We have not designed the Policies for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. We currently have no contractual agreements or any other formal or informal arrangements with any entity or individual permitting such transfers and receive no compensation for any such contract or arrangement.

                          DISTRIBUTION OF THE POLICIES

     American General Equity Services Corporation ("AGESC"), #1 Franklin Square, Springfield, Illinois 62713, a Delaware corporation and an affiliate of AI Life, is the principal underwriter and distributor of the Policies for the Separate Account under a Distribution Agreement between AGESC and AI Life. AGESC also acts as principal underwriter for AI Life's other separate accounts and for the separate accounts of certain AI Life affiliates. AGESC is a registered broker-dealer under the Securities Exchange Act of 1934, as amended and a member of the National Association of Securities Dealers, Inc. ("NASD"). AGESC, as the principal underwriter and distributor, is not paid any fees on the Policies.

     The Policies are offered on a continuous basis.

     We and AGESC have sales agreements with various broker-dealers and banks under which the Policies will be sold by registered representatives of the broker-dealers or employees of the banks. These registered representatives and employees are also required to be authorized under applicable state regulations as life insurance agents to sell variable life insurance. The broker-dealers are ordinarily required to be registered with the SEC and must be members of the NASD.

     Commissions may be paid based on premiums paid for Policies sold. Other expense reimbursements, allowances, and overrides may also be paid. Registered representatives who meet certain productivity and profitability standards may be eligible for additional compensation. Additional payments may be made for administrative or other services not directly related to the sale of the Policies.

     We pay compensation directly to broker-dealers and banks for promotion and sales of the Policies. The compensation may vary with the sales agreement, but is generally not expected to exceed:

     . 24% of premiums paid in the first Policy year up to the Target Premium and 4% of premiums in excess of the Target Premium;

     . 11% of premiums paid in Policy years 2 through 4 up to the Target Premium and 4% of premiums in excess of the Target Premium;

     . 4% of premiums paid in Policy years 5 through 7 up to the Target Premium and 4% of premiums in excess of the Target Premium;

     . 3% of premiums paid in Policy years 8 through 15 up to the Target Premium and 2% of premiums in excess of the Target Premium;

     . 2% of premiums paid beginning in the 16th Policy year up to the Target Premium and 2% of premiums paid beginning in the 16th Policy year in excess of the Target Premium;

     . Trail commission of 0.20% annual in Policy years 8 through 15, of each Policy's accumulation value (reduced by any outstanding loans); and

     . Trail commission of 0.10% annual beginning in the 16th Policy year, of each Policy's accumulation value (reduced by any outstanding loans).

     Target Premium is the maximum amount of premium to which the first year commission rate applies.

                             PERFORMANCE INFORMATION

     From time to time, we may quote performance information for the divisions of the Separate Account in advertisements, sales literature, or reports to owners or prospective investors.

     We may quote performance information in any manner permitted under applicable law. We may, for example, present such information as a change in a hypothetical owner's cash value or death benefit. We also may present the yield or total return of the division based on a hypothetical investment in a Policy. The performance information shown may cover various periods of time, including periods beginning with the commencement of the operations of the division or the Fund in which it invests. The performance information shown may reflect the deduction of one or more charges, such as the premium charge, and we generally expect to exclude costs of insurance charges because of the individual nature of these charges. We also may present the yield or total return of the investment option in which a division invests.

     We may compare a division's performance to that of other variable life separate accounts or investment products, as well as to generally accepted indices or analyses, such as those provided by research firms and rating services. In addition, we may use performance ratings that may be reported periodically in financial publications, such as Money Magazine, Forbes, Business Week, Fortune, Financial Planning and The Wall Street Journal. We also may advertise ratings of AI Life's financial strength or claims-paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

                    ADDITIONAL INFORMATION ABOUT THE POLICIES

     Gender neutral policies. Congress and the legislatures of various states have from time to time considered legislation that would require insurance rates to be the same for males and females of the same age, premium class and tobacco user status. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of life insurance policies in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of gender. In general, we do not offer the Policies for sale in situations which, under current law, require gender-neutral premiums or benefits.

     Cost of insurance rates. Because of specified amount increases, different cost of insurance rates may apply to different increments of specified amount under your Policy. If so, we attribute your accumulation value proportionately to each increment of specified amount to compute our net amount at risk.

     Certain arrangements. Most of the advisers or administrators of the Funds make certain payments to us, on a quarterly basis, for certain administrative, Policy, and policy owner support expenses. These amounts will be reasonable for the services performed and are not designed to result in a profit. These amounts will not be paid by the Funds or Policy owners.

Guaranteed Investment Option

     Under the Policy, you may currently allocate your Account Value to the Guaranteed Account. In addition, if you request a loan, we will allocate part of your Account Value to the Loan Account which is part of the Guaranteed Account.

     We may treat each allocation and transfer separately for purposes of crediting interest and making deductions from the Guaranteed Account.

     All of your Account Value held in the Guaranteed Account will earn interest at a rate we determine in our sole discretion. This rate will never be less than 4% per year compounded annually. The Loan Account portion of your Account Value may earn a different interest rate than the remaining portion of your Account Value in the Guaranteed Account.

     We will deduct any transfers, partial surrenders or any policy expenses from the Guaranteed Account and your variable investment options on a pro rata basis, unless you provide other directions. No portion of the Loan Account may be used for this purpose.

     If we must pay any part of the proceeds for a loan, partial surrender or full surrender from the Guaranteed Account, we may defer the payment for up to six months from the date we receive the written request. If we defer payment from the Guaranteed Account for 30 days or more, we will pay interest on the amount we deferred at a rate of 4% per year, compounded annually, until we make payment.

Adjustments to Death Benefit

     Suicide. If the insured person commits suicide during the first two Policy years, we will limit the proceeds payable to the total of all premiums that have been paid to the time of death minus any outstanding Policy loans (plus credit for any unearned interest) and any partial surrenders.

     A new two-year period begins if you increase the specified amount. You can increase the specified amount only if the insured person is living at the time of the increase. In this case, if the insured person commits suicide during the first two years following the increase, we will refund the monthly insurance deductions attributable to the increase. The death benefit will then be based on the specified amount in effect before the increase.

     Wrong age or gender. If the age or gender of the insured person was misstated on your application for a Policy (or for any increase in benefits), we will adjust any death benefit to be what the monthly insurance charge deducted for the current month would have purchased based on the correct information.

     Death during grace period. We will deduct from the insurance proceeds any monthly charges that remain unpaid because the insured person died during a grace period.

                                ACTUARIAL EXPERT

     Actuarial matters have been examined by Wayne A. Barnard, who is an actuary of AI Life. An opinion on actuarial matters is filed as an exhibit to the registration statement we have filed with the SEC in connection with the Policies.

                               MATERIAL CONFLICTS

     We are required to track events to identify any material conflicts from using investment portfolios for both variable life and variable annuity separate accounts. The boards of the Funds, AI Life, and other insurance companies participating in the Funds have this same duty. There may be a material conflict if:

     .    state insurance law or federal income tax law changes;

     .    investment management of an investment portfolio changes; or

     . voting instructions given by owners of variable life insurance Policies and variable annuity contracts differ.

     The investment portfolios may sell shares to certain qualified pension and retirement plans qualifying under Code Section 401. These include cash or deferred arrangements under Code Section 401(k). Therefore, there is a possibility that a material conflict may arise between the interests of owners in general, or certain classes of owners, and these retirement plans or participants in these retirement plans.

     If there is a material conflict, we have the duty to determine appropriate action, including removing the portfolios involved from our variable investment options. We may take other action to protect Policy owners. This could mean delays or interruptions of the variable operations.

     When state insurance regulatory authorities require us, we may ignore instructions relating to changes in an investment portfolio's adviser or its investment policies. If we do ignore voting instructions, we give you a summary of our actions in the next semi-annual report to owners.

                              FINANCIAL STATEMENTS

     PricewaterhouseCoopers LLP ("PwC"), located at 1201 Louisiana Street, Suite 2900, Houston, Texas 77002, is the independent registered public accounting firm for AI Life. AIG uses PwC as its corporate-wide auditing firm.

Separate Account Financial Statements

     The statement of net assets as of December 31, 2005 and the related statement of operations for the year then ended and statements of changes in net assets for the two years ended December 31, 2005 of the Separate Account, appearing herein, have been audited by PwC, an independent registered public accounting firm, on the authority of such firm as experts in accounting and auditing, as set forth in their report appearing elsewhere herein.

AI Life Financial Statements

     The balance sheets of AI Life at December 31, 2005 and 2004 and the related statements of income, shareholder's equity, cash flows and comprehensive income for the three years ended December 31, 2005, appearing herein, have been audited by PwC, an independent registered public accounting firm, on the authority of such firm as experts in accounting and auditing, as set forth in their report appearing elsewhere herein.

National Union Financial Statements

     The statutory statement of admitted assets, liabilities, capital and surplus of National Union as of December 31, 2005 and 2004, and the related statutory statements of income and changes in capital and surplus and of cash flow for each of the two years in the period ended December 31, 2005, appear herein, in reliance on the report of PwC, an independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing.

Incorporation of AIG Financial Information

     We incorporate by reference the consolidated financial statements (including notes and financial statement schedules thereto) and management's assessment of the effectiveness of internal control over financial reporting (which is included in Management's Report on Internal Control Over Financial Reporting) of AIG included in AIG's Annual Report on Form 10-K for the year ended December 31, 2005, File No. 001-08787, filed on March 16, 2006, in reliance on the report (which contains an adverse opinion on the effectiveness of internal control over financial reporting) of PwC, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

                          INDEX TO FINANCIAL STATEMENTS

     You should consider the financial statements of AI Life that we include in this SAI primarily as bearing on the ability of AI Life to meet its obligations under the Policies.

     You should only consider the financial statements of National Union that we include in this SAI as bearing on the ability of National Union, as guarantor, to meet its obligations under a guarantee agreement that guarantees the insurance obligations of the Policies.

I.       Variable Account B 2005 Financial Statements                                                Page
         --------------------------------------------                                                ----
Report of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm................  VA B - 1
Statement of Net Assets as of December 31, 2005....................................................  VA B - 2
Statement of Operations for the year ended December 31, 2005.......................................  VA B - 3
Statement of Changes in Net Assets for the years ended December 31, 2005 and 2004..................  VA B - 4
Notes to Financial Statements......................................................................  VA B - 16

II.      AI Life 2005 Financial Statements                                                                 Page
         ---------------------------------                                                                 ----
Report of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm......................  F - 2
Balance Sheets as of December 31, 2005 and 2004..........................................................  F - 3
Statements of Income for the years ended December 31, 2005, 2004 and 2003................................  F - 5
Statements of Shareholder's Equity for the years ended December 31, 2005, 2004 and 2003..................  F - 6
Statements of Cash Flows for the years ended December 31, 2005, 2004 and 2003............................  F - 7
Statements of Comprehensive Income for the years ended December 31, 2005, 2004 and 2003..................  F - 8
Notes to Financial Statements............................................................................  F - 9

III.     National Union Financial Statements (Statutory Basis)                                             Page
         -----------------------------------------------------                                             ----
Report of PricewaterhouseCoopers LLP, Independent Auditors...............................................  2
Statements of Admitted Assets (Statutory Basis) as of December 31, 2005 and 2004.........................  3
Statements of Liabilities, Capital and Surplus (Statutory Basis) as of December 31, 2005 and 2004........  4
Statements of Income and Changes in Capital and Surplus (Statutory Basis) for the years ended
  December 31, 2005 and 2004.............................................................................  5
Statements of Cash Flow (Statutory Basis) for the years ended December 31, 2005 and 2004.................  6
Notes to Statutory Basis Financial Statements............................................................  7

[LOGO] AIG AMERICAN GENERAL

                                                             Variable Account B
                                              Variable Universal Life Insurance

                                                                           2005
                                                                  Annual Report

                                                              December 31, 2005

                      American International Life Assurance Company of New York
                         A member company of American International Group, Inc.

[LETTERHEAD] PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
1201 Louisiana
Suite 2900
Houston, TX 77002-5678
Telephone (713) 356-4000
Facsimile (713) 356-4717

            Report of Independent Registered Public Accounting Firm

To the Board of Directors of American International Life Assurance Company of New York and Policy Owners of American International Life Assurance Company of New York Variable Account B

In our opinion, the accompanying statement of net assets, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the Sub-accounts listed in Note A of American International Life Assurance Company of New York Variable Account B (the "Separate Account") at December 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Separate Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the investment companies, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

April 5, 2006

                                   VA B - 1

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT B

STATEMENT OF NET ASSETS
December 31, 2005

                                                                         Investment       Due from (to) American
                                                                       securities - at International Life Assurance
Sub-accounts                                                             fair value        Company of New York      Net Assets
---------------------------------------------------------------------  --------------- ---------------------------- ----------
AIM V.I. Capital Appreciation Fund - Series I                            $  115,824                $ --             $  115,824
AIM V.I. International Growth Fund - Series I                               117,075                  --                117,075
AllianceBernstein Global Bond Portfolio - Class A                             2,165                  --                  2,165
AllianceBernstein Global Technology Portfolio - Class A                     278,527                  --                278,527
AllianceBernstein Growth and Income Portfolio - Class A                     927,199                  (1)               927,198
AllianceBernstein Growth Portfolio - Class A                                916,289                  (1)               916,288
AllianceBernstein Large Cap Growth Portfolio - Class A                      290,777                  --                290,777
AllianceBernstein Real Estate Investment Portfolio - Class A                  8,606                   1                  8,607
AllianceBernstein Small Cap Growth Portfolio - Class A                      172,533                  --                172,533
AllianceBernstein Total Return Portfolio - Class A                           52,888                   1                 52,889
AllianceBernstein Utility Income Portfolio - Class A                            274                  --                    274
American Century VP Capital Appreciation Fund - Class I                       2,243                  --                  2,243
American Century VP Income & Growth Fund - Class I                           19,536                  --                 19,536
Anchor Series Trust Capital Appreciation Portfolio - Class 1                  7,645                  --                  7,645
Anchor Series Trust Growth Portfolio - Class 1                                5,394                  --                  5,394
Anchor Series Trust Natural Resources Portfolio - Class 1                     3,960                   1                  3,961
Dreyfus Stock Index Fund, Inc. - Initial shares                           1,301,180                  (1)             1,301,179
Dreyfus VIF Small Company Stock Portfolio - Initial shares                   69,321                  (1)                69,320
Fidelity VIP Asset Manager Portfolio - Initial Class                        475,332                  --                475,332
Fidelity VIP Contrafund Portfolio - Initial Class                         2,620,547                  --              2,620,547
Fidelity VIP Growth Portfolio - Initial Class                             1,258,646                  --              1,258,646
Fidelity VIP High Income Portfolio - Initial Class                          201,274                  --                201,274
Fidelity VIP Investment Grade Bond Portfolio - Initial Class                120,919                  --                120,919
Fidelity VIP Money Market Portfolio - Initial Class                         183,351                  --                183,351
Fidelity VIP Overseas Portfolio - Initial Class                             149,104                  --                149,104
Franklin Templeton - Templeton Foreign Securities Fund - Class 2          1,362,291                  --              1,362,291
Franklin Templeton - Templeton Global Asset Allocation Fund - Class 1         5,947                  (1)                 5,946
JPMorgan Bond Portfolio                                                         487                  --                    487
JPMorgan Mid Cap Value Portfolio                                          1,079,343                  --              1,079,343
JPMorgan U.S. Large Cap Core Equity Portfolio                                   894                  --                    894
Mercury Value Opportunities V.I. Fund - Class I                             535,423                  --                535,423
Neuberger Berman AMT Limited Maturity Bond Portfolio - Class I                5,384                  --                  5,384
Neuberger Berman AMT Partners Portfolio - Class I                               716                  --                    716
Oppenheimer Global Securities Fund/VA - Non-Service Shares                   65,837                  --                 65,837
Oppenheimer Main Street Fund/VA - Non-Service Shares                         28,690                  --                 28,690
PIMCO VIT High Yield Portfolio - Administrative Class                       224,063                  --                224,063
PIMCO VIT Long-Term U.S. Government Portfolio - Administrative Class        795,613                  --                795,613
SunAmerica - Aggressive Growth Portfolio - Class 1                              721                  --                    721
SunAmerica - SunAmerica Balanced Portfolio - Class 1                          5,293                  --                  5,293
SunAmerica Alliance Growth Portfolio                                         10,872                  --                 10,872
SunAmerica Global Bond Portfolio                                              3,935                  --                  3,935
SunAmerica Growth-Income Portfolio                                           25,038                  (1)                25,037
SunAmerica MFS Mid-Cap Growth Portfolio                                       8,597                  (1)                 8,596
UIF Money Market Portfolio - Class I                                        244,245                 388                244,633
Van Eck Worldwide Emerging Markets Fund                                      92,016                   1                 92,017
Van Eck Worldwide Hard Assets Fund                                          106,433                  --                106,433

                            See accompanying notes.

                                   VA B - 2

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT B

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2005

                                             A           B          A+B=C         D             E             F         C+D+E+F

                                                                                                                        Increase
                                                                                                        Net change in  (decrease)
                                                   Mortality and                          Capital gain    unrealized     in net
                                         Dividends  expense risk     Net     Net realized distributions  appreciation    assets
                                           from         and       investment     gain         from      (depreciation) resulting
                                          mutual   administrative   income    (loss) on      mutual           of          from
Sub-accounts                               funds      charges       (loss)   investments      funds      investments   operations
---------------------------------------  --------- -------------- ---------- ------------ ------------- -------------- ----------
AIM V.I. Capital Appreciation Fund -
  Series I                                $    72     $   (988)    $   (916)   $ (4,758)     $    --       $ 14,661     $  8,987
AIM V.I. International Growth Fund -
  Series I                                    721         (961)        (240)        (48)          --         17,463       17,175
AllianceBernstein Global Bond Portfolio
  - Class A                                   182          (43)         139         512           23         (1,194)        (520)
AllianceBernstein Global Technology
  Portfolio - Class A                          --       (2,296)      (2,296)    (22,800)          --         33,533        8,437
AllianceBernstein Growth and Income
  Portfolio - Class A                      13,244       (8,076)       5,168       9,723           --         20,170       35,061
AllianceBernstein Growth Portfolio -
  Class A                                      --       (7,602)      (7,602)    (56,513)          --        153,031       88,916
AllianceBernstein Large Cap Growth
  Portfolio - Class A                          --       (2,297)      (2,297)    (14,167)          --         52,174       35,710
AllianceBernstein Real Estate
  Investment Portfolio - Class A               83          (37)          46         324          264           (310)         324
AllianceBernstein Small Cap Growth
  Portfolio - Class A                          --       (1,481)      (1,481)        250           --          8,227        6,996
AllianceBernstein Total Return
  Portfolio - Class A                       1,628         (523)       1,105         580           --             99        1,784
AllianceBernstein Utility Income
  Portfolio - Class A                           5           (2)           3          10           --             21           34
American Century VP Capital
  Appreciation Fund - Class I                  --          (15)         (15)         52           --            319          356
American Century VP Income & Growth
  Fund - Class I                              389         (146)         243         270           --            208          721
Anchor Series Trust Capital
  Appreciation Portfolio - Class 1             21          (45)         (24)        699           --             39          714
Anchor Series Trust Growth Portfolio -
  Class 1                                      46          (31)          15         341          193           (278)         271
Anchor Series Trust Natural Resources
  Portfolio - Class 1                          17          (22)          (5)        368          159            585        1,107
Dreyfus Stock Index Fund, Inc. -
  Initial shares                           20,536      (11,161)       9,375        (339)          --         37,890       46,926
Dreyfus VIF Small Company Stock
  Portfolio - Initial shares                   --         (722)        (722)      7,853        4,286        (11,411)           6
Fidelity VIP Asset Manager Portfolio -
  Initial Class                            12,402       (4,162)       8,240      (9,301)         159         14,927       14,025
Fidelity VIP Contrafund Portfolio -
  Initial Class                             7,269      (18,989)     (11,720)     57,873          454        325,506      372,113
Fidelity VIP Growth Portfolio - Initial
  Class                                     6,433      (11,253)      (4,820)    (77,237)          --        138,465       56,408
Fidelity VIP High Income Portfolio -
  Initial Class                            30,196       (1,815)      28,381     (11,410)          --        (13,446)       3,525
Fidelity VIP Investment Grade Bond
  Portfolio - Initial Class                 4,148       (1,049)       3,099         240        2,506         (4,356)       1,489
Fidelity VIP Money Market Portfolio -
  Initial Class                             5,423       (1,635)       3,788          --           --             --        3,788
Fidelity VIP Overseas Portfolio -
  Initial Class                               945       (1,244)        (299)     (3,550)         739         26,556       23,446
Franklin Templeton - Templeton Foreign
  Securities Fund - Class 2                15,569       (9,972)       5,597      30,955           --         82,003      118,555
Franklin Templeton - Templeton Global
  Asset Allocation Fund - Class 1             211          (41)         170         144           --           (143)         171
JPMorgan Bond Portfolio                        14           (4)          10           2            7             (9)          10
JPMorgan Mid Cap Value Portfolio            2,063       (8,122)      (6,059)     27,787       15,254         50,256       87,238
JPMorgan U.S. Large Cap Core Equity
  Portfolio                                    11           (7)           4          46           --            (40)          10
Mercury Value Opportunities V.I. Fund -
  Class I                                   1,414       (3,872)      (2,458)      5,963       72,765        (29,243)      47,027
Neuberger Berman AMT Limited Maturity
  Bond Portfolio - Class I                    155          (36)         119         (22)          --            (61)          36
Neuberger Berman AMT Partners Portfolio
  - Class I                                     6           (4)           2          67           --             45          114
Oppenheimer Global Securities Fund/VA -
  Non-Service Shares                          606         (436)         170       8,650           --           (836)       7,984
Oppenheimer Main Street Fund/VA - Non-
  Service Shares                              385         (212)         173         412           --            815        1,400
PIMCO VIT High Yield Portfolio -
  Administrative Class                     15,097       (1,723)      13,374         911           --         (6,802)       7,483
PIMCO VIT Long-Term U.S. Government
  Portfolio - Administrative Class         29,321       (6,179)      23,142       2,271       21,807        (14,590)      32,630
SunAmerica - Aggressive Growth
  Portfolio - Class 1                          --           (4)          (4)         --           --             56           52
SunAmerica - SunAmerica Balanced
  Portfolio - Class 1                         134          (37)          97         (23)          --            (11)          63
SunAmerica Alliance Growth Portfolio           40          (87)         (47)        (73)          --          1,797        1,677
SunAmerica Global Bond Portfolio              124          (23)         101          79           21            (93)         108
SunAmerica Growth-Income Portfolio            136         (195)         (59)        861           --            748        1,550
SunAmerica MFS Mid-Cap Growth Portfolio        --          (61)         (61)        262           --             84          285
UIF Money Market Portfolio - Class I        6,660       (1,902)       4,758          --           --             --        4,758
Van Eck Worldwide Emerging Markets Fund       577         (696)        (119)      1,437           --         20,354       21,672
Van Eck Worldwide Hard Assets Fund            251         (720)        (469)      3,006           --         31,669       34,206

                            See accompanying notes.

                                   VA B - 3

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT B

STATEMENT OF CHANGES IN NET ASSETS

                                                                                  Sub-accounts
                                                     ---------------------------------------------------------------------
                                                                        AIM V.I.                         AllianceBernstein
                                                     AIM V.I. Capital International  AllianceBernstein        Global
                                                       Appreciation   Growth Fund -     Global Bond         Technology
                                                     Fund - Series I    Series I    Portfolio - Class A Portfolio - Class A
                                                     ---------------- ------------- ------------------- -------------------
For the Year Ended December 31, 2005

OPERATIONS:
   Net investment income (loss)                          $   (916)      $   (240)        $    139            $ (2,296)
   Net realized gain (loss) on investments                 (4,758)           (48)             512             (22,800)
   Capital gain distributions from mutual funds                --             --               23                  --
   Net change in unrealized appreciation
     (depreciation) of investments                         14,661         17,463           (1,194)             33,533
                                                         --------       --------         --------            --------
Increase (decrease) in net assets resulting from
  operations                                                8,987         17,175             (520)              8,437
                                                         --------       --------         --------            --------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other
     Sub-accounts or fixed rate option                     19,141          6,967          (12,098)             54,571
   Administrative charges                                      --             --               --                  --
   Cost of insurance                                      (14,036)        (9,137)            (230)            (24,150)
   Policy loans                                              (891)           (20)              --              (4,959)
   Death benefits                                              --         (1,005)              --                (920)
   Withdrawals                                             (6,002)        (1,988)              --             (17,870)
                                                         --------       --------         --------            --------
Increase (decrease) in net assets resulting from
  principal transactions                                   (1,788)        (5,183)         (12,328)              6,672
                                                         --------       --------         --------            --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     7,199         11,992          (12,848)             15,109

NET ASSETS:
   Beginning of year                                      108,625        105,083           15,013             263,418
                                                         --------       --------         --------            --------
   End of year                                           $115,824       $117,075         $  2,165            $278,527
                                                         ========       ========         ========            ========
For the Year Ended December 31, 2004

OPERATIONS:
   Net investment income (loss)                          $   (861)      $   (275)        $    669            $ (2,288)
   Net realized gain (loss) on investments                 (3,575)        (5,034)              25             (38,108)
   Capital gain distributions from mutual funds                --             --              278                  --
   Net change in unrealized appreciation
     (depreciation) of investments                         10,341         25,172              225              49,351
                                                         --------       --------         --------            --------
Increase (decrease) in net assets resulting from
  operations                                                5,905         19,863            1,197               8,955
                                                         --------       --------         --------            --------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other
     Sub-accounts or fixed rate option                     29,341         11,271              533              57,050
   Administrative charges                                      --             --               --                  --
   Cost of insurance                                      (13,967)        (9,063)            (687)            (30,814)
   Policy loans                                            (1,449)        (1,872)              --             (10,893)
   Death benefits                                              --        (12,839)              --             (12,577)
   Withdrawals                                               (472)        (1,535)              --             (12,585)
                                                         --------       --------         --------            --------
Increase (decrease) in net assets resulting from
  principal transactions                                   13,453        (14,038)            (154)             (9,819)
                                                         --------       --------         --------            --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    19,358          5,825            1,043                (864)

NET ASSETS:
   Beginning of year                                       89,267         99,258           13,970             264,282
                                                         --------       --------         --------            --------
   End of year                                           $108,625       $105,083         $ 15,013            $263,418
                                                         ========       ========         ========            ========

                            See accompanying notes.

                                   VA B - 4

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT B

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED

                                                                                   Sub-accounts
                                                     ------------------------------------------------------------------------
                                                     AllianceBernstein                   AllianceBernstein
                                                        Growth and     AllianceBernstein     Large Cap      AllianceBernstein
                                                          Income            Growth            Growth           Real Estate
                                                        Portfolio -       Portfolio -       Portfolio -        Investment
                                                          Class A           Class A           Class A      Portfolio - Class A
                                                     ----------------- ----------------- ----------------- -------------------
For the Year Ended December 31, 2005

OPERATIONS:
   Net investment income (loss)                          $  5,168          $  (7,602)        $ (2,297)           $   46
   Net realized gain (loss) on investments                  9,723            (56,513)         (14,167)              324
   Capital gain distributions from mutual funds                --                 --               --               264
   Net change in unrealized appreciation
     (depreciation) of investments                         20,170            153,031           52,174              (310)
                                                         --------          ---------         --------            ------
Increase (decrease) in net assets resulting from
  operations                                               35,061             88,916           35,710               324
                                                         --------          ---------         --------            ------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other
     Sub-accounts or fixed rate option                    113,572            126,379           43,790             6,441
   Administrative charges                                      --                 --               --                --
   Cost of insurance                                      (65,152)           (67,285)         (24,721)             (815)
   Policy loans                                           (11,199)           (12,843)          (3,574)               --
   Death benefits                                              --               (990)              --                --
   Withdrawals                                            (61,334)          (108,962)         (10,890)              (45)
                                                         --------          ---------         --------            ------
Increase (decrease) in net assets resulting from
  principal transactions                                  (24,113)           (63,701)           4,605             5,581
                                                         --------          ---------         --------            ------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    10,948             25,215           40,315             5,905

NET ASSETS:
   Beginning of year                                      916,250            891,073          250,462             2,702
                                                         --------          ---------         --------            ------
   End of year                                           $927,198          $ 916,288         $290,777            $8,607
                                                         ========          =========         ========            ======
For the Year Ended December 31, 2004

OPERATIONS:
   Net investment income (loss)                          $    (70)         $  (7,190)        $ (2,167)           $   38
   Net realized gain (loss) on investments                    555            (35,741)         (21,606)               95
   Capital gain distributions from mutual funds                --                 --               --                --
   Net change in unrealized appreciation
     (depreciation) of investments                         85,173            146,998           39,974               596
                                                         --------          ---------         --------            ------
Increase (decrease) in net assets resulting from
  operations                                               85,658            104,067           16,201               729
                                                         --------          ---------         --------            ------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other
     Sub-accounts or fixed rate option                    102,258            165,863           49,849                24
   Administrative charges                                      --                 --               --                --
   Cost of insurance                                      (64,710)           (78,925)         (24,299)             (323)
   Policy loans                                           (12,115)           (27,517)         (10,330)               --
   Death benefits                                              --                 --          (17,170)               --
   Withdrawals                                             (3,474)           (11,219)         (11,634)               --
                                                         --------          ---------         --------            ------
Increase (decrease) in net assets resulting from
  principal transactions                                   21,959             48,202          (13,584)             (299)
                                                         --------          ---------         --------            ------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   107,617            152,269            2,617               430
NET ASSETS:
   Beginning of year                                      808,633            738,804          247,845             2,272
                                                         --------          ---------         --------            ------
   End of year                                           $916,250          $ 891,073         $250,462            $2,702
                                                         ========          =========         ========            ======

                            See accompanying notes.

                                   VA B - 5

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT B

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED

                                                                                   Sub-accounts
                                                     ------------------------------------------------------------------------
                                                                                                                   American
                                                     AllianceBernstein                                            Century VP
                                                         Small Cap       AllianceBernstein   AllianceBernstein     Capital
                                                     Growth Portfolio -    Total Return       Utility Income     Appreciation
                                                          Class A       Portfolio - Class A Portfolio - Class A Fund - Class I
                                                     ------------------ ------------------- ------------------- --------------
For the Year Ended December 31, 2005

OPERATIONS:
   Net investment income (loss)                           $ (1,481)          $  1,105              $  3             $  (15)
   Net realized gain (loss) on investments                     250                580                10                 52
   Capital gain distributions from mutual funds                 --                 --                --                 --
   Net change in unrealized appreciation
     (depreciation) of investments                           8,227                 99                21                319
                                                          --------           --------              ----             ------
Increase (decrease) in net assets resulting from
  operations                                                 6,996              1,784                34                356
                                                          --------           --------              ----             ------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other
     Sub-accounts or fixed rate option                       8,576              6,989                88               (422)
   Administrative charges                                       --                 --                --                 --
   Cost of insurance                                        (7,833)            (4,471)              (84)              (221)
   Policy loans                                             (1,826)                --                --                 --
   Death benefits                                               --                 --                --                 --
   Withdrawals                                              (2,682)           (13,511)               --                 --
                                                          --------           --------              ----             ------
Increase (decrease) in net assets resulting from
  principal transactions                                    (3,765)           (10,993)                4               (643)
                                                          --------           --------              ----             ------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      3,231             (9,209)               38               (287)

NET ASSETS:
   Beginning of year                                       169,302             62,098               236              2,530
                                                          --------           --------              ----             ------
   End of year                                            $172,533           $ 52,889              $274             $2,243
                                                          ========           ========              ====             ======
For the Year Ended December 31, 2004

OPERATIONS:
   Net investment income (loss)                           $ (1,347)          $    915              $  1             $  (17)
   Net realized gain (loss) on investments                    (632)              (283)                1                 (2)
   Capital gain distributions from mutual funds                 --                 --                --                 --
   Net change in unrealized appreciation
     (depreciation) of investments                          21,589              4,137                15                204
                                                          --------           --------              ----             ------
Increase (decrease) in net assets resulting from
  operations                                                19,610              4,769                17                185
                                                          --------           --------              ----             ------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other
     Sub-accounts or fixed rate option                      20,257              7,678               205                571
   Administrative charges                                       --                 --                --                 --
   Cost of insurance                                        (8,983)            (4,423)              (16)              (383)
   Policy loans                                               (241)            (1,249)               --                 --
   Death benefits                                               --                 --                --                 --
   Withdrawals                                              (1,705)           (10,050)               --                 --
                                                          --------           --------              ----             ------
Increase (decrease) in net assets resulting from
  principal transactions                                     9,328             (8,044)              189                188
                                                          --------           --------              ----             ------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     28,938             (3,275)              206                373
NET ASSETS:
   Beginning of year                                       140,364             65,373                30              2,157
                                                          --------           --------              ----             ------
   End of year                                            $169,302           $ 62,098              $236             $2,530
                                                          ========           ========              ====             ======

                            See accompanying notes.

                                   VA B - 6

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT B

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED

                                                                                Sub-accounts
                                                     ------------------------------------------------------------------
                                                       American    Anchor Series
                                                      Century VP   Trust Capital
                                                       Income &    Appreciation     Anchor Series    Anchor Series Trust
                                                     Growth Fund -  Portfolio -     Trust Growth      Natural Resources
                                                        Class I       Class 1    Portfolio - Class 1 Portfolio - Class 1
                                                     ------------- ------------- ------------------- -------------------
For the Year Ended December 31, 2005

OPERATIONS:
   Net investment income (loss)                         $   243       $   (24)         $    15             $    (5)
   Net realized gain (loss) on investments                  270           699              341                 368
   Capital gain distributions from mutual funds              --            --              193                 159
   Net change in unrealized appreciation
     (depreciation) of investments                          208            39             (278)                585
                                                        -------       -------          -------             -------
Increase (decrease) in net assets resulting from
  operations                                                721           714              271               1,107
                                                        -------       -------          -------             -------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other
     Sub-accounts or fixed rate option                      451         2,038            1,454                 722
   Administrative charges                                    --            --               --                  --
   Cost of insurance                                     (1,649)         (481)              --                (183)
   Policy loans                                              --         1,179            1,179                 393
   Death benefits                                            --            --               --                  --
   Withdrawals                                               --            --               --                  --
                                                        -------       -------          -------             -------
Increase (decrease) in net assets resulting from
  principal transactions                                 (1,198)        2,736            2,633                 932
                                                        -------       -------          -------             -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    (477)        3,450            2,904               2,039

NET ASSETS:
   Beginning of year                                     20,013         4,195            2,490               1,922
                                                        -------       -------          -------             -------
   End of year                                          $19,536       $ 7,645          $ 5,394             $ 3,961
                                                        =======       =======          =======             =======
For the Year Ended December 31, 2004

OPERATIONS:
   Net investment income (loss)                         $   126       $   (32)         $    (6)            $    (2)
   Net realized gain (loss) on investments                  114         1,317            1,150                 628
   Capital gain distributions from mutual funds              --            --               --                  48
   Net change in unrealized appreciation
     (depreciation) of investments                        1,954          (920)            (909)               (350)
                                                        -------       -------          -------             -------
Increase (decrease) in net assets resulting from
  operations                                              2,194           365              235                 324
                                                        -------       -------          -------             -------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other
     Sub-accounts or fixed rate option                      662         2,246            1,756               1,005
   Administrative charges                                    --            --               --                  --
   Cost of insurance                                     (1,554)         (468)              --                 (74)
   Policy loans                                              --        (4,387)          (4,253)             (1,918)
   Death benefits                                            --            --               --                  --
   Withdrawals                                               --            --               --                  --
                                                        -------       -------          -------             -------
Increase (decrease) in net assets resulting from
  principal transactions                                   (892)       (2,609)          (2,497)               (987)
                                                        -------       -------          -------             -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   1,302        (2,244)          (2,262)               (663)

NET ASSETS:
   Beginning of year                                     18,711         6,439            4,752               2,585
                                                        -------       -------          -------             -------
   End of year                                          $20,013       $ 4,195          $ 2,490             $ 1,922
                                                        =======       =======          =======             =======

                            See accompanying notes.

                                   VA B - 7

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT B

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED

                                                                                    Sub-accounts
                                                   -----------------------------------------------------------------------------
                                                                       Dreyfus VIF Small     Fidelity VIP        Fidelity VIP
                                                     Dreyfus Stock       Company Stock       Asset Manager        Contrafund
                                                   Index Fund, Inc. - Portfolio - Initial Portfolio - Initial Portfolio - Initial
                                                     Initial shares         shares               Class               Class
                                                   ------------------ ------------------- ------------------- -------------------
For the Year Ended December 31, 2005

OPERATIONS:
   Net investment income (loss)                        $    9,375          $   (722)           $  8,240           $  (11,720)
   Net realized gain (loss) on investments                   (339)            7,853              (9,301)              57,873
   Capital gain distributions from mutual funds                --             4,286                 159                  454
   Net change in unrealized appreciation
     (depreciation) of investments                         37,890           (11,411)             14,927              325,506
                                                       ----------          --------            --------           ----------
Increase (decrease) in net assets resulting from
  operations                                               46,926                 6              14,025              372,113
                                                       ----------          --------            --------           ----------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other
     Sub-accounts or fixed rate option                    187,139             7,544              73,360               62,819
   Administrative charges                                      --                --                  --               (3,399)
   Cost of insurance                                      (92,291)           (8,506)            (40,922)            (232,423)
   Policy loans                                           (38,632)           (5,795)            (18,301)              (4,574)
   Death benefits                                          (2,044)           (9,977)             (3,067)                  --
   Withdrawals                                            (78,638)             (862)            (20,516)             (17,803)
                                                       ----------          --------            --------           ----------
Increase (decrease) in net assets resulting from
  principal transactions                                  (24,466)          (17,596)             (9,446)            (195,380)
                                                       ----------          --------            --------           ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    22,460           (17,590)              4,579              176,733

NET ASSETS:
   Beginning of year                                    1,278,719            86,910             470,753            2,443,814
                                                       ----------          --------            --------           ----------
   End of year                                         $1,301,179          $ 69,320            $475,332           $2,620,547
                                                       ==========          ========            ========           ==========
For the Year Ended December 31, 2004

OPERATIONS:
   Net investment income (loss)                        $   11,209          $   (766)           $  8,325           $   (9,374)
   Net realized gain (loss) on investments                (13,840)            4,027             (11,764)              20,931
   Capital gain distributions from mutual funds                --             5,170                  --                   --
   Net change in unrealized appreciation
     (depreciation) of investments                        114,140             3,378              23,798              296,224
                                                       ----------          --------            --------           ----------
Increase (decrease) in net assets resulting from
  operations                                              111,509            11,809              20,359              307,781
                                                       ----------          --------            --------           ----------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other
     Sub-accounts or fixed rate option                    211,723            14,717              72,710              309,626
   Administrative charges                                      --                --                  --               (3,098)
   Cost of insurance                                     (100,218)          (10,084)            (41,983)            (202,314)
   Policy loans                                           (37,132)            3,538             (33,622)               1,676
   Death benefits                                              --           (20,610)                 --              (43,837)
   Withdrawals                                            (24,015)               --             (13,273)              (1,492)
                                                       ----------          --------            --------           ----------
Increase (decrease) in net assets resulting from
  principal transactions                                   50,358           (12,439)            (16,168)              60,561
                                                       ----------          --------            --------           ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   161,867              (630)              4,191              368,342

NET ASSETS:
   Beginning of year                                    1,116,852            87,540             466,562            2,075,472
                                                       ----------          --------            --------           ----------
   End of year                                         $1,278,719          $ 86,910            $470,753           $2,443,814
                                                       ==========          ========            ========           ==========

                            See accompanying notes.

                                   VA B - 8

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT B

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED

                                                                                     Sub-accounts
                                                     ---------------------------------------------------------------------------
                                                                                             Fidelity VIP
                                                                                              Investment         Fidelity VIP
                                                        Fidelity VIP    Fidelity VIP High     Grade Bond         Money Market
                                                     Growth Portfolio - Income Portfolio  Portfolio - Initial Portfolio - Initial
                                                       Initial Class     - Initial Class         Class               Class
                                                     ------------------ ----------------- ------------------- -------------------
For the Year Ended December 31, 2005

OPERATIONS:
   Net investment income (loss)                          $   (4,820)        $ 28,381           $  3,099            $  3,788
   Net realized gain (loss) on investments                  (77,237)         (11,410)               240                  --
   Capital gain distributions from mutual funds                  --               --              2,506                  --
   Net change in unrealized appreciation
     (depreciation) of investments                          138,465          (13,446)            (4,356)                 --
                                                         ----------         --------           --------            --------
Increase (decrease) in net assets resulting from
  operations                                                 56,408            3,525              1,489               3,788
                                                         ----------         --------           --------            --------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other
     Sub-accounts or fixed rate option                      151,438           28,058             22,630              28,353
   Administrative charges                                        --               --                 --                  --
   Cost of insurance                                        (90,412)         (13,089)            (9,461)            (22,095)
   Policy loans                                             (19,184)         (15,538)               (25)             (3,085)
   Death benefits                                            (1,638)              --                 --                  --
   Withdrawals                                             (169,141)         (11,710)            (2,292)            (61,626)
                                                         ----------         --------           --------            --------
Increase (decrease) in net assets resulting from
  principal transactions                                   (128,937)         (12,279)            10,852             (58,453)
                                                         ----------         --------           --------            --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     (72,529)          (8,754)            12,341             (54,665)

NET ASSETS:
   Beginning of year                                      1,331,175          210,028            108,578             238,016
                                                         ----------         --------           --------            --------
   End of year                                           $1,258,646         $201,274           $120,919            $183,351
                                                         ==========         ========           ========            ========
For the Year Ended December 31, 2004

OPERATIONS:
   Net investment income (loss)                          $   (8,602)        $ 14,388           $  3,239            $    728
   Net realized gain (loss) on investments                  (65,599)          (5,746)               549                  --
   Capital gain distributions from mutual funds                  --               --              3,001                  --
   Net change in unrealized appreciation
     (depreciation) of investments                          102,122            8,053             (3,168)                 --
                                                         ----------         --------           --------            --------
Increase (decrease) in net assets resulting from
  operations                                                 27,921           16,695              3,621                 728
                                                         ----------         --------           --------            --------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other
     Sub-accounts or fixed rate option                      193,578           25,321             11,567              53,964
   Administrative charges                                        --               --                 --                  --
   Cost of insurance                                        (98,930)         (13,148)            (8,244)            (31,005)
   Policy loans                                             (53,482)          (6,678)            (1,378)             (1,711)
   Death benefits                                           (18,366)              --                 --                  --
   Withdrawals                                              (76,212)          (7,457)              (314)            (49,769)
                                                         ----------         --------           --------            --------
Increase (decrease) in net assets resulting from
  principal transactions                                    (53,412)          (1,962)             1,631             (28,521)
                                                         ----------         --------           --------            --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     (25,491)          14,733              5,252             (27,793)

NET ASSETS:
   Beginning of year                                      1,356,666          195,295            103,326             265,809
                                                         ----------         --------           --------            --------
   End of year                                           $1,331,175         $210,028           $108,578            $238,016
                                                         ==========         ========           ========            ========

                            See accompanying notes.

                                   VA B - 9

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT B

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED

                                                                                 Sub-accounts
                                                     -------------------------------------------------------------------
                                                                             Franklin          Franklin
                                                        Fidelity VIP        Templeton -      Templeton -
                                                          Overseas       Templeton Foreign Templeton Global
                                                     Portfolio - Initial Securities Fund - Asset Allocation JPMorgan Bond
                                                            Class             Class 2       Fund - Class 1    Portfolio
                                                     ------------------- ----------------- ---------------- -------------
For the Year Ended December 31, 2005

OPERATIONS:
   Net investment income (loss)                           $   (299)         $    5,597          $  170          $  10
   Net realized gain (loss) on investments                  (3,550)             30,955             144              2
   Capital gain distributions from mutual funds                739                  --              --              7
   Net change in unrealized appreciation
     (depreciation) of investments                          26,556              82,003            (143)            (9)
                                                          --------          ----------          ------          -----
Increase (decrease) in net assets resulting from
  operations                                                23,446             118,555             171             10
                                                          --------          ----------          ------          -----
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other
     Sub-accounts or fixed rate option                      18,535                  (1)          1,246            143
   Administrative charges                                       --              (2,141)             --             --
   Cost of insurance                                       (10,000)           (122,193)           (899)           (44)
   Policy loans                                             (1,636)                 --              --             --
   Death benefits                                           (9,978)                 --              --             --
   Withdrawals                                             (12,759)                 --              --           (219)
                                                          --------          ----------          ------          -----
Increase (decrease) in net assets resulting from
  principal transactions                                   (15,838)           (124,335)            347           (120)
                                                          --------          ----------          ------          -----
TOTAL INCREASE (DECREASE) IN NET ASSETS                      7,608              (5,780)            518           (110)

NET ASSETS:
   Beginning of year                                       141,496           1,368,071           5,428            597
                                                          --------          ----------          ------          -----
   End of year                                            $149,104          $1,362,291          $5,946          $ 487
                                                          ========          ==========          ======          =====
For the Year Ended December 31, 2004

OPERATIONS:
   Net investment income (loss)                           $    260          $    3,324          $   72          $  21
   Net realized gain (loss) on investments                  (2,356)             15,156              83             (1)
   Capital gain distributions from mutual funds                 --                  --              --             14
   Net change in unrealized appreciation
     (depreciation) of investments                          18,528             188,511             570            (12)
                                                          --------          ----------          ------          -----
Increase (decrease) in net assets resulting from
  operations                                                16,432             206,991             725             22
                                                          --------          ----------          ------          -----
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other
     Sub-accounts or fixed rate option                      20,582             147,273           2,457            247
   Administrative charges                                       --              (1,978)             --             --
   Cost of insurance                                       (12,277)           (107,324)           (818)          (312)
   Policy loans                                              2,232                  --              --             --
   Death benefits                                               --              (7,894)             --             --
   Withdrawals                                              (6,082)                 --              --             --
                                                          --------          ----------          ------          -----
Increase (decrease) in net assets resulting from
  principal transactions                                     4,455              30,077           1,639            (65)
                                                          --------          ----------          ------          -----
TOTAL INCREASE (DECREASE) IN NET ASSETS                     20,887             237,068           2,364            (43)

NET ASSETS:
   Beginning of year                                       120,609           1,131,003           3,064            640
                                                          --------          ----------          ------          -----
   End of year                                            $141,496          $1,368,071          $5,428          $ 597
                                                          ========          ==========          ======          =====

                            See accompanying notes.

                                   VA B - 10

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT B

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED

                                                                              Sub-accounts
                                                     --------------------------------------------------------------
                                                                                   Mercury Value  Neuberger Berman
                                                     JPMorgan Mid  JPMorgan U.S.   Opportunities     AMT Limited
                                                      Cap Value    Large Cap Core   V.I. Fund -     Maturity Bond
                                                      Portfolio   Equity Portfolio    Class I    Portfolio - Class I
                                                     ------------ ---------------- ------------- -------------------
For the Year Ended December 31, 2005

OPERATIONS:
   Net investment income (loss)                       $   (6,059)      $   4         $ (2,458)         $  119
   Net realized gain (loss) on investments                27,787          46            5,963             (22)
   Capital gain distributions from mutual funds           15,254          --           72,765              --
   Net change in unrealized appreciation
     (depreciation) of investments                        50,256         (40)         (29,243)            (61)
                                                      ----------       -----         --------          ------
Increase (decrease) in net assets resulting from
  operations                                              87,238          10           47,027              36
                                                      ----------       -----         --------          ------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other
     Sub-accounts or fixed rate option                        (3)        503                1           1,880
   Administrative charges                                 (1,747)         --             (830)             --
   Cost of insurance                                     (99,855)       (444)         (47,424)           (934)
   Policy loans                                               --          --               --              --
   Death benefits                                             --          --               --              --
   Withdrawals                                                --          --               --              --
                                                      ----------       -----         --------          ------
Increase (decrease) in net assets resulting from
  principal transactions                                (101,605)         59          (48,253)            946
                                                      ----------       -----         --------          ------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  (14,367)         69           (1,226)            982

NET ASSETS:
   Beginning of year                                   1,093,710         825          536,649           4,402
                                                      ----------       -----         --------          ------
   End of year                                        $1,079,343       $ 894         $535,423          $5,384
                                                      ==========       =====         ========          ======
For the Year Ended December 31, 2004

OPERATIONS:
   Net investment income (loss)                       $   (4,326)      $  (1)        $ (3,516)         $  136
   Net realized gain (loss) on investments                13,565          (1)           6,807              (6)
   Capital gain distributions from mutual funds            4,705          --           59,549              --
   Net change in unrealized appreciation
     (depreciation) of investments                       167,275          72            4,837            (122)
                                                      ----------       -----         --------          ------
Increase (decrease) in net assets resulting from
  operations                                             181,219          70           67,677               8
                                                      ----------       -----         --------          ------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other
     Sub-accounts or fixed rate option                   117,772         501           58,806           3,669
   Administrative charges                                 (1,596)         --             (798)             --
   Cost of insurance                                     (86,607)       (437)         (43,092)           (870)
   Policy loans                                               --          --               --              --
   Death benefits                                         (6,369)         --           (3,134)             --
   Withdrawals                                                --          --               --              --
                                                      ----------       -----         --------          ------
Increase (decrease) in net assets resulting from
  principal transactions                                  23,200          64           11,782           2,799
                                                      ----------       -----         --------          ------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  204,419         134           79,459           2,807

NET ASSETS:
   Beginning of year                                     889,291         691          457,190           1,595
                                                      ----------       -----         --------          ------
   End of year                                        $1,093,710       $ 825         $536,649          $4,402
                                                      ==========       =====         ========          ======

                            See accompanying notes.

                                   VA B - 11

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT B

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED

                                                                                Sub-accounts
                                                     ------------------------------------------------------------------
                                                                                                            PIMCO VIT
                                                                            Oppenheimer     Oppenheimer     High Yield
                                                      Neuberger Berman   Global Securities  Main Street    Portfolio -
                                                        AMT Partners      Fund/VA - Non-   Fund/VA - Non- Administrative
                                                     Portfolio - Class I  Service Shares   Service Shares     Class
                                                     ------------------- ----------------- -------------- --------------
For the Year Ended December 31, 2005

OPERATIONS:
   Net investment income (loss)                             $   2             $   170         $   173        $ 13,374
   Net realized gain (loss) on investments                     67               8,650             412             911
   Capital gain distributions from mutual funds                --                  --              --              --
   Net change in unrealized appreciation
     (depreciation) of investments                             45                (836)            815          (6,802)
                                                            -----             -------         -------        --------
Increase (decrease) in net assets resulting from
  operations                                                  114               7,984           1,400           7,483
                                                            -----             -------         -------        --------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other
     Sub-accounts or fixed rate option                        335              13,225             115              --
   Administrative charges                                      --                  --              --            (370)
   Cost of insurance                                         (339)             (2,589)         (2,696)        (21,070)
   Policy loans                                                --                 393              --              --
   Death benefits                                              --                  --              --              --
   Withdrawals                                                 --                  --              --              --
                                                            -----             -------         -------        --------
Increase (decrease) in net assets resulting from
  principal transactions                                       (4)             11,029          (2,581)        (21,440)
                                                            -----             -------         -------        --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       110              19,013          (1,181)        (13,957)

NET ASSETS:
   Beginning of year                                          606              46,824          29,871         238,020
                                                            -----             -------         -------        --------
   End of year                                              $ 716             $65,837         $28,690        $224,063
                                                            =====             =======         =======        ========
For the Year Ended December 31, 2004

OPERATIONS:
   Net investment income (loss)                             $  (4)            $    74         $    29        $ 12,472
   Net realized gain (loss) on investments                     17               2,221             135             543
   Capital gain distributions from mutual funds                --                  --              --              --
   Net change in unrealized appreciation
     (depreciation) of investments                             86               4,792           2,238           5,258
                                                            -----             -------         -------        --------
Increase (decrease) in net assets resulting from
  operations                                                   99               7,087           2,402          18,273
                                                            -----             -------         -------        --------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other
     Sub-accounts or fixed rate option                        332              13,135           1,140          29,484
   Administrative charges                                      --                  --              --            (361)
   Cost of insurance                                         (304)             (2,385)         (2,785)        (19,598)
   Policy loans                                                --              (1,558)             --              --
   Death benefits                                              --                  --              --          (1,453)
   Withdrawals                                                 --                  --              --              --
                                                            -----             -------         -------        --------
Increase (decrease) in net assets resulting from
  principal transactions                                       28               9,192          (1,645)          8,072
                                                            -----             -------         -------        --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       127              16,279             757          26,345

NET ASSETS:
   Beginning of year                                          479              30,545          29,114         211,675
                                                            -----             -------         -------        --------
   End of year                                              $ 606             $46,824         $29,871        $238,020
                                                            =====             =======         =======        ========

                            See accompanying notes.

                                   VA B - 12

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT B

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED

                                                                              Sub-accounts
                                                     --------------------------------------------------------------
                                                     PIMCO VIT Long-
                                                        Term U.S.
                                                       Government      SunAmerica -      SunAmerica -     SunAmerica
                                                       Portfolio -      Aggressive        SunAmerica       Alliance
                                                     Administrative  Growth Portfolio      Balanced         Growth
                                                          Class         - Class 1     Portfolio - Class 1 Portfolio
                                                     --------------- ---------------- ------------------- ----------
For the Year Ended December 31, 2005

OPERATIONS:
   Net investment income (loss)                         $ 23,142          $  (4)            $   97         $   (47)
   Net realized gain (loss) on investments                 2,271             --                (23)            (73)
   Capital gain distributions from mutual funds           21,807             --                 --              --
   Net change in unrealized appreciation
     (depreciation) of investments                       (14,590)            56                (11)          1,797
                                                        --------          -----             ------         -------
Increase (decrease) in net assets resulting from
  operations                                              32,630             52                 63           1,677
                                                        --------          -----             ------         -------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other
     Sub-accounts or fixed rate option                        (1)           142              1,249          (2,807)
   Administrative charges                                 (1,329)            --                 --              --
   Cost of insurance                                     (75,574)           (95)              (797)         (1,485)
   Policy loans                                               --             --                 --              --
   Death benefits                                             --             --                 --              --
   Withdrawals                                                --             --                 --              --
                                                        --------          -----             ------         -------
Increase (decrease) in net assets resulting from
  principal transactions                                 (76,904)            47                452          (4,292)
                                                        --------          -----             ------         -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  (44,274)            99                515          (2,615)

NET ASSETS:
   Beginning of year                                     839,887            622              4,778          13,487
                                                        --------          -----             ------         -------
   End of year                                          $795,613          $ 721             $5,293         $10,872
                                                        ========          =====             ======         =======
For the Year Ended December 31, 2004

OPERATIONS:
   Net investment income (loss)                         $ 17,865          $  (4)            $   43         $   (52)
   Net realized gain (loss) on investments                   531             --                (34)            (80)
   Capital gain distributions from mutual funds           21,858             --                 --              --
   Net change in unrealized appreciation
     (depreciation) of investments                         7,994             88                277           1,040
                                                        --------          -----             ------         -------
Increase (decrease) in net assets resulting from
  operations                                              48,248             84                286             908
                                                        --------          -----             ------         -------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other
     Sub-accounts or fixed rate option                   110,576            143              2,454           2,514
   Administrative charges                                 (1,297)            --                 --              --
   Cost of insurance                                     (70,318)          (121)              (728)         (1,900)
   Policy loans                                               --             --                 --              --
   Death benefits                                         (5,179)            --                 --              --
   Withdrawals                                                --             --                 --              --
                                                        --------          -----             ------         -------
Increase (decrease) in net assets resulting from
  principal transactions                                  33,782             22              1,726             614
                                                        --------          -----             ------         -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   82,030            106              2,012           1,522

NET ASSETS:
   Beginning of year                                     757,857            516              2,766          11,965
                                                        --------          -----             ------         -------
   End of year                                          $839,887          $ 622             $4,778         $13,487
                                                        ========          =====             ======         =======

                            See accompanying notes.

                                   VA B - 13

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT B

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED

                                                                              Sub-accounts
                                                     -------------------------------------------------------------
                                                     SunAmerica   SunAmerica      SunAmerica
                                                     Global Bond Growth-Income   MFS Mid-Cap     UIF Money Market
                                                      Portfolio    Portfolio   Growth Portfolio Portfolio - Class I
                                                     ----------- ------------- ---------------- -------------------
For the Year Ended December 31, 2005

OPERATIONS:
   Net investment income (loss)                        $   101      $   (59)       $   (61)         $    4,758
   Net realized gain (loss) on investments                  79          861            262                  --
   Capital gain distributions from mutual funds             21           --             --                  --
   Net change in unrealized appreciation
     (depreciation) of investments                         (93)         748             84                  --
                                                       -------      -------        -------          ----------
Increase (decrease) in net assets resulting from
  operations                                               108        1,550            285               4,758
                                                       -------      -------        -------          ----------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other
     Sub-accounts or fixed rate option                   1,091       (1,045)         2,991                  --
   Administrative charges                                   --           --             --                (407)
   Cost of insurance                                       (43)      (3,795)        (1,424)            (23,047)
   Policy loans                                            786           --             --                  --
   Death benefits                                           --           --             --                  --
   Withdrawals                                              --           --             --                  --
                                                       -------      -------        -------          ----------
Increase (decrease) in net assets resulting from
  principal transactions                                 1,834       (4,840)         1,567             (23,454)
                                                       -------      -------        -------          ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  1,942       (3,290)         1,852             (18,696)

NET ASSETS:
   Beginning of year                                     1,993       28,327          6,744             263,329
                                                       -------      -------        -------          ----------
   End of year                                         $ 3,935      $25,037        $ 8,596          $  244,633
                                                       =======      =======        =======          ==========
For the Year Ended December 31, 2004

OPERATIONS:
   Net investment income (loss)                        $   (16)     $    (6)       $   (50)         $     (889)
   Net realized gain (loss) on investments                 148           69           (131)                 --
   Capital gain distributions from mutual funds             23           --             --                  --
   Net change in unrealized appreciation
     (depreciation) of investments                         (43)       2,656          1,013                  --
                                                       -------      -------        -------          ----------
Increase (decrease) in net assets resulting from
  operations                                               112        2,719            832                (889)
                                                       -------      -------        -------          ----------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other
     Sub-accounts or fixed rate option                   1,324        5,396            556            (701,192)
   Administrative charges                                   --           --             --              (1,120)
   Cost of insurance                                       (43)      (4,068)        (1,437)            (42,403)
   Policy loans                                         (3,077)          --             --                  --
   Death benefits                                           --           --             --              (1,765)
   Withdrawals                                              --           --             --                  --
                                                       -------      -------        -------          ----------
Increase (decrease) in net assets resulting from
  principal transactions                                (1,796)       1,328           (881)           (746,480)
                                                       -------      -------        -------          ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 (1,684)       4,047            (49)           (747,369)

NET ASSETS:
   Beginning of year                                     3,677       24,280          6,793           1,010,698
                                                       -------      -------        -------          ----------
   End of year                                         $ 1,993      $28,327        $ 6,744          $  263,329
                                                       =======      =======        =======          ==========

                            See accompanying notes.

                                   VA B - 14

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT B

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED

                                                         Sub-accounts
                                               -------------------------------
                                               Van Eck Worldwide    Van Eck
                                               Emerging Markets  Worldwide Hard
                                                     Fund         Assets Fund
                                               ----------------- --------------
For the Year Ended December 31, 2005

OPERATIONS:
   Net investment income (loss)                    $   (119)        $   (469)
   Net realized gain (loss) on investments            1,437            3,006
   Capital gain distributions from mutual
     funds                                               --               --
   Net change in unrealized appreciation
     (depreciation) of investments                   20,354           31,669
                                                   --------         --------
Increase (decrease) in net assets resulting
  from operations                                    21,672           34,206
                                                   --------         --------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other
     Sub-accounts or fixed rate option                8,956           20,071
   Administrative charges                                --               --
   Cost of insurance                                 (3,370)          (4,833)
   Policy loans                                         (70)          (2,721)
   Death benefits                                        --               --
   Withdrawals                                       (2,571)             (55)
                                                   --------         --------
Increase (decrease) in net assets resulting
  from principal transactions                         2,945           12,462
                                                   --------         --------
TOTAL INCREASE (DECREASE) IN NET ASSETS              24,617           46,668

NET ASSETS:
   Beginning of year                                 67,400           59,765
                                                   --------         --------
   End of year                                     $ 92,017         $106,433
                                                   ========         ========
For the Year Ended December 31, 2004

OPERATIONS:
   Net investment income (loss)                    $   (196)        $   (272)
   Net realized gain (loss) on investments            2,503            1,279
   Capital gain distributions from mutual
     funds                                               --               --
   Net change in unrealized appreciation
     (depreciation) of investments                   10,200           10,213
                                                   --------         --------
Increase (decrease) in net assets resulting
  from operations                                    12,507           11,220
                                                   --------         --------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other
     Sub-accounts or fixed rate option                9,520            4,285
   Administrative charges                                --               --
   Cost of insurance                                 (3,355)          (3,005)
   Policy loans                                        (512)          (3,146)
   Death benefits                                   (15,302)              --
   Withdrawals                                       (6,418)              --
                                                   --------         --------
Increase (decrease) in net assets resulting
  from principal transactions                       (16,067)          (1,866)
                                                   --------         --------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (3,560)           9,354

NET ASSETS:
   Beginning of year                                 70,960           50,411
                                                   --------         --------
   End of year                                     $ 67,400         $ 59,765
                                                   ========         ========

                            See accompanying notes.

                                   VA B - 15

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS

Note A - Organization

Variable Account B (the "Account") was established by American International Life Assurance Company of New York (the "Company") on June 5, 1986 to fund individual and group flexible premium variable universal life insurance policies issued by the Company. The Executive Advantage(SM) policy is currently offered by the Account. Gallery Life, Gemstone Life, Polaris Life and the Variable Universal Life Policy are no longer offered. The Company is an indirect, wholly-owned subsidiary of American International Group, Inc. The Account is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

The Account is divided into "Sub-accounts", which invest in independently managed mutual fund portfolios ("Funds"). The Funds available to policy owners through the various Sub-accounts are as follows:

AIM Variable Insurance Funds:                                    FAM Variable Series Funds, Inc. - continued: (6)
    AIM V.I. Capital Appreciation Fund - Series I                    Mercury Government Bond V.I. Fund - Class I (1) (7)
    AIM V.I. International Growth Fund - Series I                    Mercury Value Opportunities V.I. Fund - Class I (4) (7)

AllianceBernstein Variable Products Series Fund, Inc.:           Fidelity(R) Variable Insurance Products ("Fidelity VIP"):
    AllianceBernstein Americas Government Income Portfolio -         Fidelity(R) VIP Asset Manager(SM) Portfolio - Initial Class
      Class A (1)                                                    Fidelity(R) VIP Balanced Portfolio - Initial Class (1)
    AllianceBernstein Global Bond Portfolio - Class A                Fidelity(R) VIP Contrafund(R) Portfolio - Initial Class
    AllianceBernstein Global Technology Portfolio - Class A (9)      Fidelity(R) VIP Growth Portfolio - Initial Class
    AllianceBernstein Growth and Income Portfolio - Class A          Fidelity(R) VIP High Income Portfolio - Initial Class
    AllianceBernstein Growth Portfolio - Class A                     Fidelity(R) VIP Index 500 Portfolio - Initial Class (1)
    AllianceBernstein Large Cap Growth Portfolio - Class A (8)       Fidelity(R) VIP Investment Grade Bond Portfolio - Initial
    AllianceBernstein Real Estate Investment Portfolio - Class A       Class
    AllianceBernstein Small Cap Growth Portfolio - Class A (2)       Fidelity(R) VIP Money Market Portfolio - Initial Class
    AllianceBernstein Total Return Portfolio - Class A               Fidelity(R) VIP Overseas Portfolio - Initial Class
    AllianceBernstein Utility Income Portfolio - Class A

American Century Variable Portfolios, Inc. ("American            Franklin Templeton Variable Insurance Products Trust
  Century"):                                                       ("Franklin Templeton"):
    American Century VP Capital Appreciation Fund - Class I          Franklin Templeton - Templeton Developing Markets
    American Century VP Income & Growth Fund - Class I                 Securities Fund - Class 2 (1)
    American Century VP International Fund - Class I (1)             Franklin Templeton - Templeton Foreign Securities Fund -
                                                                       Class 2
Anchor Series Trust:                                                 Franklin Templeton - Templeton Global Asset Allocation
    Anchor Series Trust Capital Appreciation Portfolio - Class 1       Fund - Class 1
    Anchor Series Trust Growth Portfolio - Class 1                   Franklin Templeton - Templeton Growth Securities Fund -
    Anchor Series Trust Natural Resources Portfolio - Class 1          Class 2 (1)

Credit Suisse Trust ("Credit Suisse"):
    Credit Suisse Emerging Markets Portfolio (1)                 Goldman Sachs Variable Insurance Trust:
    Credit Suisse Global Small Cap Portfolio (1) (5)                 Goldman Sachs CORE(SM) U.S. Equity Fund (1)
    Credit Suisse International Focus Portfolio (1)                  Goldman Sachs International Equity Fund (1)
    Credit Suisse Large Cap Value Portfolio (1)
    Credit Suisse Mid-Cap Growth Portfolio (1) (3)               J.P. Morgan Series Trust II:
    Credit Suisse Small Cap Growth Portfolio (1)                     JPMorgan Bond Portfolio
                                                                     JPMorgan Mid Cap Value Portfolio
Dreyfus Stock Index Fund, Inc. - Initial shares                      JPMorgan Small Company Portfolio (1)
                                                                     JPMorgan U.S. Large Cap Core Equity Portfolio
Dreyfus Variable Investment Fund ("Dreyfus VIF"):
    Dreyfus VIF Small Company Stock Portfolio - Initial shares   Neuberger Berman Advisers Management Trust
                                                                   ("Neuberger Berman AMT"):
FAM Variable Series Funds, Inc.: (6)                                 Neuberger Berman AMT Limited Maturity Bond Portfolio
    Mercury Basic Value V.I. Fund - Class I (1) (7)                    - Class I
    Mercury Fundamental Growth V.I. Fund - Class I (1) (7)           Neuberger Berman AMT Partners Portfolio - Class I

                                                                 Oppenheimer Variable Account Funds:
                                                                     Oppenheimer Global Securities Fund/VA - Non-Service
                                                                       Shares
                                                                     Oppenheimer Main Street Fund/VA - Non-Service Shares


                                   VA B - 16

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note A - Organization - Continued

PIMCO Variable Insurance Trust:                                 The Universal Institutional Funds, Inc. ("UIF") - continued:
    PIMCO VIT High Yield Portfolio - Administrative Class           UIF High Yield Portfolio - Class I (1)
    PIMCO VIT Long-Term U.S. Government Portfolio -                 UIF Mid Cap Growth Portfolio - Class I (1)
      Administrative Class                                          UIF Money Market Portfolio - Class I
    PIMCO VIT Real Return Portfolio - Administrative Class (1)      UIF Technology Portfolio - Class I (1)
    PIMCO VIT Short-Term Portfolio - Administrative Class (1)       UIF U.S. Mid Cap Value Portfolio - Class I (1)
    PIMCO VIT Total Return Portfolio - Administrative Class (1)

SunAmerica Series Trust ("SunAmerica"):                         VALIC Company I:
    SunAmerica - Aggressive Growth Portfolio - Class 1              VALIC Company I - International Equities Fund (1)
    SunAmerica - SunAmerica Balanced Portfolio - Class 1            VALIC Company I - Mid Cap Index Fund (1)
    SunAmerica Alliance Growth Portfolio                            VALIC Company I - Small Cap Index Fund (1)
    SunAmerica Global Bond Portfolio
    SunAmerica Growth-Income Portfolio                          Van Eck Worldwide Insurance Trust ("Van Eck"):
    SunAmerica Marsico Growth Portfolio (1)                         Van Eck Worldwide Emerging Markets Fund
    SunAmerica MFS Mid-Cap Growth Portfolio                         Van Eck Worldwide Hard Assets Fund

The Universal Institutional Funds, Inc. ("UIF"):                Vanguard(R) Variable Insurance Fund ("Vanguard VIF"):
    UIF Core Plus Fixed Income Portfolio - Class I (1)              Vanguard(R) VIF Total Bond Market Index Portfolio (1)
    UIF Emerging Markets Equity Portfolio - Class I (1)             Vanguard(R) VIF Total Stock Market Index Portfolio (1)

(1)  Sub-accounts had no activity.
(2) Effective May 1, 2004, AllianceBernstein Quasar Portfolio - Class A changed its name to AllianceBernstein Small Cap Growth Portfolio - Class A.
(3) Effective May 1, 2004, Credit Suisse Emerging Growth Portfolio changed its name to Credit Suisse Mid-Cap Growth Portfolio.
(4) Effective July 26, 2004, Merrill Lynch Small Cap Value V.I. Fund - Class I changed its name to Merrill Lynch Value Opportunities V.I. Fund - Class I.
(5) Effective February 21, 2005, Credit Suisse Global Post-Venture Capital Portfolio changed its name to Credit Suisse Global Small Cap Portfolio.
(6) Effective May 1, 2005, Merrill Lynch Variable Series Funds, Inc. ("Merrill Lynch") changed its name to FAM Variable Series Funds, Inc.
(7)  Effective May 1, 2005, Merrill Lynch funds were rebranded as Mercury funds.
(8)  Effective May 2, 2005, AllianceBernstein Premier Growth Portfolio - Class
     A changed its name to AllianceBernstein Large Cap Growth Portfolio - Class
     A.
(9) Effective May 2, 2005, AllianceBernstein Technology Portfolio - Class A changed its name to AllianceBernstein Global Technology Portfolio - Class A.

AIG SunAmerica Asset Management Corp., an affiliate of the Company, serves as the investment advisor to Anchor Series Trust and SunAmerica Series Trust.

The Variable Annuity Life Insurance Company, an affiliate of the Company, serves as the investment advisor to VALIC Company I.

In addition to the Sub-accounts above, policy owners may allocate funds to a fixed account that is part of the Company's general account. Policy owners should refer to the prospectus and prospectus supplements for a complete description of the available Funds and the fixed account.


                                   VA B - 17

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note A - Organization - Continued

The assets of the Account are segregated from the Company's other assets. The operations of the Account are part of the Company.

Net premiums from the policies are allocated to the Sub-accounts and invested in the Funds in accordance with policy owner instructions. The premiums are recorded as principal transactions in the Statement of Changes in Net Assets.

Note B - Summary of Significant Accounting Policies and Basis of Presentation

The accompanying financial statements of the Account have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The accounting policies followed by the Account and the methods of applying those principles are presented below.

Use of estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of income and expenses during the year. Actual results could differ from those estimates.

Security valuation - The investment in shares of Funds are stated at the net asset value of the respective portfolios as determined by the Funds, which value their securities at fair value.

Security transactions and related investment income - Security transactions which represent purchases and sales of investments are accounted for on the trade date at fair value. Realized gains and losses from security transactions are determined on the basis of first-in first-out. Dividend income and distributions of capital gains are recorded on the ex-dividend date and reinvested upon receipt.

Policy loans - When a policy loan is made, the loan amount is transferred to the Company from the policy owner's selected investment Sub-account(s), and held as collateral. Interest on this collateral amount is credited to the policy. Loan repayments are invested in the policy owner's selected investment Sub-account(s), after they are first used to repay all loans taken from the declared fixed interest account option.

Federal income taxes - The Company is taxed as a life insurance company under the Internal Revenue Code and includes the Account in determining its federal income tax liability. As a result, the Account is not taxed as a "Regulated Investment Company" under subchapter M of the Internal Revenue Code. Under existing federal income tax law, the investment income and capital gains from sales of investments realized by the Account are not taxable. Therefore, no federal income tax provision has been made.

Accumulation unit - This is a measuring unit used to calculate the policy owner's interest. Such units are valued on each day that the New York Stock Exchange ("NYSE") is open for business to reflect investment performance and the prorated daily deduction for mortality and expense risk charges.

Note C - Policy Charges

Deductions from premium payments - The deductions from each premium payment are for state premium taxes and for other expenses associated with selling and distributing the policy. A summary of sales charges for each policy follows:

Policies                       Sales Charges
------------------------------ ------------------------------------------------------------
Variable Universal Life Policy 5% of each premium payment plus the state specific premium taxes.

Executive Advantage            The maximum charge is 9% of each premium payment.

Gemstone Life                  5% of each premium payment up to the target premium amount plus 2% of any premium paid in excess of the target premium amount for policy years 1-10. 3% of each premium payment up to the target premium amount plus 2% of any premium paid in excess of the target premium amount beginning in policy year
                               11. The maximum charge is 8% of each premium payment.


                                   VA B - 18

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note C - Policy Charges - Continued

Mortality and expense risk and administrative charges - Deductions for administrative expenses and mortality and expense risks assumed by the Company are assessed through the daily unit value calculation and paid to the Company from the daily net asset value of the Sub-accounts. A summary of the charges by policy follows:

                                                                                     Mortality and Expense Risk
                               Mortality and Expense Risk Mortality and Expense Risk     and Administrative
                                   and Administrative         and Administrative       Charges Minimum Annual
                                 Charges Current Annual     Charges Maximum Annual   Rate in Policy Year 11 and
Policies                                  Rate                       Rate                     Greater
------------------------------ -------------------------- -------------------------- --------------------------
Variable Universal Life Policy            0.90%                      0.90%                      0.50%
Executive Advantage                       0.75%                      1.00%                       N/A
Gemstone Life                             0.75%                      0.90%                      0.35%

Monthly administrative and expense charges - Monthly administrative charges are paid to the Company for the administrative services provided under the current policies. The Company may charge a maximum fee of $15 for the monthly administrative charge. The Company may deduct an additional monthly expense charge for expenses associated with acquisition, administrative and underwriting of your policy. The monthly expense charge is applied against each $1,000 of base coverage. This charge varies according to the ages, gender and the premium classes of both of the contingent insurers, as well as the amount of coverage.

There may be an additional monthly administrative charge during the first policy year and the 12 months after an increase in face amount per insured. This charge will not exceed $25 a month per insured. The monthly administrative and expense charges are paid by redemption of units outstanding. Monthly administrative and expense charges are included with cost of insurance in the Statement of Changes in Net Assets under principal transactions. For Executive Advantage policies, the monthly administrative charges are included with administrative charges in the Statement of Changes in Net Assets under principal transactions.

Cost of insurance charge - Since determination of both the insurance rate and the Company's net amount at risk depends upon several factors, the cost of insurance deduction may vary from month to month. Policy accumulation value, specified amount of insurance and certain characteristics of the insured person are among the variables included in the calculation for the monthly cost of insurance deduction. The cost of insurance charges are paid by redemption of units outstanding. Cost of insurance charges are included in the Statement of Changes in Net Assets under principal transactions.

Optional rider charges - Monthly charges are deducted if the policy owner selects additional benefit riders. The charges for any rider selected will vary by policy within a range based on either the personal characteristics of the insured person or the specific coverage chosen under the rider. The rider charges are paid by redemption of units outstanding. Optional rider charges are included with cost of insurance in the Statement of Changes in Net Assets under principal transactions.

Transfer charges - A transfer charge of $25 may be assessed for each transfer in excess of twelve each policy year. Transfer requests are subject to the Company's published rules concerning market timing. A policy owner who violates these rules will for a period of time (typically six months), have certain restrictions placed on transfers. The transfer charges are paid by redemption of units outstanding. Transfer charges are included with net premiums and transfers from (to) other Sub-accounts or fixed rate option in the Statement of Changes in Net Assets under principal transactions.


                                   VA B - 19

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note C - Policy Charges - Continued

Surrender charge - A surrender charge may be applicable to certain withdrawal amounts and is payable to the Company. The amount of the surrender charge is based on a table of charges and the premiums paid under the policy or the face amount of the policy (including increases and decreases in the face amount of the policy). Any partial surrender, the Company may charge a maximum transaction fee per policy equal to the lesser of 2% of the amount withdrawn or $25. The surrender and partial withdrawal charges are paid by redemption of units outstanding. Surrender and partial withdrawal charges are included with withdrawals in the Statement of Changes in Net Assets under principal transaction.

Policy loan - A loan may be requested against the policy while the policy has a net cash surrender value. The daily interest charge on the loan is paid to the Company for the expenses of administering and providing policy loans. The interest charge is collected through any loan repayment from the policyholder.


                                   VA B - 20

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note D - Security Purchases and Sales

For the year ended December 31, 2005, the aggregate cost of purchases and proceeds from the sales of investments were:

                                                            Cost of   Proceeds
Sub-accounts                                               Purchases from Sales
---------------------------------------------------------- --------- ----------
AIM V.I. Capital Appreciation Fund - Series I              $ 19,880   $ 22,583
AIM V.I. International Growth Fund - Series I                 6,200     11,618
AllianceBernstein Global Bond Portfolio - Class A               528     12,694
AllianceBernstein Global Technology Portfolio - Class A      37,467     33,093
AllianceBernstein Growth and Income Portfolio - Class A      86,597    105,542
AllianceBernstein Growth Portfolio - Class A                 91,486    162,789
AllianceBernstein Large Cap Growth Portfolio - Class A       43,418     41,109
AllianceBernstein Real Estate Investment Portfolio -
  Class A                                                     6,749        867
AllianceBernstein Small Cap Growth Portfolio - Class A       11,988     17,234
AllianceBernstein Total Return Portfolio - Class A            4,998     14,887
AllianceBernstein Utility Income Portfolio - Class A             82         75
American Century VP Capital Appreciation Fund - Class I         227        885
American Century VP Income & Growth Fund - Class I              832      1,786
Anchor Series Trust Capital Appreciation Portfolio -
  Class 1                                                     4,699      1,988
Anchor Series Trust Growth Portfolio - Class 1                4,719      1,878
Anchor Series Trust Natural Resources Portfolio - Class 1     1,755        674
Dreyfus Stock Index Fund, Inc. - Initial shares             222,648    237,738
Dreyfus VIF Small Company Stock Portfolio - Initial shares   18,650     32,679
Fidelity VIP Asset Manager Portfolio - Initial Class         59,957     60,997
Fidelity VIP Contrafund Portfolio - Initial Class            52,732    259,373
Fidelity VIP Growth Portfolio - Initial Class               100,841    234,599
Fidelity VIP High Income Portfolio - Initial Class           48,366     32,264
Fidelity VIP Investment Grade Bond Portfolio - Initial
  Class                                                      21,216      4,759
Fidelity VIP Money Market Portfolio - Initial Class          48,599    103,265
Fidelity VIP Overseas Portfolio - Initial Class              16,419     31,807
Franklin Templeton - Templeton Foreign Securities Fund -
  Class 2                                                    15,569    134,310
Franklin Templeton - Templeton Global Asset Allocation
  Fund - Class 1                                              1,172        654
JPMorgan Bond Portfolio                                         115        211
JPMorgan Mid Cap Value Portfolio                             17,317    109,727
JPMorgan U.S. Large Cap Core Equity Portfolio                   402        334
Mercury Value Opportunities V.I. Fund - Class I              74,180     52,126
Neuberger Berman AMT Limited Maturity Bond Portfolio -
  Class I                                                     1,759        694
Neuberger Berman AMT Partners Portfolio - Class I               229        228
Oppenheimer Global Securities Fund/VA - Non-Service Shares   38,356     27,160
Oppenheimer Main Street Fund/VA - Non-Service Shares          1,169      3,577
PIMCO VIT High Yield Portfolio - Administrative Class        15,097     23,171
PIMCO VIT Long-Term U.S. Government Portfolio -
  Administrative Class                                       51,128     83,085
SunAmerica - Aggressive Growth Portfolio - Class 1               40         --
SunAmerica - SunAmerica Balanced Portfolio - Class 1          1,027        480
SunAmerica Alliance Growth Portfolio                          1,331      5,667
SunAmerica Global Bond Portfolio                              3,167      1,218
SunAmerica Growth-Income Portfolio                            3,430      8,329
SunAmerica MFS Mid-Cap Growth Portfolio                       2,542      1,036
UIF Money Market Portfolio - Class I                          6,462     25,355
Van Eck Worldwide Emerging Markets Fund                       6,275      3,449
Van Eck Worldwide Hard Assets Fund                           17,578      5,584


                                   VA B - 21

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note E - Investments

The following is a summary of fund shares owned as of December 31, 2005.

                                                                                         Net Asset
                                                                                         Value Per Value of Shares   Cost of
Sub-accounts                                                                     Shares    Share    at Fair Value  Shares Held
-------------------------------------------------------------------------------  ------- --------- --------------- -----------
AIM V.I. Capital Appreciation Fund - Series I                                      4,693  $24.68     $  115,824    $   99,071
AIM V.I. International Growth Fund - Series I                                      5,053   23.17        117,075        83,532
AllianceBernstein Global Bond Portfolio - Class A                                    191   11.32          2,165         2,357
AllianceBernstein Global Technology Portfolio - Class A                           17,562   15.86        278,527       287,055
AllianceBernstein Growth and Income Portfolio - Class A                           37,267   24.88        927,199       799,469
AllianceBernstein Growth Portfolio - Class A                                      44,719   20.49        916,289       819,828
AllianceBernstein Large Cap Growth Portfolio - Class A                            10,774   26.99        290,777       248,232
AllianceBernstein Real Estate Investment Portfolio - Class A                         431   19.98          8,606         7,858
AllianceBernstein Small Cap Growth Portfolio - Class A                            14,073   12.26        172,533       142,561
AllianceBernstein Total Return Portfolio - Class A                                 2,757   19.18         52,888        48,106
AllianceBernstein Utility Income Portfolio - Class A                                  13   20.64            274           243
American Century VP Capital Appreciation Fund - Class I                              240    9.35          2,243         1,705
American Century VP Income & Growth Fund - Class I                                 2,601    7.51         19,536        16,275
Anchor Series Trust Capital Appreciation Portfolio - Class 1                         208   36.79          7,645         6,744
Anchor Series Trust Growth Portfolio - Class 1                                       191   28.19          5,394         5,324
Anchor Series Trust Natural Resources Portfolio - Class 1                             91   43.73          3,960         2,918
Dreyfus Stock Index Fund, Inc. - Initial shares                                   40,892   31.82      1,301,180     1,217,807
Dreyfus VIF Small Company Stock Portfolio - Initial shares                         3,184   21.77         69,321        60,096
Fidelity VIP Asset Manager Portfolio - Initial Class                              31,605   15.04        475,332       472,773
Fidelity VIP Contrafund Portfolio - Initial Class                                 84,452   31.03      2,620,547     1,845,613
Fidelity VIP Growth Portfolio - Initial Class                                     37,349   33.70      1,258,646     1,337,729
Fidelity VIP High Income Portfolio - Initial Class                                32,621    6.17        201,274       223,406
Fidelity VIP Investment Grade Bond Portfolio - Initial Class                       9,476   12.76        120,919       121,149
Fidelity VIP Money Market Portfolio - Initial Class                              183,351    1.00        183,351       183,351
Fidelity VIP Overseas Portfolio - Initial Class                                    7,235   20.61        149,104       121,971
Franklin Templeton - Templeton Foreign Securities Fund - Class 2                  87,215   15.62      1,362,291       995,677
Franklin Templeton - Templeton Global Asset Allocation Fund - Class 1                282   21.06          5,947         5,144
JPMorgan Bond Portfolio                                                               41   11.87            487           498
JPMorgan Mid Cap Value Portfolio                                                  38,770   27.84      1,079,343       793,437
JPMorgan U.S. Large Cap Core Equity Portfolio                                         66   13.60            894           841
Mercury Value Opportunities V.I. Fund - Class I                                   21,477   24.93        535,423       514,319
Neuberger Berman AMT Limited Maturity Bond Portfolio - Class I                       426   12.64          5,384         5,565
Neuberger Berman AMT Partners Portfolio - Class I                                     33   21.41            716           561
Oppenheimer Global Securities Fund/VA - Non-Service Shares                         1,972   33.38         65,837        54,191
Oppenheimer Main Street Fund/VA - Non-Service Shares                               1,317   21.79         28,690        24,563
PIMCO VIT High Yield Portfolio - Administrative Class                             27,358    8.19        224,063       218,695
PIMCO VIT Long-Term U.S. Government Portfolio - Administrative Class              72,328   11.00        795,613       804,206
SunAmerica - Aggressive Growth Portfolio - Class 1                                    65   11.08            721           586
SunAmerica - SunAmerica Balanced Portfolio - Class 1                                 381   13.90          5,293         5,125
SunAmerica Alliance Growth Portfolio                                                 496   21.92         10,872         8,977
SunAmerica Global Bond Portfolio                                                     337   11.68          3,935         3,973
SunAmerica Growth-Income Portfolio                                                   983   25.46         25,038        21,205
SunAmerica MFS Mid-Cap Growth Portfolio                                              919    9.36          8,597         6,838
UIF Money Market Portfolio - Class I                                             244,245    1.00        244,245       244,245
Van Eck Worldwide Emerging Markets Fund                                            4,622   19.91         92,016        44,851
Van Eck Worldwide Hard Assets Fund                                                 3,837   27.74        106,433        52,499


                                   VA B - 22

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units

Summary of Changes in Units for the year ended December 31, 2005

                                                                          Accumulation  Accumulation  Net Increase
Sub-accounts                                                              Units Issued Units Redeemed  (Decrease)
-----------------------------------------------------------------------   ------------ -------------- ------------
1   AIM V.I. Capital Appreciation Fund - Series I                            1,619         (1,605)           14
3   AIM V.I. Capital Appreciation Fund - Series I                              501           (658)         (157)
1   AIM V.I. International Growth Fund - Series I                              705         (1,028)         (323)
3   AIM V.I. International Growth Fund - Series I                               46           (111)          (65)
1   AllianceBernstein Global Bond Portfolio - Class A                           39           (909)         (870)
1   AllianceBernstein Global Technology Portfolio - Class A                  3,780         (3,329)          451
3   AllianceBernstein Global Technology Portfolio - Class A                     77            (44)           33
1   AllianceBernstein Growth and Income Portfolio - Class A                  3,809         (4,713)         (904)
1   AllianceBernstein Growth Portfolio - Class A                             6,666        (10,047)       (3,381)
1   AllianceBernstein Large Cap Growth Portfolio - Class A                   3,716         (3,313)          403
3   AllianceBernstein Large Cap Growth Portfolio - Class A                     123           (195)          (72)
3   AllianceBernstein Real Estate Investment Portfolio - Class A               279            (39)          240
1   AllianceBernstein Small Cap Growth Portfolio - Class A                   1,266         (1,585)         (319)
1   AllianceBernstein Total Return Portfolio - Class A                         581         (1,480)         (899)
3   AllianceBernstein Utility Income Portfolio - Class A                        10             (9)            1
3   American Century VP Capital Appreciation Fund - Class I                     23           (100)          (77)
3   American Century VP Income & Growth Fund - Class I                          41           (154)         (113)
3   Anchor Series Trust Capital Appreciation Portfolio - Class 1               328            (50)          278
3   Anchor Series Trust Growth Portfolio - Class 1                             250             --           250
3   Anchor Series Trust Natural Resources Portfolio - Class 1                   55             (9)           46
1   Dreyfus Stock Index Fund, Inc. - Initial shares                          7,983        (10,386)       (2,403)
3   Dreyfus Stock Index Fund, Inc. - Initial shares                          3,702         (1,322)        2,380
1   Dreyfus VIF Small Company Stock Portfolio - Initial shares                 818         (2,303)       (1,485)
3   Dreyfus VIF Small Company Stock Portfolio - Initial shares                 512           (188)          324
1   Fidelity VIP Asset Manager Portfolio - Initial Class                     3,536         (4,152)         (616)
3   Fidelity VIP Asset Manager Portfolio - Initial Class                       173            (98)           75
1   Fidelity VIP Contrafund Portfolio - Initial Class                        2,572         (2,951)         (379)
2   Fidelity VIP Contrafund Portfolio - Initial Class                           --        (13,833)      (13,833)
3   Fidelity VIP Contrafund Portfolio - Initial Class                        1,055           (403)          652
1   Fidelity VIP Growth Portfolio - Initial Class                            9,301        (16,861)       (7,560)
3   Fidelity VIP Growth Portfolio - Initial Class                              318           (587)         (269)
1   Fidelity VIP High Income Portfolio - Initial Class                       1,911         (3,124)       (1,213)
3   Fidelity VIP High Income Portfolio - Initial Class                         337            (89)          248
1   Fidelity VIP Investment Grade Bond Portfolio - Initial Class             1,362           (674)          688
3   Fidelity VIP Investment Grade Bond Portfolio - Initial Class                --            (43)          (43)
1   Fidelity VIP Money Market Portfolio - Initial Class                      2,788         (6,810)       (4,022)
3   Fidelity VIP Money Market Portfolio - Initial Class                        217           (759)         (542)
1   Fidelity VIP Overseas Portfolio - Initial Class                          1,210         (2,170)         (960)
2   Franklin Templeton - Templeton Foreign Securities Fund - Class 2            --         (9,237)       (9,237)
3   Franklin Templeton - Templeton Global Asset Allocation Fund - Class 1       94            (68)           26
3   JPMorgan Bond Portfolio                                                     12            (22)          (10)
2   JPMorgan Mid Cap Value Portfolio                                            --         (7,376)       (7,376)
3   JPMorgan U.S. Large Cap Core Equity Portfolio                               55            (48)            7
2   Mercury Value Opportunities V.I. Fund - Class I                             --         (3,695)       (3,695)
3   Neuberger Berman AMT Limited Maturity Bond Portfolio - Class I             170            (84)           86
3   Neuberger Berman AMT Partners Portfolio - Class I                           28            (28)           --
3   Oppenheimer Global Securities Fund/VA - Non-Service Shares               1,117           (207)          910
3   Oppenheimer Main Street Fund/VA - Non-Service Shares                        75           (328)         (253)
2   PIMCO VIT High Yield Portfolio - Administrative Class                       --         (1,852)       (1,852)
2   PIMCO VIT Long-Term U.S. Government Portfolio - Administrative Class        --         (6,954)       (6,954)
3   SunAmerica - Aggressive Growth Portfolio - Class 1                          16            (11)            5
3   SunAmerica - SunAmerica Balanced Portfolio - Class 1                       134            (85)           49


                                   VA B - 23

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31, 2005

                                                                                     Accumulation  Accumulation  Net Increase
Sub-accounts                                                                         Units Issued Units Redeemed  (Decrease)
---------------------------------------------------------------------------------    ------------ -------------- ------------
3   SunAmerica Alliance Growth Portfolio                                                 178            (666)         (488)
3   SunAmerica Global Bond Portfolio                                                     162              (4)          158
3   SunAmerica Growth-Income Portfolio                                                   436            (932)         (496)
3   SunAmerica MFS Mid-Cap Growth Portfolio                                              483            (228)          255
2   UIF Money Market Portfolio - Class I                                                  --          (2,256)       (2,256)
1   Van Eck Worldwide Emerging Markets Fund                                              659            (422)          237
1   Van Eck Worldwide Hard Assets Fund                                                   975            (263)          712

Footnotes
1  Variable Universal Life Policy product.
2  Executive Advantage product.
3  Gemstone Life product.


                                   VA B - 24

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31, 2004.

                                                                                     Accumulation  Accumulation  Net Increase
Sub-accounts                                                                         Units Issued Units Redeemed  (Decrease)
---------------------------------------------------------------------------------    ------------ -------------- ------------
1   AIM V.I. Capital Appreciation Fund - Series I                                        2,288        (1,028)        1,260
3   AIM V.I. Capital Appreciation Fund - Series I                                          324          (296)           28
1   AIM V.I. International Growth Fund - Series I                                          879        (2,233)       (1,354)
3   AIM V.I. International Growth Fund - Series I                                           94           (42)           52
1   AllianceBernstein Global Bond Portfolio - Class A                                       36           (47)          (11)
1   AllianceBernstein Growth and Income Portfolio - Class A                              3,699        (2,836)          863
1   AllianceBernstein Growth Portfolio - Class A                                         7,449        (4,809)        2,640
1   AllianceBernstein Premier Growth Portfolio - Class A                                 3,719        (5,043)       (1,324)
3   AllianceBernstein Premier Growth Portfolio - Class A                                   165          (198)          (33)
3   AllianceBernstein Real Estate Investment Portfolio - Class A                             1           (18)          (17)
1   AllianceBernstein Small Cap Growth Portfolio - Class A                               1,758          (938)          820
1   AllianceBernstein Technology Portfolio - Class A                                     3,522        (4,373)         (851)
3   AllianceBernstein Technology Portfolio - Class A                                        81           (45)           36
1   AllianceBernstein Total Return Portfolio - Class A                                     645        (1,362)         (717)
3   AllianceBernstein Utility Income Portfolio - Class A                                    24            (2)           22
3   American Century VP Capital Appreciation Fund - Class I                                 67           (41)           26
3   American Century VP Income & Growth Fund - Class I                                      67          (158)          (91)
3   Anchor Series Trust Capital Appreciation Portfolio - Class 1                           173          (459)         (286)
3   Anchor Series Trust Growth Portfolio - Class 1                                         111          (376)         (265)
3   Anchor Series Trust Natural Resources Portfolio - Class 1                               32          (105)          (73)
1   Dreyfus Stock Index Fund, Inc. - Initial shares                                      8,583        (7,494)        1,089
3   Dreyfus Stock Index Fund, Inc. - Initial shares                                      7,302        (4,061)        3,241
1   Dreyfus VIF Small Company Stock Portfolio - Initial shares                           1,241        (2,226)         (985)
3   Dreyfus VIF Small Company Stock Portfolio - Initial shares                              39          (149)         (110)
1   Fidelity VIP Asset Manager Portfolio - Initial Class                                 3,819        (4,968)       (1,149)
3   Fidelity VIP Asset Manager Portfolio - Initial Class                                   358           (92)          266
1   Fidelity VIP Contrafund Portfolio - Initial Class                                    4,425        (4,031)          394
2   Fidelity VIP Contrafund Portfolio - Initial Class                                   20,225       (15,937)        4,288
3   Fidelity VIP Contrafund Portfolio - Initial Class                                      403          (340)           63
1   Fidelity VIP Growth Portfolio - Initial Class                                       10,805       (14,175)       (3,370)
3   Fidelity VIP Growth Portfolio - Initial Class                                          108          (283)         (175)
1   Fidelity VIP High Income Portfolio - Initial Class                                   2,000        (2,107)         (107)
3   Fidelity VIP High Income Portfolio - Initial Class                                      --           (59)          (59)
1   Fidelity VIP Investment Grade Bond Portfolio - Initial Class                           910          (770)          140
3   Fidelity VIP Investment Grade Bond Portfolio - Initial Class                            --           (57)          (57)
1   Fidelity VIP Money Market Portfolio - Initial Class                                  4,194        (6,502)       (2,308)
3   Fidelity VIP Money Market Portfolio - Initial Class                                    410          (243)          167
1   Fidelity VIP Overseas Portfolio - Initial Class                                      1,543        (1,183)          360
2   Franklin Templeton - Templeton Foreign Securities Fund - Class 2                    13,478       (10,642)        2,836
3   Franklin Templeton - Templeton Global Asset Allocation Fund - Class 1                  213           (69)          144
3   JPMorgan Bond Portfolio                                                                 20           (25)           (5)
2   JPMorgan Mid Cap Value Portfolio                                                    10,406        (8,510)        1,896
3   JPMorgan U.S. Large Cap Core Equity Portfolio                                           58           (50)            8
2   Merrill Lynch Value Opportunities V.I. Fund - Class I                                5,406        (4,257)        1,149
3   Neuberger Berman AMT Limited Maturity Bond Portfolio - Class I                         333           (79)          254
3   Neuberger Berman AMT Partners Portfolio - Class I                                       33           (29)            4
3   Oppenheimer Global Securities Fund/VA - Non-Service Shares                           2,352        (1,484)          868
3   Oppenheimer Main Street Fund/VA - Non-Service Shares                                   110          (282)         (172)
2   PIMCO VIT High Yield Portfolio - Administrative Class                                2,818        (2,129)          689
2   PIMCO VIT Long-Term U.S. Government Portfolio - Administrative Class                10,858        (7,988)        2,870
3   SunAmerica - Aggressive Growth Portfolio - Class 1                                      17           (14)            3
3   SunAmerica - SunAmerica Balanced Portfolio - Class 1                                   277           (81)          196
3   SunAmerica Alliance Growth Portfolio                                                   296          (216)           80


                                   VA B - 25

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31, 2004.

                                                                                     Accumulation  Accumulation  Net Increase
Sub-accounts                                                                         Units Issued Units Redeemed  (Decrease)
---------------------------------------------------------------------------------    ------------ -------------- ------------
3   SunAmerica Global Bond Portfolio                                                      75            (234)         (159)
3   SunAmerica Growth-Income Portfolio                                                   601            (451)          150
3   SunAmerica MFS Mid-Cap Growth Portfolio                                               95            (242)         (147)
2   UIF Money Market Portfolio - Class I                                                 171         (72,679)      (72,508)
1   Van Eck Worldwide Emerging Markets Fund                                              750          (2,456)       (1,706)
1   Van Eck Worldwide Hard Assets Fund                                                   304            (444)         (140)

Footnotes
1  Variable Universal Life Policy product.
2  Executive Advantage product.
3  Gemstone Life product.


                                   VA B - 26

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the years ended December 31, 2005, 2004, 2003, 2002 and 2001, are as follows:

                                                                                                Investment
                                                                              Unit                Income    Expense    Total
Sub-accounts                                                           Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
------------------------------------------------------------------    ------- ------ ---------- ---------- --------- ----------
2005
1   AIM V.I. Capital Appreciation Fund - Series I                       8,447 $12.00 $  101,402    0.06%     0.90%      7.86%
3   AIM V.I. Capital Appreciation Fund - Series I                       1,470   9.81     14,422    0.06%     0.75%      8.02%
1   AIM V.I. International Growth Fund - Series I                       7,590  15.09    114,521    0.65%     0.90%     16.87%
3   AIM V.I. International Growth Fund - Series I                         192  13.30      2,554    0.65%     0.75%     17.05%
1   AllianceBernstein Global Bond Portfolio - Class A                     163  13.30      2,165    2.12%     0.90%     -8.48%
1   AllianceBernstein Global Technology Portfolio - Class A *          17,499  15.79    276,317    0.00%     0.90%      2.94%
3   AllianceBernstein Global Technology Portfolio - Class A *             294   7.53      2,210    0.00%     0.75%      3.09%
1   AllianceBernstein Growth and Income Portfolio - Class A            33,451  27.72    927,198    1.44%     0.90%      3.93%
1   AllianceBernstein Growth Portfolio - Class A                       42,723  21.45    916,288    0.00%     0.90%     10.97%
1   AllianceBernstein Large Cap Growth Portfolio - Class A *           19,870  13.86    275,478    0.00%     0.90%     14.12%
3   AllianceBernstein Large Cap Growth Portfolio - Class A *            1,674   9.14     15,299    0.00%     0.75%     14.29%
3   AllianceBernstein Real Estate Investment Portfolio - Class A          368  23.38      8,607    1.46%     0.75%     10.84%
1   AllianceBernstein Small Cap Growth Portfolio - Class A             13,628  12.66    172,533    0.00%     0.90%      4.30%
1   AllianceBernstein Total Return Portfolio - Class A                  4,297  12.31     52,889    2.83%     0.90%      2.98%
3   AllianceBernstein Utility Income Portfolio - Class A                   27  10.35        274    1.91%     0.75%     15.19%
3   American Century VP Capital Appreciation Fund - Class I               211  10.65      2,243    0.00%     0.75%     21.15%
3   American Century VP Income & Growth Fund - Class I                  1,765  11.07     19,536    1.97%     0.75%      3.85%
3   Anchor Series Trust Capital Appreciation Portfolio - Class 1          710  10.76      7,645    0.35%     0.75%     10.81%
3   Anchor Series Trust Growth Portfolio - Class 1                        491  10.98      5,394    1.16%     0.75%      6.33%
3   Anchor Series Trust Natural Resources Portfolio - Class 1             155  25.53      3,961    0.57%     0.75%     45.03%
1   Dreyfus Stock Index Fund, Inc. - Initial shares                    54,820  20.89  1,145,127    1.57%     0.90%      3.76%
3   Dreyfus Stock Index Fund, Inc. - Initial shares                    15,202  10.27    156,052    1.74%     0.75%      3.91%
1   Dreyfus VIF Small Company Stock Portfolio - Initial shares          3,828  14.71     56,315    0.00%     0.90%      0.00%
3   Dreyfus VIF Small Company Stock Portfolio - Initial shares            994  13.09     13,005    0.00%     0.75%      0.15%
1   Fidelity VIP Asset Manager Portfolio - Initial Class               26,422  17.77    469,543    2.62%     0.90%      3.11%
3   Fidelity VIP Asset Manager Portfolio - Initial Class                  517  11.20      5,789    2.62%     0.75%      3.27%
1   Fidelity VIP Contrafund Portfolio - Initial Class                  18,294  19.48    356,306    0.27%     0.90%     15.89%
2   Fidelity VIP Contrafund Portfolio - Initial Class                 141,010  15.72  2,217,083    0.29%     0.75%     16.07%
3   Fidelity VIP Contrafund Portfolio - Initial Class                   3,224  14.63     47,158    0.27%     0.75%     16.07%
1   Fidelity VIP Growth Portfolio - Initial Class                      69,924  17.83  1,246,875    0.50%     0.90%      4.85%
3   Fidelity VIP Growth Portfolio - Initial Class                       1,348   8.73     11,771    0.50%     0.75%      5.01%
1   Fidelity VIP High Income Portfolio - Initial Class                 14,749  12.94    190,866   14.68%     0.90%      1.78%
3   Fidelity VIP High Income Portfolio - Initial Class                    812  12.81     10,408   14.68%     0.75%      1.94%
1   Fidelity VIP Investment Grade Bond Portfolio - Initial Class        6,966  16.71    116,417    3.62%     0.90%      1.28%
3   Fidelity VIP Investment Grade Bond Portfolio - Initial Class          358  12.59      4,502    3.62%     0.75%      1.43%
1   Fidelity VIP Money Market Portfolio - Initial Class                13,051  13.42    175,169    2.57%     0.90%      2.11%
3   Fidelity VIP Money Market Portfolio - Initial Class                   775  10.56      8,182    2.57%     0.75%      2.26%
1   Fidelity VIP Overseas Portfolio - Initial Class                     8,021  18.59    149,104    0.65%     0.90%     17.98%
2   Franklin Templeton - Templeton Foreign Securities Fund - Class 2   94,139  14.47  1,362,291    1.14%     0.75%      9.35%
3   Franklin Templeton - Templeton Global Asset Allocation Fund -
      Class 1                                                             437  13.61      5,946    3.72%     0.75%      3.08%
3   JPMorgan Bond Portfolio                                                40  12.19        487    2.52%     0.75%      2.04%
2   JPMorgan Mid Cap Value Portfolio                                   74,952  14.40  1,079,343    0.19%     0.75%      8.40%
3   JPMorgan U.S. Large Cap Core Equity Portfolio                          95   9.46        894    1.34%     0.75%      0.60%
2   Mercury Value Opportunities V.I. Fund - Class I *                  37,670  14.21    535,423    0.26%     0.75%      9.56%


                                   VA B - 27

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the years ended December 31, 2005, 2004, 2003, 2002 and 2001, are as follows:

                                                                                Investment
                                                              Unit                Income    Expense    Total
Sub-accounts                                           Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
----------------------------------------------------   ------ ------ ---------- ---------- --------- ----------
2005 - continued
3   Neuberger Berman AMT Limited Maturity Bond
      Portfolio - Class I                                 484 $11.12 $    5,384    3.17%     0.75%      0.69%
3   Neuberger Berman AMT Partners Portfolio - Class I      53  13.48        716    0.97%     0.75%     17.17%
3   Oppenheimer Global Securities Fund/VA -
      Non-Service Shares                                4,712  13.97     65,837    1.08%     0.75%     13.46%
3   Oppenheimer Main Street Fund/VA - Non-Service
      Shares                                            2,662  10.78     28,690    1.32%     0.75%      5.19%
2   PIMCO VIT High Yield Portfolio - Administrative
      Class                                            18,945  11.83    224,063    6.53%     0.75%      3.34%
2   PIMCO VIT Long-Term U.S. Government Portfolio -
      Administrative Class                             71,321  11.16    795,613    3.59%     0.75%      3.96%
3   SunAmerica - Aggressive Growth Portfolio - Class 1     76   9.51        721    0.00%     0.75%      7.93%
3   SunAmerica - SunAmerica Balanced Portfolio -
      Class 1                                             556   9.53      5,293    2.66%     0.75%      1.14%
3   SunAmerica Alliance Growth Portfolio                1,120   9.71     10,872    0.33%     0.75%     15.76%
3   SunAmerica Global Bond Portfolio                      333  11.80      3,935    4.18%     0.75%      3.81%
3   SunAmerica Growth-Income Portfolio                  2,434  10.29     25,037    0.51%     0.75%      6.40%
3   SunAmerica MFS Mid-Cap Growth Portfolio             1,298   6.62      8,596    0.00%     0.75%      2.42%
2   UIF Money Market Portfolio - Class I               23,281  10.51    244,633    2.62%     0.75%      1.90%
1   Van Eck Worldwide Emerging Markets Fund             5,679  16.20     92,017    0.72%     0.90%     30.82%
1   Van Eck Worldwide Hard Assets Fund                  4,565  23.32    106,433    0.30%     0.90%     50.32%

2004
1   AIM V.I. Capital Appreciation Fund - Series I       8,433  11.13     93,850    0.00%     0.90%      5.67%
3   AIM V.I. Capital Appreciation Fund - Series I       1,627   9.08     14,775    0.00%     0.75%      5.83%
1   AIM V.I. International Growth Fund - Series I       7,913  12.91    102,164    0.60%     0.90%     22.89%
3   AIM V.I. International Growth Fund - Series I         257  11.36      2,919    0.60%     0.75%     23.08%
1   AllianceBernstein Global Bond Portfolio - Class A   1,033  14.53     15,013    5.48%     0.90%      8.65%
1   AllianceBernstein Growth and Income Portfolio -
      Class A                                          34,355  26.67    916,250    0.87%     0.90%     10.46%
1   AllianceBernstein Growth Portfolio - Class A       46,104  19.33    891,073    0.00%     0.90%     13.71%
1   AllianceBernstein Premier Growth Portfolio -
      Class A                                          19,467  12.15    236,499    0.00%     0.90%      7.65%
3   AllianceBernstein Premier Growth Portfolio -
      Class A                                           1,746   8.00     13,963    0.00%     0.75%      7.81%
3   AllianceBernstein Real Estate Investment
      Portfolio - Class A                                 128  21.09      2,702    2.24%     0.75%     34.61%
1   AllianceBernstein Small Cap Growth Portfolio -
      Class A *                                        13,947  12.14    169,302    0.00%     0.90%     13.53%
1   AllianceBernstein Technology Portfolio - Class A   17,048  15.34    261,510    0.00%     0.90%      4.51%
3   AllianceBernstein Technology Portfolio - Class A      261   7.30      1,908    0.00%     0.75%      4.67%
1   AllianceBernstein Total Return Portfolio - Class A  5,196  11.95     62,098    2.32%     0.90%      8.10%
3   AllianceBernstein Utility Income Portfolio -
      Class A                                              26   8.98        236    0.56%     0.75%     23.40%
3   American Century VP Capital Appreciation Fund -
      Class I                                             288   8.79      2,530    0.00%     0.75%      6.78%
3   American Century VP Income & Growth Fund - Class I  1,878  10.66     20,013    1.38%     0.75%     12.15%
3   Anchor Series Trust Capital Appreciation
      Portfolio - Class 1                                 432   9.71      4,195    0.00%     0.75%      8.30%
3   Anchor Series Trust Growth Portfolio - Class 1        241  10.33      2,490    0.36%     0.75%     10.03%
3   Anchor Series Trust Natural Resources Portfolio -
      Class 1                                             109  17.60      1,922    0.47%     0.75%     24.11%
1   Dreyfus Stock Index Fund, Inc. - Initial shares    57,223  20.13  1,152,047    1.79%     0.90%      9.65%
3   Dreyfus Stock Index Fund, Inc. - Initial shares    12,822   9.88    126,672    2.01%     0.75%      9.81%
1   Dreyfus VIF Small Company Stock Portfolio -
      Initial shares                                    5,313  14.71     78,155    0.00%     0.90%     17.46%
3   Dreyfus VIF Small Company Stock Portfolio -
      Initial shares                                      670  13.07      8,755    0.00%     0.75%     17.63%
1   Fidelity VIP Asset Manager Portfolio - Initial
      Class                                            27,038  17.23    465,963    2.66%     0.90%      4.52%
3   Fidelity VIP Asset Manager Portfolio - Initial
      Class                                               442  10.84      4,790    2.66%     0.75%      4.68%
1   Fidelity VIP Contrafund Portfolio - Initial Class  18,673  16.81    313,817    0.35%     0.90%     14.44%


                                   VA B - 28

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the years ended December 31, 2005, 2004, 2003, 2002 and 2001, are as follows:

                                                                                 Investment
                                                               Unit                Income    Expense    Total
Sub-accounts                                            Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
----------------------------------------------------   ------- ------ ---------- ---------- --------- ----------
2004 - continued
2   Fidelity VIP Contrafund Portfolio - Initial Class  154,843 $13.55 $2,097,585    0.31%     0.75%     14.61%
3   Fidelity VIP Contrafund Portfolio - Initial Class    2,572  12.60     32,412    0.35%     0.75%     14.61%
1   Fidelity VIP Growth Portfolio - Initial Class       77,484  17.01  1,317,724    0.26%     0.90%      2.45%
3   Fidelity VIP Growth Portfolio - Initial Class        1,617   8.32     13,451    0.26%     0.75%      2.61%
1   Fidelity VIP High Income Portfolio - Initial Class  15,962  12.71    202,940    7.97%     0.90%      8.61%
3   Fidelity VIP High Income Portfolio - Initial Class     564  12.57      7,088    7.97%     0.75%      8.77%
1   Fidelity VIP Investment Grade Bond Portfolio -
      Initial Class                                      6,278  16.50    103,602    3.94%     0.90%      3.52%
3   Fidelity VIP Investment Grade Bond Portfolio -
      Initial Class                                        401  12.41      4,976    3.94%     0.75%      3.67%
1   Fidelity VIP Money Market Portfolio - Initial
      Class                                             17,073  13.14    224,411    1.15%     0.90%      0.30%
3   Fidelity VIP Money Market Portfolio - Initial
      Class                                              1,317  10.33     13,605    1.15%     0.75%      0.45%
1   Fidelity VIP Overseas Portfolio - Initial Class      8,981  15.76    141,496    1.08%     0.90%     12.62%
2   Franklin Templeton - Templeton Foreign Securities
      Fund - Class 2                                   103,376  13.23  1,368,071    0.97%     0.75%     17.64%
3   Franklin Templeton - Templeton Global Asset
      Allocation Fund - Class 1                            411  13.20      5,428    2.38%     0.75%     15.07%
3   JPMorgan Bond Portfolio                                 50  11.94        597    4.18%     0.75%      3.51%
2   JPMorgan Mid Cap Value Portfolio                    82,328  13.28  1,093,710    0.28%     0.75%     20.16%
3   JPMorgan U.S. Large Cap Core Equity Portfolio           88   9.40        825    0.72%     0.75%      8.67%
2   Merrill Lynch Value Opportunities V.I. Fund -
      Class I *                                         41,365  12.97    536,649    0.00%     0.75%     14.12%
3   Neuberger Berman AMT Limited Maturity Bond
      Portfolio - Class I                                  398  11.05      4,402    5.27%     0.75%      0.03%
3   Neuberger Berman AMT Partners Portfolio - Class I       53  11.51        606    0.01%     0.75%     18.09%
3   Oppenheimer Global Securities Fund/VA -
      Non-Service Shares                                 3,802  12.31     46,824    0.96%     0.75%     18.27%
3   Oppenheimer Main Street Fund/VA - Non-Service
      Shares                                             2,915  10.25     29,871    0.83%     0.75%      8.64%
2   PIMCO VIT High Yield Portfolio - Administrative
      Class                                             20,797  11.45    238,020    6.26%     0.75%      8.72%
2   PIMCO VIT Long-Term U.S. Government Portfolio -
      Administrative Class                              78,275  10.73    839,887    2.96%     0.75%      6.76%
3   SunAmerica - Aggressive Growth Portfolio - Class 1      71   8.81        622    0.00%     0.75%     15.91%
3   SunAmerica - SunAmerica Balanced Portfolio -
      Class 1                                              507   9.42      4,778    1.85%     0.75%      5.98%
3   SunAmerica Alliance Growth Portfolio                 1,608   8.39     13,487    0.32%     0.75%      7.14%
3   SunAmerica Global Bond Portfolio                       175  11.37      1,993    0.00%     0.75%      3.19%
3   SunAmerica Growth-Income Portfolio                   2,930   9.67     28,327    0.71%     0.75%     10.70%
3   SunAmerica MFS Mid-Cap Growth Portfolio              1,043   6.47      6,744    0.00%     0.75%     13.24%
2   UIF Money Market Portfolio - Class I                25,537  10.31    263,329    0.81%     0.75%      0.03%
1   Van Eck Worldwide Emerging Markets Fund              5,442  12.39     67,400    0.59%     0.90%     24.76%
1   Van Eck Worldwide Hard Assets Fund                   3,853  15.51     59,765    0.37%     0.90%     22.87%

2003
1   AIM V.I. Capital Appreciation Fund - Series I        7,173  10.53     75,545    0.00%     0.90%     28.36%
3   AIM V.I. Capital Appreciation Fund - Series I        1,599   8.58     13,722    0.00%     0.75%     28.55%
1   AIM V.I. International Growth Fund - Series I        9,267  10.51     97,361    0.56%     0.90%     27.91%
3   AIM V.I. International Growth Fund - Series I          205   9.23      1,897    0.56%     0.75%     28.10%
1   AllianceBernstein Global Bond Portfolio - Class A    1,044  13.38     13,970    1.26%     0.75%     12.25%
1   AllianceBernstein Growth and Income Portfolio -
      Class A                                           33,492  24.14    808,633    1.03%     0.90%     31.32%
1   AllianceBernstein Growth Portfolio - Class A        43,464  17.00    738,804    0.00%     0.90%     33.85%
1   AllianceBernstein Premier Growth Portfolio -
      Class A                                           20,791  11.29    234,646    0.00%     0.90%     22.56%
3   AllianceBernstein Premier Growth Portfolio -
      Class A                                            1,779   7.42     13,199    0.00%     0.75%     22.74%
3   AllianceBernstein Real Estate Investment
      Portfolio - Class A                                  145  15.67      2,272    2.70%     0.75%     38.26%


                                   VA B - 29

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the years ended December 31, 2005, 2004, 2003, 2002 and 2001, are as follows:

                                                                                 Investment
                                                               Unit                Income    Expense    Total
Sub-accounts                                            Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
----------------------------------------------------   ------- ------ ---------- ---------- --------- ----------
2003 - continued
1   AllianceBernstein Small Cap Growth Portfolio -
      Class A                                           13,127 $10.69 $  140,364    0.00%     0.90%     47.57%
1   AllianceBernstein Technology Portfolio - Class A    17,899  14.68    262,716    0.00%     0.90%     42.79%
3   AllianceBernstein Technology Portfolio - Class A       225   6.98      1,566    0.00%     0.75%     43.01%
1   AllianceBernstein Total Return Portfolio - Class A   5,913  11.06     65,373    2.58%     0.75%     17.99%
3   AllianceBernstein Utility Income Portfolio -
      Class A                                                4   7.28         30    4.68%     0.75%     18.99%
3   American Century VP Capital Appreciation Fund -
      Class I                                              262   8.23      2,157    0.00%     0.75%     19.57%
3   American Century VP Income & Growth Fund - Class I   1,969   9.50     18,711    1.30%     0.75%     28.39%
3   Anchor Series Trust Capital Appreciation
      Portfolio - Class 1                                  718   8.97      6,439    0.00%     0.75%     31.26%
3   Anchor Series Trust Growth Portfolio - Class 1         506   9.39      4,752    0.54%     0.75%     28.95%
3   Anchor Series Trust Natural Resources Portfolio -
      Class 1                                              182  14.18      2,585    0.66%     0.75%     46.61%
1   Dreyfus Stock Index Fund, Inc. - Initial shares     56,134  18.36  1,030,662    1.46%     0.90%     27.21%
3   Dreyfus Stock Index Fund, Inc. - Initial shares      9,581   9.00     86,190    1.77%     0.75%     27.41%
1   Dreyfus VIF Small Company Stock Portfolio -
      Initial shares                                     6,298  12.52     78,872    0.12%     0.90%     41.66%
3   Dreyfus VIF Small Company Stock Portfolio -
      Initial shares                                       780  11.11      8,668    0.10%     0.75%     41.87%
1   Fidelity VIP Asset Manager Portfolio - Initial
      Class                                             28,187  16.49    464,743    3.36%     0.90%     16.92%
3   Fidelity VIP Asset Manager Portfolio - Initial
      Class                                                176  10.36      1,819    3.36%     0.75%     17.09%
2   Fidelity VIP Balanced Portfolio - Initial Class         --  11.28         --    5.87%     0.75%     16.85%
1   Fidelity VIP Contrafund Portfolio - Initial Class   18,279  14.69    268,435    0.11%     0.90%     27.31%
2   Fidelity VIP Contrafund Portfolio - Initial Class  150,555  11.82  1,779,453    0.11%     0.75%     18.19%
3   Fidelity VIP Contrafund Portfolio - Initial Class    2,509  11.00     27,584    0.11%     0.75%     27.50%
1   Fidelity VIP Growth Portfolio - Initial Class       80,854  16.60  1,342,138    0.24%     0.90%     31.66%
3   Fidelity VIP Growth Portfolio - Initial Class        1,792   8.11     14,528    0.24%     0.75%     31.86%
1   Fidelity VIP High Income Portfolio - Initial Class  16,069  11.71    188,101    6.88%     0.90%     26.13%
3   Fidelity VIP High Income Portfolio - Initial Class     623  11.55      7,194    6.88%     0.75%     26.31%
1   Fidelity VIP Investment Grade Bond Portfolio -
      Initial Class                                      6,138  15.94     97,841    3.70%     0.90%      4.26%
3   Fidelity VIP Investment Grade Bond Portfolio -
      Initial Class                                        458  11.97      5,485    3.70%     0.75%      4.42%
1   Fidelity VIP Money Market Portfolio - Initial
      Class                                             19,381  13.10    253,980    1.00%     0.90%      0.09%
3   Fidelity VIP Money Market Portfolio - Initial
      Class                                              1,150  10.28     11,829    1.00%     0.75%      0.24%
1   Fidelity VIP Overseas Portfolio - Initial Class      8,621  13.99    120,609    0.72%     0.90%     42.09%
2   Franklin Templeton - Templeton Foreign Securities
      Fund - Class 2                                   100,540  11.25  1,131,003    0.00%     0.75%     12.49%
3   Franklin Templeton - Templeton Global Asset
      Allocation Fund - Class 1                            267  11.47      3,064    2.14%     0.75%     31.32%
3   JPMorgan Bond Portfolio                                 55  11.54        640    0.82%     0.75%      2.94%
2   JPMorgan Mid Cap Value Portfolio                    80,432  11.06    889,291    0.00%     0.75%     10.56%
3   JPMorgan U.S. Large Cap Core Equity Portfolio           80   8.65        691    0.33%     0.75%     27.18%
2   Merrill Lynch Value Opportunities V.I. Fund -
      Class I                                           40,216  11.37    457,190    0.13%     0.75%     13.68%
3   Neuberger Berman AMT Limited Maturity Bond
      Portfolio - Class I                                  144  11.04      1,595    4.86%     0.75%      1.66%
3   Neuberger Berman AMT Partners Portfolio - Class I       49   9.74        479    0.00%     0.75%     34.08%
3   Oppenheimer Global Securities Fund/VA -
      Non-Service Shares                                 2,934  10.41     30,545    0.94%     0.75%     41.95%
3   Oppenheimer Main Street Fund/VA - Non-Service
      Shares                                             3,087   9.43     29,114    0.97%     0.75%     25.77%
2   PIMCO VIT High Yield Portfolio - Administrative
      Class                                             20,108  10.53    211,675    3.21%     0.75%      5.27%
2   PIMCO VIT Long-Term U.S. Government Portfolio -
      Administrative Class                              75,405  10.05    757,857    1.27%     0.75%      0.50%
3   SunAmerica - Aggressive Growth Portfolio - Class 1      68   7.60        516    0.00%     0.75%     27.53%
3   SunAmerica - SunAmerica Balanced Portfolio -
      Class 1                                              311   8.89      2,766    1.80%     0.75%     14.26%
3   SunAmerica Alliance Growth Portfolio                 1,528   7.83     11,965    0.26%     0.75%     24.87%
3   SunAmerica Global Bond Portfolio                       334  11.02      3,677    0.00%     0.75%      2.78%


                                   VA B - 30

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the years ended December 31, 2005, 2004, 2003, 2002 and 2001, are as follows:

                                                                                 Investment
                                                               Unit                Income    Expense    Total
Sub-accounts                                            Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
----------------------------------------------------   ------- ------ ---------- ---------- --------- ----------
2003 - continued
3   SunAmerica Growth-Income Portfolio                   2,780 $ 8.73 $   24,280    1.02%     0.75%      24.70%
3   SunAmerica MFS Mid-Cap Growth Portfolio              1,190   5.71      6,793    0.00%     0.75%      36.21%
2   UIF Money Market Portfolio - Class I                98,045  10.31  1,010,698    0.58%     0.75%      -0.20%
1   Van Eck Worldwide Emerging Markets Fund              7,148   9.93     70,960    0.09%     0.90%      52.81%
1   Van Eck Worldwide Hard Assets Fund                   3,993  12.63     50,411    0.36%     0.90%      43.78%

2002
1   AIM V.I. Capital Appreciation Fund - Series I        7,639   8.21     62,680    0.00%     0.90%     -25.03%
3   AIM V.I. Capital Appreciation Fund - Series I        1,198   6.67      7,994    0.00%     0.75%     -24.92%
1   AIM V.I. International Growth Fund - Series I        8,564   8.21     70,342    0.61%     0.90%     -16.43%
3   AIM V.I. International Growth Fund - Series I          131   7.21        943    1.13%     0.75%     -16.30%
1   AllianceBernstein Global Bond Portfolio - Class A      152  11.92      1,808    1.18%     0.75%      15.87%
1   AllianceBernstein Growth and Income Portfolio -
      Class A                                           31,402  18.39    577,352    0.67%     0.90%     -22.75%
1   AllianceBernstein Growth Portfolio - Class A        46,164  12.70    586,259    0.00%     0.90%     -28.72%
1   AllianceBernstein Premier Growth Portfolio -
      Class A                                           21,149   9.21    194,749    0.00%     0.90%     -31.27%
3   AllianceBernstein Premier Growth Portfolio -
      Class A                                            1,780   6.04     10,755    0.00%     0.75%     -31.16%
3   AllianceBernstein Real Estate Investment
      Portfolio - Class A                                  141  11.33      1,600    5.41%     0.75%       0.00%
1   AllianceBernstein Small Cap Growth Portfolio -
      Class A                                           11,386   7.25     82,501    0.00%     0.90%     -32.38%
1   AllianceBernstein Technology Portfolio - Class A    16,662  10.28    171,274    0.00%     0.90%     -42.23%
3   AllianceBernstein Technology Portfolio - Class A       191   4.88        930    0.00%     0.75%     -42.14%
1   AllianceBernstein Total Return Portfolio - Class A   5,582   9.37     52,302    2.64%     0.75%     -11.39%
3   AllianceBernstein Utility Income Portfolio -
      Class A                                                5   6.12         33    5.15%     0.75%       0.00%
3   American Century VP Capital Appreciation Fund -
      Class I                                              228   6.88      1,572    0.00%     0.75%     -21.79%
3   American Century VP Income & Growth Fund - Class I   2,041   7.40     15,106    1.00%     0.75%     -19.97%
3   Anchor Series Trust Capital Appreciation
      Portfolio - Class 1                                  710   6.83      4,853    0.00%     0.75%     -23.23%
3   Anchor Series Trust Growth Portfolio - Class 1         509   7.28      3,709    0.70%     0.75%     -22.75%
3   Anchor Series Trust Natural Resources Portfolio -
      Class 1                                              175   9.67      1,692    1.37%     0.75%       7.54%
1   Dreyfus Stock Index Fund, Inc. - Initial shares     52,111  14.43    752,111    1.37%     0.90%     -23.06%
3   Dreyfus Stock Index Fund, Inc. - Initial shares      5,162   7.06     36,446    2.42%     0.75%     -22.94%
1   Dreyfus VIF Small Company Stock Portfolio -
      Initial shares                                     6,344   8.84     56,082    0.24%     0.90%     -20.43%
3   Dreyfus VIF Small Company Stock Portfolio -
      Initial shares                                       684   7.83      5,353    0.43%     0.75%       0.00%
1   Fidelity VIP Asset Manager Portfolio - Initial
      Class                                             25,620  14.10    361,292    3.71%     0.90%      -9.55%
3   Fidelity VIP Asset Manager Portfolio - Initial
      Class                                                118   8.84      1,043    4.72%     0.75%      -9.41%
2   Fidelity VIP Balanced Portfolio - Initial Class    502,529   9.65  4,849,243    2.47%     0.75%      -9.40%
1   Fidelity VIP Contrafund Portfolio - Initial Class   18,818  11.53    217,059    0.75%     0.90%     -10.16%
3   Fidelity VIP Contrafund Portfolio - Initial Class    2,294   8.62     19,786    0.80%     0.75%     -10.03%
1   Fidelity VIP Growth Portfolio - Initial Class       76,303  12.61    962,015    0.25%     0.90%     -30.73%
3   Fidelity VIP Growth Portfolio - Initial Class        1,428   6.15      8,780    0.39%     0.75%     -30.63%
1   Fidelity VIP High Income Portfolio - Initial Class  14,244   9.28    132,204    9.57%     0.90%       2.52%
3   Fidelity VIP High Income Portfolio - Initial Class     684   9.15      6,261    8.54%     0.75%       2.67%
1   Fidelity VIP Investment Grade Bond Portfolio -
      Initial Class                                      5,431  15.29     83,037    3.82%     0.90%       9.35%
3   Fidelity VIP Investment Grade Bond Portfolio -
      Initial Class                                        490  11.47      5,615    4.69%     0.75%       9.52%
1   Fidelity VIP Money Market Portfolio - Initial
      Class                                             18,118  13.09    237,209    1.76%     0.90%       0.78%
3   Fidelity VIP Money Market Portfolio - Initial
      Class                                              1,306  10.26     13,399    1.89%     0.75%       0.93%


                                   VA B - 31

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the years ended December 31, 2005, 2004, 2003, 2002 and 2001, are as follows:

                                                                                 Investment
                                                               Unit                Income    Expense    Total
Sub-accounts                                            Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
----------------------------------------------------   ------- ------ ---------- ---------- --------- ----------
2002 - continued
1   Fidelity VIP Overseas Portfolio - Initial Class      7,950 $ 9.85 $   78,283    0.92%     0.90%     -20.99%
3   Franklin Templeton - Templeton Global Asset
      Allocation Fund - Class 1                            253   8.74      2,209    2.79%     0.75%      -4.88%
3   JPMorgan Bond Portfolio                                 15  11.21        170    0.57%     0.75%       7.99%
3   JPMorgan U.S. Large Cap Core Equity Portfolio           72   6.80        487    0.06%     0.75%       0.00%
3   Neuberger Berman AMT Limited Maturity Bond
      Portfolio - Class I                                   97  10.86      1,058    2.91%     0.75%       4.55%
3   Neuberger Berman AMT Partners Portfolio - Class I       45   7.27        329    0.73%     0.75%       0.00%
3   Oppenheimer Global Securities Fund/VA -
      Non-Service Shares                                 1,404   7.33     10,300    1.21%     0.75%     -22.72%
3   Oppenheimer Main Street Fund/VA - Non-Service
      Shares                                             3,237   7.50     24,279    0.85%     0.75%     -19.40%
3   SunAmerica - Aggressive Growth Portfolio - Class 1      23   5.96        138    0.26%     0.75%     -25.25%
3   SunAmerica - SunAmerica Balanced Portfolio -
      Class 1                                              283   7.78      2,201    2.24%     0.75%     -15.83%
3   SunAmerica Alliance Growth Portfolio                 1,379   6.27      8,646    0.27%     0.75%     -31.80%
3   SunAmerica Global Bond Portfolio                       327  10.72      3,507    2.80%     0.75%       5.13%
3   SunAmerica Growth-Income Portfolio                   2,518   7.00     17,633    0.98%     0.75%     -21.74%
3   SunAmerica MFS Mid-Cap Growth Portfolio                862   4.19      3,614    0.00%     0.75%     -47.56%
2   UIF Money Market Portfolio - Class I                58,732  10.33    606,660    1.66%     0.75%       0.00%
1   Van Eck Worldwide Emerging Markets Fund              4,572   6.50     29,699    0.15%     0.90%      -3.77%
1   Van Eck Worldwide Hard Assets Fund                   3,433   8.78     30,146    0.90%     0.90%      -3.70%

2001
1   AIM V.I. Capital Appreciation Fund - Series I        7,840  10.95     85,814    0.00%     0.90%     -23.97%
3   AIM V.I. Capital Appreciation Fund - Series I          398   8.89      3,537    0.00%     0.75%     -11.11%
1   AIM V.I. International Growth Fund - Series I        7,967   9.83     78,299    0.33%     0.90%     -24.22%
3   AIM V.I. International Growth Fund - Series I           15   8.61        133    0.00%     0.75%     -13.89%
1   AllianceBernstein Global Bond Portfolio - Class A      185  10.28      1,905    0.00%     0.75%      -1.17%
1   AllianceBernstein Growth and Income Portfolio -
      Class A                                           34,130  23.80    812,322    0.60%     0.90%      -0.55%
1   AllianceBernstein Growth Portfolio - Class A        48,410  17.82    862,517    0.28%     0.90%     -24.16%
1   AllianceBernstein Premier Growth Portfolio -
      Class A                                           22,482  13.40    301,200    0.00%     0.90%     -17.95%
3   AllianceBernstein Premier Growth Portfolio -
      Class A                                              977   8.78      8,575    0.00%     0.75%     -12.21%
1   AllianceBernstein Small Cap Growth Portfolio -
      Class A                                           10,539  10.72    112,936    0.00%     0.90%     -13.54%
1   AllianceBernstein Technology Portfolio - Class A    16,526  17.79    294,053    0.00%     0.90%     -25.91%
3   AllianceBernstein Technology Portfolio - Class A       115   8.43        973    0.00%     0.75%     -15.69%
1   AllianceBernstein Total Return Portfolio - Class A   9,901  10.57    104,693    1.59%     0.75%       1.35%
3   American Century VP Capital Appreciation Fund -
      Class I                                              202   8.80      1,774    0.00%     0.75%     -11.98%
3   American Century VP Income & Growth Fund - Class I   1,837   9.25     16,996    0.00%     0.75%      -7.50%
3   Anchor Series Trust Capital Appreciation
      Portfolio - Class 1                                  144   8.90      1,279    0.00%     0.75%     -11.01%
3   Anchor Series Trust Growth Portfolio - Class 1         134   9.42      1,261    0.08%     0.75%      -5.76%
3   Anchor Series Trust Natural Resources Portfolio -
      Class 1                                               55   9.00        491    0.02%     0.75%     -10.05%
1   Dreyfus Stock Index Fund, Inc. - Initial shares     54,823  18.76  1,028,405    1.09%     0.90%     -12.97%
3   Dreyfus Stock Index Fund, Inc. - Initial shares        857   9.16      7,857    0.53%     0.75%      -8.37%
1   Dreyfus VIF Small Company Stock Portfolio -
      Initial shares                                     4,996  11.11     55,507    0.06%     0.90%      -2.42%
1   Fidelity VIP Asset Manager Portfolio - Initial
      Class                                             23,801  15.59    371,071    4.03%     0.90%      -4.95%
3   Fidelity VIP Asset Manager Portfolio - Initial
      Class                                                 63   9.76        619    0.00%     0.75%      -2.37%
2   Fidelity VIP Balanced Portfolio - Initial Class    355,903  10.65  3,790,682    0.00%     0.75%       6.51%
1   Fidelity VIP Contrafund Portfolio - Initial Class   15,808  12.84    202,971    0.70%     0.90%     -13.04%
3   Fidelity VIP Contrafund Portfolio - Initial Class    1,710   9.59     16,390    0.00%     0.75%      -4.15%


                                   VA B - 32

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the years ended December 31, 2005, 2004, 2003, 2002 and 2001, are as follows:

                                                                                Investment
                                                              Unit                Income    Expense    Total
Sub-accounts                                           Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
----------------------------------------------------   ------ ------ ---------- ---------- --------- ----------
2001 - continued
1   Fidelity VIP Growth Portfolio - Initial Class      76,052 $18.20 $1,384,279    0.07%     0.90%     -18.39%
3   Fidelity VIP Growth Portfolio - Initial Class         550   8.86      4,874    0.00%     0.75%     -11.37%
1   Fidelity VIP High Income Portfolio - Initial Class 12,213   9.05    110,566   12.92%     0.90%     -12.53%
3   Fidelity VIP High Income Portfolio - Initial Class    743   8.91      6,619    0.00%     0.75%     -10.91%
1   Fidelity VIP Investment Grade Bond Portfolio -
      Initial Class                                     4,556  13.98     63,703    4.81%     0.90%       7.49%
3   Fidelity VIP Investment Grade Bond Portfolio -
      Initial Class                                       235  10.47      2,463    0.00%     0.75%       4.71%
1   Fidelity VIP Money Market Portfolio - Initial
      Class                                            20,242  12.99    262,961    4.12%     0.90%       3.25%
3   Fidelity VIP Money Market Portfolio - Initial
      Class                                             1,264  10.16     12,848    0.71%     0.75%       1.64%
1   Fidelity VIP Overseas Portfolio - Initial Class    11,401  12.46    142,091    5.34%     0.90%     -21.88%
3   Franklin Templeton - Templeton Global Asset
      Allocation Fund - Class 1                            42   9.19        389    0.00%     0.75%      -8.15%
3   JPMorgan Bond Portfolio                                 7  10.38         68    4.13%     0.75%       3.80%
3   Neuberger Berman AMT Limited Maturity Bond
      Portfolio - Class I                                  60  10.39        625    0.00%     0.75%       3.92%
3   Oppenheimer Global Securities Fund/VA -
      Non-Service Shares                                   45   9.49        427    0.00%     0.75%      -5.10%
3   Oppenheimer Main Street Fund/VA - Non-Service
      Shares                                            2,411   9.30     22,438    0.00%     0.75%      -6.95%
3   SunAmerica - Aggressive Growth Portfolio - Class 1      8   7.98         67    0.00%     0.75%     -20.25%
3   SunAmerica - SunAmerica Balanced Portfolio -
      Class 1                                             257   9.24      2,374    0.81%     0.75%      -7.58%
3   SunAmerica Alliance Growth Portfolio                1,181   9.19     10,858    0.00%     0.75%      -8.08%
3   SunAmerica Global Bond Portfolio                       87  10.20        890    2.95%     0.75%       1.97%
3   SunAmerica Growth-Income Portfolio                  1,885   8.95     16,872    0.05%     0.75%     -10.51%
3   SunAmerica MFS Mid-Cap Growth Portfolio                 9   7.99         69    0.00%     0.75%     -20.07%
1   Van Eck Worldwide Emerging Markets Fund             4,106   6.75     27,717    0.00%     0.90%      -2.70%
1   Van Eck Worldwide Hard Assets Fund                  3,795   9.12     34,602    1.12%     0.90%     -11.25%

Footnotes
1   Variable Universal Life Policy product.
2   Executive Advantage product.
3   Gemstone Life product.

(a) These amounts represent the dividends, excluding capital gain distributions from mutual funds, received by the Sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reduction in the unit value. The recognition of investment income by the Sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-accounts invest.

(b) These amounts represent the annualized policy expenses of the Account, consisting primarily of mortality and expense risk charges, for each year indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(c) These amounts represent the total return for the years indicated, including changes in the value of the underlying Sub-account, and reflect deductions for those expenses that result in a direct reduction to unit values. The total return does not include policy charges deducted directly from account values. For the years ended December 31, 2002 and 2001, no total return was calculated if the Sub-account became an available investment option during the year. For the years ended December 31, 2005, 2004 and 2003, a total return was calculated using the initial unit value for the Sub-account if the Sub-account became an available investment option during the year and the underlying Fund was not available at the beginning of the year.

*   Fund name changes

2004

..   Effective May 1, 2004, AllianceBernstein Quasar Portfolio - Class A changed its name to AllianceBernstein Small Cap Growth Portfolio - Class A.
..   Effective July 26, 2004, Merrill Lynch Small Cap Value V.I. Fund - Class I
    changed its name to Merrill Lynch Value Opportunities V.I. Fund - Class I.


                                   VA B - 33

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

*   Fund name changes - continued

2005

.. Effective May 1, 2005, Merrill Lynch funds were rebranded as Mercury funds. .. Effective May 2, 2005, AllianceBernstein Premier Growth Portfolio - Class A
    changed its name to AllianceBernstein Large Cap Growth Portfolio - Class A.
..   Effective May 2, 2005, AllianceBernstein Technology Portfolio - Class A
    changed its name to AllianceBernstein Global Technology Portfolio - Class A.


                                   VA B - 34

                     AMERICAN INTERNATIONAL LIFE ASSURANCE
                              COMPANY OF NEW YORK
                         (a wholly-owned subsidiary of
                      American International Group, Inc.)

                   REPORT ON AUDITS OF FINANCIAL STATEMENTS

             FOR THE YEARS ENDED DECEMBER 31, 2005, 2004 AND 2003

[LOGO] PricewaterhouseCoopers LLP

                                                    PricewaterhouseCoopers LLP
                                                    Suite 2900
                                                    1201 Louisiana
                                                    Houston, TX 77002-5678
                                                    Telephone (713) 356-4000

            Report of Independent Registered Public Accounting Firm

To the Shareholder and Board of Directors
American International Life Assurance Company of New York:

In our opinion, the accompanying balance sheets as of December 31, 2005 and 2004 and the related statements of income, shareholders' equity, cash flows and comprehensive income present fairly, in all material respects, the financial position of American International Life Assurance Company of New York (an indirect, wholly-owned subsidiary of American International Group, Inc.) at December 31, 2005 and 2004, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the financial statements, the Company changed its method of accounting and reporting for certain nontraditional long-duration contracts in 2004.

PRICEWATERHOUSECOOPERS LLP

April 24, 2006

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                                BALANCE SHEETS
                                (in thousands)

                                                             For years ended
                                                              December 31,
                                                          ---------------------
                                                             2005       2004
                                                          ---------- ----------
Assets
Investments:
Fixed maturities available for sale, at fair value
  (cost: 2005 - $7,440,349; 2004 - $7,509,178)........... $7,823,178 $8,083,232
Equity securities available for sale, at fair value
  (cost: 2005 - $6,496; 2004 - $1,837)...................      6,499      1,807
Mortgage loans on real estate............................    358,072    368,752
Policy loans.............................................     11,338     11,258
Derivative asset, at fair value..........................        292         --
Other long-term investments..............................     45,046     42,127
Short-term investments...................................     26,158     15,157
Security lending collateral..............................  1,166,075    893,967
                                                          ---------- ----------
   Total investments.....................................  9,436,658  9,416,300

Cash.....................................................      8,612      2,282
Investment income due and accrued........................    111,796    119,047
Reinsurance assets.......................................     34,287     46,974
Deferred policy acquisition costs........................     85,863     65,126
Premiums and insurance balances receivable...............      4,236      5,964
Amounts due from related parties.........................     74,298      9,396
Other assets.............................................      4,508     10,300
Assets held in separate accounts.........................    191,660    204,782
                                                          ---------- ----------
   Total assets.......................................... $9,951,918 $9,880,171
                                                          ========== ==========

                See accompanying notes to financial statements.

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                                BALANCE SHEETS
                     (in thousands, except share amounts)

                                                               Years ended
                                                              December 31,
                                                          ---------------------
                                                             2005       2004
                                                          ---------- ----------
Liabilities
Policyholders' contract deposits......................... $4,592,913 $4,913,931
Future policy benefits for life and accident and health
  insurance contracts....................................  2,696,417  2,569,025
Reserve for unearned premiums............................      7,505      8,642
Policy and contract claims...............................     30,847     75,310
Income taxes payable.....................................     51,531     73,175
Derivative liabilities, at fair value....................     17,318     21,933
Amounts due to related parties...........................      8,150     18,200
Other liabilities........................................     49,803     47,634
Liabilities related to separate accounts.................    191,660    204,782
Security lending payable.................................  1,240,373    893,967
                                                          ---------- ----------
   Total liabilities.....................................  8,886,517  8,826,599

Shareholder's equity
Common stock, $200 par value; 16,125 shares authorized,
  issued and outstanding.................................      3,225      3,225
Additional paid-in capital...............................    238,025    238,025
Accumulated other comprehensive income...................    216,751    307,204
Retained earnings........................................    607,400    505,118
                                                          ---------- ----------
   Total shareholder's equity............................  1,065,401  1,053,572
                                                          ---------- ----------
Total liabilities and shareholder's equity............... $9,951,918 $9,880,171
                                                          ========== ==========

                See accompanying notes to financial statements

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                             STATEMENTS OF INCOME
                                (in thousands)

                                                    Years ended December 31,
                                                  ----------------------------
                                                    2005      2004      2003
                                                  --------  --------  --------
Revenues:
   Premiums and other considerations............. $271,960  $424,185  $390,408
   Net investment income.........................  582,704   544,959   544,192
   Realized capital gains (losses)...............   (8,689)  (14,819)   (6,759)
                                                  --------  --------  --------
       Total revenues............................  845,975   954,325   927,841
                                                  --------  --------  --------
Benefits and expenses:
   Death and other benefits......................  247,471   365,809   324,239
   Increase in future policy benefits............  113,923   162,786   165,586
   Interest credited on policyholder contract
     deposits....................................  190,506   209,198   221,986
   Insurance acquisition and other operating
     expenses....................................   58,725    66,543    79,891
                                                  --------  --------  --------
       Total benefits and expenses...............  610,625   804,336   791,702
                                                  --------  --------  --------
Income before income taxes.......................  235,350   149,989   136,139
                                                  --------  --------  --------
Income taxes:
   Current.......................................   58,779    61,033    32,870
   Deferred......................................   24,289    (8,661)   15,002
                                                  --------  --------  --------
       Total income tax expense..................   83,068    52,372    47,872
                                                  --------  --------  --------
Net income before accumulative effect of
  accounting change..............................  152,282    97,617    88,267
Cumulative effect of accounting change, net of
  tax............................................       --       (53)       --
                                                  --------  --------  --------
Net income....................................... $152,282  $ 97,564  $ 88,267
                                                  ========  ========  ========

                See accompanying notes to financial statements

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                      STATEMENTS OF SHAREHOLDER'S EQUITY
                                (in thousands)

                                                   Years ended December 31,
                                                -------------------------------
                                                   2005        2004      2003
                                                ----------  ---------- --------
Common stock
Balance at beginning and end of year........... $    3,225  $    3,225 $  3,225

Additional paid-in capital
Balance at beginning of year...................    238,025     238,025  238,025
                                                ----------  ---------- --------
Balance at the end of year.....................    238,025     238,025  238,025
                                                ----------  ---------- --------
Accumulated other comprehensive income
Balance at beginning of year...................    307,204     262,264  172,401
   Other comprehensive income/(loss)...........    (90,453)     44,940   89,863
                                                ----------  ---------- --------
Balance at end of year.........................    216,751     307,204  262,264
                                                ----------  ---------- --------
Retained earnings
Balance at beginning of year...................    505,118     407,554  319,287
Net income.....................................    152,282      97,564   88,267
Dividends to shareholder.......................    (50,000)         --       --
                                                ----------  ---------- --------
Balance at end of year.........................    607,400     505,118  407,554
                                                ----------  ---------- --------
Total shareholder's equity..................... $1,065,401  $1,053,572 $911,068
                                                ==========  ========== ========

                See accompanying notes to financial statements

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                           STATEMENTS OF CASH FLOWS
                                (in thousands)

                                                Years ended December 31,
                                         -------------------------------------
                                             2005         2004         2003
                                         -----------  -----------  -----------
Cash flows from operating
  activities:
   Net income........................... $   152,282  $    97,564  $    88,267
Adjustments to reconcile net
  income to net cash provided by
  operating activities:
       Change in insurance reserves.....      81,792      231,793      189,369
       Change in accounting
         principle......................          --           53           --
       Change in reinsurance assets.....      12,687       (9,708)       6,859
       Change in deferred policy
         acquisition costs..............      31,209       28,063       42,441
       Interest credited to
         policyholder contracts.........     190,506      209,198      221,986
       Change to other
         policyholders' contracts.......      (1,152)     (10,870)      19,270
       Change in investment income
         due and accrued................       7,251       (3,024)      (1,634)
       Realized capital (gains)
         losses.........................       8,689       14,819        6,759
       Change in income taxes - net.....      27,150       (5,284)      (8,782)
       Change in reserves for
         commissions, expense and
         taxes..........................        (271)      (1,622)         260
       Amortization of premiums
         and discounts on
         securities.....................     (19,584)     (18,423)     (22,912)
       Change in other assets and
         liabilities - net..............     (65,003)    (107,665)      47,466
                                         -----------  -----------  -----------
Net cash provided by operating
  activities............................     425,556      424,894      589,349
                                         -----------  -----------  -----------
Cash flows from investing
  activities:
       Sale of fixed maturities.........   1,695,162    1,660,282    2,143,951
       Redemptions and maturities
         of fixed maturities............     569,924      387,337      441,382
       Sale of equity securities........       6,584        2,842       13,053
       Purchase of fixed maturities.....  (2,181,966)  (2,262,149)  (2,759,575)
       Purchase of equity
         securities.....................     (11,374)      (2,935)      (3,263)
       Purchase of real estate..........      (3,388)      (2,110)         721
       Mortgage loans funded............     (74,243)     (46,726)     (87,200)
       Repayments of mortgage loans.....      68,581       91,915       37,641
       Change in policy loans...........         (80)        (143)        (755)
       Change in short-term
         investments....................     (11,001)      78,778      (61,658)
       Sales or distributions of
         other long-term
         investments....................      48,036        4,329       16,122
       Investments in other
         long-term investments..........      (1,497)       3,948        6,128
       Change in securities
         lending collateral.............    (272,108)     719,607      724,433
       Other - net......................     (37,890)       3,835       (3,676)
                                         -----------  -----------  -----------
Net cash provided by (used) in
  investing activities..................    (205,260)     638,810      467,304
                                         -----------  -----------  -----------
Cash flows from financing
  activities:
       Deposits on policyholder
         contracts......................      72,328      156,631      260,495
       Withdrawals on policyholder
         contracts......................    (582,700)    (500,721)    (590,440)
       Change in securities
         lending payable................     346,406     (719,607)    (724,433)
       Dividends to shareholders........     (50,000)          --           --
                                         -----------  -----------  -----------
Net cash provided by (used in)
  financing activities..................    (213,966)  (1,063,697)  (1,054,378)
                                         -----------  -----------  -----------
Change in cash..........................       6,330            7        2,275
Cash at beginning of year...............       2,282        2,275           --
                                         -----------  -----------  -----------
Cash at end of year..................... $     8,612  $     2,282  $     2,275
                                         ===========  ===========  ===========

                See accompanying notes to financial statements

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                      STATEMENTS OF COMPREHENSIVE INCOME
                                (in thousands)

                                                    Years ended December 31,
                                                 -----------------------------
                                                    2005      2004      2003
                                                 ---------  --------  --------
Net Income...................................... $ 152,282  $ 97,564  $ 88,267

Other comprehensive income
Change in net unrealized appreciation of
  Investment-net of reclassifications...........  (139,246)   71,157   136,176
Deferred income tax expense on above Activities.    48,793   (26,217)  (46,313)
                                                 ---------  --------  --------
Other comprehensive income......................   (90,453)   44,940    89,863
                                                 ---------  --------  --------
Comprehensive income............................ $  61,829  $142,504  $178,130
                                                 =========  ========  ========

                See accompanying notes to financial statements

           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                         NOTES TO FINANCIAL STATEMENTS

1. Nature of Operations

       American International Life Assurance Company of New York (the "Company") is part of the Domestic Life Segment (the "Domestic Life") of American International Group, Inc. ("AIG"), its ultimate parent. The Company, domiciled in New York, has been doing business since 1962 as a provider of individual and group life insurance, fixed, variable and terminal funding annuities, and structured settlement contracts. The Company is licensed to sell life and accident and health insurance in the District of Columbia and all states except Arizona, Connecticut and Maryland. The Company is also licensed in American Samoa, U.S. Virgin Islands, Canada and Guam.

2. Summary of Significant Accounting Policies

    a) Basis of Presentation

       The financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. These estimates and assumptions are particularly significant with respect to investments, deferred policy acquisition costs and future policy benefits. Ultimate results could differ from those estimates. Certain prior period items have been reclassified to conform to the current period's presentation.

       We have reclassified certain amounts in our 2004 and 2003 financial statements to conform to the 2005 presentation. The reclassifications included the presentation of collateral received with respect to the company's securities lending program separately on the balance sheet as "Securities Lending Collateral" and a corresponding "Securities Lending Payable". In addition, changes in "Securities Lending Collateral" and "Securities Lending Payable" have been separately classified as Investing Activities and Financing Activities, respectively, in the Statements of Cash Flows. None of these reclassifications had an effect on earnings, shareholder's equity or cash flows.

    b) Statutory Accounting

       The Company is required to file financial statements with state regulatory authorities. State insurance laws and regulations prescribe accounting practices for calculating statutory net income and equity. In addition, state regulators may permit statutory accounting practices that differ from prescribed practices. The use of such permitted practices by the Company did not have a material effect on statutory capital and surplus at December 31, 2005. Statutory net income and capital and surplus of the Company are as follows (in thousands):

                                                         2005     2004
                                                       -------- --------
       Statutory net income........................... $155,182 $ 94,673
       Statutory capital and surplus.................. $625,836 $565,893

    b) Statutory Accounting - (continued):


       The more significant differences between GAAP and statutory accounting principles are that under GAAP: (a) acquisition costs related to acquiring new business are deferred and amortized (generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins), rather than being charged to operations as incurred; (b) future policy benefits are based on management's best estimates of mortality, interest and withdrawals generally representing the Company's experience, which may differ from those based on statutory mortality and interest requirements without consideration of withdrawals; (c) certain assets (principally furniture and equipment, agents' debit balances, computer software and certain other receivables) are reported as assets rather than being charged to retained earnings; (d) acquisitions are accounted for using the purchase method of accounting rather than being accounted for as equity investments; and (e) fixed maturity investments are carried at fair value rather than amortized cost. In addition, statutory accounting principles require life insurance companies to establish an asset valuation reserve ("AVR") and an interest maintenance reserve ("IMR"). The AVR is designed to address the credit-related risk for bonds, preferred stocks, derivative instruments and mortgages and market risk for common stocks, real estate and other invested assets. The IMR is composed of realized gains and losses that result from interest rate fluctuations. These realized gains and losses, net of tax, are amortized into income over the expected remaining life of the asset sold or the liability released.

    c) Insurance Contracts

       The insurance contracts accounted for in these financial statements include primarily long-duration contracts. Long-duration contracts include limited payment, endowment, guaranteed renewable term life, universal life and investment contracts. Long-duration contracts generally require the performance of various functions and services over a period of more than one year. The contract provisions generally cannot be changed or canceled by the insurer during the contract period; however, most new contracts written by the Company allow the insurer to revise certain elements used in determining premium rates or policy benefits, subject to guarantees stated in the contracts.

    d) Investments

       (i)Fixed Maturity and Equity Securities

          Cash and short-term investments primarily include interest bearing cash accounts, commercial paper and money market investments. All such investments are carried at cost plus accrued interest, which approximates fair value, have maturities of greater than three months and less than one year at the date of acquisition. Such highly liquid investments with original maturities of three months or less are classified as cash equivalents. Investments with original maturities of greater than three months are classified as short-term.

          Fixed maturity and equity securities classified as available-for-sale are recorded at fair value at December 31, 2005 and 2004. Unrealized gains and losses, net of deferred taxes and amortization of deferred acquisition costs, are recorded as a separate component of other comprehensive income or loss within shareholder's equity. Realized gains and losses on the sale of investments are recognized in operating earnings at the date of sale and are determined by using the specific cost identification method.

    d) Investments - (continued):


          Interest on fixed maturity securities is recorded as income when earned and is adjusted for any amortization of premium or accretion of discount. Premiums and discounts on investments are amortized to investment income by using the interest method over the contractual lives or expected payment period of the investments. Dividend income on equity securities is generally recognized as income on the ex-dividend date.

          The Company evaluates its investments for impairment. As a matter of policy, the determination that a security has incurred an other-than-temporary decline in value and the amount of any loss recognition requires the judgement of the Company's management and a continual review of its investment.

          In general, a security is considered a candidate for impairment if it meets any of the following criteria: Trading at a significant (25 percent or more) discount to par, amortized cost (if lower) or cost for an extended period of time (nine months or longer); The occurrence of a discrete credit event resulting in (i) the issuer defaulting on a material outstanding obligation; or (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for the court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; In the opinion of the Company's management, the Company does not have the ability or intent to hold the investment until recovery, irrespective of the occurrence of one of the foregoing events.

          Once a security has been identified as impaired, the amount of such impairment is determined by reference to that security's contemporaneous market price, and recorded as a realized capital loss.

      (ii)Mortgage Loans

          Mortgage loans on real estate are carried at the unpaid principal balance less unamortized loan origination fees and costs and net of an allowance for uncollectible loans. The allowance for losses covers estimated losses based on our assessment of risk factors such as potential non-payment or non-monetary default. The allowance is based on a loan-specific review. Loans for which the Company determines that collection of all amounts due under the contractual terms is not probable are considered to be impaired. The Company generally looks to the underlying collateral for repayment of impaired loans. Therefore, impaired loans are reported at the lower of amortized cost or fair value of the underlying collateral, less estimated cost to sell. There was no allowance for uncollectible loans at December 31, 2005 and 2004.

          Interest on performing mortgage loans is recorded as income when earned and is adjusted for any amortization of premium or accrual of discount. Interest on non-performing mortgage loans is recorded as income when received.

     (iii)Policy loans

          Policy loans are reported at the aggregate unpaid principal balance. There is no allowance for policy loans, as these loans serve to reduce the death benefits paid when the death claim is made and the balances are effectively collateralized by the cash surrender value of the policy.

    d) Investments - (continued):


      (iv)Other long-term investments

          Other long-term investments consist primarily of limited partnerships and other investments not classified elsewhere herein. Partnerships in which the Company holds less than a five percent interest are carried at fair value and the change in fair value is recognized as a component of other comprehensive income. Partnerships in which the Company holds a five percent or more interest are carried at net asset value and the change in net asset value is recorded in net investment income.

       (v)Securities lending collateral and securities lending payable

          Securities held under collateral agreements consist primarily of invested collateral with respect to the Company's securities lending program. The Company has entered into a securities lending agreement with an affiliated lending agent, which authorizes the agent to lend securities held in the Company's portfolio to a list of authorized borrowers. The Company receives primarily cash collateral in an amount in excess of the market value of securities loaned. The affiliated lending agent monitors the daily market value of securities loaned with respect to the collateral value and obtains additional collateral when necessary to ensure that collateral is maintained at a minimum of 102% of the value of the loaned securities. Such collateral is not available for the general use of the Company. Income earned on the collateral, net of interest paid on the securities lending agreements and the related management fees paid to administer the program, is recorded as investment income in the statements of income and comprehensive income.

      (vi)Dollar roll agreements

          Throughout the year, the Company enters into dollar roll agreements. These are agreements to sell mortgage-backed securities ("MBS") and to repurchase substantially similar securities at a specific price and date in the future. Dollar roll agreements are accounted for as sales of financial assets and forward repurchase commitments. Assets are removed from the consolidated balance sheet at the time of sale. The difference between sales proceeds and carrying values are recorded as realized gains or losses. The forward repurchase commitments are accounted for at fair value, and the changes in fair value are recorded as realized gains or losses. Assets are recorded at the time of purchase at fair value. Unsettled amounts on the purchase contracts are reflected in the consolidated balance sheet in other liabilities.

          At December 31, 2005 and 2004, the Company had no dollar roll agreements outstanding.

    e) Deferred Acquisition Costs ("DAC")

       DAC consists of commissions and other costs that vary with and are primarily related to the acquisition of new business. Policy acquisition costs for traditional life insurance products are generally deferred and amortized over the premium paying period of the policy. Policy acquisition costs related to universal life and investment-type products (non-traditional products) are deferred and amortized, with interest, in relation to the incidence of estimated gross profits ("EGPs") to be realized over the estimated lives of the contracts. EGPs are composed of net investment income, net realized investment gains and losses, mortality and expense margins and surrender charges. The Company reviews for recoverability the carrying amount of DAC at least annually. Management considers estimated future gross profits or future premiums, expected mortality, interest earned and credited rates, persistency, and expenses in determining whether the carrying amount is recoverable. Any amounts deemed unrecoverable are charged to expense.

    e) Deferred Acquisition costs ("DAC") - (continued):


       With respect to the Company's variable life and annuity contracts, the assumption for the long-term annual net growth of the separate and variable account assets used by the Company in the determination of DAC amortization is approximately 10% (the "long-term growth rate assumption"). The Company uses a "reversion to the mean" methodology which allows the Company to maintain this 10% long-term growth rate assumption, while also giving consideration to the effect of short-term swings in the equity markets. For example, if performance were 15% during the first year following the introduction of a product, the DAC model would assume that market returns for the following five years (the "short-term growth rate assumption") would approximate 9%, resulting in an average annual growth rate of 10% during the life of the product. Similarly, following periods of below 10% performance, the model will assume a short-term growth rate higher than 10%. A DAC adjustment will occur if management considers the short-term growth rate (i.e., the growth rate required to revert to the mean 10% growth rate over a five-year period) to be unachievable. The use of a reversion to the mean assumption is common within the industry; however, the parameters used in the methodology are subject to judgment and vary among companies.

       DAC is adjusted with respect to non-traditional products as a result of changes in the net unrealized gains or losses on debt and equity securities available for sale. That is, as fixed maturity and equity securities available for sale are carried at aggregate fair value, an adjustment is made to deferred policy acquisition costs equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The adjustment, net of tax, is included with the change in net unrealized gains or losses on fixed maturity and equity securities available for sale that is recorded directly to other comprehensive income.

    f) Income Taxes

       The Company joins in a consolidated federal income tax return with AIG and its domestic subsidiaries. The Company and AIG have a written tax allocation agreement whereby AIG agrees not to charge the Company a greater portion of the consolidated tax liability than would have been paid by the Company if it had filed a separate return. Additionally, AIG agrees to reimburse the Company for any tax benefits, if any, arising out of its net losses and tax credits within ninety days after the filing of that consolidated tax return for the year in which these losses and tax credits are utilized. Deferred federal income taxes are provided for temporary differences related to the expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns, at the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in income in the period of enactment. State income taxes are included in income tax expense. A valuation allowance for deferred tax assets is provided if it is more likely than not that some portion of the deferred tax asset will not be realized. An increase or decrease in a valuation allowance that results from a change in circumstances that causes a change in judgment about the realizability of the related deferred tax asset is included in income.

    g) Premium Recognition and Related Benefits and Expenses

       Most receipts for annuities and interest-sensitive life insurance policies are classified as deposits instead of revenue. Revenues for these contracts consist of mortality, expense, and surrender charges and are included in premiums and other considerations. Policy charges that compensate the Company for future services are deferred and recognized in income over the period earned, using the same assumptions used to amortize DAC.

    g) Premium Recognition and Related Benefits and Expenses - (continued):


       Premiums for traditional life insurance products are recognized when due. A liability for future policy benefits is recorded using the net level premium method.

       For limited payment contracts, primarily the Company's life contingent annuities and terminal funding contracts, net premiums are recorded as revenue when due and the difference between the gross premium and the net premium is deferred and recognized in income in a constant relationship to the amount of expected future benefit payments. Reserves for these contracts are based on estimates of the cost of future policy benefits.

       Premiums on accident and health premiums are reported as earned over the contract term. The portion of accident and health premiums which is not earned at the end of a reporting period is recorded as reserves for unearned premiums.

    h) Policy and Contract Claims

       Policy and contract claims include amounts representing: (1) the actual in-force amounts for reported life claims and an estimate of incurred but unreported claims; and, (2) an estimate, based upon prior experience, for accident and health reported and incurred but unreported losses. The methods of making such estimates and establishing the resulting reserves are continually reviewed and updated and any adjustments resulting therefore are reflected in income currently.

    i) Separate and Variable Accounts

       Separate and variable accounts represent funds for which investment income and investment gains and losses accrue directly to the policyholders who bear the investment risk, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Each account has specific investment objectives, and the assets are carried at fair value. The assets of each account are legally segregated and are not subject to claims which arise out of any other business of the Company. Investment income, realized investment gains (losses) and policyholder account deposits and withdrawals related to separate accounts are excluded from the statements of income, comprehensive income and cash flows. The Company receives administrative fees for managing the funds and other fees for assuming mortality and certain expense risks. Such fees are included in premiums and other considerations in the statements of income.

    j) Guaranteed Minimum Death Benefits

       A majority of the Company's variable annuity products are issued with a death benefit feature which provides that, upon the death of a contractholder, the contractholder's beneficiary will receive the greater of (1) the contractholder's account value, or (2) a guaranteed minimum death benefit (the "GMDB") that varies by product. These benefits have issue age and other restrictions to reduce mortality risk exposure. The Company bears the risk that death claims following a decline in the financial markets may exceed contractholder account balances, and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. The Company limits this risk through the use of reinsurance arrangements. Prior to January 1, 2004, the Company expensed GMDB-related benefits in the period incurred, and therefore did not provide reserves for future benefits. Effective January 1, 2004, the Company does provide reserves for future GMDB-related benefits pursuant to the adoption of Statement of Position 03-01, Accounting and Reporting by Insurance Enterprises for Certain Non-traditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-01"). The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments.

    j) Guaranteed Minimum Death Benefits - (continued):


       Changes in liabilities for minimum guarantees are included in the increase in future policy benefits in the statement of income. The company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to the increase in future policy benefits expense, if actual experience or other evidence suggests that earlier assumptions should be revised.

    k) Reinsurance

       The Company generally limits its exposure to loss on any single insured to $5 million by ceding additional risks through reinsurance contracts with other insurers. On an exception basis, the Company can increase its exposure to loss on any single insured up to $10 million. The Company diversifies its risk of reinsurance loss by using a number of reinsurers that have strong claims-paying ability ratings. If the reinsurer could not meet its obligations, the Company would reassume the liability, as the Company remains primarily liable to the policyholder.

       Reinsurance assets include the balances due from both reinsurance and insurance companies under the terms of the Company's reinsurance arrangements for ceded unearned premiums, future policy benefits for life and accident and health insurance contracts, policyholder contract deposits and policy and contract claims.

    l) Derivatives

       The Company takes positions from time to time in certain derivative financial instruments in order to mitigate the impact of changes in interest rates or equity markets on cash flows or certain policyholder liabilities. Financial instruments used by the Company for such purposes include interest rate swaps and foreign currency swaps. The Company recognizes all derivatives in the balance sheet at fair value.

       Statement of Financial Accounting Standards No. 133 - "Accounting for Derivative Instruments and Hedging Activities" (FAS 133) requires that third-party derivatives used for hedging must be specifically matched with the underlying exposures to an outside third party and documented contemporaneously to qualify for hedge accounting treatment. The Company believes its hedging activities have been and remain economically effective, but do not currently qualify for hedge accounting. The impact of fair value adjustments on derivatives which do not qualify for hedge accounting have been recorded in net realized capital gains (losses).

    m) Recently Issued Accounting Standards

       In January 2003, FASB issued Interpretation No. 46, "Consolidation of Variable Interest Entities" ("FIN46"). FIN46 changes the method of determining whether certain entities should be consolidated in the Company's consolidated financial statements. An entity is subject to FIN46 and is called a Variable Interest Entity ("VIE") if it has
       (i) equity that is insufficient to permit the entity to finance its activities without additional subordinated financial support from other parties, or (ii) equity investors that cannot make significant decisions about the entity's operations, or do not absorb the expected losses or receive the expected returns of the entity. All other entities are evaluated for consolidation under existing guidance. A VIE is consolidated by its primary beneficiary, which is the party that has a majority of the expected losses or a majority of the expected residual returns of the VIE, or both. In December 2003, the FASB issued FIN46R.

    m) Recently Issued Accounting Standards - (continued):


       The provisions of FIN46R are to be applied immediately to VIEs created after January 31, 2003, and to VIEs in which the Company obtains an interest after that date. For VIEs in which the Company holds a variable interest that is acquired before February 1, 2003, FIN46R was applied as of December 31, 2003. For any VIEs that must be consolidated under FIN46R that were created before February 1, 2003, the assets, liabilities and noncontrolling interest of the VIE would be initially measured at their carrying amounts with any difference between the net amount added to the balance sheet and any previously recognized interest being recognized as the cumulative effect of an accounting change.

       The following VIE activities are not consolidated by the Company under FIN46R:

      (i) The Company manages collateralized bond and loan obligation trusts (collectively, collateralized debt obligation trust or CDO trust). As asset manager, the Company receives fees for management of the assets held in the CDO trust, which support the issuance of securities sold by the CDO trust. The Company may take minority equity and/or fixed-income security interest in the CDO trust. The Company has entered into such arrangements to expand its asset management activities. Third-party investors have recourse only to the CDO trust, and have no recourse to the Company. The Company does not consolidate these CDO trusts, pursuant to FIN46R.

     (ii) The Company also invests in assets of VIEs. These VIEs are established by unrelated third parties. Investments include collateralized mortgage backed securities and similar securities backed by pools of mortgages, consumer receivables or other assets. The investment in these VIEs allows the Company to purchase assets permitted by insurance regulations while maximizing their return on these assets. These VIEs are not consolidated by the Company, pursuant to FIN46R.

    (iii) The Company uses VIEs primarily in connection with certain guaranteed investment contract programs (GIC Programs). In the GIC Programs, the Company provides guaranteed investment contracts to VIEs which are not controlled by the Company, and in which the Company does not have a direct variable interest, as defined under FIN46R, in the entity. The VIE issues notes or bonds which are sold to third party institutional investors. The Company has no obligation to the investors in the notes or bonds. The proceeds from the securities issued by the VIE are invested by the VIE in the GICs. The Company uses their proceeds to invest in a diversified portfolio of securities, primarily investment grade bonds. Both the assets and the liabilities of the Company arising from these GIC Programs are presented in the Company's balance sheet.

    m) Recently Issued Accounting Standards - (continued):


       In March 2005, FASB issued FSP FIN46R-5 "Implicit Variable Interests under FASB Interpretation No. 46 (revised December 2003), Consolidation of Variable Interest Entities" ("FSP FIN46R-5") to address whether a reporting enterprise has an implicit variable interest in a variable interest entity ("VIE") or potential VIE when specific conditions exist. Although implicit variable interests are mentioned in FIN46R, the term is not defined and only one example is provided. FSP FIN46R-5 offers additional guidance, stating that implicit variable interests are implied financial interests in an entity that change with changes in the fair value of the entity's net assets exclusive of variable interests. An implicit variable interest acts the same as an explicit variable interest except it involves the absorbing and/or receiving of variability indirectly from the entity (rather than directly). The identification of an implicit variable interest is a matter of judgment that depends on the relevant facts and circumstances. The Company adopted FSP FIN46R-5 in the second quarter of 2005. The adoption of FSP FIN46R-5 did not have a material effect on the Company's financial condition or results of operations.

       In July 2003, the American Institute of Certified Public Accountants ("AICPA") issued SOP 03-01. This statement was effective as of January 1, 2004 and requires the Company to recognize a liability for GMDB, as discussed above, related to its variable annuity and variable life contracts and modifies certain disclosures and financial statement presentations for these products. The Company reported a one-time cumulative accounting charge upon adoption of $53,000 after taxes, to reflect the guaranteed minimum death benefit liability as of January 1, 2004. In addition, under SOP 03-01, variable annuity assets held in separate accounts will continue to be measured at fair value and reported in summary total on the Company's financial statements, with an equivalent summary total reported for related liabilities, if the separate account arrangement meets certain specified conditions. Assets underlying the Company's interest in a separate account ("separate account seed money") do not qualify for separate account accounting and reporting.

       The Company was required to "look through" the separate account for the purposes of accounting for its interest therein, and account for and classify separate account seed money based on its nature as if the assets of the separate account underlying the Company's interest were held directly by the general account rather than through the separate account structure. The adoption of SOP 03-01 did not have a material impact on the Company's separate accounts or separate account seed money.

    m) Recently Issued Accounting Standards - (continued):


       In December 2004, the FASB issued Statement No. 123 (revised 2004) ("FAS 123R"), "Share-Based Payment." FAS 123R replaces FASB Statement No. 123 ("FAS 123"), "Accounting for Stock-based Compensation," and superseded APB Opinion No. 25, "Accounting for Stock Issued to Employees." FAS 123, as originally issued in 1995, established as preferable a fair-value-based method of accounting for share-based payment transactions with employees. On January 1, 2003, AIG adopted the recognition provisions of FAS 123. The effect of the compensation costs, as determined consistent with FAS 123, was not computed on a subsidiary basis, but rather on a consolidated basis for all subsidiaries of AIG and, therefore, are not presented herein. In April 2005, the SEC delayed the effective date for FAS 123R until the first fiscal year beginning after June 15, 2005. As a result, AIG expects to adopt the provisions of the revised FAS 123R and its related interpretive guidance in the first quarter of 2006. AIG and the Company are currently assessing the impact of FAS 123R and believes the impact will not be material to AIG's or the Company's financial condition or results of operations.

       In June 2004, the FASB issued FSP No. 97-1, "Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments, Permit or Require Accrual of an Unearned Revenue Liability." FSP 97-1 clarifies the accounting for unearned revenue liabilities of certain universal-life type contracts under SOP 03-01. The Company's adoption of FSP 97-1 on July 1, 2004 did not change the accounting for unearned revenue liabilities and, therefore, had no impact on the Company's financial position or results of operations.

       At the March 2004 meeting, the Emerging Issue Task Force "EITF" reached a consensus with respect to Issue No. 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments." On September 30, 2004, the FASB issued FASB Staff Position ("FSP") EITF No. 03-1-1, Effective Date of Paragraphs 10-20 of EITF Issue No. 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" delaying the effective date of this guidance until the FASB has resolved certain implementation issues with respect to this guidance, but the disclosures remain effective. This FSP, retitled FSP FAS 115-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments," replaces the measurement and recognition guidance set forth in Issue No. 03-1 and codifies certain existing guidance on impairment. Adoption of FSP FAS 115-1 is not expected to have a material effect on the Company's financial condition or results of operations.

    m) Recently Issued Accounting Standards - (continued):


       On December 16, 2004, the FASB issued Statement No. 153, "Exchanges of Nonmonetary Assets--An Amendment of APB Opinion No. 29" ("FAS 153"). FAS 153 amends APB Opinion No. 29, "Accounting for Nonmonetary Transactions". The amendments made by FAS 153 are based on the principle that exchanges of nonmonetary assets should be measured based on the fair value of the assets exchanged. Further, the amendments eliminate the narrow exception for nonmonetary exchanges of similar productive assets and replace it with a broader exception for exchanges of nonmonetary assets that do not have "commercial substance." Previously, APB Opinion No. 29 required that the accounting for an exchange of a productive asset for a similar productive asset or an equivalent interest in the same or similar productive asset should be based on the recorded amount of the asset relinquished. The provisions in FAS 153 are effective for nonmonetary asset exchanges beginning July 1, 2005. The adoption of FAS 153 did not have a material effect on the Company's financial condition or results of operations.

       On June 1, 2005, the FASB issued Statement No. 154, "Accounting Changes and Error Corrections" ("FAS 154"). FAS 154 replaces APB Opinion No. 20, "Accounting Changes" and FASB Statement No. 3, "Reporting Accounting Changes in Interim Financial Statements." FAS 154 requires that a voluntary change in accounting principle be applied retrospectively with all prior period financial statements presented on the new accounting principle, unless its impracticable to do so. FAS 154 also provides that a correction of errors in previously issued financial statements should be termed a "restatement." The new standard is effective for accounting changes and correction of errors beginning January 1, 2006.

       At the June 2005 meeting, the EITF reached a consensus with respect to Issue No. 04-5, "Determining Whether a General Partner, or the General Partners as a Group, Controls a Limited Partnership or Similar Entity When the Limited Partners Have Certain Rights" (formerly, "Investor's Accounting for an Investment in a Limited Partnership When the Investor Is the Sole General Partner and the Limited Partners Have Certain Rights"). The Issue addresses what rights held by the limited partner(s) preclude consolidation in circumstances in which the sole general partner would consolidate the limited partnership in accordance with generally accepted accounting principles absent the existence of the rights held by the limited partner(s). Based on that consensus, the EITF also agreed to amend the consensus in Issue No. 96-16, "Investor's Accounting for an Investee When the Investor Has a Majority of the Voting Interest but the Minority Shareholders Have Certain Approval or Veto Rights." The guidance in this Issue is effective after June 29, 2005 for general partners of all new limited partnerships formed and for existing limited partnerships for which the partnership agreements are modified. For general partners in all other limited partnerships, the guidance in this Issue is effective beginning January 1, 2006. The Company is currently assessing the effect of adopting this EITF Issue.

    m) Recently Issued Accounting Standards - (continued):


       On June 29, 2005, FASB issued Statement 133 Implementation Issue No. B38, "Embedded Derivatives: Evaluation of Net Settlement with Respect to the Settlement of a Debt Instrument through Exercise of an Embedded Put Option or Call Option." This implementation guidance relates to the potential settlement of the debtor's obligation to the creditor that would occur upon exercise of the put option or call option, which meets the net settlement criterion in FAS 133 paragraph 9(a). The effective date of the implementation guidance is January 1, 2006. The Company is currently assessing the effect of implementing this guidance.

       On June 29, 2005, FASB issued Statement 133 Implementation Issue No. B39, "Application of Paragraph 13(b) to Call Options That Are Exercisable Only by the Debtor." The conditions in FAS 133 paragraph 13(b) do not apply to an embedded call option in a hybrid instrument containing a debt host contract if the right to accelerate the settlement of the debt can be exercised only by the debtor (issuer/borrower). This guidance does not apply to other embedded derivative features that may be present in the same hybrid instrument. The effective date of the implementation guidance is January 1, 2006. The Company is currently assessing the effect of implementing this guidance.

       On September 19, 2005, FASB issued Statement of Position 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts." SOP 05-1 provides guidance on accounting for deferred acquisition costs on internal replacements of insurance and investment contracts other than those specifically described in FASB Statement No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments." The SOP defines an internal replacement as a modification in product benefits, features, rights, or coverage that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. The effective date of the implementation guidance is January 1, 2007. The Company is currently assessing the effect of implementing this guidance.

       On February 16, 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments" ("SFAS 155") an amendment to SFAS 140 and SFAS 133. SFAS 155 permits the Company to elect to measure any hybrid financial instrument at fair value (with changes in fair value recognized in earnings) if the hybrid instrument contains an embedded derivative that would otherwise be required to be bifurcated and accounted for separately under SFAS 133. The election to measure the hybrid instrument at fair value is made on an instrument-by-instrument basis and is irrevocable. SFAS 155 will be effective for all instruments acquired, issued, or subject to a remeasurement event occurring after the beginning of a company's fiscal year that begins after September 15, 2006, with earlier adoption permitted as of the beginning of 2006, provided that financial statements for any interim period of that fiscal year have not been issued.

       The Company has elected to early adopt SFAS 155 effective January 1, 2006. Adoption of SFAS 155 is not expected to have a material effect on the Company's consolidated financial condition or results of operations.

3. Investment Information

    a) Net Investment Income: An analysis of net investment income is as follows (in thousands):

                                                    Years ended December 31,
                                                  ----------------------------
                                                    2005      2004      2003
                                                  --------  --------  --------
Fixed maturities................................. $518,011  $512,526  $510,472
Equity securities................................      152     2,556       331
Mortgage loans...................................   23,521    30,851    31,058
Policy loans.....................................      824       780       744
Cash and short-term investments..................      598       488       903
Other long-term investments......................   43,174     2,334     6,774
                                                  --------  --------  --------
   Total investment income.......................  586,280   549,535   550,282
   Investment expenses...........................   (3,576)   (4,576)   (6,090)
                                                  --------  --------  --------
Net investment income............................ $582,704  $544,959  $544,192
                                                  ========  ========  ========

    b) Investment Gains and Losses: The net realized capital gains (losses) and change in unrealized appreciation (depreciation) of investments for 2005, 2004 and 2003 are summarized below (in thousands):

                                                    Years ended December 31,
                                                 -----------------------------
                                                    2005      2004      2003
                                                 ---------  --------  --------
Realized gains (losses) on investments:
Fixed maturities................................ $  (6,501) $    634  $  3,844
Equity securities...............................      (139)      703     1,156
Mortgage loans..................................        --        --      (722)
Derivatives.....................................      (890)    1,014    (7,502)
Other long-term investments.....................    (1,159)  (17,170)   (3,535)
                                                 ---------  --------  --------
   Realized gains (losses)...................... $  (8,689) $(14,819) $ (6,759)
                                                 =========  ========  ========
Change in net unrealized appreciation
  (depreciation) of investments:
Fixed maturities................................ $(191,225) $ 64,368  $180,242
Equity securities...............................        33      (688)      654
Deferred policy acquisition costs...............    51,946     7,477   (44,555)
Other...........................................        --        --      (165)
                                                 ---------  --------  --------
   Change in net unrealized appreciation
     (depreciation) of investments.............. $(139,246) $ 71,157  $136,176
                                                 =========  ========  ========

       During 2005, 2004 and 2003, gross gains of $24,873,000, $28,807,000 and
       $61,692,000, respectively, and gross losses of $31,374,000, $28,173,000 and $57,848,000, respectively, were realized on dispositions of fixed maturities. The 2005, 2004 and 2003 losses include writedowns of $13,088,000, $5,886,000 and $36,639,000, respectively, for certain securities available for sale, which experienced a decline in value deemed other than temporary.

       During 2005, 2004 and 2003, gross gains of $0, $703,000 and $1,177,000, respectively, and gross losses of $139,000, $0, and $21,000, respectively, were realized on dispositions of equity securities.

    b) Investment Gains and Losses - (continued):


   The following table summarizes the gross unrealized losses and fair value on fixed maturities and equity securities, aggregated by the length of time that individual securities have been in a continuous unrealized loss position, at December 31, 2005 (in thousands):

                                           Greater than 12
                       12 months or less        months             Total
                          Unrealized          Unrealized         Unrealized
                      ------------------- ------------------ ------------------
December 31, 2005     Fair Value $ Losses Fair Value Losses  Fair Value Losses
-----------------     ---------- -------- ---------- ------- ---------- -------
Fixed maturities..... $1,612,673 $39,445   $304,179  $23,246 $1,916,852 $62,691
Equity securities....      4,216     193        800      201      5,016     394
                      ---------- -------   --------  ------- ---------- -------
   Total............. $1,616,889 $39,638   $304,979  $23,447 $1,921,868 $63,085
                      ========== =======   ========  ======= ========== =======

       As of December 31, 2005, the Company held 469 and 3 individual bonds and stock investments that were in an unrealized loss position, of which 64 individual bonds and 1 stock investment were in an unrealized loss position continuously for 12 months or more.

       The Company regularly reviews its investments for possible impairments based on the criteria discussed in Note 2. The determination that a security has incurred an other-than-temporary decline in value and the amount of any loss recognition requires the judgment of the Company's management and a continual review of its investments. As of December 31, 2005, all of the unrealized losses in the table shown above were considered to be temporary based on the results of the review.

    c) Amortized Cost and Fair Value of Fixed Maturities and Equity Securities:
       The amortized cost and fair value of investments in fixed maturities and equity securities at December 31, 2005 and 2004 are as follows (in thousands):

                                               Gross      Gross
                                  Amortized  Unrealized Unrealized
2005                                Cost       Gains      Losses   Fair Value
----                              ---------- ---------- ---------- ----------
Fixed maturities:
   U.S Government and government
     Agencies and authorities.... $   83,692  $ 12,929   $    56   $   96,565
   Foreign Governments...........     67,430    10,686       118       77,998
   States, municipalities and
     political subdivision.......     27,000       308       639       26,669
   Mortgage-backed securities....  1,083,495    22,277    15,121    1,090,651
   All other corporate...........  6,178,732   399,320    46,757    6,531,295
                                  ----------  --------   -------   ----------
Total fixed maturities........... $7,440,349  $445,520   $62,691   $7,823,178
                                  ==========  ========   =======   ==========
Equity securities................ $    6,496  $    397   $   394   $    6,499
                                  ==========  ========   =======   ==========

    c) Amortized Cost and Fair Value of Fixed Maturities and Equity Securities
       - (continued):


                                               Gross      Gross
                                  Amortized  Unrealized Unrealized
2004                                Cost       Gains      Losses   Fair Value
----                              ---------- ---------- ---------- ----------
Fixed maturities:
   U.S Government and government
     Agencies and authorities.... $   80,881  $ 14,737   $     5   $   95,613
   Foreign Governments...........     35,934     3,289        19       39,204
   States, municipalities and
     political subdivision.......     65,719     7,953       603       73,069
   Mortgage-backed securities....    899,067    46,010     4,119      940,958
   All other corporate...........  6,427,577   535,919    29,108    6,934,388
                                  ----------  --------   -------   ----------
Total fixed maturities........... $7,509,178  $607,908   $33,854   $8,083,232
                                  ==========  ========   =======   ==========
Equity securities................ $    1,837  $    140   $   170   $    1,807
                                  ==========  ========   =======   ==========

   The amortized cost and fair value of fixed maturities available for sale at December 31, 2005, by contractual maturity, are shown below (in thousands). Actual maturities could differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

                                                          Amortized
                                                            Cost     Fair Value
                                                          ---------- ----------
Fixed maturity securities, excluding mortgage- backed
  securities:
       Due in one year or less........................... $  245,345 $  246,487
       Due in one year through 5 years...................    761,167    784,957
       Due after five years through ten years............  2,022,528  2,085,598
       Due after ten years...............................  3,327,814  3,615,485
Mortgage-backed securities...............................  1,083,495  1,090,651
                                                          ---------- ----------
   Total fixed maturity securities....................... $7,440,349 $7,823,178
                                                          ========== ==========

    d) Net Unrealized Gains (Losses) on Fixed Maturities and Equity Securities:
       Net unrealized gains (losses) on fixed maturities and equity securities included in accumulated other comprehensive income at December 31 are as follows (in thousands):

                                                  2005       2004       2003
                                               ---------  ---------  ---------
Gross unrealized gains........................ $ 445,917  $ 608,048  $ 557,188
Gross unrealized losses.......................   (63,085)   (34,024)   (46,844)
Deferred policy acquisition costs.............   (53,824)  (105,770)  (113,247)
Deferred income tax expense...................  (112,257)  (161,050)  (134,833)
                                               ---------  ---------  ---------
   Net unrealized gains on securities......... $ 216,751  $ 307,204  $ 262,264
                                               =========  =========  =========

    e) Fixed Maturities Below Investment Grade: At December 31, 2005 and 2004, the fixed maturities held by the Company that were below investment grade had an aggregate amortized cost of $486,517,399 and $531,122,642, respectively, and an aggregate market value of $490,016,604 and $553,047,938, respectively.

    f) Non-income Producing Assets: Non-income producing assets were insignificant to the Company's Statement of Income.

    g) Investments Greater than 10% of Equity: The market value of investments in the following companies exceeded 10% of the Company's total shareholder's equity at December 31, 2005 (in thousands):

       CWBS, Inc            $136,938

    h) Statutory Deposits: Securities with a carrying value of $4,414,874 and $6,458,281 were deposited by the Company under requirements of regulatory authorities as of December 31, 2005 and 2004, respectively.

    i) Mortgage Loans: At December 31, 2005, mortgage loans were collateralized by properties located in 8 geographic regions, with loans totaling approximately 48% of the aggregate carrying value of the portfolio secured by properties located in the Northeast region, 14% by properties located in the West region, 12% by properties located in the Mid-West region and 8% in the Mid-Atlantic region. No more than 6% of the portfolio was secured by properties in any other region. At December 31, 2005, the type of property collateralizing the mortgage loan portfolio was approximately 27% for office, 27% for residential, 19% for retail, 12% for hotel/motel, 9% for industrial, and 6% other.

4. Deferred Policy Acquisition Costs

   The following reflects the deferred policy acquisition costs which will be amortized against future income and the related current amortization charged to income (in thousands):

                                                    Years ended December 31,
                                                  ----------------------------
                                                    2005      2004      2003
                                                  --------  --------  --------
Balance at beginning of year..................... $ 65,126  $ 85,908  $173,205
   Acquisition costs deferred....................    1,216     2,883     4,713
   Amortization charged to income................  (32,425)  (31,142)  (47,455)
   Effect of net unrealized gains/(losses).......   51,946     7,477   (44,555)
                                                  --------  --------  --------
Balance at end of year........................... $ 85,863  $ 65,126  $ 85,908
                                                  ========  ========  ========

5. Policyholder Contract Deposits and Future Policy Benefits

    a) The analysis of the policyholder contract deposit liabilities and future policy benefits at December 31, 2005 and 2004 follows (in thousands):

                                                             2005       2004
                                                          ---------- ----------
Policyholder contract deposits:
   Annuities............................................. $4,074,247 $4,356,244
   Guaranteed investments contracts (GICs)...............    319,362    356,245
   Universal life........................................    112,495    113,913
   Corporate-owned life insurance........................     35,649     34,111
   Other investment contracts............................     51,160     53,418
                                                          ---------- ----------
                                                          $4,592,913 $4,913,931
                                                          ========== ==========

                                                             2005       2004
                                                          ---------- ----------
Future policy benefits:
   Ordinary life......................................... $   19,864 $   18,946
   Group life............................................     26,761     26,849
   Life contingent annuities.............................  1,483,098  1,358,569
   Terminal funding......................................  1,126,475  1,120,582
   Accident and health...................................     40,219     44,079
                                                          ---------- ----------
                                                          $2,696,417 $2,569,025
                                                          ========== ==========

    b) The liability for policyholder contract deposits has been established based on the following assumptions:

      (i) Interest rates credited on deferred annuities vary by year of issuance and range from 3.0 percent to 6.3 percent. Credited interest rate guarantees are generally for a period of one year. Withdrawal charges generally range from 0 percent to 6.0 percent grading to zero over a period of 0 to 7 years.

     (ii) GICs have market value withdrawal provisions for any funds withdrawn other than benefit responsive payments. Interest rates credited generally range from 3.0 percent to 7.6 percent and maturities range from 2 to 6 years. The average maturity of these GICs is 2 years.

    (iii) Interest rates on corporate-owned life insurance business are guaranteed at 4.0 percent and the weighted average rate credited in 2005 was 5.3 percent.

     (iv) The universal life funds, exclusive of corporate-owned life insurance business, have credited interest rates of 4.5 percent to 5.9 percent and guarantees ranging from 4.0 percent to 5.5 percent depending on the year of issue. Additionally, universal life funds are subject to surrender charges that amount to 3.0 percent of the fund balance and grade to zero over a period not longer than 20 years.

    c) The liability for future policy benefits has been established based upon the following assumptions:

      (i) Interest rates (exclusive of immediate/terminal funding annuities), which vary by year of issuance and products, range from 3.0 percent to 8.0 percent. Interest rates on immediate/terminal funding annuities are at a maximum of 7.5 percent and grade to not less than
          1.0 percent.

     (ii) Mortality and withdrawal rates are based upon actual experience modified to allow for variations in policy form. The weighted average lapse rate for individual life, including surrenders, approximated
          21.4 percent.

6. Reserves for Guaranteed Benefits

   Details concerning the Company's guaranteed minimum death benefit (GMDB) exposure as of December 31, 2005 and 2004 were as follows:

                                                     Return of Net Deposits
                                                      Plus a Minimum Return
                                                      (dollars in millions)
                                                       2005          2004
                                                   ------------- -------------
Account value..................................... $         190 $         190
Net amount at risk /(a)/..........................             8            11
Average attained age of contract holders..........            62            66
Range of GMDB increase rates /(b)/................  0.00%-10.00%  0.00%-10.00%

  /(a)/ Net amount at risk represents the guaranteed benefit exposure in excess of the current account value if all contract holders died at the same balance sheet date.

  /(b)/ Reinsured with top rated carriers.

The following summarizes the reserve for guaranteed benefits on variable contracts, which is reflected in the general account and reported in reserves for fixed annuity contracts on the consolidated balance sheet:

                                                                 (In thousands)
                                                                 2005    2004
                                                                 ----   -----
Balance at January 1/(c)/....................................... $ 50   $  81
Guaranteed benefits incurred....................................   70     225
Guaranteed benefits paid........................................  (20)   (256)
                                                                 ----   -----
Balance at December 31.......................................... $100   $  50

  /(c)/ Included is the one-time cumulative effect of accounting change resulting from the adoption of SOP 03-01.

   The following assumptions and methodology were used to determine the reserve for guaranteed benefits at December 31, 2005 and 2004:

  .   Data used was 1,000 stochastically generated investment performance scenarios.
  .   Mean investment performance assumption was 10%.
  .   Volatility assumption was 16%.
  .   Mortality was assumed to be 87.5% of the 1983a table.
  . Lapse rates vary by contract type and duration and range from 5% to 25% with an average of 15%.
  .   The discount rate was 8%.

7. Income Taxes

    a) Income tax liabilities were as follows (in thousands):

                                                                Years ended
                                                               December 31,
                                                            ------------------
                                                              2005      2004
                                                            --------  --------
Current tax receivables.................................... $ 23,482  $ 26,343
Deferred tax (liability) asset.............................  (75,013)  (99,518)
                                                            --------  --------
   Income taxes (payable) receivable....................... $(51,531) $(73,175)
                                                            ========  ========

   The components of deferred tax assets and liabilities were as follows (in thousands):

                                                                Years ended
                                                               December 31,
                                                            ------------------
                                                              2005      2004
                                                            --------  --------
Deferred tax assets:
   Policy reserves......................................... $ 46,981  $ 64,333
   Basis differential of investments.......................    2,721     5,699
   Other...................................................    1,789     2,137
                                                            --------  --------
                                                            $ 51,491  $ 72,169
                                                            --------  --------
Deferred tax liabilities:
   Net unrealized gains on debt and equity and equity
     securities available for sale......................... $112,257  $162,317
   Deferred policy acquisition costs.......................   11,568     5,546
   Other...................................................    2,679     3,824
                                                            --------  --------
                                                            $126,504  $171,687
                                                            --------  --------
Net deferred tax liabilities............................... $(75,013) $(99,518)
                                                            ========  ========

    b) Under prior federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "policyholders' surplus". At December 31, 2004, the Company had approximately $2.9 million of policyholders' surplus on which deferred tax liability has not been provided, as federal income taxes are not required unless it is distributed as a dividend, or recognized under other specified conditions. The American Jobs Creation Act of 2004 modified federal income tax law to allow life insurance companies to distribute amounts from policyholders' surplus during 2005 and 2006 without incurring federal income tax on the distributions. During 2005, the Company distributed cash dividends of $50 million, thereby eliminating its policyholders' surplus account and its exposure to federal income taxation.

    c) The provision for income taxes differs from the amount of income tax determined by applying the applicable U.S. statutory federal income tax rate of 35% to pretax income as a result of the following differences (in thousands):

                                                      Years ended December 31,
                                                     -------------------------
                                                       2005     2004     2003
                                                     -------  -------  -------
Income tax expense at statutory percentage of GAAP
  pretax income..................................... $82,373  $52,496  $47,649
State income tax....................................     803      510      892
Dividends received deduction........................    (131)      --       --
Prior year correction...............................     (53)    (696)    (549)
Other...............................................      76       62     (120)
                                                     -------  -------  -------
   Income tax expense............................... $83,068  $52,372  $47,872
                                                     =======  =======  =======

    d) The Internal Revenue Service (IRS) is currently examining the Parent's tax return for the tax years 1991 to 2002. Although the final outcome of any issues raised in examination is uncertain, the Parent Company believes that the ultimate liability, including interest, will not materially exceed amounts recorded in the consolidated financial statements. The Company has a written agreement with AIG under which each subsidiary agrees to pay AIG an amount equal to the consolidated federal income tax expense, multiplied by the ratio that the subsidiary's separate return tax liability bears to the consolidated tax liability, plus one hundred percent of the excess of the subsidiary's separate return tax liability over the allocated consolidated tax liability. AIG agrees to pay each subsidiary for the tax benefits, if any, of net operating losses and tax credits which are not usable by the subsidiary but which are used by other members of the consolidated group.

8. Commitments and Contingencies

   The Company is party to various lawsuits and proceedings arising in the ordinary course of business. Based upon information presently available, the Company believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on the Company's results of operations and financial position. However, it should be noted that the frequency of large damage awards, including large punitive damage awards, that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions continues to create the potential for an unpredictable judgment in any given suit.

   The Company had $27.4 million and $27.5 million of unfunded commitments for its investments in limited partnerships at December 31, 2005 and 2004, respectively.

   On February 9, 2006, American International Group, Inc. (AIG) announced that it has reached a resolution of claims and matters under investigation with the United States Department of Justice (DOJ), the Securities and Exchange Commission (SEC), the Office of the New York Attorney General (NYAG) and the New York State Department of Insurance (DOI). The settlements resolve outstanding litigation filed by the SEC, NYAG and DOI against AIG and conclude negotiations with these authorities and the DOJ in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of the settlement, the Company will need to obtain permission from the SEC to continue to provide its variable annuities. While the SEC has granted this type of relief to others in the past in similar circumstances, there is no assurance that this permission would be granted. Accordingly, no assurance can be given that any further changes in circumstances for AIG will not impact the Company.

9. Derivative Financial Instruments

    a) Use of Derivative Financial Instruments:

       The Company's use of derivative financial instruments is generally limited to interest rate and currency swap agreements, and, at times, options to enter into interest rate swap agreements (call and put swaptions). The Company is neither a dealer nor a trader in derivative financial instruments.

    b) Interest Rate and Currency Swap Agreements:

       Interest rate swap agreements are used to convert specific investment securities from a floating to a fixed rate basis, or vice versa, and to hedge against the risk of declining interest rates on anticipated security purchases. Interest rate swaps involved in qualifying hedging relationships in which the Company agrees to pay a fixed rate and receive a floating rate are accounted for as fair value hedges. Interest rate swaps involved in qualifying hedging relationships in which the Company agrees to pay a floating rate and receive a fixed rate are accounted for as cash flow hedges.

       Currency swap agreements are used to convert cash flows from specific investment securities denominated in foreign currencies into U.S. dollars at specific exchange rates and to hedge against currency rate fluctuation on anticipated security purchases.

       The difference between amounts paid and received on swap agreements involved in qualifying hedging relationships is recorded on an accrual basis as an adjustment to realized gains/loss over the periods covered by the agreements. The related amount payable to or receivable from counterparties is included in derivative liabilities or assets.

       The Company believes its hedging activities have been and remain economically effective, but do not currently qualify for hedge accounting. The impact of fair value adjustments on derivatives which do not qualify for hedge accounting have been recorded in net realized capital gains (losses). Swap agreements generally have terms of two to ten years.

       Interest rate and currency swap agreements at December 31 were as follows (in millions):

                                                                 2005    2004
                                                                ------  ------
Liability Swaps
Interest rate swap agreements to receive floating rate:
   Notional amounts............................................ $  175  $  175
   Fair Value..................................................    0.3    (6.6)
Asset Swaps
Currency swap agreements (received U.S. dollars/pay Canadian dollars):
   Notional amounts (in U.S. dollars).......................... $   30  $   30
   Fair Value..................................................  (16.5)  (13.1)
Currency swap agreements (received U.S. dollars/pay Euro
  dollars):
   Notional amounts (in U.S. dollars).......................... $    5  $    5
   Fair Value..................................................   (0.8)   (1.7)
Currency swap agreements (received U.S. dollars/pay Australian dollars):
   Notional amounts (in U.S. dollars).......................... $    5  $    5
   Fair Value..................................................    (.0)   (0.3)

    c) Risks Inherent In the Use of Derivatives:

       Risks inherent in the use of derivatives include market risk, credit risk in the event of non-performance by counterparties, and mismatch risk. Exposure to market risk is mitigated by the fact that all derivatives contracts are executed as effective hedges, the financial effects of which are offset by another financial instrument (investment securities or index-based policy liabilities.) Counterparty credit exposure is limited by entering into agreements with affiliated counterparties or unaffiliated counterparties having high credit ratings. Affiliated counterparties are guaranteed by AIG and unaffiliated counterparty credit ratings are monitored on a regular basis.

       Mismatch risk is the risk that hedges are executed improperly or become ineffective over the term of the contracts. Procedures have been implemented at AIG Global Investment Group, the Company's affiliated investment advisor, and within the Company to prevent and detect such mismatches.

10.Fair Value of Financial Instruments

    a) Statement of Financial Accounting Standards No. 107 "Disclosures about Fair Value of Financial Instruments" ("FASB 107") requires disclosure of fair value information about financial instruments for which it is practicable to estimate such fair value. In the measurement of the fair value of certain of the financial instruments, where quoted market prices were not available, other valuation techniques were utilized. These fair value estimates are derived using internally developed valuation methodologies based on available and observable market information.

       The fair value and carrying amounts of financial instruments are as follows (in thousands):

                                                            Fair      Carrying
2005                                                        Value      Value
----                                                      ---------- ----------
Cash and short-term investments.......................... $   34,770 $   34,770
Fixed maturities.........................................  7,823,178  7,823,178
Equity securities........................................      6,499      6,499
Mortgage and policy loans................................    394,277    369,410
Investment contracts.....................................  4,381,365  4,444,043
Other long-term investments..............................     45,046     45,046
Assets and liabilities related to separate accounts......    191,660    191,660
Derivative assets........................................        292        292
Derivative liabilities...................................     17,318     17,318

                                                            Fair      Carrying
2004                                                        Value      Value
----                                                      ---------- ----------
Cash and short-term investments.......................... $   17,439 $   17,439
Fixed maturities.........................................  8,083,232  8,083,232
Equity securities........................................      1,807      1,807
Mortgage and policy loans................................    402,558    380,010
Investment contracts.....................................  4,977,664  4,712,489
Other long-term investments..............................     42,127     42,127
Assets and liabilities related to separate accounts......    204,782    204,782
Derivative liabilities...................................     21,933     21,933

    b) The following methods and assumptions were used by the Company in estimating the fair value of the financial instruments presented:

       Cash and short-term investments: The carrying amounts reported in the balance sheet for these instruments approximate fair value.

       Fixed maturity securities: Fair value is based principally on independent pricing services, broker quotes and other independent information. For securities that do not have readily determinable market prices, the Company estimates their fair value with internally prepared valuations (including those based on estimates of future profitability). Otherwise, the Company uses its most recent purchases and sales of similar unquoted securities, independent broker quotes or comparison to similar securities with quoted prices when possible to estimate the fair value of those securities.

   Equity securities: Fair values for equity securities were based upon quoted market prices.

   Mortgage loans on real estate and policy loans: Where practical, the fair values of loans on real estate were estimated using discounted cash flow calculations based upon the Company's current incremental lending rates for similar type loans. The fair value of policy loans were estimated to approximate carrying value.

   Investment contracts: For guaranteed investment contracts, income annuities and other similar contracts without life contingencies, estimated fair values are derived using discounted cash flow calculations based upon interest rates currently being offered for similar contracts consistent with those remaining for the contracts being valued.

   Other long-term investments: Fair value of other invested assets is based upon the fair value of the net assets of these investments as determined by the general partners.

   Assets and liabilities related to separate accounts: Separate and variable accounts are carried at the quoted market value of the underlying securities. The liabilities for these accounts are equal to the account assets.

   Derivatives: Fair values for derivative assets and liabilities were based upon quoted market prices.

11.Shareholder's Equity

   The Company may not distribute dividends to its Parent without prior approval of regulatory agencies. Generally, this limits the payment of such dividends to an amount which, in the opinion of the regulatory agencies, is warranted by the financial condition of the Company. The maximum shareholder dividend, which can be paid without prior regulatory approval, is limited to an amount that is based on restrictions relating to statutory surplus. There were dividends paid in the amount of $50,000,000 and $0, in 2005 and 2004, respectively.

12.Employee Benefits

   Currently all of the Company's employees participate in various benefit plans sponsored by AIG, including a noncontributory qualified defined benefit retirement plan, various stock option and purchase plans, a 401(k) plan and a post retirement benefit program for medical care and life insurance. AIG's U.S. plans do not separately identify projected benefit obligations and plan assets attributable to employees of participating affiliates.

13.Reinsurance

    a) The Company reinsures portions of its life and accident and health insurance risks with unaffiliated companies. Life insurance risks are reinsured primarily under coinsurance and yearly renewable term treaties. Accident and health insurance risks are reinsured primarily under coinsurance, excess of loss and quota share treaties. Amounts recoverable from reinsurers are estimated in a manner consistent with the assumptions used for the underlying policy benefits and are presented as a component of reinsurance assets. A contingent liability exists with respect to reinsurance ceded to the extent that any reinsurer is unable to meet the obligations assumed under the reinsurance agreements.

   The Company also reinsures portions of its life and accident and health insurance risks with affiliated companies (see Note 14). The effect of all reinsurance contracts, including reinsurance assumed, is as follows (in thousands):

                                             Premiums and Other Considerations
                                   Life     -----------------------------------
December 31, 2005              Insurance in           Accident
-----------------                 Force       Life   and Health Annuity  Total
                               ------------ -------  ---------- ------- -------
Direct........................   3,129,817   52,946    36,021   208,071 297,038

   Assumed - Nonaffiliated....     792,567    1,512        --        --   1,512
   Assumed - Affiliated.......         215       --        --        --      --
                                ----------  -------    ------   ------- -------
Total Assumed.................     792,782    1,512        --        --   1,512


   Ceded - Nonaffiliated......     497,656    2,133       644       301   3,078
   Ceded - Affiliated.........         825       36    23,476        --  23,512
                                ----------  -------    ------   ------- -------
Total Ceded...................     498,481    2,169    24,120       301  26,590
                                ----------  -------    ------   ------- -------
Net...........................   3,424,118   52,289    11,901   207,770 271,960
                                ==========  =======    ======   ======= =======

                                             Premiums and Other Considerations
                                   Life     -----------------------------------
December 31, 2004              Insurance in           Accident
-----------------                 Force       Life   and Health Annuity  Total
                               ------------ -------  ---------- ------- -------
Direct........................  40,437,034  158,880    48,518   246,866 454,264

   Assumed - Nonaffiliated....   1,045,988    2,353        --        --   2,353
   Assumed - Affiliated.......         299       --        --        --      --
                                ----------  -------    ------   ------- -------
Total Assumed.................   1,046,287    2,353        --        --   2,353


   Ceded - Nonaffiliated......     576,871    2,602     7,075       317   9,994
   Ceded - Affiliated.........         785      (58)   22,496        --  22,438
                                ----------  -------    ------   ------- -------
Total Ceded...................     577,656    2,544    29,571       317  32,432
                                ----------  -------    ------   ------- -------
Net...........................  40,905,665  158,689    18,947   246,549 424,185
                                ==========  =======    ======   ======= =======

                                             Premiums and Other Considerations
                                    Life     ----------------------------------
December 31, 2003               Insurance in          Accident
-----------------                  Force      Life   and Health Annuity  Total
                                ------------ ------- ---------- ------- -------
Direct.........................  37,356,256  144,772   42,957   237,875 425,604

   Assumed - Nonaffiliated.....   1,105,544    3,433      230        --   3,663
   Assumed - Affiliated........         500       --       --        --      --
                                 ----------  -------   ------   ------- -------
Total Assumed..................   1,106,044    3,433      230        --   3,663


   Ceded - Nonaffiliated.......     610,020    3,009   13,845       397  17,251
   Ceded - Affiliated..........         845    1,593   20,015        --  21,608
                                 ----------  -------   ------   ------- -------
Total Ceded....................     610,865    4,602   33,860       397  38,859
                                 ----------  -------   ------   ------- -------
Net............................  37,851,435  143,603    9,327   237,478 390,408
                                 ==========  =======   ======   ======= =======

    b) Reinsurance recoveries, which reduced death and other benefits, approximated $12,044,000 and $19,552,000 respectively, for the years ended December 31, 2005 and 2004.

       The Company's reinsurance arrangements do not relieve it from its direct obligation to its insured. Thus, a credit exposure exists with respect to reinsurance ceded to the extent that any reinsurer is unable to meet the obligations assumed under the reinsurance agreements.

14.Transactions with Related Parties

    a) The Company is party to several reinsurance agreements with its affiliates covering certain life and accident and health insurance risks. Premium income and commission ceded to affiliates amounted to $23,512,000 and $3,564,000, respectively, for the year ended
       December 31, 2005. Premium income and commission ceded for 2004 amounted to $22,438,000 and $3,411,000, respectively. Premium income and commission ceded for 2003 amounted to $21,608,000 and $2,397,000, respectively.

       In 2003, the Company commuted a ceded reinsurance treaty with Lexington Insurance Company that was fully offset by commuting an assumed reinsurance treaty with Metropolitan Life Insurance Company, resulting in no net impact to the Company's results of operations or financial position.

    b) The Company provides life insurance coverage to employees of the Parent and its domestic subsidiaries in connection with the Parent's employee benefit plans. The statement of income includes $13,619,000 in premiums relating to this business for 2005, $13,302,000 for 2004, and $11,399,000 for 2003.

    c) The Company is party to several cost sharing agreements with its affiliates. Generally, these agreements provide for the allocation of costs upon either the specific identification basis or a proportional cost allocation basis which management believes to be reasonable. For the years ended December 31, 2005, 2004 and 2003, the Company was charged $13,585,000, $13,126,000 and $10,589,000, respectively, for expenses attributed to the Company but incurred by affiliates.

    d) The Company's insurance policy obligations are guaranteed by National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union"), a subsidiary of AIG. This guarantee is unconditional and irrevocable as to outstanding obligations, and the Company's contractholders have the right to enforce the guarantee directly against National Union. National Union's statutory financial statements are contained in the Company's variable product registration statements filed with SEC. Additionally, National Union files statutory annual and quarterly reports with the Pennsylvania Insurance Department, where such reports are available to the public.

       The Company expects that the National Union guarantee will be terminated within the next year. However, the insurance obligations on contracts issued prior to termination of the National Union guarantee would continue to be covered by the guarantee, including obligations arising from purchase payments received after termination, until satisfied in full.

                      NATIONAL UNION FIRE INSURANCE COMPANY
                               OF PITTSBURGH, PA.

                                NAIC CODE: 19445

                      STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                      NATIONAL UNION FIRE INSURANCE COMPANY
                               OF PITTSBURGH, PA.

                      STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                TABLE OF CONTENTS

Report of Independent Auditors ..................................     2

Statements of Admitted Assets ...................................     3

Statements of Liabilities, Capital and Surplus ..................     4

Statements of Income and Changes in Capital and Surplus .........     5

Statements of Cash Flow .........................................     6

Notes to Statutory Basis Financial Statements ...................     7

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholder of National Union Fire Insurance Company of Pittsburgh, PA.

We have audited the accompanying statutory statements of admitted assets and liabilities, capital and surplus of National Union Fire Insurance Company of Pittsburgh, PA. (the "Company") as of December 31, 2005 and 2004, and the related statutory statements of income and changes in capital and surplus, and of cash flow, for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2005 and 2004, or the results of its operations or its cash flow for the years then ended.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the years then ended, on the basis of accounting described in Notes 1 and 2 to the financial statements.

PricewaterhouseCoopers LLP
New York, NY
April 27, 2006

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                          STATEMENTS OF ADMITTED ASSETS

                                 STATUTORY BASIS

                        AS OF DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

AS OF DECEMBER 31,                                                                                           2005          2004
                                                                                                         ------------  ------------
Cash and Invested Assets:
  Bonds, principally at amortized cost (NAIC market value: 2005 - $11,028,298; 2004 - $9,570,573)        $ 10,806,319  $  9,305,455
  Stocks:
     Common stocks, at NAIC market value (Cost: 2005 - $2,760,035; 2004 - $2,736,085)                       6,445,976     5,869,968
     Non-redeemable preferred stocks, at NAIC market value (Cost: 2005 - $2,110,012; 2004 - $2,259,718)     2,110,150     2,259,870
  Other invested assets, primarily at equity (Cost: 2005 - $978,354; 2004 - $778,680)                       1,425,397     1,051,860
  Short-term investments, at amortized cost (approximates NAIC market value)                                  168,815       109,446
  Securities lending collateral                                                                                83,903        43,883
  Cash                                                                                                         50,752       115,855
  Receivable for securities                                                                                         -        20,336
                                                                                                         ------------  ------------
       TOTAL CASH AND INVESTED ASSETS                                                                    $ 21,091,312  $ 18,776,673
                                                                                                         ------------  ------------

Investment income due and accrued                                                                             193,851       132,033
Agents' balances or uncollected premiums:
  Premiums in course of collection                                                                            705,461       637,680
  Premiums and installments booked but deferred and not yet due                                             1,460,490     1,216,506
  Accrued retrospective premiums                                                                               29,300         8,146
Amounts billed and receivable from high deductible policies                                                   333,315       387,572
Reinsurance recoverable on loss payments                                                                      419,911       258,992
Funds held by or deposited with reinsurers                                                                     25,026       170,139
Deposit accounting assets                                                                                   1,410,584     1,729,756
Deposit accounting assets - funds held                                                                        457,042       448,279
Federal and foreign income taxes recoverable from parent                                                      763,168       630,958
Net deferred tax assets                                                                                       385,906       379,832
Receivable from parent, subsidiaries and affiliates                                                           826,889       571,351
Equities in underwriting pools and associations                                                               609,772       526,124
Other admitted assets                                                                                         133,600       356,466
                                                                                                         ------------  ------------
       TOTAL ADMITTED ASSETS                                                                             $ 28,845,627  $ 26,230,507
                                                                                                         ============  ============

                See Notes to Statutory Basis Financial Statements

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 STATEMENTS OF LIABILITIES, CAPITAL AND SURPLUS

                                 STATUTORY BASIS

                        AS OF DECEMBER 31, 2005 AND 2004

                    (000'S OMITTED EXCEPT SHARE INFORMATION)

 AS OF DECEMBER 31,                                                      2005              2004
----------------------------------------------------------------     ------------      ------------
                                   Liabilities

Reserves for losses and loss adjustment expenses                     $ 11,786,300      $  9,811,368
Unearned premium reserves                                               4,291,224         4,142,837
Commissions, premium taxes, and other expenses payable                    278,031           289,329
Reinsurance payable on paid loss and loss adjustment expenses             153,630           273,785
Funds held by company under reinsurance treaties                          267,740           275,189
Provision for reinsurance                                                 201,761           334,696
Ceded reinsurance premiums payable, net of ceding commissions             429,327            66,516
Retroactive reinsurance reserves - assumed                                 34,720            11,270
Retroactive reinsurance reserves - ceded                                  (68,657)          (86,065)
Deposit accounting liabilities                                            513,961           691,335
Deposit accounting liabilities - funds held                             1,062,338         1,149,918
Securities lending payable                                                 83,903            43,883
Collateral deposit liability                                              533,851           484,435
Payable to parent, subsidiaries and affiliates                            886,989         1,190,865
Other liabilities                                                         270,346           174,325
                                                                     ------------      ------------
  TOTAL LIABILITIES                                                  $ 20,725,464      $ 18,853,686
                                                                     ------------      ------------

                               Capital and Surplus

Common capital stock, $5.00 par value, 1,000,000 shares
   authorized; 895,750 shares issued and outstanding                        4,479             4,479
Capital in excess of par value                                          2,694,092         2,494,262
Unassigned surplus                                                      5,349,702         4,791,970
Special surplus funds from retroactive reinsurance                         71,890            86,110
                                                                     ------------      ------------
  TOTAL CAPITAL AND SURPLUS                                             8,120,163         7,376,821
                                                                     ------------      ------------
 TOTAL LIABILITIES, CAPITAL, AND SURPLUS                             $ 28,845,627      $ 26,230,507
                                                                     ============      ============

                See Notes to Statutory Basis Financial Statements

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

             STATEMENTS OF INCOME AND CHANGES IN CAPITAL AND SURPLUS

                                 STATUTORY BASIS

                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

FOR THE YEARS ENDED DECEMBER 31,                                                 2005          2004
---------------------------------------------------------------------------  -----------   -----------

                              Statements of Income

Underwriting Income:
  Premiums earned                                                            $ 7,035,963   $ 6,592,662
                                                                             -----------   -----------

Underwriting Deductions:
  Losses incurred                                                              5,207,675     4,943,210
  Loss adjustment expenses incurred                                            1,138,284       755,384
  Other underwriting expenses incurred                                         1,401,165     1,369,229
                                                                             -----------   -----------
Total Underwriting Deductions                                                  7,747,124     7,067,823
                                                                             -----------   -----------
NET UNDERWRITING LOSS                                                           (711,161)     (475,161)
                                                                             -----------   -----------

Investment Income:
  Net investment income earned                                                   747,551       826,487
  Net realized capital gains (net of capital
   gains taxes: 2005 - $24,064; 2004 - $24,340)                                   44,691        45,202
                                                                             -----------   -----------
NET INVESTMENT GAIN                                                              792,242       871,689
                                                                             -----------   -----------

Net loss from agents' or premium balances charged-off                           (153,838)      (45,160)
Other gain                                                                        96,755        76,169
                                                                             -----------   -----------
NET INCOME AFTER CAPITAL GAINS TAXES AND BEFORE FEDERAL INCOME TAXES              23,998       427,537
Federal income tax expense (benefit)                                            (107,916)      101,147
                                                                             -----------   -----------
    NET INCOME                                                               $   131,914   $   326,390
                                                                             ===========   ===========

                         Changes in Capital and Surplus

Capital and Surplus, as of December 31, Previous Year                        $ 7,376,821   $ 6,899,256
  Adjustment to beginning surplus                                               (205,585)     (545,684)
                                                                             -----------   -----------
CAPITAL AND SURPLUS, AS OF JANUARY 1,                                          7,171,236     6,353,572
                                                                             -----------   -----------

Changes in capital and surplus:
  Net income                                                                     131,914       326,390
  Change in net unrealized capital gains [net of capital gains
   taxes: 2005 - $(18,068); 2004 - $43,543]                                      697,684       529,835
  Change in net deferred income taxes                                             46,237       298,938
  Change in non-admitted assets                                                  (88,388)      (91,499)
  Change in provision for reinsurance                                            132,935        42,397
  Paid in surplus                                                                199,830       143,782
  Cash dividends to stockholder                                                  (97,750)     (207,199)
  Other surplus adjustments                                                            -       (39,660)
  Foreign exchange translation                                                   (73,535)       20,265
                                                                             -----------   -----------
    TOTAL CHANGES IN CAPITAL AND SURPLUS                                         948,927     1,023,249
                                                                             -----------   -----------
 CAPITAL AND SURPLUS, AS OF DECEMBER 31,                                     $ 8,120,163   $ 7,376,821
                                                                             ===========   ===========

                See Notes to Statutory Basis Financial Statements

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                             STATEMENTS OF CASH FLOW

                                 STATUTORY BASIS

                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

FOR THE YEARS ENDED DECEMBER 31,                                      2005          2004
-----------------------------------------------------------      ------------  ------------
                              Cash From Operations

Premiums collected, net of reinsurance                           $  7,217,780  $  7,010,374
Net investment income                                                 720,255       831,974
Miscellaneous income (expense)                                        (57,062)       31,571
                                                                 ------------  ------------
  SUB-TOTAL                                                         7,880,973     7,873,919
                                                                 ------------  ------------
Benefit and loss related payments                                   3,931,978       (65,276)
Commission and other expense paid                                   2,113,308     1,864,377
Dividends paid to policyholders                                           927           634
Change in federal income taxes                                         47,537       675,868
                                                                 ------------  ------------
  NET CASH FROM OPERATIONS                                          1,787,223     5,398,316
                                                                 ------------  ------------

                              Cash From Investments

Proceeds from investments sold, matured, or repaid
  Bonds                                                             2,374,908     2,314,128
  Stocks                                                              677,784       550,433
  Other                                                             3,296,328     4,193,343
                                                                 ------------  ------------
  TOTAL PROCEEDS FROM INVESTMENTS SOLD, MATURED, OR REPAID          6,349,020     7,057,904
                                                                 ------------  ------------

Cost of Investments Acquired
  Bonds                                                             3,915,482     5,009,144
  Stocks                                                              521,240       459,758
  Other                                                             3,256,822     4,240,241
                                                                 ------------  ------------
  TOTAL COST OF INVESTMENTS ACQUIRED                                7,693,544     9,709,143
                                                                 ------------  ------------
  NET CASH (USED IN) INVESTING ACTIVITIES                          (1,344,524)   (2,651,240)
                                                                 ------------  ------------

                  Cash From Financing and Miscellaneous Sources

Capital and Surplus paid-in, less treasury stock                            -       143,782
Dividends to stockholder                                             (146,977)     (206,320)
Net deposit on deposit-type contracts and other insurance              45,455      (677,632)
Other                                                                (346,911)   (2,021,066)
                                                                 ------------  ------------
  NET CASH (USED IN) FINANCING AND MISCELLANEOUS ACTIVITIES          (448,433)   (2,761,236)
                                                                 ------------  ------------
  NET CHANGE IN CASH AND SHORT-TERM INVESTMENTS                        (5,734)      (14,160)
Cash and short-term Investments:
  Beginning of year                                                   225,301       239,461
                                                                 ------------  ------------
  END OF YEAR                                                    $    219,567  $    225,301
                                                                 ============  ============

                See Notes to Statutory Basis Financial Statements

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT STATUTORY BASIS ACCOUNTING POLICIES

A.    ORGANIZATION

      The National Union Fire Insurance Company of Pittsburgh, PA. (the "Company") is a direct wholly-owned subsidiary of the American International Group, Inc. (the "Parent" or "AIG").

      The Company writes substantially all lines of property and casualty insurance with an emphasis on U.S. commercial business. In addition to writing substantially all classes of business insurance, including large commercial or industrial property insurance, excess liability, inland marine, environmental, workers' compensation and excess and umbrella coverages, the Company offers many specialized forms of insurance such as aviation, accident and health, equipment breakdown, directors and officers liability (D&O), difference in conditions, kidnap-ransom, export credit and political risk, and various types of errors and omissions coverages. Through AIG's risk management operation, the Company provides insurance and risk management programs to large corporate customers, while through AIG's risk finance operation the Company is a leading provider in customized structured products.

      The Company accepts business mainly from insurance brokers, enabling selection of specialized markets and retention of underwriting control. Any licensed insurance broker is able to submit business to the Company, but such broker usually has no authority to commit the Company to accept the risk. In addition, the Company utilizes certain managing general agents and third party administrators for policy issuance and administration, underwriting, and claims adjustment services.

      The Company has significant transactions with the Parent and affiliates. In addition, the Company participates in an inter-company pooling agreement with certain affiliated companies (see Note 5).

B.    SUMMARY OF SIGNIFICANT STATUTORY BASIS ACCOUNTING POLICIES

      PRESCRIBED OR PERMITTED STATUTORY ACCOUNTING PRACTICES:

      The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania.

      The Insurance Department of the Commonwealth of Pennsylvania recognizes only statutory accounting practices prescribed or permitted by the Commonwealth of Pennsylvania for determining and reporting the financial position and results of operations of an insurance company and for the purpose of determining its solvency under the Pennsylvania Insurance Law. The National Association of Insurance Commissioners Accounting Practices and Procedures Manual ("NAIC SAP") has been adopted as a component of prescribed practices by the Commonwealth of Pennsylvania. The Commissioner of Insurance has the right to permit other specific practices that deviate from prescribed practices.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

      The Insurance Department of the Commonwealth of Pennsylvania has adopted the following accounting practices that differ from those found in NAIC SAP. Specifically, the prescribed practice of discounting of workers compensation reserves on a non-tabular basis (in NAIC SAP, discounting of reserves is not permitted on a non tabular basis) and the permitted practice that Schedule F is prepared on a New York basis, including New York Regulation 20 reinsurance credits for calculating the provision for unauthorized reinsurance (in NAIC SAP, New York Regulation 20 reinsurance credits are not permitted).

      A reconciliation of the Company's net income and capital and surplus between NAIC SAP and practices prescribed and permitted by the Commonwealth of Pennsylvania is shown below:

                     DECEMBER 31,                    2005         2004
      -----------------------------------------  -----------   -----------

      NET INCOME, PENNSYLVANIA INSURANCE
      DEPARTMENT                                 $   131,914   $   326,390
      State Practices - (Deduction) Income:
         Non-Tabular Discounting                    (403,719)      (46,613)
                                                 -----------   -----------
      NET (LOSS) INCOME, NAIC SAP                $  (271,805)  $   279,777
                                                 ===========   ===========

      STATUTORY SURPLUS, PENNSYLVANIA INSURANCE
      DEPARTMENT                                 $ 8,120,163   $ 7,376,821
      State Practices - (Charge) Credit:
         Non-Tabular Discounting                    (594,958)     (191,239)
         Reinsurance Credits                        (212,192)     (201,318)
                                                 -----------   -----------
      STATUTORY SURPLUS, NAIC SAP                $ 7,313,013   $ 6,984,264
                                                 ===========   ===========

      In addition to the aforementioned matters, the Commissioner has permitted the Company to utilize the independent audit of the Company's Parent (the consolidated upstream holding company) to support the requirement for audited U.S. GAAP equity of the investments in non insurance and foreign insurance entities. The Commissioner has also permitted the Company to utilize audited financial statements prepared on a basis of accounting other than U.S. GAAP, to value investments in joint ventures, limited partnerships and hedge funds.

      STATUTORY ACCOUNTING PRACTICES AND GENERALLY ACCEPTED ACCOUNTING
      PRINCIPLES:

      NAIC SAP is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America ("GAAP"). NAIC SAP varies in certain respects from GAAP. A description of these accounting differences is set forth below:

      Under GAAP:

      a. Costs incidental to acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are deferred and amortized over the periods covered by the underlying policies or reinsurance agreements;

      b. Statutory basis reserves, such as non-admitted assets and unauthorized reinsurance are restored to surplus;

      c. The equity in earnings of affiliates with ownership between 20.0% and 50.0% is included in net income, and investments in subsidiaries with greater than 50.0% ownership are consolidated;

      d.    Estimated undeclared dividends to policyholders are accrued;

      e. The reserves for losses and loss adjustment expense (LAE) and unearned premium reserves are presented gross of ceded reinsurance by establishing a reinsurance asset;

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

      f. Debt and equity securities deemed to be available for sale or trading are reported at fair value. The difference between the cost and the fair value for securities available for sale is reflected net of related deferred income tax, as a separate component of accumulated other comprehensive income in shareholder's equity. For trading securities, the difference between cost and fair value is included in income, while securities held to maturity are valued at amortized cost;

      g. Direct written premium contracts that do not have sufficient risk transfer are treated as deposit accounting liabilities;

      h. Insurance and reinsurance contracts recorded as retroactive retain insurance accounting treatment if they pass the risk transfer test. If risk transfer is not met, no insurance accounting treatment is permitted. All income is then recognized based upon either the interest or recovery method; and

      i. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. The provision for deferred income taxes is reported in the income statement.

      Under NAIC SAP:

      a. Costs incidental to acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are immediately expensed;

      b. Statutory basis reserves, such as non-admitted assets and unauthorized reinsurance are charged directly to surplus;

      c. Subsidiaries are not consolidated. The equity in earnings of affiliates is included in unrealized appreciation/(depreciation) of investments, which is reported directly in surplus. Dividends are reported as investment income;

      d.    Declared dividends to policyholders are accrued;

      e. The reserve for losses and LAE and unearned premium reserves are presented net of ceded reinsurance;

      f. NAIC investment grade debt securities are reported at amortized cost, while NAIC non-investment grade debt securities (NAIC rated 4-6) are reported at lower of cost or market;

      g. Direct written premium contracts are reported as insurance as long as policies are issued in accordance with insurance requirements;

      h. Insurance and reinsurance contracts deemed to be retroactive receive special accounting treatment. Gains or losses are recognized in the income statement and surplus is segregated by the ceding entity to the extent of gains realized; and

      i. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. Changes in deferred income taxes are charged directly to surplus and have no impact on statutory earnings. The admissibility of deferred tax assets is limited by statutory guidance.

      The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

      SIGNIFICANT STATUTORY ACCOUNTING PRACTICES:

      A summary of the Company's significant statutory accounting practices are as follows:

      USE OF ESTIMATES: The preparation of financial statements in conformity with accounting practices prescribed or permitted by the Commonwealth of Pennsylvania requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. On an ongoing basis, the Company evaluates all of its estimates and assumptions. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from management's estimates.

      INVESTED ASSETS: The Company's invested assets are accounted for as follows:

      - Short-term Investments: The Company considers all highly liquid debt securities with maturities of greater than three months but less than twelve months or less from the date of purchase to be short-term investments. Short-term investments are carried at amortized cost which approximates NAIC market value (as designated by the NAIC Securities Valuation Office).

      - Bonds: Bonds with an NAIC designation of 1 to 3 are carried at amortized cost using the scientific method. Bonds with an NAIC designation of 4 to 6 are carried at the lower of amortized cost or the NAIC-designated market value. Bonds that are determined to have an other-than-temporary decline in value are written down to fair value as the new cost basis, with the corresponding charge to Net Realized Capital Gains as a realized loss.

            Mortgage-backed securities are carried at amortized cost and generally are more likely to be prepaid than other fixed maturities. As of December 31, 2005 and 2004, the NAIC market value of the Company's mortgage-backed securities approximated $238,400 and $237,683, respectively. Mortgage-backed securities include prepayment assumptions used at the purchase date and valuation changes caused by changes in estimated cash flows, and are valued using the retrospective method. Prepayment assumptions were obtained from broker surveys.

      - Common and Preferred Stocks: Unaffiliated common stocks are carried principally at market value. Perpetual preferred stocks with an NAIC rating of P1 or P2 are carried at market value. Redeemable preferred stocks with an NAIC rating of RP1 or RP2 that are subject to a 100.0% mandatory sinking fund are carried at amortized cost. All below investment grade preferred stocks are carried at the lower of amortized cost or NAIC designated market values.

            Investments in affiliates for which the Company's ownership interest (including ownership interest of the Parent and its subsidiaries) is less than 85.0%, and whose securities are traded on one of the three major U.S. exchanges, are included in common stock at the quoted market value less a discount as prescribed by NAIC SAP. The discount rate is approximately 23.0%. Other investments in affiliates are included in common stocks based on the net worth of the entity.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

      - Other Invested Assets: Other invested assets consist primarily of investments in joint ventures and partnerships. Joint ventures and partnership investments are accounted for under the equity method, based on the most recent financial statements of the entity. Changes in value are recorded as unrealized gains or losses. Investments in joint ventures and partnerships that are determined to have an other-than-temporary decline in value are written down to fair value as the new cost basis, with the corresponding charge to Net Realized Capital Gains as a realized loss. The intermediate bond mutual fund, owned by AIG, is carried principally at the NAIC market value and the unrealized gain or loss reported as unassigned surplus.

      - Derivatives: Foreign exchange forward contracts are derivatives whereby the Company agrees to exchange a specific amount of one currency for a specific amount of another currency at a date in the future. Foreign exchange contracts are entered into in order to manage exposure to changes in the foreign exchange rates related to long-term foreign denominated bonds held by the Company. The contracts are usually one to three months in duration and are marked to market every month using publicly obtained foreign exchange rates. When the contract expires, realized gains and losses are recorded in investment income.

            Options purchased are included in Other Invested Assets on the Company's Statements of Admitted Assets. Options are carried at market value. Options written are reported in Other Liabilities on the Statements of Liabilities, Capital and Surplus. Realized gains or losses on the disposition of options are determined on the basis of specific identification and are included in income.

            Futures are exchange contracts whereby the Company agrees to buy a specific amount of an underlying security (usually an equity index) at a specific price in the future. Through out the term of the contract, the change in the underlying security's price in the future is calculated each business day, and the gain or loss is transferred in cash to or from the counterparty. When the future position is closed out or expires, a final payment is made. The daily mark-to-market payments are accounted for as realized gains or losses.

            Any change in unrealized gains or losses on derivatives purchased or written are credited or charged to unassigned surplus. The Company does not use hedge accounting for its derivatives.

      - Net Investment Gains (Losses): Net investment gains (losses) consist of net investment income earned and realized gains or losses from the disposition of investments. Net investment income earned includes accrued interest, accrued dividends and distributions from partnerships and joint ventures. Investment income is recorded as earned. Realized gains or losses on the disposition of investments are determined on the basis of specific identification.

      - Unrealized Gains (Losses): Unrealized gains (losses) on all stocks, bonds carried at NAIC designated values, joint ventures, partnerships, derivatives and foreign currency translation are credited or charged to unassigned surplus.

      REVENUE RECOGNITION: Direct written premium contracts are primarily earned on a pro-rata basis over the terms of the policies to which they relate. Accordingly, unearned premiums represent the portion of premiums written which is applicable to the unexpired terms of policies in force. Ceded premiums are amortized into income over the contract period in proportion to the protection received.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     Premium estimates for retrospectively rated policies are recognized within the periods in which the related losses are incurred. In accordance with NAIC Statement on Statutory Accounting Practices (SSAP) No. 66 entitled Retrospectively Rated Contracts, the Company estimates accrued retrospectively rated premium adjustments by using the application of historical ratios of retrospective rated premium development. The Company records accrued retrospectively rated premiums as an adjustment to earned premiums. In connection therewith, as of December 31, 2005 and 2004, accrued premiums related to the Company's retrospectively rated contracts amounted to $29,300 and $8,146, respectively, net of non-admitted premium balances of $3,256 and $905, respectively.

     Adjustments to premiums for changes in the level of exposure to insurance risk are generally determined based upon audits conducted after the policy expiration date. In accordance with SSAP No. 53, entitled Property and Casualty Contracts-Premiums, the Company records these estimates [commonly known as Earned But Unbilled (EBUB) Premiums] as an adjustment to written premium, and earns these premiums immediately. For premium adjustments that result in a return of premium to the policyholder, the Company immediately reduces earned premiums. When the EBUB premium exceeds the amount of collateral held, a non-admitted asset (equivalent to 10.0% of this excess amount) is recorded.

     In accordance with SSAP No. 53, the Company reviews its ultimate losses in respect to its premium reserves. A liability is established if the premium reserves are not sufficient to cover the ultimate loss projections and associated acquisition expenses. Investment income is not considered in the calculation.

     For certain lines of business for which the insurance policy is issued on a claims-made basis, the Company offers the Insured the option to purchase an extended reporting endorsement (commonly referred to as Tail Coverage), which permits the extended reporting of insured events after the termination of the claims made contract. Extended reporting endorsements modify the exposure period of the underlying contract and can be for a defined period (e.g., six months, one year, five years) or an indefinite period. For defined reporting periods, premiums are earned over the term of the fixed period. For indefinite reporting periods, premiums are fully earned and loss and LAE liabilities associated with the unreported claims are recognized immediately.

     REINSURANCE: Ceded premiums, commissions, expense reimbursements and reserves related to ceded business are accounted for on a basis consistent with that used in accounting for the original contracts issued and the terms of the reinsurance contract. Ceded premiums have been reported as a reduction of premium earned. Amounts applicable to ceded reinsurance for unearned premium reserves, and reserves for losses and LAE have been reported as a reduction of these items, and expense allowances received in connection with ceded reinsurance are accounted for as a reduction of the related acquisition cost.

     RETROACTIVE REINSURANCE: Retroactive reinsurance reserves are shown separately in the balance sheet. Gains or losses are recognized in the income statement. Surplus gains are reported as segregated unassigned funds (surplus) until the actual retroactive reinsurance recovered exceeds the consideration paid.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     As agreed with the Company's domiciliary state, the Company analyzed the status of all reinsurance treaties entered into on or after January 1, 1994 for which ceded reserves as of December 31, 2004 (including IBNR) exceeded $100 for compliance with the nine month rule as prescribed in SSAP No. 62, entitled Property and Casualty Reinsurance. Any such treaties for which the documentation required by SSAP No. 62 did not exist were reclassified as retroactive, with appropriate adjustments to underwriting accounts and unassigned surplus. Treaties entered into prior to January 1, 2005 for which such documentation is contained in the Company's files retained prospective treatment, irrespective of whether such documentation was executed within nine months of the treaty's effective date in accordance with agreements reached with the Domiciliary Insurance Department.

     DEPOSIT ACCOUNTING: All assumed and ceded reinsurance contracts which the Company determines do not transfer a sufficient amount of insurance risk are recorded as deposit accounting transactions in accordance with SSAP No. 62 and SSAP No. 75 entitled Reinsurance Deposit Accounting - An Amendment to SSAP No. 62, Property and Casualty Reinsurance.

     As agreed with the Company's domiciliary state, direct insurance transactions whereby the Company determines there was insufficient risk transfer, other than those where a policy was issued (a) in respect of the insured's requirement for evidence of coverage pursuant to applicable statutes (insurance statutes or otherwise), contractual terms or normal business practices, (b) in respect of an excess insurer's requirement for an underlying primary insurance policy in lieu of self insurance, or (c) in compliance with filed forms, rates and/or rating plans, are recorded as deposit accounting arrangements.

     FOREIGN PROPERTY CASUALTY BUSINESS: As agreed with the Company's domiciliary state, the Company will continue to follow the current presentation practices relating to its foreign branches and participation in the business of the American International Underwriters Overseas Association (AIUOA). See Note 5 for a description of AIUOA pooling arrangement and related financial statement presentation.

     COMMISSIONS AND UNDERWRITING EXPENSES: Commissions, premium taxes, and certain other underwriting expenses related to premiums written are charged to income at the time the premiums are written and are included in Other Underwriting Expenses Incurred. In accordance with SSAP No. 62, the Company records a liability for reinsurance ceding commissions recorded in excess of acquisition costs. The liability is earned over the terms of the underlying policies.

     RESERVES FOR LOSSES AND LAE: The reserves for losses and LAE, including incurred but not reported (IBNR) losses, are determined on the basis of actuarial specialists' evaluations and other estimates, including historical loss experience. The methods of making such estimates and for establishing the resulting reserves are continually reviewed and updated, and any resulting adjustments are recorded in the current period. Accordingly, losses and LAE are charged to income as incurred. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy.

     The Company  discounts  its loss reserves on workers' compensation claims.

     The calculation of the Company's tabular discount is based upon the 1979-81 Decennial Mortality Table, and applying a 3.5% interest rate. At December 31,

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     2005 and 2004, the reserves for losses (net of reinsurance) subject to tabular discount were $2,135,010 and $1,423,684, respectively. As of December 31, 2005 and 2004, the Company's tabular discounting amounted to $194,527 and $151,671, respectively, all of which were applied to the Company's case reserves.

     As prescribed by the Pennsylvania Insurance statutes, the calculation of the Company's non-tabular discount is determined as follows:

     - For accident years 2001 and prior - based upon the industry payout pattern and a 6.0% interest rate.

     - For accident years 2002 and subsequent - based upon the yield of U.S. Treasury securities between one and twenty years and the Company's own payout pattern.

     At December 31, 2005 and 2004, the reserves for losses (net of reinsurance) subject to non-tabular discounting were $3,420,746 and $1,272,013, respectively. As of December 31, 2005, the Company's non-tabular discount amounted to $594,958, of which $224,416 and $370,542 was applied to case reserves and IBNR, respectively. As of December 31, 2004, the Company's non-tabular discount amounted to $191,239, all of which was applied to the Company's case reserves.

     FOREIGN EXCHANGE: Assets and liabilities denominated in foreign currencies are translated at the rate of exchange in effect at the close of the reporting period. Unrealized gains and losses from translating balances from foreign currency into United States currency are recorded as adjustments to surplus. Gains and losses resulting from foreign currency transactions are included in income.

     STATUTORY BASIS RESERVES: Certain required statutory basis reserves, principally the provision for reinsurance, are charged to surplus and reflected as a liability of the Company.

     POLICYHOLDERS' DIVIDENDS: Dividends to policyholders are charged to income as declared.

     CAPITAL AND SURPLUS: Common capital stock and capital in excess of par value represent amounts received by the Company in exchange for shares issued. The common capital stock represents the number of shares issued multiplied by par value per share. Capital in excess of par value represents the value received by the Company in excess of the par value per share.

     NON-ADMITTED ASSETS: Certain assets, principally electronic data processing
     (EDP) equipment, software, leasehold improvements, certain overdue agents' balances, prepaid expenses and certain deferred taxes that exceed statutory guidance are designated as Non-admitted Assets and are directly charged to unassigned surplus. EDP equipment is depreciated over five years using the straight line method. Leasehold improvements are amortized over the lesser of the remaining lease term or the estimated useful life of the leasehold improvement. In connection therewith, for the years ended December 31, 2005 and 2004, depreciation and amortization expense amounted to $25,983 and $18,008, respectively.

     RECLASSIFICATIONS: Certain balances contained in the 2004 financial statements have been reclassified to conform with the current year's presentation.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

NOTE 2 - ACCOUNTING ADJUSTMENTS TO STATUTORY BASIS FINANCIAL STATEMENTS

A.   ACCOUNTING ADJUSTMENTS TO 2005 STATUTORY BASIS FINANCIAL STATEMENTS

     During 2005, the Company dedicated significant effort to the resolution of previously identified weaknesses in internal controls over balance sheet reconciliations. As a result of these remediation efforts, management concluded that certain adjustments should be made to the assets, liabilities, net income and unassigned surplus as reported in the Company's 2004 amended Annual Statement. The adjustments resulted in an after tax statutory charge of $205,585. In accordance with SSAP No. 3, entitled Accounting Changes and Correction of Errors, the Company reported the impact to its 2004 and prior unassigned surplus as an adjustment to unassigned surplus as of January 1, 2005.

     CAPITAL AND SURPLUS, AS OF DECEMBER 31, 2004               $ 7,376,821

     Adjustments to Beginning Capital and Surplus:

       1. Asset realization                                        (242,195)

       2. Revenue recognition                                       (68,690)
                                                                -----------

             TOTAL ADJUSTMENTS TO BEGINNING CAPITAL AND
               SURPLUS, BEFORE FEDERAL INCOME TAXES                (310,885)

     Federal Income Taxes:

          Current federal income taxes                               23,551

          Deferred income taxes                                      81,749
                                                                -----------

             TOTAL ADJUSTMENTS TO BEGINNING CAPITAL AND
               SURPLUS, AFTER FEDERAL INCOME TAXES                 (205,585)
                                                                -----------

     CAPITAL AND SURPLUS, AS OF JANUARY 1, 2005                 $ 7,171,236
                                                                ===========

     An explanation for each of the adjustments for prior period corrections is described below:

     1. ASSET REALIZATION: As a result of the remediation of the internal control weaknesses related to the balance sheet reconciliations, a further review was performed of the Company's allowance for doubtful accounts and other accruals. Based on this review, the Company determined that the allowances related to certain premium receivable, reinsurance recoverable and other asset accounts were not sufficient. The adjustment has established additional allowances for these items.

     2. REVENUE RECOGNITION: As a result of the remediation of the internal control weaknesses related to the Company's revenue recognition policies, a further review was performed by the Company that resulted in revisions to revenues that were recognized in prior periods related to certain long duration environmental insurance contracts.

'
            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

B.   ACCOUNTING ADJUSTMENTS TO 2004 STATUTORY BASIS FINANCIAL STATEMENTS

     As a result of regulatory inquiries into certain transactions, AIG conducted an internal review of information and certain transactions from January 2000 to May 2005. As part of the internal review, the Company reviewed the statutory accounting treatment for matters identified during the internal review and concluded that certain transactions required adjustment.

     An agreement was reached with the Company's domiciliary state to re-file its 2004 annual statement using the methodology prescribed under SSAP No.
     3. In applying this methodology, the Company has reflected the impact (in the amount of $545,684) to its 2003 and prior unassigned surplus as an adjustment to unassigned surplus as of January 1, 2004.

     A reconciliation of the Company's unassigned surplus balance from December 31, 2003 to January 1, 2004, taking into consideration these prior period adjustments, is outlined in the table below:

     CAPITAL AND SURPLUS, AS OF DECEMBER 31, 2003               $ 6,899,256

     Adjustments to beginning capital and surplus:

     1. Risk Transfer (Union Excess, Richmond and other)           (455,383)

     2. Coventry                                                    (16,817)

     3. In-Substance Defeasance                                      19,500

     4. Loss Reserves                                               (79,040)

     5. DBG Analysis                                                (56,278)

     6. Other Adjustments                                            42,334

     TOTAL ADJUSTMENTS TO BEGINNING CAPITAL AND SURPLUS            (545,684)
                                                                -----------

     CAPITAL AND SURPLUS, AS OF JANUARY 1, 2004                 $ 6,353,572
                                                                ===========

     The above reconciliation of the Company's unassigned surplus at January 1, 2004 is presented net of income taxes. The Company has evaluated any deferred income taxes arising from these adjustments for admissibility in accordance with NAIC SAP.

     An explanation of each of the accounting adjustments included in the reconciliation above are discussed below:

     1. RISK TRANSFER (UNION EXCESS, RICHMOND AND OTHER): Reinsurance ceded to Union Excess Reinsurance Company, Ltd. (Union Excess), a Barbados-domiciled reinsurer, Richmond Insurance Company, Ltd. (Richmond), a Bermuda-based reinsurance holding company, and some other insurance and reinsurance transactions were adjusted to deposit accounting due to insufficient risk transfer in accordance with SSAP No. 62 and SSAP No. 75.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     2.   COVENTRY:  Life  settlements  are  designed to assist  life  insurance policyholders to monetize the existing value of life insurance policies. The Company determined, in light of new information not available at the time the initial accounting determination was made, that the accounting for these transactions as insurance and reinsurance was a misapplication of statutory accounting and such transactions have been reversed in the Company's financial statements.

     3. IN-SUBSTANCE DEFEASANCE: The Company entered into a funding agreement and related interest rate swap. These contracts were intended to be entered into by American International Specialty Lines Insurance Company (AISLIC) to economically hedge a corresponding AISLIC contract. The Company has since assigned the intercompany funding agreement and novated the interest rate swap to AISLIC as if in each case the contracts had been entered into by AISLIC at inception.

     4. LOSS RESERVES: The Company determined that the unsupported changes in reserves independently from the actuarial process constituted errors which have been adjusted accordingly.

     5. DOMESTIC BROKERAGE GROUP (DBG) ANALYSIS: The Company has determined that allowances related to certain premium receivable, reinsurance recoverable and other assets were not sufficient. The adjustment has established additional allowances for these items.

     6. OTHER ADJUSTMENTS: The Company has summarized other miscellaneous adjustments that individually did not have a significant impact on the adjustment of its statutory financial statements.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

NOTE 3 - INVESTMENTS

The amortized cost and NAIC market values* of the Company's bond investments at December 31, 2005 and 2004 are outlined in the table below:

                                                                                        GROSS          GROSS            NAIC *
                                                                      AMORTIZED      UNREALIZED      UNREALIZED         MARKET
                                                                        COST            GAINS          LOSSES           VALUE
                                                                     -----------     -----------     -----------     -----------
AS OF DECEMBER 31, 2005

   U.S. governments                                                  $    29,928     $       960     $        39     $    30,849
   All other governments                                                 649,321          10,352           8,611         651,062
   States, territories and possessions                                 1,835,166          44,713           4,654       1,875,225
   Political subdivisions of states, territories and possessions       2,643,663          60,523           2,539       2,701,647
   Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities and
   their political subdivisions                                        5,212,354         119,179           7,282       5,324,251
   Public utilities                                                       54,429             954             633          54,750
   Industrial and miscellaneous                                          381,458          18,070           9,014         390,514
                                                                     -----------     -----------     -----------     -----------
      TOTAL BONDS, AS OF DECEMBER 31, 2005                           $10,806,319     $   254,751     $    32,772     $11,028,298
                                                                     ===========     ===========     ===========     ===========
AS OF DECEMBER 31, 2004

   U.S. governments                                                  $    45,062     $     1,117     $       144     $    46,035
   All other governments                                                 465,565          17,831             260         483,136
   States, territories and possessions                                 2,097,759          58,903           4,204       2,152,458
   Political subdivisions of states, territories and possessions       1,933,929          56,880             555       1,990,254
   Special revenue and special assessment obligation and all
   non-guaranteed obligations of agencies and authorities and
   their political subdivisions                                        4,300,455         131,102           2,836       4,428,721
   Public utilities                                                       10,515           1,205               -          11,720
   Industrial and miscellaneous                                          452,170           6,795             716         458,249
                                                                     -----------     -----------     -----------     -----------
      TOTAL BONDS, AS OF DECEMBER 31, 2004                           $ 9,305,455     $   273,833     $     8,715     $ 9,570,573
                                                                     ===========     ===========     ===========     ===========

As of December 31, 2005 and 2004, the actual fair market value, principally priced by Interactive Data Corporation, a third party rating source, for the above listed securities amounted to $11,030,435 and $9,673,296, respectively.

----------
* The NAIC market value was used where available. When not available, market values were obtained from third party pricing sources.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

The amortized cost and NAIC market values* of bonds at December 31, 2005 and 2004, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain obligations with or without call or prepayment penalties.


                                                        2005                                 2004
                                             ----------------------------     ------------------------------
                                              AMORTIZED         NAIC *          AMORTIZED            NAIC *
AS OF DECEMBER 31,                              COST         MARKET VALUE         COST          MARKET VALUE
--------------------------------------       -----------     ------------     ------------     -------------
Due in one year or less                      $    86,639     $    87,166      $    29,408      $    37,302
Due after one year through five years            546,495         565,421          507,375          519,338
Due after five years through ten years         8,122,058       8,259,989        1,447,668        1,482,452
Due after ten years                            1,813,491       1,877,322        7,083,325        7,293,798
Mortgaged-backed securities                      237,636         238,400          237,679          237,683
                                             -----------     -----------      -----------      -----------
   TOTAL BONDS                               $10,806,319     $11,028,298      $ 9,305,455      $ 9,570,573
                                             ===========     ===========      ===========      ===========

During 2005 and 2004, proceeds from the sale of the Company's bonds were $2,114,173 and $2,126,400, respectively. During 2005 and 2004, the Company realized gross gains of $52,643 and $18,767, respectively and gross losses of $21,356 and $19,712, respectively, related to these sales.

During 2005 and 2004, proceeds from the sale of the Company's equity investments amounted to $585,696 and $501,264, respectively. Gross gains of $43,085 and $57,845 and gross losses of $8,592 and $7,161 were realized on those sales in 2005 and 2004, respectively.

----------
* The NAIC market value was used where available. When not available, market values were obtained from third party pricing sources.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

The amortized cost and market values of the Company's common and preferred stocks at December 31, 2005 and 2004 are set forth in the table below:

                                         DECEMBER 31, 2005                                      DECEMBER 31, 2004
                     ----------------------------------------------------    ----------------------------------------------------
                                     GROSS         GROSS         NAIC *                       GROSS         GROSS        NAIC *
                      AMORTIZED    UNREALIZED    UNREALIZED      MARKET       AMORTIZED    UNREALIZED    UNREALIZED      MARKET
                         COST        GAINS         LOSSES        VALUE          COST          GAINS        LOSSES        VALUE
                     ----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------
Common Stocks:

   Affiliated        $2,168,153    $3,730,014    $  127,265    $5,770,902    $2,133,267    $3,137,924    $  179,416    $5,091,775
   Non-affiliated       591,892       101,725        18,543       675,074       602,818       188,730        13,355       778,193
                     ----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------
      TOTAL          $2,760,045    $3,831,739    $  145,808    $6,445,976    $2,736,085    $3,326,654    $  192,771    $5,869,968
                     ==========    ==========    ==========    ==========    ==========    ==========    ==========    ==========
Preferred Stocks:

   Affiliated        $2,100,000    $        -    $        -    $2,100,000    $2,250,000    $        -    $        -    $2,250,000
   Non-affiliated        10,012           386           248        10,150         9,718           311           159         9,870
                     ----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------
      TOTAL          $2,110,012    $      386    $      248    $2,110,150    $2,259,718    $      311    $      159    $2,259,870
                     ==========    ==========    ==========    ==========    ==========    ==========    ==========    ==========

The NAIC market value column for preferred stocks in the above table does not agree to the carrying amount in the Company's Statements of Admitted Assets due to the Company's redeemable preferred stocks being carried at amortized, while the Company's perpetual preferred stocks being carried at market value.

As of December 31, 2005 and 2004, the Company held derivative investments of $(44,341) and $(729), respectively.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

The fair market value together with the aging of the pre-tax unrealized losses with respect to the Company's bonds and stocks as of December 31, 2005 and 2004 is set forth in the table below:

                                           12 MONTHS OR LESS      GREATER THAN 12 MONTHS           TOTAL
                                        -----------------------   ----------------------   ----------------------
                                           FAIR      UNREALIZED     FAIR     UNREALIZED       FAIR     UNREALIZED
    DESCRIPTION OF SECURITIES             VALUE        LOSSES      VALUE       LOSSES         VALUE      LOSSES
-------------------------------------   ----------   ----------   --------   -----------   ---------   ----------
As of December 31, 2005:

  U. S. Governments                     $    5,333   $       39   $      -   $         -   $    5,333   $       39
  All Other Governments                    268,895        4,240    124,919         4,371      393,814        8,611
  States, territories and possessions      378,022        3,069     31,115         1,585      409,137        4,654
  Political subdivisions of states,
  territories and possessions              387,574        2,539          -             -      387,574        2,539
  Special revenue                          812,359        6,842     12,251           440      824,610        7,282
  Public utilities                          47,746          633          -             -       47,746          633
  Industrial and miscellaneous             113,404        4,603      5,753         4,411      119,157        9,014
                                        ----------   ----------   --------   -----------   ----------   ----------
  TOTAL BONDS                            2,013,333       21,965    174,038        10,807    2,187,371       32,772

  Common Stock                             287,947       20,822    336,178       124,986      654,125      145,808
  Preferred Stock                                -            -        751           248          751          248
                                        ----------   ----------   --------   -----------   ----------   ----------
  TOTAL STOCKS                             651,822      145,403      3,054           653      654,876      145,056
                                        ----------   ----------   --------   -----------   ----------   ----------
  TOTAL BONDS AND STOCKS                $2,665,155   $  167,368   $177,092   $    11,460   $2,842,247   $  178,828
                                        ==========   ==========   ========   ===========   ==========   ==========

As of December 31, 2004:

  U. S. Governments                     $    2,400   $      144   $      -   $         -   $    2,400   $      144
  All Other Governments                    121,010          260          -             -      121,010          260
  States, territories and possessions      170,120          982    285,409         3,227      455,529        4,204
  Political subdivisions of states,
  territories and possessions              174,418          555          -             -      174,418          555
  Special revenue                          365,583        2,110     22,410           245      387,993        2,836
  Public utilities                               -            -          -             -            -            -
  Industrial and miscellaneous              72,522          601     10,524           115       83,046          716
                                        ----------   ----------   --------   -----------   ----------   ----------
  TOTAL BONDS                              906,053        4,652    318,343         4,063    1,224,396        8,715
  Common Stock                             331,234      192,771          -             -      331,234      192,771
  Preferred Stock                                -            -        811           159          811          159
                                        ----------   ----------   --------   -----------   ----------   ----------
  TOTAL STOCKS                             331,234      192,771        811           159      332,045      192,930
                                        ----------   ----------   --------   -----------   ----------   ----------
  TOTAL BONDS AND STOCKS                $1,237,287   $  197,423   $319,154   $     4,222   $1,556,441   $  201,645
                                        ==========   ==========   ========   ===========   ==========   ==========

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

In general, a security is considered a candidate for other-than-temporary impairments if it meets any of the following criteria:

a. Trading at a significant (25 percent or more) discount to par or amortized cost (if lower) for an extended period of time (nine months or longer);

b. The occurrence of a discrete credit event resulting in (i) the issuer defaulting on a material outstanding obligation; or (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for the court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

c. In the opinion of the Company's management, it is probable that AIG may not realize a full recovery on its investment, irrespective of the occurrence of one of the foregoing events.

As of December 31, 2005, the Company has both the ability and intent to hold these investments to recovery.

During 2005 and 2004, the Company reported write-downs on its common and preferred stock investments due to an other-than-temporary decline in fair value of $2,652 and $702, respectively, and reported write-downs on its bond investments due to an other-than-temporary decline in fair value of $0 and $7,726, respectively.

During 2005 and 2004, the Company reported the following write-downs on its joint venture and partnership investments due to an other-than-temporary decline in fair value:

FOR THE YEARS ENDED DECEMBER 31,     2005      2004
--------------------------------   -------   --------
Marlwood                           $     -   $  8,877
Odyssey Invest                           -      1,914
Advance Technology Venture               -      1,045
DLJ Merchant Banking Partners        2,923          -
Castleriggs Partners                 2,412          -
Healthcare Partners III              1,491          -
Sandler Capital IV                   1,353          -
RCBA Strategic Partners              1,242          -
Polyventures II                      1,184          -
Items less than $1.0 million           661        754
                                   -------   --------

    TOTAL                          $11,266   $ 12,590
                                   =======   ========

As of December 31, 2005 and 2004, securities with a market value of $81,453 and $41,888, respectively, were on loan. The Company receives as collateral 102.0% of the market value of domestic transactions and 105.0% for cross-border transactions. Securities lent, under the Securities Lending Agreement, are under exclusive control of the Company. Pursuant to the Securities Agency Lending Agreement, AIG Global Securities Lending Corporation, a Delaware registered company, maintains responsibility for the investment and control of such collateral.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

Securities carried at amortized cost of $1,499,498 and $1,248,472 were deposited with regulatory authorities as required by law at December 31, 2005 and 2004, respectively.

During 2005 and 2004, included in Net investment income earned were investment expenses of $6,226 and $6,053, respectively, and interest expense of $88,991 and $61,398, respectively.

NOTE 4 - RESERVES FOR LOSSES AND LAE

A reconciliation of the Company's reserves for losses and LAE as of December 31, 2005 and 2004 is set forth in the table below:

                                                           2005            2004
                                                       ------------    ------------
RESERVES FOR LOSSES AND LAE, AS OF BEGINNING
  OF THE PERIOD                                        $  9,811,368    $  6,686,734

Adjustments for prior period corrections                   (174,946)        908,324

Incurred losses and LAE related to:

    Current accident year                                 5,005,099       4,808,892

    Prior accident years                                  1,340,860         889,702
                                                       ------------    ------------

       TOTAL INCURRED LOSSES AND LAE                      6,345,959       5,698,594
                                                       ------------    ------------

Paid losses and LAE related to:

    Current accident year                                (1,274,795)       (930,546)

    Prior accident years                                 (2,921,286)     (2,551,738)
                                                       ------------    ------------

       TOTAL PAID LOSSES AND LAE                         (4,196,081)     (3,482,284)
                                                       ------------    ------------

RESERVES FOR LOSSES AND LAE, AS OF DECEMBER 31,        $ 11,786,300    $  9,811,368
                                                       ============    ============

During the 2005 and 2004 calendar years, estimated ultimate incurred losses and LAE attributable to insured events of prior years increased by $1,340,860 and $889,702, respectively. The Company experienced adverse loss and LAE reserve development primarily related to claims from accident years 2002 and prior. The classes of business accounting for the majority of this adverse development were directors & officers' liability and related management liability classes of business, excess casualty, and excess workers' compensation. In addition, the Company significantly increased its reserves for asbestos based on a ground up review of its asbestos claims exposures at year-end 2005 (see Note 12.B for further information concerning the Company's asbestos and environmental reserves).

As of December 31, 2005 and 2004, the Company's reserves for losses and LAE have been reduced by anticipated salvage and subrogation of $198,497 and $170,076, respectively.

As of December 31, 2005 and 2004, the Company's reserves for losses and LAE have been reduced by credits for reinsurance recoverable of $7,743,937 and $6,341,900, respectively (exclusive of intercompany pooling).

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

NOTE 5 - RELATED PARTY TRANSACTIONS

A.    NATIONAL UNION INTERCOMPANY POOLING AGREEMENT

      The Company, as well as certain other insurance company subsidiaries of the Parent, is a party to an inter-company reinsurance pooling agreement. In accordance with the terms and conditions of this agreement, the member companies cede all direct and assumed business except business from foreign branches (excluding Canada) to the Company (the lead pooling participant). In turn, each pooling participant receives from the Company their percentage share of the pooled business.

      In connection therewith, the Company's share of the pool is 38.0%. Accordingly, premiums earned, losses and LAE incurred, and other underwriting expenses, as well as related assets and liabilities, in the accompanying financial statements emanate from the Company's percentage participation in the pool.

      A list of all pooling participants and their respective participation percentages is set forth in the table below:

                                                        NAIC CO.   PARTICIPATION
      MEMBER COMPANY                                      CODE         PERCENT
      --------------                                    --------   -------------
      National Union Fire Insurance Company
        of Pittsburgh, PA.                                19445         38.0%
      American Home Assurance Company                     19380         36.0%
      Commerce and Industry Insurance Company             19410         10.0%
      New Hampshire Insurance Company                     23481          5.0%
      The Insurance Company of the State
        of Pennsylvania                                   19429          5.0%
      Birmingham Fire Insurance Company of
        Pennsylvania                                      19402          5.0%
      AIU Insurance Company                               19399          1.0%
      American International Pacific
        Insurance Company                                 23795          0.0%
      American International South
        Insurance Company                                 40258          0.0%
      Granite State Insurance Company                     23809          0.0%
      Illinois National Insurance Company                 23817          0.0%


B.    AMERICAN INTERNATIONAL UNDERWRITERS OVERSEAS ASSOCIATION POOLING
      ARRANGEMENT

      AIG formed American International Underwriters Overseas Association (AIUOA), a Bermuda unincorporated association, in 1976, as the pooling mechanism for AIG's international general insurance operations.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

      A list of all members in the AIUOA and their respective participation percentages is set forth in the table below:

                                                                       NAIC CO.   PARTICIPATION
      MEMBER COMPANY                                                    CODE        PERCENT
      --------------                                                   --------   -------------
      American International Underwriters Overseas, Limited                  -         67.0%
      New Hampshire Insurance Company (NHIC)                             23481         12.0%
      National Union Fire Insurance Company of Pittsburgh, PA.           19445         11.0%
      American Home Assurance Company (AHAC)                             19380         10.0%


      In exchange for membership in AIUOA at the assigned participation, the members contributed capital in the form of cash and other assets, including rights to future business written by international operations owned by the members. The legal ownership and insurance licenses of these international branches remain in the name of NHIC, AHAC, and the Company.

      At the time of forming the AIUOA, the member companies entered into an open-ended reinsurance agreement, cancelable with six months written notice by any member. The reinsurance agreement governs the insurance business pooled in the AIUOA. As discussed in Note 1, the Company continues to follow the current practices relating to its foreign branches and participation in the business of AIUOA by recording: (a) its net (after pooling) liability on such business as direct writings in its statutory financial statements, rather than recording gross direct writings with reinsurance cessions to the other pool members; (b) its corresponding balance sheet position, excluding loss reserves and unearned premium reserves, as a net equity interest in Equities in Underwriting Pools and Associations; and (c) loss reserves and unearned premium reserves are recorded on a gross basis. As of December 31, 2005 and 2004, the Company's interest in AIUOA amounted to $613,711 and $530,063, respectively, gross of $957,256 and $623,392, respectively, in loss reserves and unearned premium reserves, after consideration of the National Union intercompany pooling agreement.

      Additionally, the Company holds 16.9% of the issued share capital of AIG Europe S.A. for the beneficial interest of the AIUOA. As of December 31, 2005, the Company's interest in AIG Europe S.A. amounted to $241,997.

C.    GUARANTEE ARRANGEMENTS

      The Company has issued guarantees whereby the Company unconditionally and irrevocably guarantees all present and future obligations and liabilities of any kind arising from the policies of insurance issued by the guaranteed companies in exchange for an annual guarantee fee.

      The guarantees are not expected to have a material effect upon the Company's surplus as guaranteed companies have admitted assets in excess of policyholder liabilities. The Company believes that the likelihood of a payment under the guarantee is remote. These guarantees are provided to maintain the guaranteed company's rating status issued by certain rating agencies. In the event of termination of a guarantee, obligations in effect or contracted for on the date of termination would remain covered until extinguished.

      The Company is party to an agreement with AIG whereby AIG has agreed to make any payments due under the guarantees in the place and stead of the Company.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

A list of the guarantees that were in effect at December 31, 2005 is outlined in the table below:

As of December 31, 2005

                                      GUARANTEE  POLICYHOLDER    INVESTED   ESTIMATED POLICYHOLDERS'
GUARANTEED COMPANY                     ISSUED     OBLIGATIONS     ASSETS      LOSS       SURPLUS
------------------------------------- ---------- ------------- ------------ ---------  ------------
New Hampshire Indemnity Company,
Inc.                                  12/15/1997 $     156,315 $    279,068 $       - $      99,675
Audubon Insurance Company              11/5/1997       171,796       66,379         -        62,051
Landmark Insurance Company
(California)                            3/2/1998        81,202      222,233         -        98,347
Starr Excess Liability Insurance
Company, Ltd.                          7/29/1998       320,268    2,250,828         -       714,201
Starr Excess Liability Insurance
International Limited                  5/28/1998     2,060,866      454,066         -       203,015 *
American International Insurance
Company of PR                          11/5/1997       265,170      179,584         -       122,858 *
AHICO First American-Hungarian
Insurance Company                      9/15/1998         9,475       16,902         -     3,458,736 *
AIG Europe (Ireland) Ltd.             12/15/1997       531,701      367,461         -       154,614 *
AIG Global Trade and Political Risk    11/5/1997           615      417,860         -       162,650 *
AIG Poland Insurance Company           9/15/1998        24,906       30,296         -        26,689 *
AIG Russia Insurance Company ZAO       9/15/1998           n/a          n/a         -           n/a
AIG Slovakia Insurance Company A. S.  12/23/1998         5,116        3,832         -         3,359 *
First American Czech Insurance
Company, Rt.                           9/15/1998           n/a          n/a         -           n/a
La Meridional Compania Argentina de
Seguros S.A.                            1/6/1998        88,497       62,962         -        64,961 *
AIG Romania Insurance Company (w/d
2/13/03)                              12/23/1998        13,705       19,345         -         5,285 *
AIG Ukraine Insurance Company (w/d
2/13/03)                               10/1/2000         1,941        9,075         -           798 *
AIG Bulgaria Ins and Reinsurance Co
(w/d 2/13/03)                         12/31/1998         4,633        7,647         -         4,291 *
AIG Life Insurance Company(+)          7/13/1998     8,469,700    9,247,410         -       702,511 **
American International Assurance Co
(Bermuda) Ltd                          8/23/1999     7,466,172    9,552,342         -     1,346,926
American International Life Assurance
Company of N Y(+)                      7/13/1998     7,219,889    7,915,072         -       696,304
                                                 ------------- ------------ --------- -------------
   TOTAL GUARANTEES                              $  26,891,967 $ 31,102,362 $       - $   7,927,271
                                                 ============= ============ ========= =============

----
(+)   The guaranteed company is backed by a support agreeement issued by AIG.

(*)   Policyholders' surplus is based on local GAAP financial statements.

(**) Policyholders' surplus for life companies is increased by the asset valuation reserve (AVR).

(n/a) Not Available

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

D.    INVESTMENTS IN AFFILIATES

      As of December 31, 2005, the Company's preferred and common stock investments with its affiliates together with the related change in unrealized appreciation were as follows:

                                                                               EQUITY AT
                                                     OWNERSHIP      COST        DECEMBER     CHANGE IN
      AFFILIATED INVESTMENT                           PERCENT       2005        31, 2005    EQUITY 2005
      ---------------------------------------------  ---------  ------------- ------------ ----------------
      Preferred Stocks:

      AIG Life Insurance Company                         100.0% $     100,000 $    100,000 $              -
      AIG Capital Corporation                            100.0%     2,000,000    2,000,000                -
                                                         -----  ------------- ------------ ----------------
         TOTAL PREFERRED STOCKS - AFFILIATES                        2,100,000    2,100,000                -
                                                                ------------- ------------ ----------------
      Common stocks:

      International Lease Finance Corporation             32.8%       793,240    2,000,248           65,177
      Lexington Insurance Company                         70.0%       257,973    1,795,395          228,474
      United Guaranty Corporation                         45.9%        74,893      272,619              (91)
      AIU Insurance Company                               32.0%        40,000      348,853          159,879
      American International Specialty Lines
      Insurance Company                                   70.0%       109,497      268,454          (12,344)
      Starr Excess Liability Insurance Company Ltd.      100.0%       385,454      714,201          133,184
      Pine Street Real Estate Holding Corp.               22.1%         3,139       14,964                3
      21st Century Insurance Group                        33.1%       467,720      346,106           55,189
      American International Realty, Inc.                 22.1%        20,736       17,769           (1,355)
      Eastgreen, Inc.                                      9.4%         8,976        9,768              249
      AIG Lodging Opportunities, Inc.                    100.0%         3,026          342           (2,779)
      National Union Fire Ins. Company of Vt.            100.0%         1,000       18,522           18,522
      National Union Fire Ins. Company of La.            100.0%         2,500        6,054              135
                                                         -----  ------------- ------------ ----------------
         TOTAL COMMON STOCKS - AFFILIATES                           2,168,154    5,813,295          644,243
                                                                ------------- ------------ ----------------
      TOTAL COMMON AND PREFERRED STOCK - AFFILIATES             $   4,268,154 $  7,913,295 $        644,243
                                                                ============= ============ ================

      The Company has ownership interests in certain affiliated real estate holding companies.

      The remaining equity interest in these investments, except for 21st Century Insurance Group, is owned by other affiliated companies, which are wholly owned by the Parent.

      From time to time, the Company may own investments in partnerships across various other AIG affiliated entities with a combined percentage greater than 10.0%. As of December 31, 2005, the Company's total investments in partnerships with affiliated entities where AIG interest was greater than 10.0% amounted to $548,880.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

E.    OTHER RELATED PARTY TRANSACTIONS

      The following table summarizes all transactions (excluding reinsurance and cost allocation transactions) that occurred during 2005 and 2004 between the Company and any affiliated companies* that exceeded half of one percent of the Company's admitted assets as of December 31, 2005 and 2004:

                                                ASSETS RECEIVED BY    ASSETS TRANSFERRED BY
                                                   THE COMPANY              THE COMPANY
      ----------------------------------------------------------------------------------------
                  EXPLANTION
       DATE OF        OF        NAME OF     STATEMENT                STATEMENT
      TRANSACTION TRANSACTION  AFFILIATE(*)   VALUE     DESCRIPTION     VALUE      DESCRIPTION
      ----------- -----------  -----------  ----------  -----------  ------------  -----------
      YEAR ENDED DECEMBER 31, 2005

       3/3/2005 Dividend         AIG      $        -         -     $     49,227      Cash
       6/3/2005 Dividend         AIG      $        -         -     $     59,870      Cash
       9/3/2005 Dividend         AIG      $        -         -     $     37,880      Cash
       3/3/2005 Dividend     ILFC /AIGCC  $   28,867      Cash     $          -         -
       6/3/2005 Dividend     ILFC /AIGCC  $   28,164      Cash     $          -         -
       9/3/2005 Dividend     ILFC /AIGCC  $   28,164      Cash     $          -         -
      12/3/2005 Dividend     ILFC /AIGCC  $   29,949      Cash     $          -         -

      YEAR ENDED DECEMBER 31, 2004

        3/3/2004 Dividend        AIG       $        -         -     $     48,348      Cash
        6/3/2004 Dividend        AIG       $        -         -     $     59,519      Cash
        9/3/2004 Dividend        AIG       $        -         -     $     48,875      Cash
       12/3/2004 Dividend        AIG       $        -         -     $     49,578      Cash
      12/17/2004 Purch Bonds     UGC       $  284,635     Bonds     $    284,635      Cash
        3/3/2004 Dividend     ILFC /AIGCC  $   27,636      Cash     $          -         -
        6/3/2004 Dividend     ILFC /AIGCC  $   27,812      Cash     $          -         -
        9/3/2004 Dividend     ILFC /AIGCC  $   27,812      Cash     $          -         -
       12/3/2004 Dividend     ILFC /AIGCC  $   28,867      Cash     $          -         -

      The Company also reinsures risks and assumes reinsurance from other affiliates. As agreed upon with the Insurance Department of the Commonwealth of Pennsylvania, transactions with Union Excess and Richmond are treated as affiliated.

----
(*) International Lease Finance Corporation (ILFC); AIG Capital Corporation (AIGCC); United Guaranty Corporation (UGC).

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

      The Company did not change its methods of establishing terms regarding any affiliate transaction during the years ended December 31, 2005 and 2004.

      In the ordinary course of business, the Company utilizes certain affiliated companies for data center systems, investment services, salvage and subrogation, and claims management. These companies are AIG Technology, Inc., AIG Global Investment Corp. and AIG Global Trust Services, Limited, AI Recovery, Inc., and AIG Domestic Claims, Inc., respectively. In connection with these services, the fees paid by the Company to these affiliates during 2005 and 2004 are outlined in the table below:

      FOR THE YEARS ENDED DECEMBER 31,       2005       2004
      ----------------------------------  ----------  ---------
      AIG Technology, Inc.(+)             $   28,183  $  25,778
      AIG Global Investment Corporation        5,188      4,241
      AIG Global Trust Services, Limited         143        229
      AI Recovery, Inc.                        3,772      3,274
      AIG Domestic Claims, Inc.              112,960    120,687
                                          ----------  ---------

         TOTAL                            $  150,246  $ 154,209
                                          ==========  =========

---
(+)   Formerly AIG Data Center, Inc.

      As of December 31, 2005 and 2004, short-term investments included amounts invested in the AIG Managed Money Market Fund of $19,369 and $109,446, respectively.

      Federal and foreign income taxes recoverable from the Parent as of December 31, 2005 and 2004 amounted to $763,168 and $630,958, respectively.

      During 2005 and 2004, the Company sold $202,251 and $227,539, respectively, of premium receivables without recourse to AI Credit Corporation, and recorded losses of $3,627 and $2,992, respectively, related to these transactions.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

As of December 31, 2005 and 2004, the Company had the following balances payable/receivable to/from its affiliates (excluding reinsurance transactions):

AS OF DECEMBER 31,                                     2005           2004
------------------                                  ----------     ----------
Balances with pool member companies                 $  403,833     $  709,843
Balances with less than 0.5% of admitted assets        483,156        481,022
                                                    ----------     ----------
PAYABLE TO PARENT, SUBSIDIARIES AND AFFILIATES      $  886,989     $1,190,865
                                                    ==========     ==========

AIG                                                 $  199,830     $        -
American Home Canada                                   156,575        156,575
Balances with pool member companies                    236,379        112,507
Balances with less than 0.5% of admitted assets        234,105        302,269
                                                    ----------     ----------
RECEIVABLE FROM PARENT, SUBSIDIARIES AND
 AFFILIATES                                         $  826,889     $  571,351
                                                    ==========     ==========

NOTE 6 -REINSURANCE

In the ordinary course of business, the Company reinsures certain risks with affiliates and other companies. Such arrangements serve to limit the Company's maximum loss on catastrophes, large and unusually hazardous risks. To the extent that any reinsuring company might be unable to meet its obligations, the Company would be liable for its respective participation in such defaulted amounts. The Company purchased catastrophe excess of loss reinsurance covers protecting its net exposures from an excessive loss arising from property insurance losses and excessive losses in the event of a catastrophe under workers' compensation contracts issued without limit of loss.

During 2005 and 2004, the Company's net premiums written and net premiums earned were comprised of the following:

FOR THE YEARS ENDED DECEMBER 31,              2005                           2004
                                  ---------------------------     ---------------------------
                                    WRITTEN         EARNED          WRITTEN          EARNED
                                  -----------     -----------     -----------     -----------
Direct Premiums                   $ 5,588,284     $ 5,838,904     $ 6,361,956     $ 6,291,282
Reinsurance premiums assumed:

       Affiliates                  22,153,164      21,595,324      21,103,816      19,703,510
       Non-affiliates                 494,482         548,499         502,326         533,280
                                  -----------     -----------     -----------     -----------
         GROSS PREMIUMS            28,235,930      27,982,727      27,968,098      26,528,072
                                  -----------     -----------     -----------     -----------
Reinsurance premiums ceded:

       Affiliates                  19,860,111      19,676,550      19,544,479      18,386,791
       Non-affiliates               1,288,840       1,270,214       1,394,320       1,548,619
                                  -----------     -----------     -----------     -----------
         NET PREMIUMS             $ 7,086,979     $ 7,035,963     $ 7,029,299     $ 6,592,662
                                  ===========     ===========     ===========     ===========

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

The maximum amount of return commissions which would have been due reinsurers if all of the Company's reinsurance had been cancelled as of December 31, 2005 and 2004 with the return of the unearned premium reserve is as follows:

                             ASSUMED REINSURANCE           CEDED REINSURANCE                   NET
                        ----------------------------    -------------------------   ------------------------
                         UNEARNED                        UNEARNED
                          PREMIUM        COMMISSION       PREMIUM     COMMISSION     PREMIUM     COMMISSION
                         RESERVES          EQUITY        RESERVES       EQUITY       RESERVES      EQUITY
                        -----------      -----------    -----------   -----------   -----------  -----------
DECEMBER 31, 2005

  Affiliated            $10,662,670      $ 1,218,460    $ 9,437,660   $ 1,100,419   $ 1,225,010  $   118,041

  Non Affiliated            891,932          101,924        507,060        59,123   $   384,872  $    42,801
                        -----------      -----------    -----------   -----------   -----------  -----------
  TOTALS                $11,554,602      $ 1,320,384    $ 9,944,720   $ 1,159,542   $ 1,609,882  $   160,842
                        ===========      ===========    ===========   ===========   ===========  ===========
DECEMBER 31, 2004

  Affiliated            $ 9,810,548      $ 1,168,029    $ 9,095,231   $ 1,058,103   $   715,317  $   109,926

  Non Affiliated            945,951          112,624        488,434        56,823       457,517       55,801
                        -----------      -----------    -----------   -----------   -----------  -----------
  TOTALS                $10,756,499      $ 1,280,653    $ 9,583,665   $ 1,114,926   $ 1,172,834  $   165,727
                        ===========      ===========    ===========   ===========   ===========  ===========

As of December 31, 2005 and 2004, and for the years then ended, the Company's unearned premium reserves, paid losses and LAE, and reserves for losses and LAE (including IBNR), have been reduced for reinsurance ceded as follows:

                            UNEARNED            PAID LOSSES           RESERVES FOR
                             PREMIUM                AND                 LOSSES AND
                            RESERVES                LAE                    LAE
                           -----------          -----------           ------------
DECEMBER 31, 2005

Affiliates                 $ 9,437,660          $    97,076           $ 36,164,744
Non-Affiliates                 507,060              322,835              3,728,454
                           -----------          -----------           ------------
Total                      $ 9,944,720          $   419,911           $ 39,893,198
                           ===========          ===========           ============

DECEMBER 31, 2004

Affiliates                 $ 9,095,231          $    (5,225)          $ 29,697,663
Non-Affiliates                 488,434              264,218              2,999,793
                           -----------          -----------           ------------
TOTAL                      $ 9,583,665          $   258,993           $ 32,697,456
                           ===========          ===========           ============

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

The Company's unsecured reinsurance recoverables as of December 31, 2005 in excess of 3.0% of its capital and surplus is set forth in the table below:

As of December 31, 2005

                                                            NAIC CO.
REINSURER                                                    CODE      AMOUNT
---------------------------------------------------------  --------  -----------
Affilliates:
     American Home Assurance Company                        19380   $ 24,242,369
     Commerce and Industry Insurance Company                19410      6,618,032
     Insurance Company of the State of Pennsylvania.        19429      3,366,695
     New Hampshire Insurance Company                        23841      3,350,984
     Birmingham Fire Insruance Company of Pennsylvania      19402      3,318,439
     AIU Insurance Company                                  19399        812,461
     American International Insurance Company               32220        512,797
     Transatlantic Reinsurance Company                      19453        288,819
     National Union Fire Company of Pittsburgh,
     Pennsylvania                                           19445        266,849
     American International Underwriters Overseas, Ltd.         -        222,538
     New Hampshire Indemnity Company                        23833        153,724
     AIG Global Trade And Political Risk Ins Company        10651        133,127
     United Guaranty Insurance Company                      11715         49,313
     Transatlantic Reinsurance Company                          -         27,276
     Landmark Insurance Company                             35637          9,688
     Audubon Insurance Company                              19933          6,111
     Starr Excess Liability Insurance Company, Ltd.         10932          4,779
     Hartford Steam Boiler Inspection And Insurance Co.     11452          4,290
     Euroguard Insurance Company, Limited                       -          3,807
     Illinois National Insurance Company                    23817          3,667
     National Union Fire Ins Company of Vermont                 -          3,216
     AIU Insurance Company (Japan)                              -          2,917
     American International Life Assurance Co. of NY (US)   60607          2,709
     Granite State Insurance Company                        23809          2,547
     Ascot Syndicate Lloyds 1414                                -          2,230
     American General Life Ins Co                           60488          2,091
     Arabian American Insurance Co. Ltd                         -          1,059
     First American Polish Ins Co                               -          1,040
     Other affiliates less than $1.0 million                    -         35,535
                                                                    ------------
        TOTAL AFFILIATES                                              43,449,109
                                                                    ------------

Non-Affilliates:

     Lloyd's Syndicates                                         -        387,270
                                                                    ------------
        TOTAL NON AFFILIATES                                             387,270
                                                                    ------------

   TOTAL AFFILIATES AND NON AFFILIATES                              $ 43,836,379
                                                                    ============

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

During 2005 and 2004, the Company reported in its Statements of Income $45,537 and $65,363, respectively, of statutory underwriting losses, which were comprised of premiums earned of ($1,805) and ($8,777), respectively, less losses incurred of $43,732 and $56,586, respectively, as a result of commutations with the following reinsurers:

COMPANY                                     2005      2004
---------------------------------------   -------   -------
SCOR Reinsurance Company                  $44,800   $22,458
General Re Corp                                 -    16,984
Converium Reins.                                -     7,947
AXA Albingia                                    -     6,161
CX Reinsurance                                  -     4,511
AXA Corporate Solutions                         -     3,668
National Indemnity Co.                          -     2,819
Other reinsurers less than $1.0 million       737       815
                                          -------   -------

TOTAL                                     $45,537   $65,363
                                          =======   =======

As of December 31, 2005 and 2004, the Company had reinsurance recoverables on paid losses in dispute of $149,456 and $80,435, respectively.

During 2005, the Company had written off reinsurance recoverable balances of $68,909.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

NOTE 7 - RETROACTIVE REINSURANCE

As of December 31, 2005, the Company reported the following activity and balances with respect to its retroactive reinsurance arrangements:

                                                 ASSUMED       CEDED
                                                ---------    ---------
Reserves Transferred:

   Initial Reserves                             $ 228,366    $ 478,934
   Adjustments - prior year(s)                   (187,916)     (23,011)
   Adjustments - current year                       7,160      (12,417)
                                                ---------    ---------

   BALANCE AS OF DECEMBER 31, 2005                 47,610      443,506
                                                ---------    ---------

Paid Losses Recovered:

   Prior year(s)                                    3,391      344,068
   Current year                                     9,499       30,781
                                                ---------    ---------

   TOTAL RECOVERED AS OF DECEMBER 31, 2005         12,890      374,849
                                                ---------    ---------

   CARRIED RESERVES AS OF DECEMBER 31, 2005     $  34,720    $  68,657
                                                =========    =========

Consideration Paid or Received:

   Initial Reserves                             $ 212,797    $ 291,794
   Adjustments - prior year(s)                   (190,000)     (19,040)
   Adjustments - current year                           -         (876)
                                                ---------    ---------

   TOTAL PAID AS OF DECEMBER 31, 2005           $  22,797    $ 271,878
                                                =========    =========

Special Surplus from Retroactive Reinsurance:

   Initial surplus gain or loss realized$       $       -    $  50,201
   Adjustments - prior year(s)                          -       35,909
   Adjustments - current year                           -      (14,220)
                                                ---------    ---------

   BALANCE AT DECEMBER 31, 2005                 $       -    $  71,890
                                                =========    =========

CUMULATIVE FUNDS TRANSFERRED TO UNASSIGNED
SURPLUS AS OF DECEMBER 31, 2005                 $       -    $   6,628
                                                =========    =========

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

The Company's retroactive reinsurance balances (by reinsurer) as of December 31, 2005, is set forth in the table below:

AS OF DECEMBER 31, 2005

REINSURER                                                  ASSUMED    CEDED
--------------------------------------------------------   -------   -------
American International Reins. Co.                          $     -   $60,516
American International Specialty Lines Insurance Company    16,760         -
Guideone Mutual Ins Co.                                      9,648         -
Commerce and Industry Insurance Company of Canada            7,280         -
PEG Reinsurance Co.                                              -     1,473
Upinsco Inc                                                      -     1,143
Swiss Re America Corp                                            -     1,138
All other reinsurers less than $1.0 million                  1,074     4,387
                                                           ------    -------

  TOTAL                                                    $34,762   $68,657
                                                           =======   =======

NOTE 8 - DEPOSIT ACCOUNTING ASSETS AND LIABILITIES

Certain of the products offered by the Company include funding components or have been structured in a manner such that little or no insurance risk is actually transferred. In addition, the Company has entered into several reinsurance arrangements, both treaty and facultative, which were determined to be deposit agreements. Funds received in connection with these arrangements are recorded as deposit liabilities, rather than premiums and incurred losses. Conversely, funds paid in connection with these arrangements are recorded as deposit assets, rather than as ceded premiums and ceded incurred losses.

As of December 31, 2005 and 2004, the Company's deposit assets and liabilities were comprised of the following:

                                          2005                       2004
                             ------------------------   ------------------------
                              DEPOSIT       DEPOSIT       DEPOSIT      DEPOSIT
                              ASSETS      LIABILITIES     ASSETS     LIABILITIES
                             ----------   -----------   ----------   -----------
Direct                       $        -   $    59,922   $        -   $    34,823
Assumed                               -       454,039            -       656,512
Ceded                         1,410,584             -    1,729,756             -
                             ----------   -----------   ----------   -----------

  BALANCE AS OF DECEMBER 31, $1,410,584   $   513,961   $1,729,756   $   691,335
                             ==========   ===========   ==========   ===========

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

A reconciliation of the Company's deposit assets and deposit liabilities as of December 31, 2005 and 2004 is set forth in the table below:

                                                            2005                          2004
                                                 --------------------------    --------------------------
                                                   DEPOSIT        DEPOSIT        DEPOSIT        DEPOSIT
                                                    ASSETS      LIABILITIES      ASSETS       LIABILITIES
                                                 -----------    -----------    -----------    -----------
BALANCE AS OF BEGINNING OF PERIOD                $ 1,729,756    $   491,335    $ 2,216,987    $   789,132

   Deposit activity, including loss recoveries      (471,268)       (12,605)      (459,259)       (88,858)

   Interest income or expense, net of
   amortization of margin                             95,951         35,231        112,880         (8,939)

   Change in non-admitted asset portion               56,145              -       (140,852)             -
                                                 -----------    -----------    -----------    -----------

BALANCE AS OF DECEMBER 31,                       $ 1,410,584    $   513,961    $ 1,729,756    $   691,335
                                                 ===========    ===========    ===========    ===========

During 2005 the Company received consideration of $79,279 resulting from the commutations of its reinsurance deposit accounting arrangement with the Richmond Insurance Company, Ltd.

As of December 31, 2005, the deposit assets with related parties, mostly reinsurance transaction with Union Excess, amounted to $ 1,258,466. During 2005, the Company commuted $272,387 of the deposit assets with Union Excess and Richmond resulting in a $3,944 loss.

NOTE 9 - FEDERAL INCOME TAXES

The Company files a consolidated U.S. federal income tax return with the Parent and its domestic subsidiaries pursuant to a tax sharing agreement. The agreement provides that the Parent will not charge the Company a greater portion of the consolidated tax liability than would have been paid by the Company if it had filed a separate federal income tax return. In addition, the agreement provides that the Company will be reimbursed by the Parent for tax benefits relating to any net losses or any tax credits of the Company utilized in filing the consolidated return. The federal income tax recoverables in the accompanying Statements of Admitted Assets are due from the Parent. As of December 31,
2005 and 2004, the U.S. federal income tax rate applicable to ordinary income was 35.0%.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

The components of the Company's net deferred tax assets / liabilities at December 31, 2005 and 2004 are as follows:

AS OF DECEMBER 31,                                  2005           2004
----------------------------------------------   -----------    -----------
Gross deferred tax assets                        $ 1,044,743    $   870,158
Gross deferred tax liabilities                      (484,906)      (425,130)
Non-admitted deferred tax assets in accordance
with SSAP No.10 entitled Income Taxes               (173,931)       (65,196)
                                                 -----------    -----------

NET DEFERRED TAX ASSETS ADMITTED                 $   385,906    $   379,842
                                                 ===========    ===========
CHANGE IN DEFERRED TAX ASSETS NON-
ADMITTED                                         $  (108,735)   $    65,196
                                                 ===========    ===========

During 2005 and 2004, the Company's current federal income tax expense (benefit) was comprised of the following:

FOR THE YEARS ENDED DECEMBER 31,                2005         2004
-------------------------------------------   ---------    ---------
Income tax expense (benefit) on net
underwriting and net investment income        $(106,539)   $  65,519

Federal income tax adjustment - prior years      (1,377)      35,628

                                              ---------    ---------
CURRENT INCOME TAX EXPENSE (BENEFIT)          $(107,916)   $ 101,147
                                              =========    =========

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

The composition of the Company's net deferred tax assets at December 31, 2005 and 2004, along with the changes in deferred income taxes for 2004, is set forth in the table below:


AS OF DECEMBER 31,                         2005            2004         CHANGE
                                        -----------    -----------    -----------
Deferred Tax Assets

   Loss reserve discount                $  506,988    $  422,379    $   84,608
   Non-admitted assets                     157,505       157,780          (275)
   Unearned premium reserve                300,386       289,999        10,387
   Other temporary difference               79,865             -        79,865
                                        ----------    ----------    ----------

     GROSS DEFERRED TAX ASSETS           1,044,743       870,158       174,585
   Non-admitted deferred tax assets       (173,931)      (65,196)     (108,735)
                                        ----------    ----------    ----------

     ADMITTED DEFERRED TAX ASSETS          870,812       804,962        65,850
                                        ----------    ----------    ----------

Deferred Tax Liabilities

   Unrealized capital gains               (185,655)     (167,587)      (18,068)
   Other temporary differences            (299,251)     (257,543)      (41,708)
                                         ----------    ----------    ----------

   GROSS DEFERRED TAX LIABILITIES         (484,906)     (425,130)      (59,776)
                                         ----------    ----------    ----------

     NET ADMITTED DEFERRED TAX ASSETS   $  385,906    $  379,832    $    6,074
                                        ==========    ==========    ==========

   Gross deferred tax assets            $1,044,743    $  870,158    $  174,585
   Gross deferred tax liabilities         (484,906)     (425,131)      (59,775)
                                        ----------    ----------    ----------

   NET DEFERRED TAX ASSETS              $  559,837    $  445,027       114,810
                                        ==========    ==========
   Income Tax effect of unrealized
   capital gains/(losses)                                               18,068
                                                                    ----------

   CHANGE IN DEFERRED INCOME TAXES                                  $  132,877
                                                                    ==========

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

The actual tax expense (benefit) on income from operations differs from the tax expense (benefit) calculated at the statutory tax rate. A reconciliation of the Company's income tax expense (benefit) together with the significant book to tax adjustments for 2005 is set forth below:

                                                      AMOUNT         TAX EFFECT
                                                   -----------       -----------
Net income before federal income taxes             $ 48,062          $  16,822

  Book to tax adjustments:

  Tax exempt income and dividends received
   deduction                                       (358,917)          (125,621)

  Intercompany dividends                           (149,147)           (52,202)

  Federal income tax adjustment - prior year              -             (1,377)

  Remediation adjustments                                 -            (41,254)

  Foreign tax credits                                     -            (15,200)

  Other                                               6,055              2,102
                                                  ----------         ----------

   TOTAL BOOK TO TAX ADJUSTMENTS                   (502,059)          (233,552)
                                                  ----------         ----------

TOTAL FEDERAL TAXABLE LOSS AND TAX BENEFIT         $(453,997)        $ (216,730)
                                                  ==========         ==========

Current federal income tax expense (benefit)                        $ (107,916)

Income tax on net realized capital gains                                24,064

Change in net deferred income taxes                                   (132,878)
                                                                     ----------

Total Federal income tax (benefit)                                   $ (216,730)
                                                                     ==========

The amount of federal income tax incurred and available for recoupment in the event of future net operating losses for tax purposes is set forth in the table below:

Current year                       $       -

First preceding year               $  89,858

The Company did not have any unused net operating loss carry forwards or tax credits available to offset against future taxable income as of December 31, 2005.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

NOTE 10 - PENSION PLANS AND DEFERRED COMPENSATION ARRANGEMENTS

A.    GENERAL

      Employees of AIG, the ultimate holding company, its subsidiaries and certain affiliated companies, including employees in foreign countries, are generally covered under various funded and insured pension plans. Eligibility for participation in the various plans is based on either completion of a specified period of continuous service or date of hire, subject to age limitation.

      AIG's U.S. retirement plan is a qualified, non-contributory defined benefit retirement plan which is subject to the provisions of the Employee Retirement Income Security Act of 1974. All employees of AIG and most of its subsidiaries and affiliates who are regularly employed in the United States, including certain U.S. citizens employed abroad on a U.S. dollar payroll, and who have attained age 21 and completed twelve months of continuous service are eligible to participate in this plan. An employee with five or more years of service is entitled to pension benefits beginning at normal retirement at age 65. Benefits are based upon a percentage of average final compensation multiplied by years of credited service limited to 44 years of credited service. The average final compensation is subject to certain limitations. The employees may elect certain options with respect to their receipt of their pension benefits including a joint and survivor annuity. An employee with ten or more years of service may retire early from age 55 to 64. An early retirement factor is applied resulting in a reduced benefit. If an employee terminates with less than five years of service, such employees forfeit their right to receive any pension benefits accumulated thus far.

      Annual funding requirements are determined based on the PROJECTED UNIT CREDIT COST METHOD which attributes a pro rata portion of the total projected benefit payable at normal retirement to each year of credited service.

      The Company's share of net expense for the qualified pension plan amounted to $6,900 and $10,400 for 2005 and 2004, respectively.

B.    DEFERRED COMPENSATION PLAN

      Some of the Company's officers and key employees are participants in AIG's stock option plans of 1991 and 1999. Details of these plans are published in AIG's 2005 Annual Report on Form 10-K. During 2005, the Parent allocated $2,298 of the total cost of these stock options and certain other deferred compensation programs to the Company.

C.    POSTRETIREMENT BENEFIT PLANS

      AIG's US postretirement medical and life insurance benefits are based upon the employee electing immediate retirement and having a minimum of ten years of service. Retirees and their dependents who were 65 by May 1, 1989 participate in the medical plan at no cost. Employees who retired after May 1, 1989 or prior to January 1, 1993 pay the active employee premium if under age 65 and 50% of the active employee premium if over age 65. Retiree contributions are subject to adjustment annually. Other cost sharing features of the medical plan include deductibles, coinsurance and Medicare coordination and a lifetime maximum benefit of $2,000. The maximum life insurance benefit prior to age 70 is $32, with a maximum $25 thereafter.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

      Effective January 1, 1993, both plans' provisions were amended. Employees who retire after January 1, 1993 are required to pay the actual cost of the medical insurance benefit premium reduced by a credit which is based upon years of service at retirement. The life insurance benefit varies by age at retirement from $5 for retirement at ages 55 through 59 and $10 for retirement at ages 60 through 64 and $15 from retirement at ages 65 and over.

      The postretirement benefit obligations and amounts recognized in AIG's consolidated balance sheet as of December 31, 2005 and 2004 were $140,100 and $179,100, respectively. These obligations are not funded currently. The Company's share of other postretirement benefit plans was $200 and $100 for 2005 and 2004, respectively.

      AIG is the Plan Sponsor of the pension and post retirement and benefit plans and is ultimately responsible for the conduct of the plans. The Company is only obligated to the extent of their allocation of expenses from these plans.

      The Company's weighted average assumptions that were used to determine its pension benefit obligations as of December 31, 2005 and 2004 are set forth in the table below:

      AS OF DECEMBER 31,                                 2005            2004
      -----------------------------------------       ----------      ---------
         Discount rate                                  5.50%           5.75%

         Rate of compensation increase (average)        4.25%           4.25%

         Measurement date                             12/31/2005      12/31/2004

         Medical cost trend rate                          N/A             N/A

D.    POST-EMPLOYMENT BENEFITS AND COMPENSATED ABSENCES

      AIG provides certain benefits provided to inactive employees who are not retirees. Certain of these benefits are insured and expensed currently; other expenses are provided for currently. Such expenses include medical and life insurance continuation and COBRA medical subsidies.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

NOTE 11 - CAPITAL AND SURPLUS AND DIVIDEND RESTRICTIONS:

A.    CAPITAL AND SURPLUS

      The issued capital and surplus position of the Company at December 31, 2005 and 2004 was as follows:

                                                      2005            2004
                                                 ------------     -----------
      Common stock, par value                    $      4,479     $     4,479

      Common stock in excess of par value           2,694,092       2,494,262
                                                 ------------     -----------

              TOTAL CAPITAL                         2,698,571       2,498,741
                                                 ------------     -----------

      Unassigned surplus                            5,349,702       4,791,970

      Special surplus from retroactive
          reinsurance arrangements                     71,890          86,110
                                                 ------------     -----------

           TOTAL SURPLUS                            5,421,592       4,878,080
                                                 ------------     -----------

         TOTAL CAPITAL AND SURPLUS               $  8,120,163     $ 7,376,821
                                                 ============     ===========

      The portion of unassigned funds (surplus) at December 31, 2005 and 2004 represented or reduced by each item below is as follows:

                                                      2005            2004
                                                 ------------     -----------
      Unrealized gains and losses                $  4,083,298     $ 3,367,546

      Non-admitted asset values                  $   (648,626)    $  (560,238)

      Provision for reinsurance                  $   (201,761)    $  (334,696)

B.    RISK-BASED CAPITAL REQUIREMENTS

      The NAIC has adopted a Risk-based Capital ("RBC") formula to be applied to all property and casualty insurance companies. RBC is a method of establishing the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. A company's RBC is calculated by applying different factors to various asset classes, net premiums written and loss and LAE reserves. A company's result from the RBC formula is then compared to certain established minimum capital benchmarks. To the extent a company's RBC result does not either reach or exceed these established benchmarks, certain regulatory actions may be taken in order for the insurer to meet the statutorily-imposed minimum capital and surplus requirements.

      In connection therewith, the Company has satisfied the capital and surplus requirements of RBC for the 2005 reporting period.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

C.    DIVIDEND RESTRICTIONS

      Under Pennsylvania law, the Company may pay cash dividends only from earned surplus determined on a statutory basis. Further, the Company is restricted [on the basis of the greater of 10.0% of the Company's statutory surplus, (excluding approximately $1,900,000 from an investment in an affiliate for which proper approval from the Insurance Department of the Commonwealth of Pennsylvania has been received) as of December 31, 2005, or 100.0% of the Company's net income for the year then ended] as to the amount of dividends it may declare or pay in any twelve-month period without the prior approval of the Insurance Department of the Commonwealth of Pennsylvania. In connection therewith, at December 31, 2005, the maximum dividend payments, which may be made without prior approval during 2006, is approximately $622,016.

      Within the limitations noted above, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to stockholders. There were no restrictions placed on the Company's surplus including for whom the surplus is being held. There is no stock held by the Company for any special purpose.

NOTE 12 - CONTINGENCIES

A.    LEGAL PROCEEDINGS

      The Company is involved in various legal proceedings incident to the operation of its business. Such proceedings include claims litigation in the normal course of business involving disputed interpretations of policy coverage. Other proceedings in the normal course of business include allegations of underwriting errors or omissions, bad faith in the handling of insurance claims, employment claims, regulatory activity, and disputes relating to the Company's business ventures and investments.

      Other legal proceedings include the following:

      AIG, National Union Fire Insurance Company of Pittsburgh, Pa. (National Union), and American International Specialty Lines Insurance Company (AISLIC) have been named defendants (the AIG Defendants) in two putative class actions in state court in Alabama that arise out of the 1999 settlement of class and derivative litigation involving Caremark Rx, Inc. (Caremark). An excess policy issued by a subsidiary of AIG with respect to the 1999 litigation was expressly stated to be without limit of liability. In the current actions, plaintiffs allege that the judge approving the 1999 settlement was misled as to the extent of available insurance coverage and would not have approved the settlement had he known of the existence and/or unlimited nature of the excess policy. They further allege that the AIG Defendants and Caremark are liable for fraud and suppression for misrepresenting and/or concealing the nature and extent of coverage. In their complaint, plaintiffs request compensatory damages for the 1999 class in the amount of $3,200,000, plus punitive damages. The AIG Defendants deny the allegations of fraud and suppression and have asserted, inter alia, that information concerning the excess policy was publicly disclosed months prior to the approval of the settlement. The AIG Defendants further assert that the current claims are barred by the statute of limitations and that plaintiffs' assertions that the statute was tolled cannot stand against the public disclosure of the excess coverage. Plaintiffs, in turn, have asserted that the disclosure was insufficient to inform them of the nature of the coverage and did not start the running of the statute of limitations. On January 28, 2005, the Alabama trial court determined that one of the current actions may proceed as a class action on behalf of the 1999 classes that were allegedly defrauded by the settlement.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

      The AIG Defendants and Caremark are seeking appellate relief from the Alabama Supreme Court. The AIG Defendants cannot now estimate either the likelihood of its prevailing in these actions or the potential damages in the event liability is determined.

      On September 2, 2005, AIG sued Robert Plan Corporation, the agency which services personal auto assigned risk business alleging the misappropriation of funds and other violations of contractual arrangements. On September 27, 2005, Robert Plan Corporation countersued AIG for $370,000 in disgorged profits and $500,000 of punitive damages. Subsequently, American Home Assurance Company (American Home) was named as a counterclaim defendant in this case. American Home believes that the countersuit is without merit and intends to defend it vigorously.

      Effective February 9, 2006, AIG reached a resolution of claims and matters under investigation with the United States Department of Justice (the
      DOJ), the United States Securities and Exchange Commission (the SEC), the Office of the Attorney General of the State of New York (the NYAG) and the New York Insurance Department (the NYDOI). The settlements resolve outstanding litigation and allegations by such agencies against AIG in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of these settlements, AIG will make payments totaling approximately $1,640,000, including (i) $375,000 to be paid into a fund under the supervision of the NYAG and NYDOI to be available principally to pay certain AIG insurance company subsidiary policyholders who purchased excess casualty policies through Marsh & McLennan Companies, Inc. and Marsh Inc. and (ii) $343,000 to be paid into a fund under the supervision of the NYAG and the NYDOI to be used to compensate various states in connection with the underpayment of certain workers compensation premium taxes and other assessments. No amounts to be paid under the related settlement agreements will be charged to the Company, although the Company and certain affiliates will be required to adopt various business reforms.

      Various federal and state regulatory agencies are reviewing certain other transactions and practices of AIG and its subsidiaries, including the Company, in connection with certain industry-wide and other inquiries including, but not limited to, insurance brokerage practices relating to contingent commissions. It is possible that additional civil or regulatory proceedings will be filed. Additionally, various actions have been brought against AIG arising out of the liability of certain AIG subsidiaries, including the Company, for taxes, assessments, and surcharges for policies of workers compensation insurance. As of December 31, 2005, the Company recorded a provision of $57,494 to cover any contingent liabilities arising from the potential underpayment of these premium taxes and assessments.

      Since October 19, 2004, AIG and certain subsidiaries have been named as defendants in numerous complaints that were filed in federal court and in state court (Massachusetts and Florida) and removed to federal court. These cases generally allege that AIG and its subsidiaries violated federal and various state antitrust and anti-racketeering laws, various state deceptive and unfair practice laws and certain state laws governing fiduciary duties. The alleged basis of these claims is that there was a conspiracy between insurance companies and insurance brokers with regard to the bidding practices for insurance coverage in certain sectors of the insurance industry. The Judicial Panel on Multidistrict Litigation entered an order consolidating most of these cases and transferring them to the United States District Court for the District of New Jersey. The remainder of these cases have been transferred to the District of New Jersey.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

      On August 15, 2005, the plaintiffs in the multidistrict litigation filed a Corrected First Consolidated Amended Commercial Class Action Complaint which names AIG and the following additional AIG subsidiaries as defendants: AIU Insurance Company, American Home, National Union, AISLIC, American International Insurance Company, Birmingham Fire Insurance Company of Pennsylvania, Commerce and Industry Insurance Company, Lexington Insurance Company, National Union Fire Insurance Company of Louisiana, New Hampshire Insurance Company, The Hartford Steam Boiler Inspection and Insurance Company, and The Insurance Company of the State of Pennsylvania. Also on August 15, 2005, AIG, American Home, and AIG Life Insurance Company were named as defendants in a Corrected First Consolidated Amended Employee Benefits Complaint filed in the District of New Jersey that adds claims under ERISA. The AIG defendants, along with other insurer defendants and the broker defendants filed motions to dismiss both the Commercial and Employee Benefits Complaints. Plaintiffs' have filed a Motion for Class Certification in the consolidated action, which defendants will oppose. Both the motion to dismiss and the class certification motions are pending.

      On January 18, 2006, American International Aviation Agency, Inc. (AIAA) and Redholm Underwriting Agents Limited (Redholm) commenced two separate arbitration proceedings against New Hampshire Insurance Company (NHIC) in the United States and United Kingdom, respectively, seeking to prevent NHIC from terminating and/or breaching certain agreements with AIAA, Redholm and their affiliates. On the same date, AIAA filed an action in Georgia state court against NHIC, and sought an injunction barring NHIC from terminating and/or breaching these agreements pending the outcome of the arbitration. AIAA and Redholm were, at the time, managing general agents for certain insurance company subsidiaries of AIG, and are wholly owned by C.V. Starr & Co., Inc. (C.V. Starr), a company that is controlled by certain former senior executives of AIG. AIG and its affiliates thereafter terminated their managing general agency relationship with AIAA. They had previously terminated their agency relationship with Redholm.

      Subsequent to the commencement of these arbitration proceedings, two other managing general agencies owned by C.V. Starr - American International Marine Agency, Inc. (AIMA), and C.V. Starr & Co. (Starr California) - commenced two additional arbitration proceedings against AIG and certain of its affiliates, and Starr Technical Risks Agency, Inc. (Starr Tech), a third C.V. Starr agency (together with AIAA, AIMA and Starr California, the C.V. Starr Agencies), asserted claims in an arbitration that had been commenced by certain AIG subsidiaries. The AIG insurance companies named in claims asserted by the C.V. Starr Agencies are: The Insurance Company of the State of Pennsylvania, Illinois National Insurance Co., American International South Insurance Company, Granite State Insurance Company, AISLIC, National Union, Birmingham Fire Insurance Company of Pennsylvania, American Home, Commerce and Industry Insurance Company, and AIU Insurance Company (the AIG Insurance Company Defendants). The claims asserted by the C.V. Starr Agencies allege that AIG and the AIG Insurance Company Defendants are irreparably harming the C.V. Starr Agencies by, among other things, misappropriating their business relationships and proprietary information, predatorily hiring their employees, and restricting their access to offices, computer systems, documents and other information. They seek damages and injunctive relief: (i) permitting the C.V. Starr Agencies to operate independently from AIG, and to produce business for other companies, and (ii) restraining AIG and its affiliates from competing with the C.V. Starr Agencies for certain business and from using the C.V. Starr Agencies' proprietary information.

      AIG and certain of the AIG Insurance Company Defendants have also instituted arbitration and litigation in New York and litigation in Georgia seeking damages, equitable and injunctive relief: (i) preventing the C.V. Starr Agencies from denying AIG access to its documents and information; (ii) enjoining the C.V. Starr Agencies from engaging in certain insurance and reinsurance transactions with non-AIG companies;
      (iii) requiring the C.V. Starr Agencies to relinquish control of certain premium trust funds; and (iv) seeking damages resulting from any

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

      improper or illegal conduct of the C.V. Starr Agencies. AIG and its affiliates have also terminated or provided notice of termination of their managing general agency relationships with Starr Tech and Starr California.

      On March 20, 2006, C.V. Starr filed a lawsuit in the United States District Court for the Southern District of New York against AIG, alleging that the use by certain AIG affiliates of the name "Starr" in commerce infringes trademarks held by C.V. Starr. The Complaint alleges claims for federal trademark infringement, common law unfair competition, service mark infringement and dilution pursuant to New York law. C.V. Starr also alleges that AIG's continued ownership of certain Internet domain names that include the "Starr" name, violates federal law and constitutes conversion of C.V. Starr property. C.V. Starr seeks to enjoin AIG from using the name Starr, to turn over its rights in certain trademark and domain name rights, and also seeks damages as a result of these violations.

      AIG and its affiliates involved in the arbitration and litigation proceedings with the C.V. Starr Agencies cannot now estimate either the likelihood of their prevailing in these actions or any potential damages in the event liability is determined.

      AIG is also subject to various legal proceedings which have been disclosed in AIG's periodic filings under the Securities Exchange Act of 1934, as amended, in which the Company is not named as a party, but whose outcome may nonetheless adversely affect the Company's financial position or results of operation.

      Except for the provisions the Company recorded related to the contingent liabilities arising out of the potential underpayment of premium taxes and assessments described in the preceding paragraphs, the Company cannot predict the outcome of the matters described above, estimate the potential costs related to these matters, or determine whether other AIG subsidiaries, including the Company, would have exposure to proceedings in which they are not named parties by virtue of their participation in an inter-company pooling arrangement and, accordingly, no reserve is being established in the Company's financial statements at December 31, 2005. In the opinion of management, the Company's ultimate liability for the matters referred to above is not likely to have a material adverse effect on the Company's financial position, although it is possible that the effect would be material to the Company's results of operations for an individual reporting period.

B.    ASBESTOS AND ENVIRONMENTAL RESERVES

      The Company continues to receive indemnity claims asserting injuries from toxic waste, hazardous substances, asbestos and other environmental pollutants and alleged damages to cover the clean-up costs of hazardous waste dump sites (environmental claims). Estimation of environmental claim loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques. Environmental claim development is affected by factors such as inconsistent court resolutions, the broadening of the intent of policies and scope of coverage and increasing number of new claims. The Company and other industry members have and will continue to litigate the broadening judicial interpretation of policy coverage and the liability issues. If the courts continue in the future to expand the intent of the policies and the scope of the coverage, as they have in the past, additional liabilities would emerge for amounts in excess of reserves held. This emergence cannot now be reasonably estimated, but could have a material impact on the Company's future operating results or financial position.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

      The Company's environmental exposure arises from the sale of general liability, product liability or commercial multi peril liability insurance, or by assumption of reinsurance within these lines of business.

      The Company tries to estimate the full impact of the asbestos and environmental exposure by establishing full case basis reserves on all known losses and establishes bulk reserves for IBNR losses and LAE based on management's judgment after reviewing all the available loss, exposure, and other information.

      A reconciliation of the Company's asbestos and environmental related loss and LAE reserves (including case & IBNR reserves) as of December 31, 2005 and 2004, gross and net of reinsurance credits, is set forth below:

                                                            ASBESTOS LOSSES            ENVIRONMENTAL LOSSES
                                                      ---------------------------     ----------------------
                                                         2005             2004          2005          2004
                                                      --------------    ---------     ---------    ---------
      Direct :

      Loss and LAE reserves, beginning of period      $      731,546    $  272,012    $  271,161   $ 196,300

         Incurred losses and LAE                             517,176       535,892        66,554     117,838
         Calendar year paid losses and LAE                  (100,673)      (76,358)      (33,001)    (42,977)
                                                      --------------    ----------    ----------   ---------
      Loss and LAE reserves, as of December 31,       $    1,148,049    $  731,546    $  304,714   $ 271,161
                                                      ==============    ==========    ==========   =========
      Assumed:

      Loss and LAE reserves, beginning of period      $       95,171    $   34,601     $   6,994   $   8,522

         Incurred losses and LAE                              15,540        66,069           876        (587)
         Calendar year paid losses and LAE                   (7,901)        (5,499)         (944)       (941)
                                                      --------------    ----------    ----------   ---------
      Loss and LAE reserves, as of December 31,       $      102,810    $   95,171     $   6,926   $   6,994
                                                      ==============    ==========    ==========   =========
      Net of Reinsurance:

      Loss and LAE reserves, beginning of period      $      367,609    $  108,999    $  149,915   $ 85,324

         Incurred losses and LAE                             220,900       291,003        17,322      87,348
         Calendar year paid losses and LAE                   (41,472)      (32,393)      (24,761)    (22,757)
                                                      --------------    ----------    ----------   ---------
      LOSS AND LAE RESERVES, AS OF DECEMBER 31,       $      547,037    $  367,609    $  142,476   $ 149,915
                                                      ==============    ==========    ==========   =========

      Management believes that the reserves carried for the asbestos and environmental claims at December 31, 2005 are adequate as they are based on known facts and current law. AIG continues to receive claims asserting injuries from toxic waste, hazardous substances, and other environmental pollutants and alleged damages to cover the cleanup costs of hazardous waste dump sites (hereinafter collectively referred to as environmental claims) and indemnity claims asserting injuries from asbestos. Estimation of asbestos and environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

C.    OTHER CONTINGENCIES

      In the ordinary course of business, the Company enters into structured settlements to settle certain claims. Structured settlements involve the purchase of an annuity to fund future claim obligations. In the event the life insurers providing the annuity, on certain structured settlements, are not able to meet their obligations, the Company would be liable for the payments of benefits.

      As of December 31, 2005, the Company has not incurred a loss and there has been no default by any of the life insurers included in the transactions. Management believes that based on the financial strength of the life insurers involved in these structured settlements, the likelihood of a loss is remote.

      In connection therewith, as of December 31, 2005 the Company's loss reserves eliminated by annuities and unrecorded loss contingencies amounted to $764,800 and $745,100, respectively.

      The Company has entered into a credit agreement with its Parent, whereby the Company may loan, subject to contractually agreed interest rates, up to a maximum of $410,000. As of December 31, 2005, the Company had no outstanding loan balances due from its Parent related to this credit arrangement.

      As part of its private equity portfolio investment, as of December 31, 2005, the Company may be called upon for an additional capital investment of up to $422,500. The Company expects only a small portion of this additional capital will be called during 2006.


      The Company has committed to provide Pound Sterling 50,000 ($86,000) in capital to a Lloyd's Syndicate. The Company believes that the likelihood of a payment during 2006 is remote.

      As fully disclosed in Note 5, the Company has guaranteed the policyholder obligations of certain affiliated insurance companies. Each of the guaranteed affiliates has admitted assets in excess of policyholder liabilities. The Company believes that the likelihood of a payment under any of these guarantees is remote.

NOTE 13 - OTHER SIGNIFICANT MATTERS

A.    SEPTEMBER 11, 2001 EVENTS

      As of December 31, 2005 and 2004, the Company's ultimate losses and LAE as a result of the September 11th events gross, ceded and net of reinsurance, is set forth in the table below:

      AS OF DECEMBER 31,                            2005           2004
      --------------------                     ------------     -----------
      Gross of reinsurance                     $    473,083     $  473,083
      Ceded reinsurance                            (408,188)      (408,188)
                                               ------------     ----------
        NET OF REINSURANCE                     $     64,895     $   64,895
                                               ============     ==========

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

      All contingencies and unpaid claims or losses resulting from the September 11th events have been recognized in the financial statements. The Company does not expect any unrecognized contingencies or unpaid claims or losses to impact the financial statements in the near term.

B.    PROPERTY CATASTROPHE LOSSES

      During 2005, the Company incurred significant losses related to certain hurricane events. In connection therewith, the Company's estimate of its potential pre-tax loss exposure, including the cost of reinstatement premiums, related to these events is set forth in the table below:


                     LOSS OCCURRENCE                                                      PRE-TAX LOSS
      HURRICANE          PERIOD             CATEGORY      AREA / REGION                    EXPOSURE
      ---------     -------------------     --------  --------------------------------   -------------
      Katrina           August 2005             4     Louisiana / Central Gulf Coast      $   193,522
      Rita              September 2005          3     Southwestern Louisiana and Texas         50,551
      Wilma             October 2005            3     Southern Florida                         65,967
                                                                                          -----------
      TOTAL                                                                               $   310,040
                                                                                          ===========

C.    OTHER

      The Company underwrites a significant concentration of its direct business with brokers.

      As of December 31, 2005 and 2004, the amount of reserve credits recorded for high deductibles on unpaid claims amounted to $3,900,000 and $3,369,400, respectively. As of December 31, 2005 and 2004, the amount billed and recoverable on paid claims was $350,900 and $387,600, respectively, of which $17,600 and $22,300, respectively, were non-admitted.

      The Company's direct percentage of policyholder dividend participating policies is 0.05 percent. Policyholder dividends are accounted for on an incurred basis. In connection therewith, during 2005 and 2004, policyholder dividends amounted to $20 and $562, respectively, and were reported as Other Gains in the accompanying Statements of Income.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

      As of December 31, 2005 and 2004, other admitted assets as reported in the accompanying Statements of Admitted Assets were comprised of the following balances:

      AS OF DECEMBER 31,                             2005          2004
      ------------------------------------------   ---------     ---------
      Guaranty funds receivable or on deposit      $  21,216     $  19,745
      Loss funds on deposit                           65,974        79,741
      Outstanding loss drafts - suspense accounts    537,881       293,066
      Accrued recoverables                             7,157         6,294
      Other assets                                   (27,064)       67,240
      Allowance for Doubtful Accounts               (471,565)     (109,621)
                                                   ---------     ---------
         TOTAL OTHER ADMITTED ASSETS               $ 133,599     $ 356,465
                                                   =========     =========

      Guaranty fund receivables represent payments to various state insolvency funds which are recoupable against future premium tax payment in the respective states. Various states allow insurance companies to recoup assessments over a period of five to ten years.

      The Company routinely assesses the collectibility of its receivable balances for potentially, uncollectible premiums receivable due from agents and reinsurance recoverable balances. In connection therewith, as of December 31, 2005 and 2004, the Company established an allowance for doubtful accounts of $471,565 and $109,621, respectively, which was reported as a contra asset within Other Admitted Assets in the accompanying Statements of Admitted Assets.

      During 2005, the Company recorded $153,838 of the increase in the allowance for doubtful accounts to Net Loss from Agents' Balances Charged-off in the accompanying 2005 Statement of Income, and recorded the remaining increase of $208,106 as an adjustment for prior period corrections to the Company's Capital and Surplus balance at January 1, 2005.

NOTE 14 - SUBSEQUENT EVENTS

In February 2006, the Company entered into a Capital Maintenance Agreement (CMA) with its Parent. The CMA provides that in the event that the Company's Total Adjusted Capital falls below 200.0% of the Company's Authorized Control Level RBC, as reported in the Company's 2005 Annual Statement, together with any adjustments or modifications required by the Company's domiciliary regulator, the Parent will provide a capital contribution to the Company in an amount equal to the difference between the Company's Total Adjusted Capital and 200.0% of the Company's Authorized Control Level RBC. In lieu of making any capital contribution, with the approval of the domiciliary department, AIG may provide a letter of credit naming the Company as beneficiary.

Effective upon the date of filing of the Company's 2005 Annual Statement with its domiciliary regulator, this CMA superseded and replaced a similar agreement that was effective October 15, 2005 related to the Company's December 31, 2004 surplus position.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

During 2005, the board of directors of the Parent, authorized a resolution where it committed to replenish any surplus lost as a result of the effects of the restatements of the Company's December 31, 2004 financial statements as well as any additional loss and LAE reserve strengthening as a result of the reserve review conducted by an independent actuarial consultant. In accordance with that resolution, on February 15, 2006, the Parent contributed $199,830 in cash to the Company. In connection therewith, at December 31, 2005, the Company reported a receivable of $199,830 with its Parent and increased its Capital in Excess of Par Value accordingly. The recognition of this surplus contribution has been approved by the Pennsylvania Insurance Department.

In addition, with approval of the Company's domiciliary regulator, AIG provided the Company with a letter of credit for unauthorized reinsurance recoverables, at December 31, 2005, authorizing the withdrawal of up to $380,000. In addition, the calculation of the provision for reinsurance reflects the affects of cash collections from affiliates subsequent to December 31, 2005.

NOTE 15 - POLICYHOLDERS' SURPLUS AND NET INCOME RECONCILIATION

A reconciliation of policyholder's surplus as of December 31, 2005 and net income for the year ended, as previously reported in the Company's annual statements filed with regulatory authorities, and the amounts, as adjusted, reported in the accompanying statutory basis financial statements, is presented in the following table:

                                                                        POLICYHOLDERS'      NET
                                                                           SURPLUS        INCOME
                                                                        ------------------------

AS REPORTED IN THE 2005 ANNUAL STATEMENT PREVIOUSLY FILED                 $8,046,993    $ 58,744

 Adjustment to accruals and provisions, net of federal income tax             73,170      73,170
                                                                        ------------------------

AS REPORTED IN THE ACCOMPANYING STATUTORY BASIS FINANCIAL STATEMENTS      $8,120,163    $131,914
                                                                        ========================

Certain expense accruals and provisions are calculated differently for GAAP basis financials and NAIC SAP basis financials. During the preparation of the annual statement, the Company did not properly eliminate or adjust the GAAP basis accruals and provisions when the NAIC SAP basis accruals and provisions were recorded. As a result, certain expenses were recorded twice.

                           PART C: OTHER INFORMATION

Item 26. Exhibits

(a)  Board of Directors Resolution.

     (1) Certificate of Resolution for American International Life Assurance Company of New York pursuant to the Board of Directors' meeting dated June 5, 1986, authorizing the establishment of separate accounts for the issuance and sale of variable life insurance contracts. (1)

(b)  Custodian Agreements. Inapplicable

(c)  Underwriting Contracts.

     (1) Distribution Agreement between American International Life Assurance Company of New York and American General Equity Services Corporation, effective May 1, 2003. (5)

     (2) Form of Selling Group Agreement. (7)

(d)  Contracts.

     (1) Form of Group Flexible Premium Variable Life Insurance
         Policy--Non-Participating (Policy Form No. 21GVULD997). (2)

     (2) Form of Group Flexible Premium Variable Life Insurance Certificate (Certificate Form No. 26GVULD997). (2)

(e)  Applications.

     (1) Form of Application for Group Flexible Premium Variable Life Insurance Policy, Form No. 24COLI400NY. (5)

     (2) Form of Supplemental Application for Life Insurance, Form No. 14GVSUP997. (Filed herewith)

     (3) Form of Subaccount Transfer Request form, 04/06. (Filed herewith)

     (4) Form of Premium Allocation form, 04/06. (Filed herewith)

     (5) Form of Loan/Surrender Request form, 04/06. (Filed herewith)

     (6) Form of Dollar Cost Averaging Request form, 04/06. (Filed herewith)

     (7) Form of Change Request form. (8)

     (8) Form of Reallocation and Rebalancing Request form, 04/06. (Filed herewith)

     (9) Form of Automatic Rebalancing Request, 04/06. (Filed herewith)

(f)  Depositor's Certificate of Incorporation and By-Laws.

     (1) Amended and Restated Bylaws of American International Life Assurance Company of New York, adopted July 25, 2002. (5)

     (2) Charter of American International Life Assurance Company of New York, dated March 5, 1962, filed with the State of New York Insurance Department on March 16, 1962. (1)

     (3) Certificate of Amendment of the Certificate of Incorporation of American International Life Assurance Company of New York, dated February 4, 1972. (1)

     (4) Certificate of Amendment of the Certificate of Incorporation of American International Life Assurance Company of New York, dated January 18, 1985. (1)

     (5) Certificate of Amendment of the Certificate of Incorporation of American International Life Assurance Company of New York, dated June 1, 1987. (1)

     (6) Certificate of Amendment of the Certificate of Incorporation of American International Life Assurance Company of New York, dated March 22, 1989. (1)

     (7) Certificate of Amendment of the Certificate of Incorporation of American International Life Assurance Company of New York, dated June 27, 1991. (1)

(g)  Reinsurance Contracts. Inapplicable

(h)  Participation Agreements.

     (1)(a) Form of Participation Agreement by and between VALIC Company I, The Variable Annuity Life Insurance Company and American International Life Assurance Company of New York. (5)

     (2)(a) Form of Participation Agreement among Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc., Miller Anderson & Sherrerd, LLP and AI Life Assurance Company of New York. (4)

     (2)(b) Form of Amendment to Participation Agreement among The Universal Institutional Funds, Inc. (formerly Morgan Stanley Universal Funds, Inc.), Morgan Stanley Investment Management Inc. (formerly Morgan Stanley Asset Management Inc.), Morgan Stanley Investments LP (formerly Miller Anderson & Sherrerd, LLP) and American International Life Assurance Company of New York. (5)

     (3)(a) Form of Participation Agreement among Alliance Variable Products Series Fund, Inc., Alliance Fund Distributors, Inc. and American International Life Assurance Company of New York. (5)

     (4)(a) Form of Participation Agreement by and between Franklin Templeton Products Trust, Franklin Templeton Distributors, Inc. and American International Life Assurance Company of New York. (6)

     (4)(b) Form of Participation Agreement Amendment by and between Franklin Templeton Products Trust, Franklin Templeton Distributors, Inc. and American International Life Assurance Company of New York. (8)

     (4)(c) Form of Participation Agreement Amendment No. 2 by and between Franklin Templeton Products Trust, Franklin Templeton Distributors, Inc. and American International Life Assurance Company of New York. (Filed herewith)

     (5)(a) Form of Shareholder Services Agreement by and between American Century Investment Services, Inc. and American International Life Assurance Company of New York. (6)

     (6)(a) Form of Participation Agreement by and among Credit Suisse Warburg Pincus Trust, Credit Suisse Asset Management, LLC, Credit Suisse Asset Management Securities, Inc. and American International Life Assurance Company of New York. (6)

     (7)(a) Form of Administrative Services Agreement by and among Credit Suisse Asset Management, LLC and American International Life Assurance Company of New York. (6)

     (8)(a) Form of Participation Agreement by and among Merrill Lynch Variable Series Funds, Inc., FAM Distributors, Inc. and American International Life Assurance Company of New York. (6)

     (9)(a) Form of Participation Agreement by and among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing

              Corporation and American International Life Assurance Company of New York. (6)

     (10)(a) Form of Fund Participation Agreement by and between J.P. Morgan Series Trust II and American International Life Assurance Company of New York. (6)

     (11)(a) Form of Participation Agreement by and among PIMCO Variable Insurance Trust, PIMCO Funds Distributors LLC and American International Life Assurance Company of New York. (6)

     (12)(a) Form of Participation Agreement by and among Variable Insurance Products Fund, Fidelity Distributors Corporation and American International Life Assurance Company of New York. (6)

     (13)(a) Form of Participation Agreement by and among Variable Insurance Products Fund II, Fidelity Distributors Corporation and American International Life Assurance Company of New York. (6)

     (14)(a) Form of Participation Agreement by and among Variable Insurance Products Fund III, Fidelity Distributors Corporation and American International Life Assurance Company of New York. (6)

     (15)(a) Form of Participation Agreement by and among Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co., and American International Life Assurance Company of New York. (8)

     (16)(a) Form of Fund Participation Agreement by and among Neuberger & Berman Advisers Management Trust, Advisers Managers Trust, Neuberger & Berman Management Incorporated and American International Life Assurance Company of New York. (8)

     (16)(b) Form of Amendment to Fund Participation Agreement by and among Neuberger & Berman Advisers Management Trust, Advisers Managers Trust, Neuberger & Berman Management Incorporated and American International Life Assurance Company of New York. (8)

(i)  Administrative Contracts.

     (1) Form of Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American International Life Assurance Company of New York.
         (5)

     (2) Form of Addendum No. 1 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American International Life Assurance Company of New York, dated May 21, 1975. (5)

     (3) Form of Addendum No. 2 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American International Life Assurance Company of New York, dated September 23, 1975. (5)

     (4) Form of Addendum No. 6 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American International Life Assurance Company of New York, dated June 9, 1981. (5)

     (5) Form of Addendum No. 24 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American International Life Assurance Company of New York, dated December 30, 1998. (5)

     (6) Form of Addendum No. 28 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including American International Life Assurance Company of New York and American General Life Companies, effective January 1, 2002. (5)

     (7) Form of Addendum No. 30 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including American International Life Assurance Company of New York and American General Life Companies, LLC, effective January 1, 2002. (7)

     (8) Form of Addendum No. 32 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including American International Life Assurance Company of New York, American General Life Companies, LLC and American General Equity Services Corporation, effective May 1, 2004. (8)

(j)  Other Material Contracts.

     (1) General Guarantee Agreement from National Union Fire Insurance Company of Pittsburgh, Pa. on behalf of American International Life Assurance Company of New York. (9)

     (2) AIG Support Agreement between American International Life Assurance Company of New York and American International Group, Inc. (9)

(k)  Legal Opinions.

     (1) Opinion and Consent of Kenneth D. Walma, Vice President and Counsel, American International Life Assurance Company of New York. (3)

     (2) Opinion and Consent of Saul Ewing LLP, Counsel to National Union Fire Insurance Company of Pittsburgh, Pa. (10)

     (3) Opinion and Consent of Sullivan & Cromwell LLP, Counsel to National Union Fire Insurance Company of Pittsburgh, Pa. (10)

(l)  Actuarial Opinions.

     (1) Opinion and Consent of American International Life Assurance Company of New York's actuary. (3)

     (2) Opinion and Consent of American International Life Assurance Company of New York's actuary. (5)

(m)  Calculation. None

(n)  Other Opinions.

     (1) Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP. (Filed herewith)

(o)  Omitted Financial Statements. None

(p)  Initial Capital Agreements. None

(q)  Redeemability Exemption.

     (1) Memorandum Regarding Procedures including Issuance, Transfer and Redemption Procedures for Variable Universal Life Insurance Policies Pursuant to Rule 6e-3(T)(b)(12)(iii) under the Investment Company Act of 1940. (8)

(r)  Powers of Attorney.

     (1) Power of Attorney with respect to Registration Statements and Amendments thereto signed by the directors and, where applicable, officers of National Union Fire Insurance Company of Pittsburgh, Pa.
         (11)

     (1) Incorporated by reference to Post-Effective Amendment No. 4 to Form S-6 Registration Statement (File No. 033-90686) of Variable Account B of American International Life Assurance Company of New York filed on October 27, 1998.

     (2) Incorporated by reference to initial filing of Form S-6 Registration Statement (File No. 333-48457) of Variable Account B of American International Life Assurance Company of New York filed on March 23, 1998.

     (3) Incorporated by reference to Post-Effective Amendment No. 5 to Form S-6 Registration Statement (File No. 333-48457) of Variable Account B of American International Life Assurance Company of New York filed on May 1, 2002.

     (4) Incorporated by reference to Post-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-63412) of Variable Account A of American International Life Assurance Company of New York filed on December 28, 2001.

     (5) Incorporated by reference to Post-Effective Amendment No. 7 to Form N-6 Registration Statement (File No. 333-48457) of Variable Account B of American International Life Assurance Company of New York filed on April 25, 2003.

     (6) Incorporated by reference to Post-Effective Amendment No. 8 to Form N-6 Registration Statement (File No. 333-48457) of Variable Account B of American International Life Assurance Company of New York filed on June 16, 2003.

     (7) Incorporated by reference to Post-Effective Amendment No. 8 to Form N-4 Registration Statement (File No. 333-63412) of Variable Account A of American International Life Assurance Company of New York filed on April 27, 2004.

     (8) Incorporated by reference to Post-Effective Amendment No. 10 to Form N-6 Registration Statement (File No. 333-48457) of Variable Account B of American International Life Assurance Company of New York filed on May 2, 2005.

     (9) Incorporated by reference to Post-Effective Amendment No. 11 to Form N-6 Registration Statement (File No. 333-48457) of Variable Account B of American International Life Assurance Company of New York filed on August 12, 2005.

     (10)Incorporated by reference to Post-Effective Amendment No. 12 to Form N-6 Registration Statement (File No. 333-48457) of Variable Account B of American International Life Assurance Company of New York filed on October 24, 2005.

     (11)Incorporated by reference to Post-Effective Amendment No. 13 to Form N-6 Registration Statement (File No. 333-48457) of Variable Account B of American International Life Assurance Company of New York filed on March 31, 2006.

Item 27. Directors and Officers of the Depositor

                          Positions and Offices with Depositor
Name and Principal        American International Life Assurance Company
Business Address          of New York
------------------        -------------------------------------------------
Rodney O. Martin, Jr.     Director and Chairman of the Board of Directors
2929 Allen Parkway
Houston, TX 77019

M. Bernard Aidinoff       Director
Sullivan and Cromwell
125 Broad Street
New York, NY 10004

David J. Dietz            Director, Chairman-Global High Net Worth,
830 Third Avenue          Corporate Markets & Domestic Institutional Profit
New York, NY 10022        Center, and Chief Executive Officer-Global High
                          Net Worth, Corporate Markets & Domestic
                          Institutional Profit Center

Marion E. Fajen           Director
5608 N. Water Bury Rd.
Des Moines, IA 50312

Patrick J. Foley          Director
569 N. Country Club Dr.
Lake Worth, FL 33462

Mary Jane Fortin          Director, Chief Financial Officer and Executive
2929 Allen Parkway        Vice President
Houston, TX 77019

Cecil C. Gamwell, III     Director
419 W. Beach Rd.
Charleston, RI 02813

Jack R. Harnes            Director
70 Pine Street
New York, NY 10270

David L. Herzog           Director
70 Pine Street
New York, NY 10270

                          Positions and Offices with Depositor
Name and Principal        American International Life Assurance Company
Business Address          of New York
------------------        -------------------------------------------------
Richard A. Hollar         Director, Chief Executive Officer-Independent
750 West Virginia Street  Distribution Profit Center, and Chief Executive
Milwaukee, WI 53204       Officer-Life Brokerage Profit Center

John I. Howell            Director
Indian Rock Corp.
263 Glenville Rd., 2nd
Floor
Greenwich, CT 06831

Gary D. Reddick           Director, Executive Vice President and
2929 Allen Parkway        Chief Administrative Officer
Houston, TX 77019

Christopher J. Swift      Director
2929 Allen Parkway
Houston, TX 77019

James W. Weakley          Director, President and Chief Executive
2929 Allen Parkway        Officer-Group Benefit & Financial Institutions
Houston, TX 77019

Matthew Winter            Director, President and Chief Executive Officer
2929 Allen Parkway
Houston, TX 77019

Thomas L. Booker          President-Annuity Profit Center
2727 Allen Parkway
Houston, TX 77019

Richard A. Hollar         President, Chairman-Independent Distribution
750 West Virginia Street  Profit Center and Chief Executive Officer-Life
Milwaukee, WI 53204       Brokerage
                          Profit Center

Royce G. Imhoff, II       President-Independent Distribution and Affluent
2929 Allen Parkway        Profit Center
Houston, TX 77019

                          Positions and Offices with Depositor
Name and Principal        American International Life Assurance Company
Business Address          of New York
------------------        -------------------------------------------------
Lawrence J. O'Brien       President-Independent Agency Group
2727 Allen Parkway
Houston, TX 77019

Richard C. Schuettner     President-AIG Life Brokerage Profit Center
750 West Virginia Street
Milwaukee, WI 53204

James P. Steele           President-Structured Settlements
205 E. 10th Avenue
Amarillo, TX 79101

Steven D. Anderson        Chief Financial Officer-Independent Distribution
2727 Allen Parkway        Profit Center and Senior Vice
Houston, TX 77019         President-Independent Distribution Profit Center
                          and

Frank A. Kophamel         Chief Financial Officer-Group Benefit & Financial
3600 Route 66             Institutions
Neptune, NJ 07754-1580

David R. Armstrong        Executive Vice President-Group Benefit &
3600 Route 66             Financial Institutions
Neptune, NJ 07754-1580

Chris T. Calos            Executive Vice President-Group Benefit &
3600 Route 66             Financial Institutions
Neptune, NJ 07754

Dan E. Trudan             Executive Vice President-Operations, Independent
2929 Allen Parkway        Distribution Profit Center
Houston, TX 77019

Erik A. Baden             Senior Vice President
2929 Allen Parkway
Houston, TX 77019

Wayne A. Barnard          Senior Vice President and Illustration Actuary
2929 Allen Parkway
Houston, TX 77019

                          Positions and Offices with Depositor
Name and Principal        American International Life Assurance Company
Business Address          of New York
------------------        -------------------------------------------------
Robert M. Beuerlein       Senior Vice President and Chief Actuary
2727-A Allen Parkway
Houston, TX 77019

Patricia A. Bosi          Senior Vice President
3600 Route 66
Neptune, NJ 07754-1580

Jeffrey H. Carlson        Senior Vice President and Chief Information
2727-A Allen Parkway      Officer
Houston, TX 77019

James A. Galli            Senior Vice President and
830 Third Avenue          Chief Business Development Officer
New York, NY 10022

Robert M. Goldbloom       Senior Vice President-Terminal Funding Annuities
70 Pine Street
New York, NY 10270

William F. Guterding      Senior Vice President and Chief Underwriting
830 Third Avenue          Officer
New York, NY 10022

Robert F. Herbert, Jr.    Senior Vice President, Treasurer and Comptroller
2727-A Allen Parkway
Houston, TX 77019

S. Douglas Israel         Senior Vice President
2929 Allen Parkway
Houston, TX 77019

Kyle L. Jennings          Senior Vice President and General Counsel
2929 Allen Parkway
Houston, TX 77019

Althea R. Johnson         Senior Vice President
2929 Allen Parkway
Houston, TX 77019

                          Positions and Offices with Depositor
Name and Principal        American International Life Assurance Company
Business Address          of New York
------------------        -------------------------------------------------
Glen D. Keller            Senior Vice President
2727 Allen Parkway
Houston, TX 77019

Frank A. Kophamel         Senior Vice President-Group Benefit & Financial
3600 Route 66             Institutions
Neptune, NJ 07754

Simon J. Leech            Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Mark R. McGuire           Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Laura W. Milazzo          Senior Vice President
2727 Allen Parkway
Houston, TX 77019

Harry R. Miller           Senior Vice President
2727 Allen Parkway
Houston, TX 77019

William J. Packer         Senior Vice President
3600 Route 66
Neptune, NJ 07754

Barry Pelleterri          Senior Vice President
3600 Route 66
Neptune, NJ 07754

John W. Penko             Senior Vice President
2727 Allen Parkway
Houston, TX 77019

Robert E. Steele          Senior Vice President
205 E. 10th Avenue
Amarillo, TX 79101

                          Positions and Offices with Depositor
Name and Principal        American International Life Assurance Company
Business Address          of New York
------------------        -------------------------------------------------
Michael W. Witwer         Senior Vice President
3600 Route 66
Neptune, NJ 07754

Steven E. Zimmerman       Senior Vice President and Medical Director
2727 Allen Parkway
Houston, TX 77019

Edward F. Bacon           Vice President
2727-A Allen Parkway
Houston, TX 77019

Joan M. Bartel            Vice President
2727 Allen Parkway
Houston, TX 77019

Walter E. Bednarski       Vice President
3600 Route 66
Neptune, NJ 07754-1580

Michael B. Boesen         Vice President
2727-A Allen Parkway
Houston, TX 77019

David R. Brady            Vice President
70 Pine Street
New York, NY 10270

Stephen J. Brenneman      Vice President
1 Alico Plaza
600 King Street
Wilmington, DE 19801

Robert W. Busby           Vice President
3600 Route 66
Neptune, NJ 07754-1580

                          Positions and Offices with Depositor
Name and Principal        American International Life Assurance Company
Business Address          of New York
------------------        -------------------------------------------------
David W. Butterfield      Vice President
3600 Route 66
Neptune, NJ 07754

Joseph S. Cella           Vice President
70 Pine Street
New York, NY 10270

Robert W. Chesner         Vice President
2929 Allen Parkway
Houston, TX 77019

Mark E. Childs            Vice President
2727 Allen Parkway
Houston, TX 77019

Steven A. Dmytrack        Vice President
2929 Allen Parkway
Houston, TX 77019

Douglas M. Donnenfield    Vice President
750 West Virginia Street
Milwaukee, WI 53204

Donna F. Fahey            Vice President
3600 Route 66
Neptune, NJ 07754-1580

Farideh N. Farrokhi       Vice President and Assistant Secretary
2727-A Allen Parkway
Houston, TX 77019

Kevin P. Fitzpatrick      Vice President and Real Estate Investment Officer
1 Chase Manhattan Plaza
New York, NY 10005

Richard L. Gravette       Vice President and Assistant Treasurer
2727-A Allen Parkway
Houston, TX 77019

                          Positions and Offices with Depositor
Name and Principal        American International Life Assurance Company
Business Address          of New York
------------------        --------------------------------------------------
Kenneth J. Griesemer      Vice President
6363 Forest Park Rd.
Dallas, TX 75235

Joel H. Hammer            Vice President
1 Chase Manhattan Plaza
New York, NY 10005

Neal C. Hasty             Vice President
6363 Forest Park Rd.
Dallas, TX 75235

Keith C. Honig            Vice President
1999 Avenue of the Stars
Los Angeles, CA 90067

Karen M. Isaacs           Vice President
3600 Route 66
Neptune, NJ 07754

David S. Jorgensen        Vice President
2727-A Allen Parkway
Houston, TX 77019

Gary J. Kleinman          Vice President and Real Estate Investment Officer
1 Chase Manhattan Plaza
New York, NY 10005

Randy J. Marash           Vice President
3600 Route 66
Neptune, NJ 07754

W. Larry Mask             Vice President, Real Estate Investment Officer and
2929 Allen Parkway        Assistant Secretary
Houston, TX 77019

Gordon S. Massie          Vice President
2929 Allen Parkway
Houston, TX 77019

                          Positions and Offices with Depositor
Name and Principal        American International Life Assurance Company
Business Address          of New York
------------------        --------------------------------------------------
Richard D. McFarland      Vice President
2727-A Allen Parkway
Houston, TX 77019

Richard A. Mercante       Vice President-Investments
175 Water Street
New York, NY 10038

Deanna Osmonson           Vice President and Chief Compliance Officer
2727 Allen Parkway
Houston, TX 77019

Rembert R. Owen, Jr.      Vice President, Real Estate Investment Officer and
2929 Allen Parkway        Assistant Secretary
Houston, TX 77019

Kirsten M. Pedersen       Vice President
2727 Allen Parkway
Houston, TX 77019

Rodney E. Rishel          Vice President
American General Center
2000 American General Way
Brentwood, TN 37027

Walter J. Rudecki, Jr.    Vice President
2929 Allen Parkway
Houston, TX 77019

Dale W. Sachtleben        Vice President
1 Franklin Square
Springfield, IL 62713

Kristin E. Sather         Vice President
1 Chase Manhattan Plaza
New York, NY 10005

                          Positions and Offices with Depositor
Name and Principal        American International Life Assurance Company
Business Address          of New York
------------------        -------------------------------------------------
Richard W. Scott          Vice President and Chief Investment Officer
70 Pine Street
New York, NY 10270

Tom L. Scott              Vice President and General Auditor
2929 Allen Parkway
Houston, TX 77019

T. Clay Spires            Vice President and Tax Officer
2727-A Allen Parkway
Houston, TX 77019

Veronica Torralba         Vice President
2929 Allen Parkway
Houston, TX 77019

Richard P. Vegh           Vice President
3600 Route 66
Neptune, NJ 07754

Ronald Williams           Vice President
3600 Route 66
Neptune, NJ 07754

Elizabeth M. Tuck         Secretary
70 Pine Street
New York, NY 10270

Lauren W. Jones           Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

The Depositor is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). See footnotes to table below at end of Item 28. Table of subsidiaries of AIG can be found as Exhibit 21 in Form 10-K, SEC file number 001-08787, accession number 0000950123-06-003276, filed March 16, 2006.

                              SUBSIDIARIES OF AIG

                                                                                                Percentage
                                                                                                of Voting
                                                                                                Securities
                                                                               Jurisdiction of Owned by its
                                                                                Incorporation   Immediate
                                                                               or Organization Parent/(2)/
                                                                               --------------- ------------
American International Group, Inc./(1)/.......................................       Delaware          /(3)/
   AIG Aviation, Inc..........................................................        Georgia       100
   AIG Bulgaria Insurance and Reinsurance Company EAD.........................       Bulgaria       100
   AIG Capital Corporation....................................................       Delaware       100
       AIG Consumer Finance Group, Inc........................................       Delaware       100
          AIG Bank Polska S.A.................................................         Poland     99.92
          AIG Credit S.A......................................................         Poland       100
          Compania Financiera Argentina S.A...................................      Argentina       100
       AIG Equipment Finance Holdings, Inc....................................       Delaware       100
          AIG Commercial Equipment Finance, Inc...............................       Delaware       100
              AIG Commercial Equipment Finance Company, Canada................         Canada       100
       AIG Finance Holdings, Inc..............................................       New York       100
          AIG Finance (Hong Kong) Limited.....................................      Hong Kong       100
       AIG Global Asset Management Holdings Corp..............................       Delaware       100
          AIG Asset Management Services, Inc..................................       Delaware       100
              Brazos Capital Management, L.P..................................       Delaware        92
          AIG Capital Partners, Inc...........................................       Delaware       100
          AIG Equity Sales Corp...............................................       New York       100
          AIG Global Investment Corp..........................................     New Jersey       100
          AIG Global Securities Lending Corp..................................       Delaware       100
   International Lease Finance Corporation....................................     California     67.23/(4)/
   AIG Global Real Estate Investment Corp.....................................       Delaware       100
AIG Credit Corp...............................................................       Delaware       100
   A.I. Credit Consumer discount Corp.........................................   Pennsylvania       100
   A.I. Credit Corp...........................................................  New Hampshire       100
   AICCO, Inc.................................................................       Delaware       100
   AICCO, Inc.................................................................     California       100
   AIG Credit Corp. of Canada.................................................         Canada       100
   Imperial Premium Funding Inc...............................................       Delaware       100
AIG Egypt Insurance Company, S.A.E............................................          Egypt     89.98
AIG Federal Savings Bank......................................................         U.S.A.       100
AIG Financial Advisor Services, Inc...........................................       Delaware       100
   AIG Financial Advisor Services (Europe), S.A...............................     Luxembourg       100
AIG Financial Products Corp...................................................       Delaware       100
   AIG Matched Funding Corp...................................................       Delaware       100
   Banque AIG.................................................................         France        90/(5)/
AIG Funding, Inc..............................................................       Delaware       100
AIG Global Trade & Political Risk Insurance Company...........................     New Jersey       100
A.I.G. Golden Insurance Ltd...................................................         Israel     50.01
AIG Life Holdings (International) LLC.........................................       Delaware       100
   American International Reinsurance Company, Ltd............................        Bermuda       100
          AIG Edison Life Insurance Company...................................          Japan        90/(6)/
          American International Assurance Company, Limited...................      Hong Kong       100
          American International Assurance Company (Australia) Limited........      Australia       100

                              SUBSIDIARIES OF AIG

                                                                                                     Percentage
                                                                                                     of Voting
                                                                                                     Securities
                                                                                    Jurisdiction of Owned by its
                                                                                     Incorporation   Immediate
                                                                                    or Organization Parent/(2)/
                                                                                    --------------- ------------
          American International Assurance Company (Bermuda) Limited...............        Bermuda       100
              American International Assurance Co. (Vietnam) Limited...............        Vietnam       100
              Tata AIG Life Insurance Company Limited..............................          India        26
          Nan Shan Life Insurance Company, Ltd.....................................         Taiwan        95
   AIG Life Insurance Company......................................................       Delaware        79/(7)/
   AIG Life Insurance Company of Puerto Rico.......................................    Puerto Rico       100
   AIG Liquidity Corp..............................................................       Delaware       100
   AIG Marketing, Inc..............................................................       Delaware       100
   AIG Private Bank Ltd............................................................    Switzerland       100
   AIG Retirement Services, Inc....................................................       Delaware       100/(8)/
          SunAmerica Life Insurance Company........................................        Arizona       100
              SunAmerica Investments, Inc..........................................        Georgia        70/(9)/
                 AIG Advisor Group, Inc............................................       Maryland       100
                     Advantage Capital Corporation.................................       New York       100
                     FSC Securities Corporation....................................       Delaware       100
                     Royal Alliance Associates, Inc................................       Delaware       100
                     Sentra Securities Corporation.................................     California       100
                     Spelman & Co., Inc............................................     California       100
                     SunAmerica Securities, Inc....................................       Delaware       100
                 AIG SunAmerica Life Assurance Company.............................        Arizona       100/(10)/
                     AIG SunAmerica Asset Management Corp..........................       Delaware       100
                        AIG SunAmerica Capital Services. Inc.......................       Delaware       100
                 First SunAmerica Life Insurance Company...........................       New York       100
   AIG Risk Management, Inc........................................................       New York       100
   AIG Technologies, Inc...........................................................  New Hampshire       100
   AIGTI, Inc......................................................................       Delaware       100
   AIG Trading Group Inc...........................................................       Delaware       100
       AIG International, Inc......................................................       Delaware       100
   AIU Holdings, LLC...............................................................       Delaware       100
       AIG Central Europe & CIS Insurance Holdings Corporation.....................       Delaware       100
          AIG Bulgaria Insurance and Reinsurance Company EAD.......................       Bulgaria       100
          AIG Czech Republic pojistovna, as........................................ Czech Republic       100
          AIG Kazakhstan Insurance Company, S.A....................................      Kzakhstan     88.87
       AIU Africa Holdings, Inc....................................................       Delaware       100
          AIG Kenya Insurance Company, Limited.....................................          Kenya       100
       AIG Memsa, Inc..............................................................       Delaware       100
          AIG Iraq.................................................................       Delaware       100
          AIG Lebanon, S.A.L.......................................................        Lebanon       100
          AIG Libya, Inc...........................................................       Delaware       100
          AIG Hayleys Investment Holdings (Private) Ltd............................      Sri Lanka        80
              Hayleys AIG Insurance Company, Ltd...................................      Sri Lanka       100
          AIG Sigorta A.S..........................................................         Turkey       100
          Tata AIG General Insurance Company Limited...............................          India        26
   AIU Insurance Company...........................................................       New York        52/(11)/
   AIU North America, Inc..........................................................       New York       100

                              SUBSIDIARIES OF AIG

                                                                                                    Percentage
                                                                                                    of Voting
                                                                                                    Securities
                                                                                   Jurisdiction of Owned by its
                                                                                    Incorporation   Immediate
                                                                                   or Organization Parent/(2)/
                                                                                   --------------- ------------
   American General Corporation...................................................          Texas       100
       American General Bancassurance Services, Inc...............................       Illinois       100
       AGC Life Insurance Company.................................................       Missouri       100
          AIG Life Holdings (Canada), ULC.........................................         Canada       100
              AIG Assurance Canada................................................         Canada       100
              AIG Life Insurance Company of Canada................................         Canada       100
          AIG Life of Bermuda, Ltd................................................        Bermuda       100
          American General Life and Accident Insurance Company....................      Tennessee       100
          American General Life Insurance Company.................................          Texas       100
              American General Annuity Service Corporation........................          Texas       100
              AIG Enterprise Services, LLC........................................       Delaware       100
              American General Equity Services Corporation........................       Delaware       100
              American General Life Companies, LLC................................       Delaware       100
              The Variable Annuity Life Insurance Company.........................          Texas       100
                 VALIC Retirement Services Company................................          Texas       100
                 VALIC Trust Company..............................................          Texas       100
          American General Property Insurance Company.............................      Tennessee     51.85/(12)/
              American General Property Insurance Company of Florida..............        Florida       100
          AIG Annuity Insurance Company...........................................          Texas       100
          The United States Life Insurance Company in the City of New York........       New York       100
       American General Finance, Inc..............................................        Indiana       100
          American General Auto Finance, Inc......................................       Delaware       100
          American General Finance Corporation....................................        Indiana       100
              MorEquity, Inc......................................................         Nevada       100
                 Wilmington Finance, Inc..........................................       Delaware       100
              Merit Life Insurance Co.............................................        Indiana       100
              Yosemite Insurance Company..........................................        Indiana       100
                 CommoLoCo, Inc...................................................    Puerto Rico       100
          American General Financial Services of Alabama, Inc.....................       Delaware       100
       American General Investment Management Corporation.........................       Delaware       100
       American General Realty Investment Corporation.............................          Texas       100
       American General Assurance Company.........................................       Illinois       100
          American General Indemnity Company......................................       Illinois       100
       Knickerbocker Corporation..................................................          Texas       100
   American Home Assurance Company................................................       New York       100
       AIG Domestic Claims, Inc...................................................       Delaware        50/(13)/
       AIG Hawaii Insurance Company, Inc..........................................         Hawaii       100
          American Pacific Insurance Company, Inc.................................         Hawaii       100
       American International Insurance Company...................................       New York       100
          American International Insurance Company of California, Inc.............     California       100
          American International Insurance Company of New Jersey..................     New Jersey       100
          Minnesota Insurance Company.............................................      Minnesota       100
       American International Realty Corp.........................................       Delaware      31.5/(14)/
       Pine Street Real Estate Holdings Corp......................................  New Hampshire     31.47/(14)/
       Transatlantic Holdings, Inc................................................       Delaware     33.41/(15)/

                              SUBSIDIARIES OF AIG

                                                                                                             Percentage
                                                                                                             of Voting
                                                                                                             Securities
                                                                                            Jurisdiction of Owned by its
                                                                                             Incorporation   Immediate
                                                                                            or Organization Parent/(2)/
                                                                                            --------------- ------------
          Transatlantic Reinsurance Company................................................      New York        100
              Putnam Reinsurance Company...................................................      New York        100
              Trans Re Zurich..............................................................   Switzerland        100
   American International Insurance Company of Delaware....................................      Delaware        100
   American International Life Assurance Company of New York...............................      New York      77.52/(16)/
   American International Reinsurance Company, Ltd.........................................       Bermuda        100
   American International Underwriters Corporation.........................................      New York        100
   American International Underwriters Overseas, Ltd.......................................       Bermuda        100
       AIG Europe (Ireland) Limited........................................................       Ireland        100
       AIG Europe (U.K.) Limited...........................................................       England        100
       AIG Brasil Companhia de Seguros.....................................................        Brazil         50
       AIG General Insurance (Vietnam) Company Limited.....................................       Vietnam        100
       Universal Insurance Co., Ltd........................................................      Thailand        100
       La Seguridad de Centroamerica, Compania de Seguros S.A..............................     Guatemala        100
       La Meridional Compania Argentina de Seguros.........................................     Argentina        100
       American International Insurance Company of Puerto Rico.............................   Puerto Rico        100
       A.I.G. Colombia Seguros Generales S.A...............................................      Colombia        100
       American International Underwriters GmBH............................................       Germany        100
       Richmond Insurance Company Limited..................................................       Bermuda        100
       Underwriters Adjustment Company, Inc................................................        Panama        100
   American Life Insurance Company.........................................................      Delaware        100
       AIG Life (Bulgaria) Z.D. A.D........................................................      Bulgaria        100
       ALICO, S.A..........................................................................        France        100
       First American Polish Life Insurance and Reinsurance Company, S.A...................        Poland        100
       Inversiones Interamericana S.A. (Chile).............................................         Chile        100
       Pharaonic American Life Insurance Company...........................................         Egypt      71.63
       Unibanco AIG Seguros S.A............................................................        Brazil      47.81/(17)/
   AIG Life Insurance Company (Switzerland) Ltd............................................   Switzerland        100
   American Security Life Insurance Company, Ltd...........................................  Lichtenstein        100
   Birmingham Fire Insurance Company of Pennsylvania.......................................  Pennsylvania        100
   China America Insurance Company, Ltd....................................................      Delaware         50
   Commerce and Industry Insurance Company.................................................      New York        100
   Commerce and Industry Insurance Company of Canada.......................................       Ontario        100
   Delaware American Life Insurance Company................................................      Delaware        100
   Hawaii Insurance Consultants, Ltd.......................................................        Hawaii        100
   HSB Group, Inc..........................................................................      Delaware        100
       The Hartford Steam Boiler Inspection and Insurance Company..........................   Connecticut        100
          The Hartford Steam Boiler Inspection and Insurance Company of Connecticut........   Connecticut        100
          HSB Engineering Insurance Limited................................................       England        100
              The Boiler Inspection and Insurance Company of Canada........................        Canada        100
   The Insurance Company of the State of Pennsylvania......................................  Pennsylvania        100
   Landmark Insurance Company..............................................................    California        100
   Mt. Mansfield Company, Inc..............................................................       Vermont        100
   National Union Fire Insurance Company of Pittsburgh, Pa.................................  Pennsylvania        100
       American International Specialty Lines Insurance Company............................        Alaska         70/(18)/

                              SUBSIDIARIES OF AIG

                                                                                          Percentage
                                                                                          of Voting
                                                                                          Securities
                                                                         Jurisdiction of Owned by its
                                                                          Incorporation   Immediate
                                                                         or Organization Parent/(2)/
                                                                         --------------- ------------
       Lexington Insurance Company......................................       Delaware        70 /(18)/
          AIG Centennial Insurance Company..............................   Pennsylvania        100
              AIG Premier Insurance Company.............................   Pennsylvania        100
                 AIG Indemnity Insurance Company........................   Pennsylvania        100
              AIG Preferred Insurance Company...........................   Pennsylvania        100
              AIG Auto Insurance Company of New Jersey..................     New Jersey        100
          JI Accident & Fire Insurance Co. Ltd..........................          Japan         50
       National Union Fire Insurance Company of Louisiana...............      Louisiana        100
       National Union Fire Insurance Company of Vermont.................        Vermont        100
       21st Century Insurance Group.....................................     California      33.03/(19)/
          21st Century Insurance Company................................     California        100
          21st Century Casualty Company.................................     California        100
          21st Century Insurance Company of the Southwest...............          Texas        100
       Starr Excess Liability Insurance Company, Ltd....................       Delaware        100
          Starr Excess Liability Insurance International Ltd............        Ireland        100
   NHIG Holding Corp....................................................       Delaware        100
       Audubon Insurance Company........................................      Louisiana        100
          Audubon Indemnity Company.....................................    Mississippi        100
          Agency Management Corporation.................................      Louisiana        100
              The Gulf Agency, Inc......................................        Alabama        100
       New Hampshire Insurance Company..................................   Pennsylvania        100
          AIG Europe, S.A...............................................         France      70.48/(20)/
          AI Network Corporation........................................       Delaware        100
          American International Pacific Insurance Company..............       Colorado        100
          American International South Insurance Company................   Pennsylvania        100
          Granite State Insurance Company...............................   Pennsylvania        100
          New Hampshire Indemnity Company, Inc..........................   Pennsylvania        100
              AIG National Insurance Company, Inc.......................       New York        100
          Illinois National Insurance Co................................       Illinois        100
          New Hampshire Insurance Services, Inc.........................  New Hampshire        100
       AIG Star Life Insurance Co., Ltd.................................          Japan        100
   The Philippine American Life and General Insurance Company...........    Philippines      99.78
       Pacific Union Assurance Company..................................     California        100
       Philam Equitable Life Assurance Company, Inc.....................    Philippines      95.31
       Philam Insurance Company, Inc....................................    Philippines        100
   Risk Specialist Companies, Inc.......................................       Delaware        100
   United Guaranty Corporation.......................................... North Carolina     36.3l /(21)/
       A.I.G. Mortgage Holdings Israel, Ltd.............................         Israel      82.12
          E.M.I.-Ezer Mortgage Insurance Company, Limited...............         Israel        100
       AIG United Guaranty Agenzia DI Assicurazione S.R.L...............          Italy        100
       AIG United Guraranty Insurance (Asia) Limited....................      Hong Kong        100
       AIG United Guaranty Re, Ltd......................................        Ireland        100
       United Guaranty Insurance Company................................ North Carolina        100
       United Guaranty Mortgage Insurance Company....................... North Carolina        100
       United Guaranty Mortgage Insurance Company of North Carolina..... North Carolina        100

                              SUBSIDIARIES OF AIG

                                                                                                  Percentage
                                                                                                  of Voting
                                                                                                  Securities
                                                                                 Jurisdiction of Owned by its
                                                                                  Incorporation   Immediate
                                                                                 or Organization Parent/(2)/
                                                                                 --------------- ------------
       United Guaranty Partners Insurance Company...............................        Vermont        80
       United Guaranty Residential Insurance Company of North Carolina.......... North Carolina       100
       United Guaranty Residential Insurance Company............................ North Carolina     75.03/(22)/
          United Guaranty Commercial Insurance Company of North Carolina........ North Carolina       100
          United Guaranty Mortgage Indemnity Company............................ North Carolina       100
          United Guaranty Credit Insurance Company.............................. North Carolina       100
       United Guaranty Services, Inc............................................ North Carolina       100

--------
(1) All subsidiaries listed are consolidated in the financial statements of AIG as filed in its Form 10-K on March 16, 2006. Certain subsidiaries have been omitted from the tabulation. The omitted subsidiaries, when considered in the aggregate as a single subsidiary, do not constitute a significant subsidiary.
(2)   Percentages include directors' qualifying shares.
(3) The common stock is owned approximately 12.0 percent by Starr International Company, Inc., 1.8 percent by C.V. Starr & Co., Inc. and
      2.0 percent by The Starr Foundation.
(4) Also owned 35.15 percent by National Union Fire Insurance Company of Pittsburgh, Pa.
(5)   Also owned 10 percent by AIG Matched Funding Corp.
(6)   Also owned 21 percent by Commerce and Industry Insurance Company.
(7)   Indirect wholly-owned subsidiary.
(8)   Formerly known as AIG SunAmerica Inc.
(9)   Also owned 30 percent by AIG Retirement Services, Inc.
(10)  Formerly known as Anchor National Life Insurance Company.
(11) Also owned eight percent by The Insurance Company of the State of Pennsylvania, 32 percent by National Union Fire Insurance Company of Pittsburgh, Pa. and eight percent by Birmingham Fire Insurance Company of Pennsylvania.
(12) Also owned 48.15 percent by American General Life and Accident Insurance Company.
(13)  Also owned 50 percent by The Insurance Company of the State of
      Pennsylvania.
(14)  Also owned by 11 other AIG subsidiaries.
(15)  Also owned 25.95 percent by AIG.
(16)  Also owned 22.48 percent by American Home Assurance Company.
(17)  Also owned ten percent by a subsidiary of American Life Insurance Company.
(18) Also owned 1.7 percent by American International Underwriters Overseas, Ltd. and .48 percent by American Home Assurance Company.
(19) Also owned 20 percent by The Insurance Company of the State of Pennsylvania and ten percent by Birmingham Fire Insurance Company of Pennsylvania.
(20) Also owned 16.85 percent by American Home Assurance Company, 6.34 percent by Commerce and Industry Insurance Company and 6.34 percent by New Hampshire Insurance Company.
(21)  100 percent to be held with other AIG companies.
(22) Also owned 45.88 percent by National Union Fire Insurance Company of Pittsburgh, Pa., 16.95 percent by New Hampshire Insurance Company and
      0.86 percent by The Insurance Company of the State of Pennsylvania.
(23) Also owned 24.97 percent by United Guaranty Residential Insurance Company of North Carolina.

      The Registrant is a separate account of American International Life Assurance Company of New York (Depositor).

Item 29. Indemnification

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

American International Life Assurance Company of New York

To the full extent authorized by law, the corporation shall indemnify any person made, or threatened to be made, a party to an action or proceeding, whether criminal or civil, by reason of the fact that he, his testator or intestate is or was a director or officer of the corporation or serves or served in any capacity in any other corporation at the request of the corporation. Nothing contained herein shall affect any rights to indemnification to which corporate personnel other than directors and officers may be entitled by contract or otherwise under law.

Item 30. Principal Underwriters

(a) Other Activity. Registrant's principal underwriter, American General Equity Services Corporation, also acts as principal underwriter for Variable Account A of American International Life Assurance Company of New York, which offers interests in variable annuities. American General Equity Services Corporation also acts as principal underwriter for certain other separate accounts of American International Life Assurance Company of New York affiliates.

(b) Management.

                      Positions and Offices with
                      Underwriter
Name and Principal    American General Equity
Business Address      Services Corporation
------------------    -----------------------------
Rodney O. Martin, Jr. Director and Chairman of the
2929 Allen Parkway    Board of Directors
Houston, TX 77019

                                        Positions and Offices with Underwriter
 Name and Principal                     American General Equity Services
 Business Address                       Corporation
 ------------------                     --------------------------------------
 Mark R. McGuire                        Director and Senior Vice President
 2727 Allen Parkway
 Houston, TX 77019

 Gary D. Reddick                        Director
 2929 Allen Parkway
 Houston, TX 77019

 Royce G. Imhoff, II                    President and Chief Executive Officer
 2929 Allen Parkway
 Houston, TX 77019

 Robert F. Herbert, Jr.                 Vice President
 2727-A Allen Parkway
 Houston, TX 77019

 Rhonda Washington                      Treasurer and Controller
 2727 Allen Parkway
 Houston, TX 77019

 Deanna D. Osmonson                     Vice President, Chief Compliance
 2727 Allen Parkway                     Officer and Anti-Money Laundering
 Houston, TX 77019                      Compliance Officer

 T. Clay Spires                         Tax Officer
 2727-A Allen Parkway
 Houston, TX 77019

 Elizabeth M. Tuck                      Secretary
 70 Pine Street
 New York, NY 10270

 Sarah Hosker                           Assistant Secretary
 70 Pine Street
 New York, NY 10270

 Lauren W. Jones                        Assistant Secretary
 2929 Allen Parkway
 Houston, TX 77019

Name and Principal                     Positions and Offices with Underwriter
Business Address                       American General Equity Services Corporation
------------------                     --------------------------------------------
David M. Robinson                         Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

John D. Fleming                           Assistant Treasurer
2929 Allen Parkway
Houston, TX 77019

Barbara J. Moore                          Assistant Tax Officer
2919 Allen Parkway
Houston, TX 77019

(c)  Compensation From the Registrant.

                                   Compensation on
                         Net      Events Occasioning
                    Underwriting  the Deduction of a
  Name of Principal Discounts and      Deferred       Brokerage     Other
  Underwriter        Commissions      Sales Load     Commissions Compensation
  ----------------- ------------- ------------------ ----------- ------------
  American General        0               0               0           0
  Equity Services
  Corporation

Item 31. Location of Accounts and Records

All records referenced under Section 31(a) of the 1940 Act, and Rules 31a-1 through 31a-3 thereunder, are maintained and in the custody of American International Life Assurance Company of New York at its principal executive office located at 70 Pine Street, New York, New York 10270 or at its offices located at 2727-A Allen Parkway, Houston, Texas 77019-2191 or One ALICO Plaza, 600 King Street, Wilmington, Delaware 19801.

Item 32. Management Services Inapplicable

Item 33. Fee Representation

American International Life Assurance Company of New York hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and risks assumed by American International Life Assurance Company of New York.

Undertakings of the Depositor

During any time there are insurance obligations outstanding and covered by the guarantee issued by the National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union Guarantee Period"), filed as an exhibit to this Registration Statement (the "National Union Guarantee"), the Depositor hereby undertakes to provide notice to policy owners covered by the National Union Guarantee promptly after the happening of significant events related to the National Union Guarantee.

These significant events include: (i) termination of the National Union Guarantee that has a material adverse effect on the policy owner's rights under the National Union Guarantee; (ii) a default under the National Union Guarantee that has a material adverse effect on the policy owner's rights under the National Union Guarantee; or (iii) the insolvency of National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union").

Depositor hereby undertakes during the National Union Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the current annual audited statutory financial statements of National Union in the Registration Statement are updated to be as of a date not more than 16 months prior to the effective date of this Registration Statement, and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent registered public accounting firm of National Union regarding such financial statements.

During the National Union Guarantee Period, the Depositor hereby undertakes to include in the prospectus to policy owners, an offer to supply the Statement of Additional Information which shall contain the annual audited statutory financial statements of National Union, free of charge upon a policy owner's request.

                              POWERS OF ATTORNEY

   Each person whose signature appears below hereby appoints Robert F. Herbert, Jr., Gary D. Reddick and Kyle L. Jennings and each of them, any one of whom may act without the joinder of the others, as his/her attorney-in-fact to sign on his/her behalf and in the capacity stated below and to file all amendments to this Registration Statement, which amendment or amendments may make such changes and additions to this Registration Statement as such attorney-in-fact may deem necessary or appropriate.

                                  SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Variable Account B of American International Life Assurance Company of New York, certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Houston, and State of Texas on the 28th day of April, 2006.

                                             VARIABLE ACCOUNT B OF AMERICAN
                                             INTERNATIONAL LIFE ASSURANCE
                                             COMPANY OF NEW YORK
                                             (Registrant)

                                         BY: AMERICAN INTERNATIONAL LIFE
                                             ASSURANCE COMPANY OF NEW YORK
                                             (On behalf of the Registrant and
                                             itself)

                                         BY: ROBERT F. HERBERT, JR.
                                             ----------------------------------
                                             ROBERT F. HERBERT, JR.
                                             SENIOR VICE PRESIDENT, TREASURER
                                               AND COMPTROLLER

                                    AIL - 1

   Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                        Title                Date
---------                        -----                ----
RODNEY O. MARTIN, JR.            Director, Chairman,  April 28, 2006
-----------------------------    President and Chief
RODNEY O. MARTIN, JR.            Executive Officer

MARY JANE FORTIN                 Director, Chief      April 28, 2006
-----------------------------    Financial Officer
MARY JANE FORTIN                 and Executive Vice
                                 President

M. BERNARD AIDINOFF              Director             April 28, 2006
-----------------------------
M. BERNARD AIDINOFF

DAVID J. DIETZ                   Director             April 28, 2006
-----------------------------
DAVID J. DIETZ

MARION E. FAJEN                  Director             April 28, 2006
-----------------------------
MARION E. FAJEN

PATRICK J. FOLEY                 Director             April 28, 2006
-----------------------------
PATRICK J. FOLEY

                                 Director             April __, 2006
-----------------------------
CECIL C. GAMWELL III

                                    AIL - 2

Signature                        Title                Date
---------                        -----                ----
JACK R. HARNES                   Director             April 28, 2006
-----------------------------
JACK R. HARNES

DAVID L. HERZOG                  Director             April 28, 2006
-----------------------------
DAVID L. HERZOG

RICHARD A. HOLLAR                Director             April 28, 2006
-----------------------------
RICHARD A. HOLLAR

JOHN I. HOWELL                   Director             April 28, 2006
-----------------------------
JOHN I. HOWELL

GARY D. REDDICK                  Director             April 28, 2006
-----------------------------
GARY D. REDDICK

CHRISTOPHER J. SWIFT             Director             April 28, 2006
-----------------------------
CHRISTOPHER J. SWIFT

JAMES W. WEAKLEY                 Director             April 28, 2006
-----------------------------
JAMES W. WEAKLEY

                                    AIL - 3

                                                                      333-48457
                                                                   811-04865-01

                                  SIGNATURES

   National Union Fire Insurance Company of Pittsburgh, Pa. has caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 28th day of April, 2006.

                                                  NATIONAL UNION FIRE INSURANCE
                                                  COMPANY OF PITTSBURGH, PA.

                                              BY: ROBERT S. SCHIMEK
                                                  -----------------------------
                                                  ROBERT S. SCHIMEK
                                                  SENIOR VICE PRESIDENT
                                                    AND TREASURER

This amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                      Title                             Date
---------                      --------------------------------  --------------
*KRISTIAN P. MOOR              Director and Chairman
-----------------------------                                    April 28, 2006
KRISTIAN P. MOOR

JOHN Q. DOYLE                  Director and President
-----------------------------                                    April 28, 2006
JOHN Q. DOYLE

*ROBERT S. SCHIMEK             Director, Senior Vice
-----------------------------                                    April 28, 2006
ROBERT S. SCHIMEK              President and Treasurer

*M. BERNARD AIDINOFF           Director
-----------------------------                                    April 28, 2006
M. BERNARD AIDINOFF

*STEVEN J. BENSINGER           Director
-----------------------------                                    April 28, 2006
STEVEN J. BENSINGER

*CHARLES H. DANGELO            Director
-----------------------------                                    April 28, 2006
CHARLES H. DANGELO

*DAVID L. HERZOG               Director
-----------------------------                                    April 28, 2006
DAVID L. HERZOG

*ROBERT E. LEWIS               Director
-----------------------------                                    April 28, 2006
ROBERT E. LEWIS

Signature                      Title                             Date
---------                      -----                             ----
*WIN J. NEUGER                 Director                          April 28, 2006
-----------------------------
WIN J. NEUGER

*ROBERT M. SANDLER             Director                          April 28, 2006
-----------------------------
ROBERT M. SANDLER

*NICHOLAS S. TYLER             Director                          April 28, 2006
-----------------------------
NICHOLAS S. TYLER

*NICHOLAS C. WALSH             Director                          April 28, 2006
-----------------------------
NICHOLAS C. WALSH

* BY: ROBERT S. SCHIMEK
      -------------------------
      ROBERT S. SCHIMEK
      ATTORNEY-IN-FACT
      (Exhibit 13(a) to the
      Registration Statement)

                                 EXHIBIT INDEX

Item 26. Exhibits

(e)(2)... Form of Supplemental Application for Life Insurance,
          Form No. 14GVSUP997.

(e)(3)... Form of Subaccount Transfer Request form, 04/06.

(e)(4)... Form of Premium Allocation form, 04/06.

(e)(5)... Form of Loan/Surrender Request form, 04/06.

(e)(6)... Form of Dollar Cost Averaging Request form, 04/06.

(e)(8)... Form of Reallocation and Rebalancing Request form, 04/06.

(e)(9)... Form of Automatic Rebalancing Request, 04/06.

(h)(4)(c) Form of Participation Agreement Amendment No. 2 by and between Franklin
          Templeton Products Trust, Franklin Templeton Distributors, Inc. and
          American International Life Assurance Company of New York.

(n)(1)... Consent of Independent Registered Public Accounting Firm,
          PricewaterhouseCoopers LLP.

                                      E-1